Oppenheimer World Bond Fund
        Proxy For Special Shareholders Meeting To Be Held February 12, 2001

The undersigned shareholder of Oppenheimer World Bond Fund ("World Bond Fund"), does hereby appoint Andrew J. Donohue, Robert Bishop, Scott Farrar and Brian W. Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of World Bond Fund to be held on February 12, 2001 at 6803 South Tucson Way, Englewood, Colorado at 10:00 A.M., Mountain time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

This proxy is solicited on behalf of the Board of Trustees. The shares represented hereby will be voted as indicated on the reverse side or for the Proposal if no choice is indicated.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

    To approve an Agreement and Plan of Reorganization between World Bond Fund and Oppenheimer International Bond Fund ("International Bond Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of World Bond Fund to International Bond Fund in exchange for Class A, Class B and Class C shares of equal value of International Bond Fund, (b) the distribution of such shares of International Bond Fund to the corresponding Class A, Class B and Class C shareholders of World Bond Fund in complete liquidation of World Bond Fund and (c) the cancellation of the outstanding shares of World Bond Fund.

            FOR______               AGAINST______           ABSTAIN_______

                              Dated: _________________________________, 200__
                                          (Month)                     (Day)

                                    ---------------------------------
                                                Signature(s)

                                    ---------------------------------
Signature(s)
Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                           OPPENHEIMER WORLD BOND FUND
                  6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 12, 2001

    To the Shareholders of Oppenheimer World Bond Fund:

    Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer World Bond Fund ("World Bond Fund"), a registered investment management company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Mountain time, on February 12, 2001, or any adjournments thereof (the "Meeting"), for the following purposes:

    1. To approve an Agreement and Plan of Reorganization between World Bond Fund and Oppenheimer International Bond Fund ("International Bond Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of World Bond Fund to International Bond Fund in exchange for Class A, Class B and Class C shares of International Bond Fund, (b) the distribution of these shares of International Bond Fund to the corresponding Class A, Class B and Class C shareholders of World Bond Fund in complete liquidation of World Bond Fund and (c) the cancellation of the outstanding shares of World Bond Fund (all of the foregoing being referred to as the "Proposal").

    2.  To act upon such other matters as may properly come before the Meeting.

    Shareholders of record at the close of business on November 15, 2000 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of World Bond Fund recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

    By Order of the Board of Trustees,

    Andrew J. Donohue, Secretary
    November 29, 2000
    ----------------------------------------------------------------------
    Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                                PRELIMINARY COPY
                     COMBINED PROSPECTUS AND PROXY STATEMENT
                             DATED NOVEMBER 29, 2000

              Acquisition of the Assets of OPPENHEIMER WORLD BOND FUND

           By and in exchange for Class A, Class B and Class C shares of OPPENHEIMER INTERNATIONAL BOND FUND

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer World Bond Fund ("World Bond Fund") to be voted at a Special Meeting of Shareholders (the "Meeting") to approve the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between World Bond Fund and Oppenheimer International Bond Fund ("International Bond Fund"). This combined Prospectus/Proxy Statement constitutes the Prospectus of International Bond Fund and the Proxy Statement of World Bond Fund filed on Form N-14 with the Securities and Exchange Commission ("SEC"). If shareholders vote to approve the Reorganization Agreement and the Reorganization, the net assets of World Bond Fund will be acquired by and in exchange for shares of International Bond Fund. The Meeting will be held at the offices of OppenheimerFunds, Inc. at 6803 South Tucson Way, Englewood, Colorado 80112 on February 12, 2001 at 10:00 A.M. Mountain time. The Board of Trustees of World Bond Fund is soliciting these proxies on behalf of World Bond Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about November 29, 2000.

      If the shareholders vote to approve the Reorganization Agreement, you will receive Class A shares of International Bond Fund equal in value to the value as of the Valuation Date of your Class A shares of World Bond Fund; Class B shares of International Bond Fund equal in value to the value as of the Valuation Date of your Class B shares of World Bond Fund; and Class C shares of International Bond Fund equal in value to the value as of the Valuation Date of your Class C shares of World Bond Fund. World Bond Fund will then be liquidated.

      International Bond Fund's primary investment objective is to seek total return. As a secondary objective, International Bond Fund seeks income when consistent with total return. International Bond Fund invests mainly in debt securities of foreign government and corporate issuers. Those debt securities generally referred to as "bonds," include long-term and short-term government bonds, participation interests in loans, corporate debt obligations, "structured" notes and other debt obligations. They may include "zero coupon" or "stripped" securities. Under normal market conditions, International Bond Fund invests at least 65% of total assets in bonds and invests in at least three countries other than the United States. The Fund does not limit its investments to securities of issuers in a particular market capitalization or maturity range or rating category, and can hold rated and unrated securities below investment grade (commonly called "junk bonds"). The Fund invests in debt securities of issuers in both developed and emerging markets throughout the world.


      This Prospectus/Proxy Statement gives information about Class A, Class B and Class C shares of International Bond Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus, dated November 29, 2000, (the "Prospectus/Proxy Statement of Additional Information") has been filed with the Securities and Exchange
Commission ("SEC") as part of the Registration Statement on Form N-14 (the "Registration Statement") and is incorporated herein by reference. You may receive a copy by written request to the Transfer Agent or by calling toll-free as detailed above. The Prospectus/Proxy Statement of Additional Information includes the following documents: (i) Annual Report as of September 30, 2000 of International Bond Fund; (ii) Annual Report and Semi-Annual Report, as of October 31, 1999 and April 30, 2000, respectively, of World Bond Fund; (iii) the International Bond Fund Statement of Additional Information; and (iv) the World Bond Fund Statement of Additional Information.


      The Prospectus of International Bond Fund dated January 28, 2000 as supplemented November 14, 2000, is attached to and considered a part of this Prospectus/Proxy Statement and is intended to provide you with information about International Bond Fund.

      The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services (the "Transfer Agent") or by calling the toll-free number shown above: (i) a Prospectus for World Bond Fund, dated February 23, 2000 as supplemented July 12, 2000; (ii) a Statement of Additional Information for World Bond Fund, dated February 23, 2000; and (iii) a Statement of Additional Information for International Bond Fund, dated November 14, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

This Proxy Statement and Prospectus is dated November 29, 2000.

                                TABLE OF CONTENTS
                     COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                            Page
Synopsis
      What am I being asked to vote on?
      What are the general tax consequences of the Reorganization?
Comparisons of Some Important Features
      How do the investment objectives and policies of the Funds compare? Who manages the Funds? What are the fees and expenses of each Fund and those expected after the Reorganization? Where can I find more financial information about the Funds? How have the Funds performed? What are other key features of the Funds?
            Investment Management and Fees
            Transfer Agency and Custody Services
            Distribution Services
            Purchases, Redemptions, Exchanges and other Shareholder Services Dividends and Distributions
      What are the principal risks of an investment in International Bond Fund? Reasons for the Reorganization
Information about the Reorganization
      How will the Reorganization be carried out? Who will pay the expenses of the Reorganization? What are the tax consequences of the Reorganization? What should I know about Class A, Class B and Class C shares of International Bond Fund? What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?
Comparison of Investment Objectives and Policies
      Are there any significant differences between the investment objectives and strategies of the Funds?
      How do the investment policies of the Funds compare? What are the fundamental investment restrictions of the Funds? What are the main risks associated with investment in the Funds?
            Risks of Foreign Investing
            Special Risks of Emerging and Developing Markets
            Credit Risks
            Interest Rate Risks
            Risk of Non-Diversification
            Risks of Derivative Investments
            Special Risks of Lower-Grade Securities
     How do the Account Features and Shareholder Services for the Funds Compare?
            Investment Management
            Distribution
            Purchases and Redemptions
            Shareholder Services
            Dividends and Distributions
Voting Information
      How many votes are necessary to approve the Reorganization Agreement? How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting? Who is entitled to vote? What other solicitations will be made?
      Are there any appraisal rights?
Information about International Bond Fund
Information about World Bond Fund
Principal Shareholders
Exhibit A - Agreement  and Plan of  Reorganization  by and  between  Oppenheimer
            World
Bond Fund, and Oppenheimer International Bond Fund

                                    SYNOPSIS

      This is only a  summary  and is  qualified  in its  entirety  by the  more
detailed  information   contained  in  or  incorporated  by  reference  in  this
Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of International Bond Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

Your Fund's investment manager, OppenheimerFunds, Inc. (the "Manager"), proposed to the Board of Trustees a reorganization of your Fund, World Bond Fund, with and into Oppenheimer International Bond Fund so that shareholders of World Bond Fund may become shareholders of a substantially larger fund advised by the same investment advisor with generally historically better longer-term performance, lower fund expenses and investment objectives, policies, and strategies very similar to those of their current Fund. In addition, portfolio management of the surviving International Bond Fund will be the same one that manages World Bond Fund. The Board also considered the fact that the surviving fund has the potential for lower overall operating expenses. In addition, the Board considered that both Funds have Class A, Class B and Class C shares offered under identical sales charge arrangements. The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization, the Boards of both Funds concluded that neither Fund would experience dilution as a result of the Reorganization.

      A reorganization of World Bond Fund with and into International Bond Fund is recommended by the Manager based on the fact that both Funds have very similar investment policies, practices and objectives with the same portfolio managers.

      At a meeting held on April 13, 2000, the Board of Trustees of World Bond Fund approved a reorganization transaction that will, if approved by shareholders, result in the transfer of the net assets of World Bond Fund to International Bond Fund, in exchange for an equal value of shares of International Bond Fund. The shares of International Bond Fund will then be distributed to World Bond Fund shareholders and World Bond Fund will be liquidated. As a result of the Reorganization, you will cease to be a shareholder of World Bond Fund and will become a shareholder of International Bond Fund. This exchange will occur on the Closing Date of the Reorganization.

      Approval of the Reorganization means you will receive Class A shares of International Bond Fund equal in value to the value as of the Valuation Date of your Class A shares of World Bond Fund; Class B shares of International Bond Fund equal in value to the value as of the Valuation Date of your Class B shares of World Bond Fund; and Class C shares of International Bond Fund equal in value to the value as of the Valuation Date of your Class C shares of World Bond Fund. The shares you receive will be issued at net asset value without a sales charge or the payment of a contingent deferred sales charge ("CDSC") although if your shares of World Bond Fund are subject to a CDSC, your International Bond Fund shares will continue to be subject to the same CDSC applicable to your shares.

      For the reasons set forth in the "Reasons for the Reorganization" section, the Board of World Bond Fund has determined that the Reorganization is in the best interests of the shareholders of World Bond Fund. The Board concluded that no dilution in value would result to shareholders of World Bond Fund as a result of the Reorganization.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of World Bond Fund who are U.S. citizens will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of International Bond Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For further information about the tax consequences of the Reorganization, please see the "Information About the Reorganization--What are the tax consequences of the Reorganization?"

                     COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Funds compare?

      World Bond Fund and International Bond Fund have the same investment objectives. As a fundamental investment policy, both Funds' primary investment objective is to seek total return with a secondary objective to seek income when consistent with total return.

      In seeking their investment objectives, World Bond Fund and International Bond Fund utilize a similar investing strategy. Both Funds invest primarily in debt securities issued by foreign governments and corporations in developed or emerging markets. World Bond Fund also invests in debt securities issued by domestic governments and corporations. Under normal market conditions, World Bond Fund invests at least 65% of its total assets in debt securities and 50% of net assets in foreign securities. Under normal market conditions, International Bond Fund invests at least 65% of its total assets in debt securities and invests in at least three countries other than the United States. As of September 30, 2000, World Bond Fund had 46.38% of its total assets invested in foreign securities and 45.20% invested in the United States. As of the same date, International Bond Fund had _____%85.9% of its totalnet assets invested in foreign securities and 12.65% invested in the United States.

      In addition to the United States, both Funds hold bonds in many of the same countries. As of September 30, 2000, the top ten countries as a percent of the assets of the Funds are listed below. Please refer to the Annual and Semi-Annual Reports of both Funds for a complete listing of the investments for each Fund.

-------------------------------------------------------------------------------
World Bond Fund                          International Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
United States  45.20%                    United States  12.65%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brazil  5.95%                            Brazil  9.64%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mexico  5.92%                            Mexico  8.91%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russia  5.19%                            Russia  7.74%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Turkey  3.60%                            Argentina  6.41%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Great Britain  3.00%                     Japan  6.36%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Japan  2.75%                             Turkey  5.17%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Argentina  2.68%                         Great Britain  5.03%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
France  2.59%                            Venezuela  3.76%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Venezuela  2.53%                         Netherlands  3.50%
--------------------------------------------------------------------------------


      As of September 30, 2000, the average credit quality of both Funds was similar. The average credit quality as rated by Standard and Poors for the securities held by World Bond Fund was AA- and A- for International Bond Fund.

Who Manages the Funds?


      The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. World Bond Fund was originally a closed-end, diversified management company organized on October 5, 1988 as a Massachusetts business trust named "Oppenheimer Multi-Government Trust." It commenced operations on November 23, 1988 and on July 26, 1996 its name was changed to Oppenheimer World Bond Fund. On April 24, 1998, it was converted to an open-end, diversified investment management company, with an unlimited number of authorized shares of beneficial interest. World Bond Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. World Bond Fund is located at Two World Trade Center, New York, New York 10048-02038.


      International Bond Fund is an open-end, non-diversified investment management company with an unlimited number of authorized shares of beneficial interest and was organized as a Massachusetts business trust in 1995. It is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. International Bond Fund is located at 6803 South Tucson Way, Englewood, Colorado 80112.

      The Manager, located at Two World Trade Center, New York, New York 10048, acts as investment advisor to both Funds. The portfolio managers are also the same for each Fund. Arthur P. Steinmetz is a Senior Vice President and Ruggero de'Rossi, is a Vice President of the Manager and each is a Vice President of both Funds. Mr. Steinmetz has been the portfolio manager for both Funds since May 20, 1999 and Mr. de'Rossi since March 6, 2000.

      Additional information about the Funds and the Manager is set forth below in "Comparison of Investment Objectives and Policies."

What are the fees and expenses of each Fund and those expected after the Reorganization?

      World Bond Fund and International Bond Fund each pay a variety of expenses directly for management of their assets, administration and distribution of their shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset values per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges. The following tables are provided to help you understand and compare the fees and expenses of investing in shares of World Bond Fund with the fees and expenses of investing in shares of International Bond Fund. The pro forma expenses of the surviving International Bond Fund show what the fees and expenses are expected to be after giving effect to the Reorganization. All amounts shown are a percentage of net assets of each class of shares of the Funds.
                               PRO FORMA FEE TABLE
                      For the 12 month period ended 9/30/00



Fees
(charges
investment):
-------------------------------------------------------------------------------
                  World Bond Fund     International Bond   Pro Forma
                  Class A shares      Fund Class A Shares  Surviving
                                                           International Bond
                                                           Fund Class A shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum Sales
  Charge (Load) on            4.75%               4.75%                4.75%
  purchases  (as a
  %  of offering
  price)
--------------------------------------------------------------------------------
Fund.
1.
2.

--------------------------------------------------------------------------------
  Maximum Deferred
  Sales Charge (Load)         None1               None1                None1
  (as a % of the
  lower of the
  original offering
  price or redemption
  proceeds)
--------------------------------------------------------------------------------
(%
of average daily net assets)



--------------------------------------------------------------------------------
                   World Bond Fund   International      Pro Forma Surviving
                   Class A shares1   Bond Fund          International Bond Fund
                                     Class A Shares1    Class A shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Management Fees             0.75%               0.74%                0.74%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Distribution and/or
  Service (12b-1) Fees        0.25%               0.25%                0.25%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Other Expenses4             0.52%               0.32%                0.31%
--------------------------------------------------------------------------------


Fund.

--------------------------------------------------------------------------------
  Total Fund                  1.52%               1.31%                1.30%
  Operating Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   World Bond Fund   International      Pro Forma Surviving
                   Class B shares    Bond Fund          International Bond Fund
                                     Class B Shares     Class B shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       World Bond Fund     International Bond  Pro Forma
                       Class B shares      Fund Class B Shares Surviving
                                                              International Bond
                                                             Fund Class B shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Distribution
  and/or Service         1.00%             1.00%                  1.00%
  (12b-1) Fees
--------------------------------------------------------------------------------

Fund.


--------------------------------------------------------------------------------
                                                        Pro Forma Surviving
                   World Bond Fund   International      International Bond Fund
                   Class C  Shares   Bond Fund Class C  Class C Shares
                                     Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum Sales
  Charge (Load) on            None                None                None
  purchases  (as a
  %  of offering
  price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum Deferred
  Sales Charge (Load)          5%2                 5%2                 5%2
  (as a % of the
  lower of the
  original offering
  price or redemption
  proceeds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Management Fees             0.75%               0.74%               0.74%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Distribution and/or
  Service (12b-1) Fees        1.00%               1.00%               1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Other Expenses4             0.52%               0.31%               0.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Total Fund                  2.27%               2.05%               2.05%
  Operating Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Insured Municipal   Municipal Bond Fund  Pro Forma
                       Fund Class C shares Class C Shares       Surviving
                                                                  Municipal Bond
                                                             Fund Class C shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum Sales
  Charge (Load) on            None                 None                None
  purchases  (as a
  %  of offering
  price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum Deferred
  Sales Charge (Load)          1%3                 1%3                  1%3
  (as a % of the
  lower of the
  original offering
  price or redemption
  proceeds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (as a percentage of average daily net assets)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Management Fees             0.75%               0.74%                0.74%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Distribution and/or
  Service (12b-1) Fees        1.00%               1.00%                1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Other Expenses4             0.52%               0.31%                0.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Total Fund                  2.27%               2.05%                2.05%
  Operating Expenses
--------------------------------------------------------------------------------
 Note:  Expenses may vary in future years.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each fund's Prospectus.
2. Applies to redemptions within the first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4. Other Expenses include transfer agent fees and custodial, accounting and legal expenses.

      The 12b-1 fees for Class A shares of both World Bond Fund and International Bond Fund are service plan fees which are a maximum of 0.25% of average annual net assets of Class A shares. The 12b-1 fees for Class B and Class C shares of both Funds are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75% of the average net assets.

Examples

      These examples below are intended to help you compare the cost of investing in each Fund and the proposed surviving International Bond Fund. These examples assume an annual return for each class of 5%, the operating expenses described above and reinvestment of your dividends and distributions.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

12 Months Ended 9/30/00
                                 World Bond Fund
--------------------------------------------------------------------------------
If shares are redeemed:   1 year        3 years         5 years        10 years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $622            $932            $1,265         $2,201
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $730            $1,009          $1,415         $2,244
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                   $330            $709            $1,215         $2,605
--------------------------------------------------------------------------------

                                 World Bond Fund
--------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years      10 years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $622            $932            $1,265         $2,201
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $230            $709            $1,215         $2,244
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                   $230            $709            $1,215         $2,605
--------------------------------------------------------------------------------

                             International Bond Fund
--------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years      10 years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $602            $870            $1,159         $1,979
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $708            $943            $1,303         $2,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                   $308            $643            $1,103         $2,379
--------------------------------------------------------------------------------

                             International Bond Fund
--------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years      10 years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $602            $870            $1,159         $1,979
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $208            $643            $1,103         $2,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                   $208            $643            $1,103         $2,379
--------------------------------------------------------------------------------


                    Pro Forma Surviving International Bond Fund
--------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years      10 years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $602            $870            $1,159         $1,979
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $708            $943            $1,303         $2,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                   $308            $643            $1,103         $2,379
--------------------------------------------------------------------------------

                    Pro Forma Surviving International Bond Fund
--------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years      10 years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $602            $870            $1,159         $1,979
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $208            $643            $1,103         $2,015
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                   $208            $643            $1,103         $2,379
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charge. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1 Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

Where can I find more financial information about the Funds?

      Performance information for both International Bond Fund and World Bond Fund is set forth in each Fund's Prospectus under the section "The Fund's Past Performance." International Bond Fund's Prospectus accompanies this Prospectus/Proxy Statement and is incorporated by reference.

      The financial statements of International Bond Fund and additional information with respect to its performance during its fiscal year ended September 30, 2000, including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in International Bond Fund's Annual Report dated as of September 30, 2000 that is included in the Prospectus/Proxy Statement of Additional Information and incorporated herein by reference. These documents are available upon request. See section entitled "Information About International Bond Fund." The financial statements of World Bond Fund and additional information with respect to the Fund's performance during its fiscal year ended October 31, 1999 (and the six month semi-annual period ended April 30, 2000), including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in World Bond Fund's Annual and Semi-Annual Reports dated as of October 31, 1999 and April 30, 2000, that are included in the Prospectus/Proxy Statement of Additional Information and incorporated herein by reference. These documents are available upon request. See section entitled "Information About World Bond Fund." Pro forma financial statements for the twelve month period ended September 30, 2000 reflecting International Bond Fund after the Reorganization are included in the Prospectus/Proxy Statement of Additional Information and incorporated by reference.

How have the Funds performed?

      Past performance  information for each Fund is set forth in its respective
Prospectus: (i) a bar chart detailing annual total returns of Class A shares of each Fund as of December 31st for each of the full calendar years since each Fund's inception; and (ii) a table detailing how the average annual total returns of International Bond Fund's Class A, Class B and Class C shares compare to those of the Salomon Brothers Non-U.S. World Government Bond Index which is a market-capitalization-weighted index that tracks the performance of 13 government bond markets in developed countries and of how World Bond Fund's Class A, Class B and Class C shares compare to those of the Salomon Brothers World Government Bond Index which measures the performance of selected domestic and foreign government bond markets. Past performance is no guarantee of how a fund will perform in the future.

Average annual total returns for the Funds for the period ended September 30, 2000 are as follows:

----------------------------------------------------------------------
Fund                              1-year    5-year/Life 10-year/Life
----------------------------------------------------------------------
----------------------------------------------------------------------
World Bond Fund Class A            3.22%       5.40%        6.71%
(inception 11/23/88)
----------------------------------------------------------------------
----------------------------------------------------------------------
World Bond Fund Class B            2.64%       1.06%         N/A
(inception 4/27/98)
----------------------------------------------------------------------
----------------------------------------------------------------------
World Bond Fund Class C            6.60%       2.02%         N/A
(inception 4/27/98)
----------------------------------------------------------------------
----------------------------------------------------------------------

Salomon Brothers World             7.31%       6.45%        7.98%
Government Bond Index
(from 12/31/98)

----------------------------------------------------------------------
----------------------------------------------------------------------
Fund                              1-year    5-year/Life 10-year/Life
----------------------------------------------------------------------
----------------------------------------------------------------------
International Bond Fund Class      3.75%       5.84%        6.51%
A (inception 6/15/95)
----------------------------------------------------------------------
----------------------------------------------------------------------

International Bond Fund Class      3.00%       5.75%        6.51%
B (inception 6/15/95)

----------------------------------------------------------------------
----------------------------------------------------------------------

International Bond Fund Class      6.96%       6.05%        6.64%
C (inception 6/15/95)

----------------------------------------------------------------------
----------------------------------------------------------------------

Salomon Brothers Non-U.S.         25.08%      16.96%       17.17%
World Government Bond Index
(from 5/31/95)

----------------------------------------------------------------------

Average annual total returns for the Funds for the period ended October 31, 2000 are as follows:

----------------------------------------------------------------------
Fund                              1-year    5-year/Life 10-year/Life
----------------------------------------------------------------------
----------------------------------------------------------------------
World Bond Fund Class A            0.09%       5.02%        6.59%
(inception 11/23/88)
----------------------------------------------------------------------
----------------------------------------------------------------------
World Bond Fund Class B           -0.64%       0.63%         N/A
(inception 4/27/98)
----------------------------------------------------------------------
----------------------------------------------------------------------
World Bond Fund Class C            3.21%       1.55%         N/A
(inception 4/27/98)
----------------------------------------------------------------------
----------------------------------------------------------------------
Salomon Brothers World             7.31%       6.45%        7.98%
Government Bond Index
(from 12/31/98)
----------------------------------------------------------------------
----------------------------------------------------------------------
Fund                              1-year    5-year/Life 10-year/Life
----------------------------------------------------------------------
----------------------------------------------------------------------
International Bond Fund Class     -0.98%       5.16%        6.01%
A (inception 6/15/95)
----------------------------------------------------------------------
----------------------------------------------------------------------
International Bond Fund Class     -1.50%       5.12%        6.05%
B (inception 6/15/95)
----------------------------------------------------------------------
----------------------------------------------------------------------
International Bond Fund Class      2.30%       5.42%        6.17%
C (inception 6/15/95)
----------------------------------------------------------------------
----------------------------------------------------------------------
Salomon Brothers Non-U.S.         25.08%      16.96%       17.17%
World Government Bond Index
(from 5/31/95)
----------------------------------------------------------------------


The Funds' average annual total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is set forth in each Fund's prospectus and Statement of Additional Information. Each Fund's average annual total return includes the applicable sales charge: for Class A, the current maximum initial sales charge is 4.75% and for Class B, the contingent deferred sales charges is 5% (1-year), 1% (5-year and life-of-class returns for International Bond), and 4% for the life-of-class return for World Bond Fund; and for Class C, the 1% contingent deferred sales charge for the 1-year period. The Salomon Brothers World Government Bond Index is shown from December 31, 1998 to compare against the longest-lived class of shares of World Bond Fund, those of World Bond Fund Class A shares. The Salomon Brothers Non-U.S. Government Bond Index is shown from May 31, 1995 to compare against the longest-lived class of shares of International Bond Fund, those of International Bond Fund Class A shares. Neither index performance considers the effects of transaction costs and capital gains.

World Bond Fund converted from a closed-end fund (having no sales charges or 12b-1 plans) to an open-end fund on April 24, 1998. Its existing shares became the Fund's Class A shares. The returns in the table for Class A shares are based on World Bond Fund's historical performance prior to the conversion, adjusted downward for the current Class A maximum initial sales charge.

      The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of International Bond Fund held until the end of each calendar year. For Class A, Class B and Class C shares, performance is measured from inception of the class on June 15, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gain distributions. International Bond Fund's performance is compared to the performance of the Salomon Brothers Non-U.S. World Government Bond Index, which is a market-capitalization-weighted index that tracks the performance of 13 government bond markets in developed countries. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. Also, both indices do not include corporate bonds or bonds from emerging markets, in which the Fund can invest. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Bond Fund (Class A) and Salomon Brothers Non-U.S. World Government Bond Index

Chart]


Insert Fund Performance Line Chart Graph: Oppenheimer International Bond Fund Class A, Salomon Brothers Non-U.S. World Government Bond Index and Salomon Brothers Brady Bond Index
Index
=====       =====             =====
=====       =====             =====
=====       =====             =====

Chart]

_______1



Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
in: Oppenheimer International Bond Fund (Class B), Salomon Brothers Non-U.S. World Government Bond Index and Salomon Brothers Brady Bond Index

B)Insert Fund Performance Line Chart Graph: Oppenheimer International Bond Fund Class B and Salomon Brothers Non-U.S. World Government Bond Index and Salomon Brothers Brady Bond Index

[Begin: Tabular Representation of Line Chart]

Oppenheimer International           Salomon Brothers Non-U.S. World
Bond Fund Class B             Government Bond Index
=====       =====             =====
=====       =====             =====
=====       =====             =====


[End: Tabular Representation of Line Chart]


Average Annual Total Return of Class B Shares of International Bond Fund at 9/30/00

1 Year  3.75%        5 Year  5.84%         Life  6.51%

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer International Bond Fund (Class C), Salomon Brothers Non-U.S. World Government Bond Index and Salomon Brothers Brady Bond Index

Insert Fund Performance Line Chart Graph: Oppenheimer International Bond Fund Class B and Salomon Brothers Non-U.S. World Government Bond Index and Salomon Brothers Brady Bond Index




Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Salomon Brothers Non-U.S. World Government Bond Index in the graphs begins on 12/31/95 for each class of shares.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.
---------------------------------
1The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. 2Class B shares of the Fund were first publicly offered on 6/15/95. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (5-year) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge. 3The 1-year period is shown net of the applicable 1% contingent deferred sales charge.


What are other key features of the Funds?

          The description of certain key features of the Funds below is supplemented by each Fund's Prospectus and Statement of Additional Information, which are incorporated by reference.

      Investment Management and Fees - The Manager manages the assets of both Funds and makes their respective investment decisions. Both Funds obtain investment management services from the Manager according to the terms of management agreements that are virtually identical with the exception that International Bond Fund has lower management fees for assets over one billion dollars.

--------------------------------------------------------------------------------
            World Bond Fund                      International Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    0.75% of the first $200 million          0.75% of the first $200 million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     0.72% of the next $200 million          0.72% of the next $200 million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     0.69% of the next $200 million          0.69% of the next $200 million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     0.66% of the next $200 million          0.66% of the next $200 million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     0.60% of the next $200 million          0.60% of the next $200 million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     0.58% in excess of $1 billion            0.50% in excess of $1 billion
--------------------------------------------------------------------------------
Based on average annual net assets of the Funds.

      The management fee for World Bond Fund for its fiscal year ended October 31, 1999 was 0.75% of the average annual net assets for each class of shares. The management fee for International Bond Fund for its fiscal year ended September 30, 2000 was 0.74% of the average annual net assets for each class of shares. The 12b-1 distribution plans for both Funds are the same. However, the other expenses the Funds incur, including transfer agent fees and custodial, accounting and legal expenses, are lower for International Bond Fund because it is a larger fund. Therefore, the total operating expenses for International Bond Fund have been significantly lower than the operating expenses for World Bond Fund.

--------------------------------------------------------------------------------
                 Management Fee  Distribution     Other Expenses Total Annual
                                 and/or 12b-1                    Operating
                                 Fees                            Expense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

World  Bond Fund 0.75%           0.25%            0.52%          1.52%
Class A shares
(As of 10/31/99)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
International    0.74%           0.25%            0.32%          1.31%
Bond Fund  Class
A Shares
(As of 09/30/00)
--------------------------------------------------------------------------------
"Other expenses" include transfer agent fees and custodial, accounting and legal expenses the Funds pay.

      International Bond Fund is a significantly larger fund than World Bond Fund. The net assets under management for International Bond Fund on September 30, 2000 were 226.9 million as compared to 46.3 million for World Bond Fund. Since World Bond Fund converted from a closed-end fund to an open-end fund on April 24, 1998, the total assets of the Fund have decreased from approximately $50 million to approximately 46.3 million as of September 30, 2000. Although a certain amount of redemptions are anticipated when a fund converts from a closed-end fund to an open-end fund, the Manager has not seen any influx of money into World Bond Fund and does not anticipate the assets of the Fund will grow substantially thereby helping to decrease fund operating expenses. Effective upon the Closing of the Reorganization, the management fee rate for International Bond Fund is expected to be 0.74% of average annual net assets based on combined assets of the Funds as of September 30, 2000. Additionally, the other expenses of the surviving Fund are expected to be the same as those listed for International Bond Fund.

      For a detailed description of each Fund's investment management agreement, see the section below entitled "Comparison of Investment Objectives and Policies
- How do the Account Features and Shareholder Services for the Funds Compare?"

      Transfer Agency and Custody Services - Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services in its capacity as transfer agent and dividend paying agent. It acts on an "at-cost" basis for both Funds. The terms of the transfer agency agreement for both Funds are identical.

      The Bank of New York located at One Wall Street, New York, New York 10015, acts as custodian of the securities and other assets of both Funds.

      Distribution Services - OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of both Funds, but is not obligated to sell a specific number of shares. Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act for their Class A shares. The Service Plan provides for the reimbursement to OppenheimerFunds Distributor, Inc. (the "Distributor"), for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares of the respective Funds. Under the plans, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the respective Funds. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares of the respective Funds.

      Both Funds have adopted Distribution and Service Plans and Agreements under Rule 12b-1 of the Investment Company Act for Class B and Class C shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B shares and Class C shares and the personal service and maintenance of shareholder accounts. Under each Plan, the Funds pay the Distributor a service fee at an annual rate of 0.25% of average annual net assets and an asset-based sales charge at an annual rate of 0.75% of net assets on Class B and Class C shares. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund. The Distributor uses all of the service fees to compensate dealers for providing personal services and maintenance of accounts of their customers that hold shares of the Funds. The Class B asset-based sales charge is retained by the Distributor. After the first year, the Class C asset-based sales charge is paid to the broker-dealer as an ongoing concession for shares that have been outstanding for a year or more. The terms of the Funds' respective Distribution and Service Plans are substantially similar.

      For a detailed description of each Fund's distribution-related services, see the section entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

      Purchases, Redemptions, Exchanges and other Shareholder Services - Both Funds have the same requirements and restrictions in connection with purchases, redemptions and exchanges. In addition, each Fund also offers the same types of shareholder services. More detailed information regarding purchases, redemptions, exchanges and shareholder services can be found below in the section "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

      Dividends and Distributions - Both Funds declare dividends separately for each class of shares from net income and/or net investment income each regular business day and pay those dividends to shareholders monthly on a date selected by the Boards of each Fund. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Funds from the purchase payment for those shares.

      For a detailed description of each Fund's policy on dividends and distributions, see the section entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

What are the principal risks of an investment in International Bond Fund?

      As with most investments, investments in International Bond Fund and World Bond Fund involve risks. There can be no guarantee against loss resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. The risks associated with an investment in each Fund are similar and include risks generally associated with other foreign securities investments and debt securities investments, such as currency rate changes, interest rate risks and credit risks. There are, however, some distinctions in the investment techniques and strategies of International Bond Fund and World Bond Fund, such as the variety of permitted investments and risks associated with such investments as measured by securities ratings. Additionally, International Bond Fund is a non-diversified fund which means that it can concentrate its investments to a greater degree which can increase its risks

      For more information about the risks of the Funds, see "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Objectives and Policies."


                         REASONS FOR THE REORGANIZATION

      At a meeting of the Board of Trustees of World Bond Fund held April 13, 2000, the Board considered whether to approve the proposed Reorganization and reviewed and discussed with the Manager and independent legal counsel the materials provided by the Manager relevant to the proposed Reorganization. Included in the materials was information with respect to the Funds' respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

      The Board reviewed information demonstrating that World Bond Fund is a relatively smaller fund with approximately $46.3 million in net assets as of September 30, 2000, and that World Bond Fund's assets decreased approximately 14.42% from the date it converted from a closed-end to an open-end fund (April 24, 1998) until September 30, 2000. The Board anticipates that World Bond Fund's assets will not increase substantially in size in the near future. In comparison, International Bond Fund had approximately $226.9 million in net assets as of September 30, 2000. After the Reorganization, the shareholders of World Bond Fund would become shareholders of a larger fund that has lower overall operating expenses than World Bond Fund. Economies of scale may benefit shareholders of World Bond Fund.

      The Board noted that International Bond Fund's management fee is currently lower than that of World Bond Fund due to the larger size of International Bond Fund. The Board also considered that International Bond Fund's performance has been similar to that of World Bond Fund and that the performance of International Bond Fund for the longer-term periods has generally surpassed the performance of World Bond Fund.

      The Board considered the fact that both Funds have the same investment objective of primarily seeking total return with a secondary objective of seeking income when consistent with total return. Additionally, the Board considered that both Funds invest a substantial portion of their assets in debt securities issued by foreign governments and corporations. It was, however noted that World Bond Fund generally invests a larger portion of its assets in U.S. securities.

      The Board also considered that the procedures for purchases, exchanges and redemptions of shares of both Funds are identical and that both Funds offer the same investor services and options.

      The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that World Bond Fund's participation in the transaction is in the best interests of the Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of World Bond Fund.

      After consideration of the above factors, and such other factors and information as the Board of World Bond Fund deemed relevant, the Board, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of World Bond Fund.

      The Board of International Bond Fund also determined that the Reorganization was in the best interests of International Bond Fund and its shareholders and that no dilution would result to those shareholders. International Bond Fund shareholders do not vote on the Reorganization.

      The Board of Trustees of World Bond Fund recommends that shareholders approve the Reorganization in order to combine World Bond Fund with the larger International Bond Fund. Although the Board considered alternatives it concluded that this reorganization is in the best interests of shareholders and the Fund. Because of the relatively low demand for shares of World Bond Fund, the Manager recommended to the Board of Trustees of World Bond Fund that it reorganize into the larger International Bond Fund. The Board reasoned that the Reorganization would permit shareholders to pursue their investment goals in a larger fund managed by the same portfolio management team with lower expected expenses and generally historically better longer-term performance.

      The Board concluded that the Reorganization is in the best interests of the shareholders of World Bond Fund and that no dilution of value would result to shareholders from the Reorganization. The Trustees approving the Reorganization and the Reorganization Agreement included a majority of the Trustees who are not interested persons of World Bond Fund or International Bond Fund.

      For the reasons discussed above, the Board, on behalf of World Bond Fund, recommends that you vote FOR the Reorganization Agreement. If the shareholders of World Bond Fund do not approve the Reorganization Agreement, the Board may consider other possible courses of action for World Bond Fund, including dissolution and liquidation.


                      INFORMATION ABOUT THE REORGANIZATION

    This is only a summary of the Reorganization Agreement. You should read the actual form of Reorganization Agreement. It is attached as Exhibit A.

How Will the Reorganization be Carried Out?


      If the shareholders of World Bond Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by World Bond Fund and International Bond Fund, including delivery of certain documents. The Closing Date is presently scheduled for February16, 2001 and the Valuation Date is presently scheduled for February 15, 2001. If shareholders of World Bond Fund do not approve the Reorganization Agreement, the Reorganization will not take place.


      If shareholders of World Bond Fund approve the Reorganization Agreement, World Bond Fund will deliver to International Bond Fund substantially all of its assets on the closing date. In exchange, shareholders of World Bond Fund will receive Class A, Class B and Class C International Bond Fund shares that have a value equal to the dollar value of the assets delivered by World Bond Fund to International Bond Fund. World Bond Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of World Bond Fund will be permanently closed at the close of business on the Valuation Date. Only redemption requests received by the Transfer Agent in proper form on or before the close of business on the Valuation Date will be fulfilled by World Bond Fund. Redemption requests received after that time will be considered requests to redeem shares of International Bond Fund.

      Shareholders of World Bond Fund who vote their Class A, Class B or Class C shares in favor of the Reorganization will be electing in effect to redeem their shares of World Bond Fund at net asset value on the Valuation Date, after World Bond Fund subtracts a cash reserve, and reinvest the proceeds in Class A, Class B or Class C shares of International Bond Fund at net asset value. The cash reserve is that amount retained by World Bond Fund which is deemed sufficient in the discretion of the Board for the payment of the Fund's outstanding debts and expenses of liquidation. International Bond Fund is not assuming any debts of
World Bond Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. World Bond Fund will recognize capital gain or loss on any sales of portfolio securities made prior to the Reorganization.

      Under the Reorganization Agreement, within one year after the Closing Date, World Bond Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the cash reserve to International Bond Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of World Bond Fund who were shareholders on the Valuation Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of World Bond Fund shares outstanding on the Valuation Date. If the cash reserve is insufficient to satisfy any of World Bond Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date, World Bond Fund will complete its liquidation.

      Under the Reorganization Agreement, either World Bond Fund or International Bond Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates this Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

      To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of World Bond Fund.

Who Will Pay the Expenses of the Reorganization?

      The Funds will bear the cost of their respective tax opinions. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the Funds in the amounts incurred by each.

What are the Tax Consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from World Bond Fund and International Bond Fund, it is expected to be the opinion of Deloitte & Touche LLP, tax advisor to World Bond Fund, that shareholders of World Bond Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of International Bond Fund, and that shareholders of International Bond Fund will not recognize any gain or loss upon receipt of World Bond Fund's assets. In addition, neither Fund is expected to recognize a gain or loss as a result of the Reorganization.

      Immediately prior to the Valuation Date, World Bond Fund will pay a dividend(s) which will have the effect of distributing to World Bond Fund's shareholders all of World Bond Fund's net investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of World Bond Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

What should I know about Class A , Class B and Class C shares of International Bond Fund?


      The rights of shareholders of both Funds are substantially the same. Class A, Class B and/or Class C shares of International Bond Fund will be distributed to shareholders of Class A, Class B and Class C shares of World Bond Fund, respectively, in connection with the Reorganization. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof except as set forth under "Shareholder & Trustee Liability" in International Bond Fund's Statement of Additional Information, will have no preemptive or conversion rights and will be transferable on the books of International Bond Fund. Neither Fund permits cumulative voting. The shares of International Bond Fund will be recorded electronically in each shareholder's account. International Bond Fund will then send a confirmation to each shareholder. As described in its prospectus, International Bond Fund does not issue share certificates for its Class B and Class C shares. Former Class A shareholders of World Bond Fund who wish to have certificates representing their shares of International Bond Fund must make a written request to the Transfer Agent. Shareholders of World Bond Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former Class A shareholders of World Bond Fund whose shares are represented by outstanding share certificates will not be allowed to redeem or exchange the shares of International Bond Fund they receive in the Reorganization until the certificates for the exchanged World Bond Fund have been returned to the Transfer Agent.


      Like World Bond Fund, International Bond Fund does not routinely hold annual shareholder meetings.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

      The following table sets forth the capitalization (unaudited) of World Bond Fund and International Bond Fund and indicates the pro forma combined capitalization as of September 30, 2000 as if the Reorganization had occurred on that date.

                                                                       Net Asset
                                                Shares                  Value
                              Net Assets        Outstanding       Per Share

World Bond Fund
      Class A                 $37,147,409       5,311,563         $6.99
      Class B                 $7,380,228        1,055,068         $7.00
      Class C                 $1,718,366        246,069           $6.98


International Bond Fund
      Class A                 $100,928,119            24,106,571        $4.19
      Class B                 $98,271,661       23,551,443        $4.17
      Class C                 $27,662,825       6,631,791         $4.17

International Bond Fund
(Pro Forma Surviving Fund)
      Class A                 $138,075,528            32,972,301        $4.19*
      Class B                 $105,651,889            25,321,282        $4.17*
      Class C                 $29,381,191       7,043,869         $4.17*


*Reflects the issuance of 8,865,730 Class A shares, 1,769,839 Class B shares of International Bond Fund and 412,078 Class C shares of International Bond Fund in a tax-free exchange for the net assets of World Bond Fund, aggregating $46,246,003.

                  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section describes key investment policies of World Bond Fund and International Bond Fund, and certain noteworthy differences between the investment objectives and policies of the two Funds. For a complete description of International Bond Fund's investment policies and risks please review its prospectus dated January 28, 2000 as supplemented November 14, 2000, which is attached to this Prospectus/Proxy Statement as Exhibit A.

Are there any significant differences between the investment objectives and strategies of the Funds?

      In considering whether to approve the Reorganization, shareholders of World Bond Fund should consider the differences in investment objectives, policies and risks of the Funds. Additional information about International Bond Fund is set forth in its Prospectus, accompanying this Prospectus/Proxy Statement and incorporated herein by reference, and additional information about both Funds is set forth in documents that may be obtained upon request to the Transfer Agent or upon review at the offices of the SEC. See "Information about World Bond Fund" and "Information about International Bond Fund".

      World Bond Fund and International Bond Fund's investment objectives are identical. Both Funds' primary investment objective is to seek total return. As a secondary objective, both Funds seek income when consistent with total return. Both Funds invest primarily in debt securities issued by foreign governments and corporations in developed or emerging markets. World Bond Fund also invests in debt securities issued by domestic governments and corporations. Both Funds hold bonds in many of the same countries. Under normal market conditions, World Bond Fund invests at least 65% of its total assets in debt securities and 50% of net assets in foreign securities. With the exception of the United States, as a fundamental policy, World Bond Fund will not make any purchase that will cause 25% or more of its total assets to be invested in foreign government securities and foreign corporate securities of any one country. Under normal market conditions, International Bond Fund invests at least 65% of its total assets in debt securities and invests in at least three countries other than the United States. It also will not make any purchase that will cause 25% or more of its total assets to be invested in foreign government securities and foreign corporate securities of any one country. As of September 30, 2000, World Bond Fund had 46.38% of its total assets invested in foreign debt securities with 45.20% invested in the United States and International Bond Fund had 85.9% of its net assets invested in foreign debt securities with 12.65% invested in the United States.

      One of the  differences  between  the Funds is that  World  Bond Fund is a
"diversified company" under the 1940 Act. This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund's assets, and World Bond Fund cannot own more than 10% of the issuer's voting securities. This investment restriction does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. This investment restriction is a fundamental restriction that can only be changed by a shareholder vote. On the other hand, International Bond Fund is a "non-diversified" fund and therefore is permitted to invest a greater portion of its assets in the securities of a single issuer. The non-diversified status of International Bond Fund increases International Bond Fund's investment flexibility, since all debt obligations issued by the government of any one country ("sovereign debt") are considered securities of a single issuer for purposes of the present diversification requirement. Therefore, from time to time, a greater portion of International Bond Fund's assets could be invested in sovereign debt obligations of a single country. The non-diversified status of International Bond Fund does increase the risks of that Fund. For example, if International Bond Fund invested to a greater degree in the debt instruments of a particular country, a decline in price in the sovereign debt obligations of such country could cause a larger decline in International Bond Fund's net asset values.

Regardless of the diversification status of the Funds, both Funds still currently intend to diversify their investments so that they will continue to qualify as a "regulated investment companies" under the Internal Revenue Code. This means that at the end of each calendar quarter, as to 50% of each Fund's assets, no individual security can represent 5% of that Fund's assets. In addition, no more than 25% of each Fund's assets will be invested in the sovereign debt securities of any one country, or in the securities of any one corporate issuer.


How Do the Investment Policies of the Funds compare?

Both Funds invest in debt securities issued by domestic and foreign governments and corporations in both developed or emerging markets. Those debt securities, or "bonds," include government bonds, as well as participation interests in loans, corporate debt obligations, mortgage-related securities (including collateralized mortgage obligations, or "CMOs"), "structured notes" and other debt obligations. They include "zero-coupon" or "stripped" securities. The Funds have no limitation on the range of maturities of the debt securities in which they can invest, and therefore may hold bonds with short-, medium- or long-term maturities as well as securities below investment grade.

      While both Funds invest in securities issued by domestic corporations and the U.S. government, World Bond Fund has historically invested a greater portion of its portfolio in domestic securities. While foreign securities offer special investment opportunities not available to investments in domestic securities, there are also special risks involved in foreign investing that can reduce the Fund's share price. Therefore, shareholders of World Bond Fund should carefully review the section of this proxy statement discussing the risks of foreign investing. Please refer to the section of this proxy statement entitled "What are the risk factors associated with investment in the Funds?" for a more complete description of the special risks involved in foreign investing.

Foreign Debt Obligations. Both Funds invest primarily in a variety of debt securities to seek their objectives. For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      The Funds may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The Funds can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds.

Special Risks of Emerging Markets. Both Funds can invest in securities in both emerging and developing markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets. Please see the section entitled "What are the risk factors associated with investment in the Funds?" below for a more complete description of the special risks involved in foreign investing as well as the special risks of investing in emerging and developing markets.


U.S.  Government  Securities.  Both  Funds can  invest in  securities  issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities" (commonly referred to as "U.S. government securities"). World Bond Fund has historically invested a significant portion of its assets in U.S. government securities. As of September 30, 2000, World Bond Fund held 20% of its assets in U.S. government securities. As of September 30, 2000, International Bond Fund did not have any of its assets in U.S. government securities.


      U.S. government securities which the Funds invest in include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayment of principal. The Funds can buy U. S. Treasury securities that have been "stripped" of their interest coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities and Treasury Inflation-Protection Securities. Although not rated, Treasury obligations have little credit risk but, prior to their maturity, are subject to interest rate risk.

      Obligations issued or guaranteed by U.S. government agencies or instrumentalities include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

High Yield, Lower-Grade Debt Securities. International Bond Fund can invest without limit in securities below investment grade, sometimes referred to as "junk bonds." World Bond Fund can invest up to 50% of its total assets in securities below investment grade; however, it cannot invest more than 5% of its total assets in securities rated "C" or "D" by a national rating organization. Additionally, not more than 30% of World Bond Fund's total assets can be invested in the following securities if they are below investment-grade: foreign government securities, foreign corporate securities, and securities denominated in currencies other than the U.S. dollar. Because lower-rated securities tend to offer higher yields than investment grade securities, the Funds may invest in lower grade securities if the Manager is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio. However, these investments will generally only be made when consistent with the Funds' investment objectives.

Participation Interests in Loans. Each Fund can purchase participation interests in loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Funds can lose money on its investment. Neither Fund invests more than 5% of its net assets in participation interests of any one borrower. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Mortgage-Related Securities. Each Fund can purchase mortgage-related securities which are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities can include collateralized mortgage obligations ("CMOs") and mortgage pass-through securities. Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus of each Fund.

Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities both Funds can buy are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities both Funds can buy may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments. Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates. The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities may also be more volatile when interest rates change. When prepayments tend to fall, the timing of the cash flows to these securities increases, increasing their fluctuations in value when rates change. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

Floating Rate and Variable Rate Obligations. Some securities the Funds can purchase have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that requires the Funds to tender the obligation to the issuer or a third party prior to its maturity. The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.

Derivatives. To seek income or for hedging purposes, both Funds can also invest in a variety of derivative investments that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are, interest rate swaps, structured notes, options, futures contracts, mortgage-related securities and other hedging instruments. Special risks of using derivative investments are described below in the section entitled "What are the risk factors associated with investment in the Funds?"

Hedging. Both Funds can buy and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." Neither Fund uses hedging for speculative purposes and both Funds have limits on their use of hedging instruments. The Funds do not use hedging instruments to a substantial degree and are not required to use them in seeking their objective. Special risks of using hedging instruments are described in each Fund's prospectus.

      Both Funds can buy and sell certain kinds of put options ("puts") and call options ("calls"). They include puts and calls that trade on a securities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Funds can buy and sell calls and puts on foreign currencies. The Funds could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Funds want to acquire.

      Forward contracts are foreign currency exchange contracts. Both Funds can use forward contracts to buy or sell foreign currency for future delivery at a fixed price. A forward contract enables the Fund to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds limit exposure in foreign currency exchange contracts in a particular foreign currency to the amount of their assets denominated in that currency or a closely-correlated currency. The Funds may also use "cross-hedging" where a Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

When-Issued and Delayed-Delivery Transactions. Both Funds may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Funds if the value of the security declines prior to the settlement date.


Puts and Stand-By Commitments. Both Funds can acquire "stand-by commitments" or "puts" with respect to securities. The Funds obtain the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. Both Funds acquire stand-by commitments or puts solely to enhance portfolio liquidity.


Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Neither Fund will invest more than 10% (the Board can increase that limit to 15%) of its net assets in illiquid securities. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Certain restricted securities that are eligible for resale to qualified institutional buyers may not be subject to that limit, however, there may be a limited market for qualified institutional buyers.

Temporary Investments and Defensive Investments. Both Funds can invest up to 100% of their total assets in temporary defensive investments during periods of unusual market conditions. Generally, they would be: obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies, but could be U.S. government securities or highly-rated corporate debt securities. The Funds can also hold cash and cash equivalents pending the investment of proceeds from the sale of fund shares or portfolio securities or to meet anticipated redemptions of fund shares.

Loans of Portfolio Securities. Both Funds can lend their portfolio securities to brokers, dealers and other financial institutions. The Funds might do so to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of International Bond Fund's net assets and 25% of World Bond Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. Neither Fund presently intends to engage in loans of securities that will exceed 5% of the value of that Fund's total assets.

Repurchase Agreements. Both Funds can acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of fund shares, or pending the investment of the proceeds from sales of fund shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Repurchase agreements having a maturity beyond seven days are subject to the Funds' limits on holding illiquid investments. There is no limit on the amount of the Funds' net assets that may be subject to repurchase agreements of seven days or less.

Asset-Backed Securities. The Funds can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Money Market Instruments, Bank Obligations and Securities That Are Secured By Them. The Funds can invest in obligations of a commercial bank, savings bank, and savings and loan association that may or may not be members of the Federal Deposit Insurance Corporation, including time deposits, certificates of deposit, and bankers' acceptances. They must be either obligations of a domestic bank with total assets of at least $1 billion or obligations of a foreign bank with total assets of at least U.S. $1 billion. The Funds may also invest in instruments secured by bank obligations (for example, debt which is guaranteed by the bank).

Variable Amount Master Demand Notes. World Bond Fund can invest in Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

Interest Rate Swap Transactions. Both Funds can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. Both Funds can enter into swaps only on securities that they own. Neither Fund will enter into swaps with respect to more than 25% of its total assets. Also, the Funds will identify liquid assets on their books (such as cash or U.S. government securities) to cover any amounts they could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Swap agreements entail both interest rate risk and credit risk which are described below in the section entitled "What are the risk factors associated with investment in the Funds?" and in the Statements of Additional Information for each Fund.

Rights and Warrants. Both Funds may invest in rights and warrants. International Bond Fund may invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights International Bond Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Neither Fund expects that it will have significant investments in warrants and rights.

What are the fundamental investment restrictions of the Funds?

      Both World Bond Fund and International Bond Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the Funds and are discussed below.

o Neither Fund can invest 25% or more of their total assets in any industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy. International Bond Fund will not invest 25% or more of its total assets in government securities of any one foreign company or in debt and equity securities issued by companies organized under the laws of any one foreign country.

o World Bond Fund cannot buy or sell real estate. However, it can purchase and sell debt securities of companies that deal in real estate or interests in real estate. International Bond Fund cannot buy or sell real estate. However, it can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.

o The Funds cannot underwrite securities of other companies. A permitted exception is in case a Fund is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o Neither Fund can issue "senior securities," but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o World Bond Fund cannot invest in physical commodities or physical commodity contracts. However, it may buy and sell hedging instruments permitted by any of its other investment policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities, or whose investment return is linked to changes in the price of physical commodities. International Bond Fund is not subject to this investment restriction.

o World Bond Fund cannot make short sales of securities or maintain a short position unless it owns an equal amount of the applicable securities while the short position is open, or has the right to acquire an equal amount of those securities without payment of any further amount of consideration. These permitted short transactions are referred to as "short-sales-against-the-box," and because changes in federal income tax laws would not enable the Fund to defer realization of gain or loss for federal income tax purposes, they therefore would not be used by the Fund. International Bond Fund is not subject to this investment restriction.

o World Bond Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities. This means that World Bond Fund is presently a "diversified company" under the 1940 Act. International Bond Fund is not a diversified company and is not subject to these restrictions.

o World Bond Fund cannot buy securities on margin. However, it can make margin deposits in connection with any other of its investments. International Bond Fund is not subject to this investment restriction, however, it is subject to other restrictions under the federal securities laws.

o World Bond Fund cannot invest in or hold securities of any issuer if officers and Directors or Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer. International Bond Fund is not subject to this investment restriction.

o World Bond Fund cannot invest in any company for the purpose of exercising control or management of that company. International Bond Fund is not subject to this restriction.

o World Bond Fund cannot invest in interests in oil, gas or other mineral exploration or development programs. International Bond Fund is not subject to this restriction.

o World Bond Fund may borrow money from banks on an unsecured basis to buy securities, and may borrow for temporary, emergency purposes or under other unusual circumstances, subject to the limits set forth in the Investment Company Act.

o International Bond Fund cannot borrow in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

o World Bond Fund cannot make loans. However, it can invest in debt securities and enter into repurchase agreements, delayed-delivery and when-issued transactions and similar securities transactions. The Fund may also lend its portfolio securities.

o International Bond Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

o World Bond Fund cannot mortgage, pledge or otherwise hypothecate any of its assets. However, this does not prohibit the Fund from escrow, collateral or margin arrangements in connection with any of its investments. International Bond Fund is not subject to this restriction.

What are the risk factors associated with investment in the Funds?

      Like all investments, an investment in both of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds' investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause the Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      Risks of Foreign Investing. Both Funds invest a significant portion of their assets in foreign debt securities and can buy securities in both developed and emerging markets. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities which can reduce the Funds' share prices and returns. Some of these additional risks are:

o     higher transaction and operating costs for the Funds;
o foreign issuers are not subject to the same accounting and disclosure requirements that apply to U.S. companies;
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o    currency exchange rates can also affect distributions the Fund makes;
o    transaction charges for currency exchange;
o    lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o    possibilities in some countries of expropriation,  confiscatory taxation,
     political,   financial  or  social   instability   or  adverse   diplomatic
     developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      Special Risks of Emerging and Developing Markets. Securities in emerging and developing markets may offer special investment opportunities, but investments in those countries present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis.

      Emerging markets might have less developed trading markets and exchanges. Emerging countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of securities of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

      Credit Risk. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Funds' income might be reduced, and if the issuer fails to repay principal, the value of that bond and of the Funds' shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

      Interest Rate Risks. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Funds' share prices can go up or down when interest rates change because of the effect of the changes on the value of the Funds' investments in debt securities. Also, if interest rates fall, the Funds' investments in new securities at lower yields will reduce the Fund's income.

      Risks Of Non-Diversification. International Bond Fund is "non-diversified." That means that compared to World Bond Fund, it can invest a greater portion of its assets in the securities of one country. Having a higher percentage of its assets invested in the securities of fewer countries, particularly obligations of corporate issuers of one country, could result in greater fluctuations of Fund share prices due to economic, regulatory or political problems in that country. In this respect, International Bond Fund could be considered riskier than a diversified fund. A non-diversified fund also typically provides less stable investment returns than a diversified fund.

      Risks Of Derivative Investments. Both Funds can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, structured notes and forward contracts are examples of derivatives both Funds can use. If the issuer of the derivative investment does not pay the amount due, the Funds can lose money on their investments. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Funds will get less income than expected or their share prices could decline. Some derivatives may be illiquid, making it difficult to sell them at an acceptable price. Using derivatives can increase the volatility of the Funds' share prices.

      Special Risks of Lower-Grade Securities. International Bond Fund can invest without limit in lower-grade debt securities, sometimes referred to as "junk bonds." World Bond Fund can invest up to 50% of its total assets in securities below investment grade. It cannot invest more than 5% of its total assets in securities rated "C" or "D" by a national rating organization. Additionally, not more than 30% of World Bond Fund's total assets can be invested in the following securities if they are below investment-grade: foreign government securities, foreign corporate securities, and securities denominated in currencies other than the U.S. dollar. Lower-grade corporate debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade corporate debt securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations. Additionally, they may be less liquid than investment grade securities making it harder to sell them quickly at an acceptable price. These risks can reduce both Funds' share prices and the income they earn.

How do the Account Features and Shareholder Services for the Funds Compare?

      Investment Management- Pursuant to each investment advisory agreement, the Manager acts as the investment advisor for both Funds and supervises the investment program of the Funds. The investment advisory agreements state that the Manager will provide administrative services for the Funds, including compilation and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Manager has agreed to furnish the Funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Funds. The administrative services to be provided by the Manager under the investment advisory agreement will be at its own expense.

      Expenses not expressly assumed by the Manager under each Fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Funds. The investment advisory agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. The agreements permit the Manager to act as investment advisor for any other person, firm or corporation. Pursuant to each agreement, the Manager is permitted to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Funds, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of their names.

      The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries) managed more than $130 billion in assets as of September 30, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for both World Bond Fund and International Bond Fund and for certain other open-end funds managed by the Manager and its affiliates.

      Distribution - Pursuant to General Distributor's Agreements, the Distributor acts as principal underwriter in a continuous public offering of shares of World Bond Fund and International Bond Fund, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor, except for those for which the Distributor is paid under each Fund's Rule 12b-1 Distribution and Service Plan described below.

      Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act for their Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the plan, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for expenses they incur in providing personal service and maintenance of accounts of their customers that hold Class A shares.


      Both Funds have adopted Distribution and Service Plans under Rule 12b-1 of the 1940 Act for their Class B and Class C shares. The Funds' Plans compensate the Distributor for its services in distributing Class B and Class C shares and servicing accounts. Under both Funds' Plans, the Funds pay the Distributor an asset-based sales charge at an annual rate of 0.75% of Class B and Class C assets. The Distributor also receives a service fee of 0.25% of average annual net assets under each plan. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund. The Distributor uses all of the service fees to compensate broker-dealers for providing personal services and maintenance of accounts of their customers that hold shares of the Funds. The Class B asset-based sales charges are retained by the Distributor. After the first year, the Class C asset-based sales charges are paid to broker-dealers who hold or whose clients hold Class C shares as an ongoing concession for shares that have been outstanding for a year or more.


      Purchases and Redemptions - Both Funds are part of the OppenheimerFunds family of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are identical. Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $25, respectively. Both Funds have a maximum initial sales charge of 4.75% on Class A shares for purchases  of less than  $50,000.  The  sales  charge  of 4.75% is  reduced  for purchases of Class A shares of $50,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the end of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted.

      Class A, Class B and Class C shares of International Bond Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any World Bond Fund shares exchanged for International Bond Fund shares as a result of the Reorganization. However, any CDSC that applies to World Bond Fund shares as of the date of the exchange will carryover to International Bond Fund shares received in the Reorganization.

      Shareholder Services--Both Funds also offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone and Internet redemption and exchange privileges. All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds' respective prospectuses.

      Dividends and Distributions - Both Funds intend to declare dividends separately for each class of shares from net income on each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees of each Fund. Daily Dividends will not be declared or paid on newly-purchased shares until federal funds are available to the funds from the purchase payment for the shares. Dividends and the distributions paid on Class A, Class B or Class C shares may vary over time, depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than those paid on Class B or Class C shares, which normally have higher expenses than Class A. The Funds have no fixed dividend rates and there can be no guarantee that either Fund will pay any dividends or distributions.

      Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.


                               VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

      The affirmative vote of the holders of a majority of the total number of shares of World Bond Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of World Bond Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting to permit further solicitation of proxies.

How do I ensure my vote is accurately recorded?

      You can vote in either of two ways:

o     By mail, with the enclosed proxy card.
o     In person at the Meeting.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement. Shareholders may also be able to vote by telephone to the extent permitted by state law.

Can I revoke my proxy?

      Yes. You may revoke your proxy at any time before it is voted by (i) writing to the Secretary of World Bond Fund at Two World Trade Center, 34th Floor, New York, New York 10048 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a later-dated proxy (if returned and received in time to be voted).

What other matters will be voted upon at the Meeting?

      The Board of Trustees of World Bond Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, the proxy ballots confer discretionary authority with respect to such matters, and it is the intention of the persons named to vote proxies to vote in accordance with their judgment in such matters.

Who is entitled to vote?


      Shareholders of record of World Bond Fund at the close of business on November 15, 2000 (the "record date") will be entitled to vote at the Meeting. On the record date, there were 6,802,073.366 outstanding shares of World Bond Fund, consisting of 5,416,966.038 Class A shares, 1,142,253.988 Class B shares, and 242,843.340 Class C shares. On the record date, there were 50,496,114.171 outstanding shares of International Bond Fund, consisting of 21,292,888.901 Class A shares, 22,744,312.743 Class B shares and 6,458,912.527 Class C shares. Under relevant state law and World Bond Fund's charter documents, proxies representing abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved. For purposes of the Meeting, a majority of shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. International Bond Fund shareholders do not vote on the Reorganization.


What other solicitations will be made?

      World Bond Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record, and may reimburse them for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers of World Bond Fund or officers and employees of OppenheimerFunds Services, without extra pay, may conduct additional solicitations personally or by telephone or telegraph. Any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at World Bond Fund's expense. If a proxy solicitation firm is hired, it is anticipated that the cost of engaging a proxy solicitation firm would not exceed $30,000 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted.

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of only determining the quorum. Because of the need to obtain a majority vote for the Reorganization proposal to pass, broker non-votes will have the same effect as a vote "against" the Proposal.

Are there appraisal rights?

      No. Under the 1940 Act, shareholders do not have rights of appraisal as a result of the Reorganization. Although appraisal rights are unavailable, you have the right to redeem your shares at net asset value until the closing date for the Reorganization. After the closing date, you may redeem your new International Bond Fund shares or exchange them into shares of certain other funds in the OppenheimerFunds family of mutual funds, subject to the terms of the prospectuses of both funds.

                    INFORMATION ABOUT INTERNATIONAL BOND FUND

      Information about International Bond Fund is included in International Bond Fund's Prospectus, which is attached to and considered a part of this Proxy Statement and Prospectus. Additional information about International Bond Fund is included the Fund's Statement of Additional Information dated November 14, 2000, its Annual Report dated September 30, 2000, which have been filed with the SEC and are incorporated herein by reference. You may request a free copy of these materials and other information by calling 1.800.525.7048 or by writing to International Bond Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. International Bond Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet website at http:\\www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                        INFORMATION ABOUT WORLD BOND FUND

      Information about World Bond Fund is included in the current World Bond Fund Prospectus. This document has been filed with the SEC and is incorporated by reference herein. Additional information about World Bond Fund is also included in the Fund's Statement of Additional Information dated February 23,
2000, Annual Report dated October 31, 1999 and Semi-Annual Report dated April 30, 2000, which have been filed with the SEC and are incorporated by reference herein. You may request free copies of these or other documents relating to World Bond Fund by calling 1.800.525.7048 or by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Reports and other information filed by World Bond Fund can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet web-site at http:\\www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                  PRINCIPAL SHAREHOLDERS

As of the record date, the officers and Trustees of World Bond Fund, as a group, owned less than 1% of the outstanding voting shares of World Bond Fund and International Bond Fund. As of November 15, 2000, the only persons who owned of record or was known by the World Bond Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were as follows:



      Charles Schwab & Co Inc., Issuer Services, C/O ADP Proxy Services, 51 Mercededes Way, Engewood, NY 11717-8368, which owned 644,526.565 Class A shares (11.84% of the then-outstanding 5,416,966.038 Class A shares) for the benefit of its customers.

      FISERV Securities Inc., FAO 52259009, Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, which owned 29,613.982 Class C shares (12.19% of the then-outstanding 242,853.940 Class C shares) for the benefit of its customers.

      William L. Johnson & Darlene Johnson, 915 S Bross St, Longmont, Co 80501, who owned 22,456.163 Class C Shares (9.24% of the then-outstanding 242,853.340 Class C shares).

      NFSC FEBO, James Rose, Gay Derderian TTEE, Hamparian Charitable Remainder Trust, 1818 HWY 175, Richfield, WI 53076, which owned 18,778.592 Class C shares (7.73% of the then-outstanding 242,853.340 Class C shares).

      NFSC FEBO, NFSC/FMTC IRA Rollover, FBO Mary Morris, 14 Greenside Place, The Woodlands, TX 77381, which owned 14,340.687 Class C shares (5.90% of the then-outstanding 242,853.340 Class C shares).

     To the knowledge of International Bond Fund, as of the record date, the only persons who owned (beneficially or of record) 5% or more of the outstanding shares of International Bond Fund were as follows:

      Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers,
      Att: Fund AOMN/#97G35 4800, Deer Lake Drive, E F13, Jacksonville, Florida 32246-6484 which owned 702,671.204 Class C shares (9.97% of the then outstanding 6,458,912.527 Class C shares).


By Order of the Board of Trustees


Andrew J. Donohue, Secretary

November 29, 2000

                                                                       EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION



          AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of November 15, 2000 by and between Oppenheimer World Bond Fund ("World Bond Fund"), a Massachusetts business trust and Oppenheimer International Bond Fund ("International Bond Fund"), a Massachusetts business trust.

                                 W I T N E S S E T H:

     WHEREAS, the parties are each open-end investment companies of the management type; and

          WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of World Bond Fund through the acquisition by International Bond Fund of substantially all of the assets of World Bond Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B and Class C shares of International Bond Fund and the assumption by International Bond Fund of certain liabilities of World Bond Fund, which Class A, Class B and Class C shares of International Bond Fund are to be distributed by World Bond Fund pro rata to its shareholders in complete liquidation of World Bond Fund and complete cancellation of its shares;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

          1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by International Bond Fund of substantially all of the assets of World Bond Fund in exchange for Class A, Class B and Class C shares of International Bond Fund and the assumption by International Bond Fund of certain liabilities of World Bond Fund, followed by the distribution of such Class A, Class B and Class C shares of International Bond Fund to the Class A, Class B and Class C shareholders of World Bond Fund in exchange for their Class A, Class B and Class C shares of World Bond Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

                The share transfer books of World Bond Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by World Bond Fund; redemption requests received by World Bond Fund after that date shall be treated as requests for the redemption of the shares of International Bond Fund to be distributed to the shareholder in question as provided in
    Section 5 hereof.


      2. On the Closing Date (as hereinafter defined), all of the assets of World Bond Fund on that date, excluding a cash reserve (the "cash reserve") to be retained by World Bond Fund sufficient in its discretion for the payment of the expenses of World Bond Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to International Bond Fund, in exchange for and against delivery to World Bond Fund on the Closing Date of a number of Class A, Class B and Class C shares of International Bond Fund, having an aggregate net asset value equal to the value of the assets of World Bond Fund so transferred and delivered.

      3. The net asset value of Class A, Class B and Class C shares of International Bond Fund and the value of the assets of World Bond Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of International Bond Fund and the Class A, Class B and Class C shares of World Bond Fund shall be done in the manner used by International Bond Fund and World Bond Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by International Bond Fund in such computation shall be applied to the valuation of the assets of World Bond Fund to be transferred to International Bond Fund.

            World Bond Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to World Bond Fund's shareholders all of World Bond Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), 6803 S Tucson Way, Englewood, CO 80112, New York time on Feburary 16, 2001 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

            In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

    5. In conjunction with the Closing, World Bond Fund shall distribute on a pro rata basis to the shareholders of World Bond Fund as of the Valuation Date Class A, Class B and Class C shares of International Bond Fund received by World Bond Fund on the Closing Date in exchange for the assets of World Bond Fund in complete liquidation of World Bond Fund; for the purpose of the distribution by World Bond Fund of Class A, Class B and Class C shares of International Bond Fund to World Bond Fund's shareholders, International Bond Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B and Class C shares of International Bond Fund on the books of International Bond Fund to each Class A, Class B and Class C shareholder of World Bond Fund in accordance with a list (the "Shareholder List") of World Bond Fund shareholders received from World Bond Fund; and (b) confirm an appropriate number of Class A, Class B and Class C shares of International Bond Fund to each Class A, Class B and Class C shareholder of World Bond Fund; certificates for Class A shares of International Bond Fund will be issued upon written request of a former shareholder of World Bond Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of International Bond Fund and only after any share certificates for World Bond Fund are returned to the transfer agent.

            The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of World Bond Fund, indicating his or her share balance. World Bond Fund agrees to supply the Shareholder List to International Bond Fund not later than the Closing Date. Shareholders of World Bond Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of International Bond Fund which they received.

      6. Within one year after the Closing Date, World Bond Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the cash reserve to International Bond Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of World Bond Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of World Bond Fund outstanding on the Valuation Date.

      7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, International Bond Fund will be in compliance with all of its investment policies and restrictions. At the Closing, World Bond Fund shall deliver to International Bond Fund two copies of a list setting forth the securities then owned by World Bond Fund. Promptly after the Closing, World Bond Fund shall provide International Bond Fund a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to International Bond Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by World Bond Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by World Bond Fund on the Closing Date to International Bond Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of International Bond Fund for the account of International Bond Fund. Class A, Class B and Class C shares of International Bond Fund representing the number of Class A, Class B and Class C shares of International Bond Fund being delivered against the assets of World Bond Fund, registered in the name of World Bond Fund, shall be transferred to World Bond Fund on the Closing Date. Such shares shall thereupon be assigned by World Bond Fund to its shareholders so that the shares of International Bond Fund may be distributed as provided in Section 5.

      If, at the Closing Date, World Bond Fund is unable to make delivery under this Section 8 to International Bond Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by World Bond Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or World Bond Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and World Bond Fund will deliver to International Bond Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to International Bond Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by International Bond Fund.

      9. International Bond Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of World Bond Fund, but World Bond Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by World Bond Fund. World Bond Fund and International Bond Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of International Bond Fund and World Bond Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by World Bond Fund and International Bond Fund, respectively, in the amounts so incurred by each.

     10. The obligations of International Bond Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of World Bond Fund, shall have authorized the execution of the Agreement, and the shareholders of World Bond Fund shall have approved the Agreement and the transactions contemplated hereby, and World Bond Fund shall have furnished to International Bond Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of World Bond Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B. International Bond Fund shall have received an opinion dated as of the Closing Date from counsel to World Bond Fund, to the effect that (i) World Bond Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on World Bond Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by World Bond Fund. Massachusetts counsel may be relied upon for this opinion.

      C. The representations and warranties of World Bond Fund contained herein shall be true and correct at and as of the Closing Date, and International Bond Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of World Bond Fund, dated the Closing Date, to that effect.

D. On the Closing Date, World Bond Fund shall have furnished to International Bond Fund a certificate of the Treasurer or Assistant Treasurer of World Bond Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to World Bond Fund as of the Closing Date.

      E. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of World Bond Fund at the close of business on the Valuation Date.

      F. A Registration Statement on Form N-14 filed by International Bond Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      G. On the Closing Date, International Bond Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to International Bond Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of World Bond Fund arising out of litigation brought against World Bond Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of World Bond Fund delivered to International Bond Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

     H. International Bond Fund shall have received an opinion, dated the Closing Date, of Deloitte & Touche LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

      I. International Bond Fund shall have received at the Closing all of the assets of World Bond Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

     11. The obligations of World Bond Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of International Bond Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and International Bond Fund shall have furnished to World Bond Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of International Bond Fund.

      B. World Bond Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by the Massachusetts Law and its charter documents and World Bond Fund shall have furnished International Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of World Bond Fund.

      C. World Bond Fund shall have received an opinion dated as of the Closing Date from counsel to International Bond Fund, to the effect that (i) International Bond Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon
    International Bond Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by International Bond Fund, and (iii) the shares of International Bond Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" in International Bond Fund's Statement of Additional Information. Massachusetts counsel may be relied upon for this opinion.

      D. The representations and warranties of International Bond Fund contained herein shall be true and correct at and as of the Closing Date, and World Bond Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of the Trust to that effect dated the Closing Date.

      E. World Bond Fund shall have received an opinion of Deloitte & Touche LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with
    (i) World Bond Fund's representation that there is no plan or intention by any World Bond Fund shareholder who owns 5% or more of World Bond Fund's outstanding shares, and, to World Bond Fund's best knowledge, there is no plan or intention on the part of the remaining World Bond Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of International Bond Fund shares received in the transaction that would reduce World Bond Fund shareholders' ownership of International Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding World Bond Fund shares as of the same date, and (ii) the representation by each of World Bond Fund and International Bond Fund that, as of the Closing Date, World Bond Fund and International Bond Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

      1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

      2. World Bond Fund and International Bond Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

      3. No gain or loss will be recognized by the shareholders of World Bond Fund upon the distribution of Class A, Class B and Class C shares of beneficial interest in International Bond Fund to the shareholders of World Bond Fund pursuant to Section 354 of the Code.

      4. Under Section 361(a) of the Code no gain or loss will be recognized by World Bond Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B and Class C shares of International Bond Fund.

      5. Under Section 1032 of the Code no gain or loss will be recognized by International Bond Fund by reason of the transfer of substantially all of World Bond Fund's assets in exchange for Class A, Class B and Class C shares of International Bond Fund and International Bond Fund's assumption of certain liabilities of World Bond Fund.

      6. The shareholders of World Bond Fund will have the same tax basis and holding period for the Class A, Class B and Class C shares of beneficial interest in International Bond Fund that they receive as they had for World Bond Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

      7. The securities transferred by World Bond Fund to International Bond Fund will have the same tax basis and holding period in the hands of International Bond Fund as they had for World Bond Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

      F. The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of World Bond Fund at the close of business on the Valuation Date.

      G. A Registration Statement on Form N-14 filed by International Bond Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      H. On the Closing Date, World Bond Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to World Bond Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of International Bond Fund arising out of litigation brought against International Bond Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of International Bond Fund delivered to World Bond Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

     I. World Bond Fund shall acknowledge receipt of the Class A, Class B and Class C shares of International Bond Fund.

      12.   World Bond Fund hereby represents and warrants that:

      A. The financial statements of World Bond Fund as of October 31, 1999 (audited) and February 28, 2000 (unauditied) heretofore furnished to International Bond Fund, present fairly the financial position, results of operations, and changes in net assets of World Bond Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1999 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of World Bond Fund, it being agreed that a decrease in the size of World Bond Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B. Contingent upon approval of the Agreement and the transactions contemplated thereby by World Bond Fund's shareholders, World Bond Fund has authority to transfer all of the assets of World Bond Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C. The Prospectus, as amended and supplemented, contained in World Bond Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      D. There is no material contingent liability of World Bond Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of World Bond Fund, threatened against World Bond Fund, not reflected in such Prospectus;

     E. Except for the Agreement, there are no material contracts outstanding to which World Bond Fund is a party other than those ordinary in the conduct of its business;

      F. World Bond Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and World Bond Fund that is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

      G. All Federal and other tax returns and reports of World Bond Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of World Bond Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of World Bond Fund ended October 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

      H. World Bond Fund has elected that World Bond Fund be treated as a regulated investment company and, for each fiscal year of its operations, World Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and World Bond Fund intends to meet such requirements with respect to its current taxable year.

13.   International Bond Fund hereby represents and warrants that:

A. The financial statements of International Bond Fund as of September 30, 2000 (audited) heretofore furnished to World Bond Fund, present fairly the financial position, results of operations, and changes in net assets of International Bond Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 2000 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of International Bond Fund, it being understood that a decrease in the size of International Bond Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B. The Prospectus, as amended and supplemented, contained in International Bond Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      C. Except for this Agreement, there is no material contingent liability of International Bond Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of International Bond Fund, threatened against International Bond Fund, not reflected in such Prospectus;

     D. There are no material contracts outstanding to which International Bond Fund is a party other than those ordinary in the conduct of its business;

      E. International Bond Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; International Bond Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B and Class C shares of International Bond Fund which it issues to World Bond Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as set forth under "Shareholder & Trustee Liability" in International Bond Fund's Statement of Additional
    Information, will conform to the description thereof contained in International Bond Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and International Bond Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

      F. All federal and other tax returns and reports of International Bond Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of International Bond Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of International Bond Fund ended September 30, 2000 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. International Bond Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, International Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and International Bond Fund intends to meet such requirements with respect to its current taxable year;

      H. International Bond Fund has no plan or intention (i) to dispose of any of the assets transferred by World Bond Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B and Class C shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

     I. After consummation of the transactions contemplated by the Agreement, International Bond Fund intends to operate its business in a substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. International Bond Fund hereby represents to and covenants with World Bond Fund that, if the reorganization becomes effective, International Bond Fund will treat each shareholder of World Bond Fund who received any of International Bond Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of International Bond Fund received by such shareholder for the purpose of making additional investments in shares of International Bond Fund, regardless of the value of the shares of International Bond Fund received.

      15. International Bond Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. World Bond Fund covenants and agrees to liquidate and dissolve as soon as practicable to the extent required under the laws of the State of Massachusetts, and, upon Closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. International Bond Fund understands that the obligations of World Bond Fund under the Agreement are not binding upon any Trustee or shareholder of World Bond Fund personally, but bind only World Bond Fund and World Bond Fund's property.

      20. World Bond Fund understands that the obligations of International Bond Fund under the Agreement are not binding upon any trustee or shareholder of International Bond Fund personally, but bind only International Bond Fund and International Bond Fund's property. World Bond Fund represents that it has notice of the provisions of the Declaration of Trust of International Bond Fund disclaiming shareholder and trustee liability for acts or obligations of International Bond Fund.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

            OPPENHEIMER WORLD BOND FUND


                  By:    /s/ Andrew J. Donohue
                        Andrew J. Donohue
                        Secretary

                  OPPENHEIMER  INTERNATIONAL BOND FUND


                  By:   /s/ Andrew J. Donohue
                        Andrew J. Donohue
                        Secretary

                       OPPENHEIMER INTERNATIONAL BOND FUND
                    Supplement dated November 14, 2000 to the
                        Prospectus dated January 28, 2000

The Prospectus is changed as follows:

      Shareholders have approved a change in the Fund's diversification status from diversified to non-diversified. Therefore, the section titled "How Does the Portfolio Manager Decide What Securities to Buy or Sell?" on page 3 is replaced with the following:

      HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio manager analyzes the overall investment opportunities and risks in individual national economies by analyzing the business cycle in developed countries and political and exchange rate factors of emerging markets. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o     Opportunities for higher yields than are available in U.S. markets, and
o     Opportunities in government bonds in both developed and emerging markets.


The following paragraph is added after the paragraph titled "Interest Rate Risks" on page 5:

      RISKS OF NON-DIVERSIFICATION. The Fund is "non-diversified" under the Investment Company Act of 1940. Accordingly, the Fund can invest a greater portion of its assets in the debt securities of a single issuer. For example, the Fund may invest a greater portion of its assets in the debt obligations issued by the government of any single country ("sovereign debt") or corporate issuer. This policy gives the Fund more flexibility to invest in the debt securities of a single issuer than if it were a "diversified" fund. However, the Fund intends to diversify its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). To the extent the Fund invests a relatively high percentage of its assets in the debt securities of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those debt securities lose market value.


The following is added after the first sentence of the section titled "How Risky is the Fund Overall?" on page 5:

      The Fund is non-diversified and may focus its investments in the sovereign debt of a limited number of countries. It will therefore be vulnerable to the effects of economic changes that affect those countries.


The second paragraph of the section titled "The Fund's Principal Investment Policies" on page 8 is replaced by the following:

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund is non-diversified and may at times focus its investments in the debt securities of a limited number of issuers. The Fund does not concentrate 25% or more of its total assets in investments in the securities of any one foreign government or in the debt and equity securities of companies in any one foreign country or in any one industry.










November 14, 2000                                             PS0880.016

                            Oppenheimer
                             INTERNATIONAL BOND FUND



Prospectus dated January 28, 2000




                                         Oppenheimer  International Bond Fund is
                                         a mutual fund that seeks  total  return
                                         as its  primary  goal.  As a  secondary
                                         goal,  it seeks income when  consistent
                                         with total return. It invests primarily
                                         in  foreign  government  and  corporate
                                         bonds,  in both  developed and emerging
                                         markets.
                                               This     Prospectus      contains
                                         important  information about the Fund's
                                         objectives,  its  investment  policies,
                                         strategies and risks.  It also contains
                                         important  information about how to buy
                                         and sell  shares  of the Fund and other
                                         account  features.   Please  read  this
                                         Prospectus carefully before you invest
As with all mutual funds, the and keep it for future reference about Securities and Exchange Commission has your account. not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

                                                ABOUT THE FUND

            The Fund's Investment Objectives and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


                                                ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Web Site
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights


-------------------------------------------------------------------------------

A B O U T  T H E  F U N D
-------------------------------------------------------------------------------

The Fund's Investment Objectives and Strategies

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? The Fund's primary objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return.

WHAT DOES THE FUND INVEST IN? The Fund invests mainly in debt securities of foreign government and corporate issuers. Those debt securities, generally referred to as "bonds," include long-term and short-term government bonds, participation interests in loans, corporate debt obligations, "structured" notes and other debt obligations. They may include "zero coupon" or "stripped" securities. Under normal market conditions, the Fund invests at least 65% of its total assets in "bonds" and invests in at least three countries other than the United States. The Fund does not limit its investments to securities of issuers in a particular market capitalization or maturity range or rating category, and can hold rated and unrated securities below investment grade.

      The Fund invests in debt securities of issuers in both developed and emerging markets throughout the world. These investments are more fully explained in "About the Fund's Investments," below.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio manager analyzes the overall investment opportunities and risks in individual national economies by analyzing the business cycle in developed countries and political and exchange rate factors of emerging markets. The overall strategy is to build a broadly diversified portfolio of bonds, emphasizing government bonds in developed and emerging markets, to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o     Opportunities for higher yields than are available in U.S. markets,
o     Overall country and currency diversification for the portfolio,
o     Opportunities in government bonds in both developed and emerging markets.

      The Fund's diversification strategies, with respect to securities of different issuers, securities denominated in different currencies and securities issued in different countries, are intended to reduce the volatility of the value of the overall portfolio while seeking total return (the overall increase in the value of the portfolio).

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking total return in their investment over the long term, with the opportunity for some income, from a fund that will invest mainly in foreign debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on debt investments in foreign securities, particularly those in emerging markets. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its focus on long-term total return, the Fund may be appropriate for a part of an investor's retirement plan portfolio. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having similar objectives.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that bond and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

o Special Risks of Lower-Grade Securities. The Fund can invest without limit in securities below investment grade (commonly called "junk bonds") to seek total return and higher income. Therefore the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. There may be less of a market for these securities, making it harder to sell them at an acceptable price. These risks can reduce the Fund's share prices and the income it earns.

RISKS OF FOREIGN INVESTING. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

o Special Risks of Emerging and Developing Markets. Securities in emerging and developing markets present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis.

         Emerging markets might have less developed trading markets, exchanges and legal and accounting systems. Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of securities of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

INTEREST RATE RISKS. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities. Also, if interest rates fall, the Fund's investments in new securities at lower yields will reduce the Fund's income.

RISKS OF DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased returns or to try to hedge investment and interest rate risks. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, structured notes and forward contracts are examples of derivatives the Fund uses.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share price could fall and the Fund could get less income than expected.
Some derivatives may be illiquid, making it difficult to sell them at an acceptable price. Using derivatives can increase the volatility of the Fund's share prices.

      HOW RISKY IS THE FUND OVERALL? The risks described above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objectives. In the short term, the values of foreign debt securities, particularly those of issuers in emerging markets, can be volatile, and the price of the Fund's shares can go up and down substantially. The income from some of the Fund's investments may help cushion the Fund's total return from changes in prices, but debt securities are subject to credit and interest rate risks that can affect their values and income and the share prices of the Fund. In the OppenheimerFunds spectrum, the Fund is generally more aggressive and has more risks than bond funds that focus on U. S. government securities and investment-grade bonds but is less aggressive than funds that invest solely in emerging markets.


    An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 6.01% (4Q'99) and the lowest return (not annualized) for a calendar quarter was -9.80% (3Q'98).

-------------------------------------------------------------
Average Annual Total
Returns for the
periods              1 Year              Life of class*
ended December 31,
1999
-------------------------------------------------------------
-------------------------------------------------------------
Class A Shares       5.73%               6.98%
-------------------------------------------------------------
-------------------------------------------------------------
Salomon Brothers
Non-                 -5.07%              2.40%
U.S. World Gov't
Bond
Index
-------------------------------------------------------------
-------------------------------------------------------------
Class B Shares       5.31%               7.00%
-------------------------------------------------------------
-------------------------------------------------------------
Class C Shares       9.24%               7.30%
-------------------------------------------------------------

*Inception date of all classes: 6/15/95. Index performance is shown from 5/31/95. The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and 2% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Salomon Brothers Non-U.S. Dollar World Government Bond Index is a market-capitalization-weighted index that tracks performance of 13 government bond markets in developed countries. The index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the index does not include corporate bonds or bonds from emerging markets, and the Fund has investments that differ from those in the index.


Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 1999.

Shareholder Fees (charges paid directly from your investment):

--------------------------------------------------------------------------------
                          Class A Shares    Class B Shares     Class C Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases            4.75%             None               None
(as % of offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the               None1              5%2               1%3
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                            Class A Shares   Class B Shares   Class C Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 0.74%            0.74%             0.74%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution        and/or
Service (12b-1) Fees            0.24%            1.00%             1.00%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                  0.27%            0.27%             0.27%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total   Annual   Operating      1.25%            2.01%             2.01%
Expenses
-------------------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:



--------------------------------------------------------------------------------
If shares are redeemed:      1 Year        3 Years       5 Years     10 Years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                $596          $853         $1,129        $1,915
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                $704          $930         $1,283        $1,962
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                $304          $630         $1,083        $2,338
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not            1 Year        3 Years       5 Years     10 Years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                $596          $853         $1,129        $1,915
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                $204          $630         $1,083        $1,962
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                $204          $630         $1,083        $2,338
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since
   Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

    THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. At times the Fund may focus more on investing for growth with less emphasis on income, while at other times it may have both growth and income investments to seek total return. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of its assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in investments in the securities of any one foreign government or in the debt and equity securities of companies in any one foreign country or in any one industry.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's investments may be above or below investment grade in credit quality, and the Fund can invest without limit in below-investment-grade debt securities, commonly called "junk bonds."

Foreign Debt Securities. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies and can include "Brady Bonds." Those are U.S.-dollar denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In the broadest sense, structured notes, options, futures contracts, and other hedging instruments the Fund uses may be considered "derivative investments." In addition to using derivatives for hedging, the Fund may use other derivative investments because they offer the potential for increased income and principal value.

o "Structured" Notes. The Fund buys "structured" notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

         The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

      o Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments." The Fund is not required to hedge to seek its objectives. The Fund does not use hedging instruments for speculative purposes, and has limits on its use of them.

               The Fund could hedge for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

               Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the price of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover. The Fund engages in short-term trading to seek its objective. Portfolio turnover affects brokerage and transaction costs the Fund pays. If the Fund realizes capital gains when it sells portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years.

CAN THE FUND'S INVESTMENT OBJECTIVES AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objectives are fundamental policies. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objectives, the Fund can use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Debt Securities. Under normal market conditions, the Fund can invest (up to 35% of its total assets) in debt securities issued by U.S. companies or the U.S. government to seek the Fund's goals. However, these are not expected to be a significant part of the Fund's normal long term investment strategy. The Fund's investments in U.S. government securities can include U.S. Treasury securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. government, such as collateralized mortgage obligations (CMOs) and other mortgage-related securities. Mortgage-related securities are subject to additional risks of unanticipated prepayments of the underlying mortgages, which can affect the income stream to the Fund from those securities as well as their values.

      The Fund can also buy U.S. commercial paper, which is short-term corporate debt, and asset-backed securities, which are interests in pools of consumer loans and other trade receivables. Prepayments on the underlying loans may reduce the Fund's income on the securities and reduce their values, as with CMOs.

Zero-Coupon and "Stripped Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments. The values of these stripped mortgage related securities are very sensitive to prepayments of underlying mortgages.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board can increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive Investments. For cash management purposes the Fund may hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. In times of adverse or unstable market or economic conditions, the Fund may invest up to 100% of its assets in temporary defensive investments. These would ordinarily be short-term U. S. government securities, highly-rated commercial paper, bank obligations or repurchase agreements. To the extent the Fund invests defensively in these securities, it may not achieve its primary investment objective of total return.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since January 1960. The Manager (including subsidiaries and affiliates) managed more than $120 billion in assets as of December 31, 1999, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Manager. The portfolio manager of the Fund is Arthur P. Steinmetz. He became the portfolio manager on May 20, 1999, and is the person principally responsible for the day-to-day management of the Fund's portfolio. He is a Vice President of the Fund and Senior Vice President of the Manager. He is an officer and portfolio manager for other Oppenheimer funds. Mr. Steinmetz has been employed by the Manager since 1986 and has been a portfolio manager since 1989.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year ended September 30, 1999 was 0.74% of average annual net assets for each class of shares.

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A B O U T    Y O U R   A C C O U N T
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How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.


Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfer from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.





o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

   The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days, when investors cannot buy or redeem shares.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.


WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

 Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

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                     Front-End Sales     Front-End Sales
                     Charge As a         Charge As a         Commission As
                     Percentage of       Percentage of Net   Percentage of
 Amount of Purchase  Offering Price      Amount Invested     Offering Price
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Less than $50,000           4.75%               4.98%               4.00%
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$50,000 or more but
less than $100,000          4.50%               4.71%               3.75%
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$100,000 or more
but less than               3.50%               3.63%               2.75%
$250,000
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$250,000 or more
but less than               2.50%               2.56%               2.00%
$500,000
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$500,000 or more
but less than $1            2.00%               2.04%               1.60%
million
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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in the Appendix to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cumulative purchases during the prior 12 months ending with the current purchase. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1 That commission will not be paid on purchases of shares in amounts of $1 million or more (including any rights of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

1. No commission will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information:

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

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                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (as % of amount subject to charge)
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0 - 1                                    5.0%
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1 - 2                                    4.0%
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2 - 3                                    3.0%
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3 - 4                                    3.0%
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4 - 5                                    2.0%
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5 - 6                                    1.0%
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6 and following                          None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.


CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:

Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs, rollover IRAs and Education IRAs.

SEP-IRAs. These are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.

403(b)(7) Custodial Plans. These plans are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.

401(k) Plans.   These plans are special retirement plans for businesses.

Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.


      Please  call  the   Distributor  for   OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
o     You wish to redeem more than $100,000 and receive a check
o The redemption check is not payable to all shareholders listed on the account statement
o The redemption check is not sent to the address of record on your account statement
o Shares are being  transferred to a Fund account with a different owner or name
o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed The Transfer Agent will accept a guarantee of your signature by a number of financial institutions. Including:
      o    a U.S. bank, trust company, credit union or savings association,
      o    a foreign bank that has a U.S. correspondent bank,
      o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
      o a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans.

You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.



HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes: o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered,
         and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for requests by mail: Send courier or express mail requests to:
OppenheimerFunds Services                  OppenheimerFunds Services
P.O. Box 5270                              10200 E. Girard Avenue, Building D
Denver, Colorado 80217-5270                Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone. o To redeem shares through a service representative, call
1.800.852.8457   o  To  redeem   shares   automatically   on   PhoneLink,   call
1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

                            ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.

o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's bank or custodian bank.
o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $100.
o Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request).

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
      (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2) shares held for the holding period that applies to the class, and (3) shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions: o Shares of the fund selected for exchange must be available for sale in your state of residence.
      o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least
         7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

      |X| Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

      |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.

o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or by AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares.

      Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest  Your  Distributions  in  Another  OppenheimerFunds  Account.  You  can
reinvest   all   distributions   in  the  same   class  of  shares  of   another
OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue
Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.


Avoid "Buying a Distribution". If you buy shares on or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.

Remember, There Can be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the fiscal years since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

 CLASS A        YEAR ENDED SEPTEMBER 30,                    1999
1998          1997            1996      1995(1)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.32
$5.51         $5.49           $5.10     $5.00
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .58
 .56           .52             .52       .15
 Net realized and unrealized gain (loss)                    (.14)
(1.20)          .08             .40       .10

----------------------------------------------------------------
 Total income (loss)
from
 investment operations                                       .44
(.64)          .60             .92       .25
---------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to
shareholders:
 Dividends from net investment income                       (.53)
(.53)         (.53)           (.53)     (.15)
 Distributions from net realized gain                         --
(.02)         (.05)             --        --

----------------------------------------------------------------
 Total dividends and
distributions
 to shareholders                                            (.53)
(.55)         (.58)           (.53)     (.15)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.23
$4.32         $5.51           $5.49     $5.10

----------------------------------------------------------------

----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                       10.58%
(12.50)%       11.33%          18.82%     5.13%

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)               $102,236     $  97,404
$114,847         $52,128    $3,984
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $101,948      $108,264
$  89,112         $19,817    $2,566
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     13.47%
11.09%         9.24%           9.60%     9.94%
 Expenses, before voluntary assumption
 and indirect expenses                                      1.26%
1.24%(4)      1.28%(4)        1.59%(4)  1.59%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      1.25%
N/A           N/A            1.49%     0.41%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%
446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.





                     28 OPPENHEIMER INTERNATIONAL BOND FUND

 CLASS B        YEAR ENDED SEPTEMBER 30,                    1999
1998          1997            1996      1995(1)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.31
$5.50         $5.48           $5.10     $5.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .55
 .52           .48             .48       .14
 Net realized and unrealized gain (loss)                    (.14)
(1.20)          .07             .39       .10

----------------------------------------------------------------
 Total income (loss) from
 investment operations                                       .41
(.68)          .55             .87       .24
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                       (.50)
(.49)         (.48)           (.49)     (.14)
 Distributions from net realized gain                         --
(.02)         (.05)             --        --

----------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                            (.50)
(.51)         (.53)           (.49)     (.14)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.22
$4.31         $5.50           $5.48     $5.10

----------------------------------------------------------------

----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                        9.79%
(13.16)%       10.52%          17.71%     4.92%

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)               $118,632      $119,998
$122,874         $45,207    $3,238
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $122,878      $128,789
$  87,557         $17,891    $1,125
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     12.70%
10.33%         8.57%           8.81%     9.20%
 Expenses, before voluntary assumption
 and indirect expenses                                      2.02%
2.00%(4)      2.04%(4)        2.36%(4)  2.21%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      2.01%
N/A           N/A            2.26%     0.89%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%
446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.



                     29 OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

 CLASS C        YEAR ENDED SEPTEMBER 30,                    1999
1998          1997            1996      1995(1)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.31
$5.50         $5.48           $5.09     $5.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .55
 .52           .48             .48       .14
 Net realized and unrealized gain (loss)                    (.14)
(1.20)          .07             .39       .09

----------------------------------------------------------------
 Total income (loss)
from
 investment operations                                       .41
(.68)          .55             .87       .23
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to
shareholders:
 Dividends from net investment income                       (.50)
(.49)         (.48)           (.48)     (.14)
 Distributions from net realized gain                         --
(.02)         (.05)             --        --

----------------------------------------------------------------
 Total dividends and
distributions
 to shareholders                                            (.50)
(.51)         (.53)           (.48)     (.14)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.22
$4.31         $5.50           $5.48     $5.09

----------------------------------------------------------------

----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                        9.80%
(13.16)%       10.52%          17.92%     4.73%

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $29,456
$27,636       $28,684         $10,282      $201
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $28,918
$29,336       $19,883        $  4,039     $  97
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     12.76%
10.33%         8.62%           8.76%     9.36%
 Expenses, before voluntary assumption
 and indirect expenses                                      2.02%
2.00%(4)      2.04%(4)        2.36%(4)  2.26%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      2.01%
N/A           N/A            2.25%     0.85%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%
446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.




                     30 OPPENHEIMER INTERNATIONAL BOND FUND

For More Information About Oppenheimer International Bond Fund: The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL  REPORTS.   Additional  information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

--------------------------------------------------------------------------------


How to Get More Information:


--------------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

By Telephone:
Call OppenheimerFunds Services toll-free:
1.800.525.7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can send us a request by e-mail or read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

    No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.

SEC File No. 811-07255
PR0880.001.2000 Printed on recycled paper.

                            Appendix to Prospectus of
                       Oppenheimer International Bond Fund


      Graphic material included in the Prospectus of Oppenheimer International Bond Fund (the "Fund") under the heading: "Annual Total Return (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the four most recent calendar years, without deducting sales charges. Set forth below is the relevant data point that will appear on the bar chart:


Year
Ended:                                Annual Total Return:

12/31/96                    19.29%
12/31/97                     2.46%
12/31/98                    -4.36%
12/31/99                         11.00%

                       Oppenheimer International Bond Fund

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional Information dated January 28, 2000, revised November 14, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 28, 2000. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 7
    Investment Restrictions............................................ 28
How the Fund is Managed ............................................... 30
    Organization and History........................................... 30
    Trustees and Officers.............................................. 31
    The Manager........................................................ 36
Brokerage Policies of the Fund......................................... 37
Distribution and Service Plans......................................... 39
Performance of the Fund................................................ 43

About Your Account
How To Buy Shares...................................................... 48
How To Sell Shares..................................................... 56
How To Exchange Shares................................................. 62
Dividends, Capital Gains and Taxes..................................... 65
Additional Information About the Fund.................................. 67

Financial Information About the Fund
Independent Auditors' Report........................................... 68
Financial Statements................................................... 69

Appendix A: Ratings Definitions ....................................... A-1
Appendix B: Industry Classifications................................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1
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                            A B O U T  T H E   F U N D
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               Additional Information About the Fund's Investment
Policies and Risks

      The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objectives.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer.

      |X| Foreign Securities. The Fund expects to invest primarily in foreign securities. For the most part, these will be debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            |_| Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supranational entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.


            |_| Risks of Foreign  Investing.  Investments in foreign  securities
may  offer  special   opportunities  for  investing  but  also  present  special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o    possibilities in some countries of expropriation,  confiscatory taxation,
     political,   financial  or  social   instability   or  adverse   diplomatic
     developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

            In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe and Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goal of preservation of principal.

         |_| Risks of Conversion to Euro. There may be transaction costs and risks relating to the conversion of certain European currencies to the Euro that commenced in January 1999. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values.
o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

         |X| Debt Securities. The Fund can invest in a variety of debt securities to seek its objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

            |_| Credit Risks. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent that lower-yield, higher-quality bonds.

            The  Fund's  debt  investments  can  include   investment-grade  and
non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Ratings Group or Duff & Phelps, Inc., or have comparable ratings by another nationally recognized statistical rating organization.

            In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

            |_| Interest Rate Risks. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship  between  price and yield.  For  example,  an  increase  in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from them. However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

            |_| Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, if the Manager believes it is consistent with the Fund's objectives. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund may invest in lower grade securities if the Manager is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio. However, these investments will be made only when consistent with the Fund's overall goal of total return.

      "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. A description of the debt security ratings categories of the principal rating organizations is included in Appendix A to this Statement of Additional Information.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund may continue to have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objectives, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Zero Coupon Securities. The Fund may buy zero-coupon and delayed interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy different types of zero-coupon or stripped securities, including, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

            |_| U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of from one to ten years), and Treasury bonds (maturities of more than ten years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

            |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

     |_| Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have significant amounts of its assets invested in mortgage related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

      |X| Commercial (Privately-Issued) Mortgage Related Securities. The Fund may invest in commercial mortgage related securities issued by private entities. Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X| "Stripped" Mortgage Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| When-Issued and Delayed-Delivery Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

          The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objectives and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

          At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|  Participation   Interests.  The  Fund  may  invest  in  participation
interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Illiquid  and   Restricted   Securities.   Under  the  policies  and  procedures
established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage related securities. In this type of transaction, the Fund sells a mortgage related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books cash, U.S. government securities or other high-grade debt securities in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

      |X| Investments in Equity Securities. Under normal market conditions the Fund can invest up to 35% of its assets in securities other than debt securities, including equity securities of both foreign and U.S. companies. However, it does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments can include stocks of companies in any market capitalization range, if the Manager believes the investment is consistent with the Fund's objectives of total return and income. Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income.

            |_| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

            |_| Convertible Securities. The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

      While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision than in the case of non-convertible debt fixed income securities.


      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:
(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

            |_| Rights and Warrants. The Fund may invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. The Fund does not expect that it will have significant investments in warrants and rights.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Loans of Portfolio Securities. To raise cash for liquidity purposes or income, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's net assets. The Fund currently does not intend to engage in loans of securities in the coming year, but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.
      |X| Borrowing for Leverage. The fund may borrow for leverage as described below under "Investment Restrictions." The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

      |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

      |X| Bank Obligations and Securities That Are Secured By Them. The Fund can invest in bank obligations, including time deposits, certificates of deposit, and bankers' acceptances. They must be either obligations of a domestic bank with total assets of at least $1 billion or obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by bank obligations (for example, debt which is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks, savings banks, and savings and loan associations that may or may not be members of the Federal Deposit Insurance Corporation.

          Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments.

      Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

      |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund may use are the hedging instruments described below in this Statement of Additional Information.

      Among the derivative investments the Fund can invest in are "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. It is not obligated to use them in seeking its objectives. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

o     sell futures contracts,
o     buy puts on such futures or on securities, or
o write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund wouldl normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

            |_| Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based bond or stock indices (these are referred to as "financial futures"), (2) commodities (these are referred to as "commodity futures"), (3) debt securities (these are referred to as "interest rate futures"), and (4) foreign currencies (these are referred to as "forward contracts").

      A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      The Fund can invests a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.



      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

            |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

            |_| Writing Covered Call Options. The Fund may write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised. Up to 50% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on the Fund's books if the value of the identified assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            |_| Writing Put Options. The Fund can sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be identified to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can purchase calls only on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

      The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts only on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in an identified account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in an identified account with the Fund's Custodian bank.

            |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

          The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

            |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it might enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar could suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

          The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

            |_| Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify liquid assets on the Fund's books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

            |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same Adviser as the Fund (or an Adviser that is an affiliate of the Fund's Adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

            |_| Tax Aspects of Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

|X| Temporary Defensive Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to invest cash received from the sale of other portfolio securities. The Fund can buy:

o obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,

o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,

o  short-term debt  obligations of corporate  issuers,  rated  investment  grade
   (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,

o certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and

o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

                                                Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objectives are a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o        The Fund cannot make loans  except (a) through  lending of  securities,
         (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
o The Fund cannot buy or sell real estate. However, the Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.
o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.
o The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act or 1940.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. The Fund will not invest 25% or more of its total assets in government securities of any one foreign country or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this policy. For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified," as defined in the Investment Company Act of 1940. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. To qualify, the Fund must meet a number of conditions at the close of each quarter of the taxable year. First, at least 50% of the value of its total assets must be invested in cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer. Second, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer other than U.S. government securities and securities of other regulated investment companies. This is not a fundamental policy.

                             How the Fund is Managed

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. On November 14, 2000 shareholders approved the proposal of the Board of Trustees to change the Fund's diversification status from diversified to non-diversified. The Fund was organized as a Massachusetts business trust in 1995.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o    votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds2:

Oppenheimer Cash Reserves             Oppenheimer   Senior  Floating  Rate
                                      Fund
Oppenheimer Champion Income Fund      Oppenheimer Strategic Income Fund
Oppenheimer Capital Income Fund       Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
Oppenheimer Integrity Funds           Centennial America Fund, L. P.
Oppenheimer  Limited-Term  Government Centennial   California  Tax  Exempt
Fund                                  Trust
Oppenheimer Main Street Funds, Inc.   Centennial Government Trust
Oppenheimer  Main Street  Opportunity Centennial Money Market Trust
Fund
Oppenheimer  Main  Street  Small  Cap Centennial New York Tax Exempt Trust
Fund
Oppenheimer Municipal Fund            Centennial Tax Exempt Trust
Oppenheimer Real Asset Fund

    Ms. Macaskill and Messrs. Swain, Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of November 8, 2000, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.

2. Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund or Panorama Series Fund, Inc. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P. Mr. Armstrong and Mr. Cameron are not Trustees of the Centennial funds, Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc. and Oppenheimer Real Asset Fund; in addition, Mr. Cameron is also not a Trustee of Oppenheimer Limited-Term Government Fund, Oppenheimer Integrity Fund, Oppenheimer High Yield Fund, Oppenheimer Municipal Fund, Oppenheimer Strategic Income Fund or Panorama Series Fund, Inc.

Jon S. Fossel, Trustee, Age: 58.
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly (until October 1990) Chairman and a director of the Manager; President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee, Age: 60.
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 71.
44 Portland Drive, St. Louis, Missouri 63131
Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 78.
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 79.
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

F. William Marshall, Jr., Trustee, Age: 58.
87 Ely Road, Longmeadow, MA  01106
Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks (1990-1993); Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund (open-end investment companies).

Ruggero de'Rossi, Vice President and Portfolio Manager, Age: 37.
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since March 2000); an officer and portfolio manager of another Oppenheimer fund. Prior to joining the manager he was a Senior Vice President and Chief Emerging Markets Debt and Currency Strategist of ING Barings, a global investment bank (July 1998 - March 2000); before that he was a Vice President, head of emerging markets trading strategies at Citicorp Securities, after having run the bank's proprietary trading activity on international fixed income and foreign exchange derivatives (May 1995 - July
1998).

Arthur P. Steinmetz, Vice President and Portfolio Manager, Age: 42. Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since March 1993) and of HarbourView Asset Management Corporation (since March
2000); an officer and portfolio manager of other Oppenheimer funds.

Andrew J. Donohue, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of PIMCO Trust Company (since May 2000); President and a director of Centennial Asset Management (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager. Vice President of OppenheimerFunds, Inc. (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager. Vice President of OppenheimerFunds, Inc. (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President (April 1994 - May 1996) and a Fund Controller of OppenheimerFunds, Inc.

Brian W. Wixted, Treasurer and Chief Financial and Accounting Officer, Age: 41 6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991
- March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    |X| Remuneration of Trustees. The officers of the Fund and two Trustees of the Fund (Ms. Macaskill and Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended September 30, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1999.

--------------------------------------------------------------------------------
Trustee's Name and Other  Aggregate Compensation     Total Compensation
Positions                 from Fund                  From all Denver-Based
                                                     Oppenheimer Funds1
                                                     (22 Funds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

William L. Armstrong2                $40                      $14,542
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert G. Avis                       $257                     $67,998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

William A. Baker3                    $262                     $67,998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

George C. Bowen                      $43                      $23,879
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Edward Cameron2                      $ 0                      $ 2,430

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Jon. S. Fossel                       $260                     $66,586
Review Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sam Freedman
Audit and Review                     $279                     $73,998
Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raymond J. Kalinowski
Audit and Review                     $277                     $73,248
Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C. Howard Kast                       $294                     $78,873
Audit and Review
Committee Chairman

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert M. Kirchner                   $259                     $69,248
Audit Committee Member

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

F. William Marshall, Jr.4            $ 0                        $ 0

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ned M. Steel3                        $257                     $67,998

--------------------------------------------------------------------------------

1.    For the 1999 calendar year.  There were 22 investment companies included.
2. Mr. Armstrong and Mr. Cameron were not Trustees or Directors of the Denver-based Oppenheimer funds prior to August 24, 1999 and December 14, 1999, respectively.
3. Effective July 1, 2000, Messrs. Baker and Steel resigned as Trustees of the Fund.
4.    Mr. Marshall became a Trustee of the Fund on November 14, 2000.

    |X| Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

    Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of November 8, 2000, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding securities of any class were the following: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, which owned 2,183,817.148 Class A shares (8.66% of the Class A shares then outstanding) for the benefit of its customers and Merrill Lynch, Pierce & Smith, 4800 Deer Lake Drive, E., Floor 3, Jacksonville, Florida 32246, which owned 702,671.204 Class C shares (9.97% of the Class C shares then outstanding) for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

    |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

    The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

--------------------------------------------------------------------------------

Fiscal Year ended 9/30:       Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           1997                                 $1,465,1811
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           1998                                 $1,978,423
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           1999                                 $1,886,864
--------------------------------------------------------------------------------
1. After a reduction in the management fee in the amount of $41,927 pursuant to a voluntary waiver of expenses by the Manager that is no longer in effect.

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment Adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment Adviser or general distributor. If the Manager shall no longer act as investment Adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

                         Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.
Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment Adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

    Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

    Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.

     If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

    The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

    The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------------------------

  Fiscal Year Ended 9/30:      Total Brokerage Commissions Paid by the Fund1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           1997                                    $4,969
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           1998                                   $31,991
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           1999                                         $71,0902
--------------------------------------------------------------------------------

1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 9/30/99, the amount of transactions directed to brokers for research services was $297,086 and the amount of the commissions paid to broker-dealers for those services was $1,493.

                         Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's different classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

--------------------------------------------------------------------------------


           Aggregate    Class A       Commissions    Commissions  Commissions
Fiscal     Front-End    Front-End     on Class A     on Class B   on Class C
Year       Sales        Sales         Shares         Shares       Shares
Ended      Charges on   Charges       Advanced by    Advanced by  Advanced by
9/30:      Class A      Retained by   Distributor1   Distributor1 Distributor1
           Shares       Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1997     $1,124,978    $273,182       $23,126      $3,225,657    $209,570
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1998      $758,818     $197,195       $45,052      $2,036,881    $145,913
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1999      $427,421     $118,394       $41,586        $           $ 83,883
                                                     887,632
--------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


--------------------------------------------------------------------------------

            Class A Contingent    Class B Contingent    Class C Contingent
Fiscal      Deferred Sales        Deferred Sales        Deferred Sales Charges
Year  Ended Charges Retained by   Charges Retained by   Retained by Distributor
9/30        Distributor           Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1999             $266                $435,700                $8,730
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

    Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees3, cast in person at a meeting called for the purpose of voting on that plan. The shareholder votes for the plans were cast by the Manager as the sole initial holder of each class of shares of the Fund.

3. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

    Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

    Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

    The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

    While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

    Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

    |X| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

    For the fiscal period ended September 30, 1999 payments under the Class A Plan totaled $248,547, all of which was paid by the Distributor to recipients. That included $15,717 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

    |X| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that Recipients provide are similar to the services provided under the Class A service plan, described above.

    The Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

    The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the
Distributor:

o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o employs personnel to support distribution of Class B and Class C shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

 -------------------------------------------------------------------------------
                             Distribution  Fees Paid to the  Distributor in the
 Fiscal Year Ended 9/30/99
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:     Total Payments   Amount Retained  Distributor's    Distributor's
                                              Aggregate        Unreimbursed
                                              Unreimbursed     Expenses as %
                                              Expenses Under   of Net Assets
            Under Plan       by Distributor   Plan             of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B    $1,228,808       $1,008,649       $5,605,885            4.73%
 Plan
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C    $   289,134      $   154,968      $   554,577           1.88%
 Plan
 -------------------------------------------------------------------------------

    All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

                             Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:


o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.

o An investment in the Fund is not insured by the FDIC or any other government agency.

o The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o When an investor's shares are redeemed, they may be worth more or less than their original cost.

o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

            |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)


      The symbols above represent the following factors:

      a =  dividends and interest earned during the 30-day period.

      b =  expenses accrued for the period (net of any expense assumptions).

      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

          The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

            |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

-------------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 9/30/99
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  Standardized Yield                 Dividend Yield

Class of
Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                Without         After         Without            After
                 Sales          Sales          Sales             Sales
                Charge         Charge          Charge            Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A         16.21%         15.42%          13.69%            13.05%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B         15.43%           N/A           13.03%             N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C         15.43%           N/A           13.02%             N/A
-------------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P


            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

            The Fund's Total Returns for the Periods Ended 9/30/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         Cumulative Total               Average Annual Total Returns
Class    Returns (Life of
of       Class)
Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     1-Year                Life-of-Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         After    Without   After       Without      After Sales  Without
         Sales    Sales     Sales       Sales Charge Charge       Sales Charge
         Charge   Charge    Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A  28.17%1  34.57%1   5.33%       10.58%       5.95%1       7.16%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B  28.44%2  30.13%2   4.90%       9.79%        6.01%2       6.33%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C  30.14%3  30.14%3   8.82%       9.80%        6.33%3       6.33%3
--------------------------------------------------------------------------------
1.    Inception of Class A:   6/15/95
2.    Inception of Class B:   6/15/95
3.     Inception of Class C:  6/15/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the taxable bond funds category.

      Morningstar star proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below the 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the other funds in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) overall rating, which is the fund's 3-year rating, or its combined 3-, 5- and 10-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rankings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

          From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

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A B O U T   Y O U R   A C C O U N T
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            How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Distributor is instructed to initiate the ACH transfer before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:

o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.
The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                   Oppenheimer  Limited-Term  Government
                                      Fund
Oppenheimer California Municipal Fund   Oppenheimer  Main  Street  California
                                        Municipal Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main  Street  Growth  &
                                        Income Fund
Oppenheimer Capital Preservation Fund   Oppenheimer  Main Street  Opportunity
                                      Fund
Oppenheimer Capital Income Fund         Oppenheimer  Main  Street  Small  Cap
                                      Fund
Oppenheimer Champion Income Fund Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal
                                      Fund
Oppenheimer Emerging Technologies Fund  Oppenheimer Quest Balanced Value Fund
Oppenheimer Enterprise Fund             Oppenheimer   Quest   Capital   Value
                                        Fund, Inc.
Oppenheimer Europe Fund                 Oppenheimer  Quest Global Value Fund,
                                      Inc.
Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Opportunity Value
                                      Fund
Oppenheimer Global Fund                 Oppenheimer Quest Small Cap Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Gold & Special Minerals Oppenheimer Real Asset Fund
Fund
Oppenheimer Growth Fund                 Oppenheimer Senior Floating Rate Fund
Oppenheimer High Yield Fund             Oppenheimer Strategic Income Fund
Oppenheimer Insured Municipal Fund      Oppenheimer Total Return Fund, Inc.
Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Core Fund
Oppenheimer International Bond Fund     Oppenheimer Trinity Growth Fund
Oppenheimer International Growth Fund   Oppenheimer Trinity Value Fund
Oppenheimer     International     Small Oppenheimer U.S. Government Trust
Company Fund
Oppenheimer Large Cap Growth Fund       Oppenheimer World Bond Fund
                                        Limited-Term New York Municipal Fund
and the following money market funds:   Rochester Fund Municipals

    Centennial America Fund, L. P.          Centennial  New York  Tax  Exempt
                                      Trust
    Centennial  California  Tax  Exempt     Centennial Tax Exempt Trust
Trust
    Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.
      There is an initial sales charge on the purchase of Class A shares of each
of  the  Oppenheimer  funds  except  the  money  market  funds.   Under  certain
circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
          (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
          (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
          (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
          (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

10 No concession will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In the event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

     |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

      (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

     (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) at the last sale price available to the pricing service approved by the Board of Trustees, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

          When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

                            How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs:

          (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
         (2)for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
         (3)authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
         (4)specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
          (5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
         (6)acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.


      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

(1)   state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

          By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

            How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.
o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
         Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any Class M Shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.
      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

          In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

                            Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund has no fixed dividend rate. There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

          Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the
    amount  of  income  or  capital   gains   available  for   distribution   to
    shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

                            Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.
Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL BOND
FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer International Bond Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and September 30, 1998, and the financial highlights for the period June 15, 1995, to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP


Denver, Colorado
October 21, 1999


                                                       FINANCIALS


                     13 OPPENHEIMER INTERNATIONAL BOND FUND

-------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  SEPTEMBER 30, 1999
-------------------------------------------------------------------------------


FACE        MARKET VALUE

AMOUNT(1)        SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--1.0%
 Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK] (Cost
$2,624,089)                          18,690,000         $ 2,599,924
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--0.7%
 Federal National Mortgage Assn. Sr. Unsub. Medium-Term Nts.,
 6.50%, 7/10/02
[AUD]
1,310,000             864,779

-------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Sr. Unsub. Nts., 6.375%, 8/15/07
[AUD]               1,365,000             867,944

-----------
 Total U.S. Government Obligations (Cost
$1,667,637)                                                      1,732,723

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--58.7%
-------------------------------------------------------------------------------------------------------------------
 ARGENTINA--5.5%
 Argentina (Republic of) Bonds, Bonos de Consolidacion de
 Deudas, Series I, 2.828%, 4/1/07(2)
[ARP]                                            5,096,437           3,390,992
-------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Global Unsec. Unsub. Bonds,
 Series BGL5, 11.375%,
1/30/17                                                        2,450,000
2,309,125
-------------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Nts., Series REGS, 11.75%, 2/12/07
[ARP]                     7,425,000           6,349,645
-------------------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Series PBA1, 2.828%, 4/1/07(2)
[ARP]               2,681,784           1,667,202

-----------

13,716,964


-------------------------------------------------------------------------------------------------------------------
 BRAZIL--5.7%
 Brazil (Federal Republic of) Bonds, 11.625%,
4/15/04                                   520,000             486,226
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Capitalization Bonds, 20 yr., 8%,
4/15/14               8,797,260           5,509,285
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds, 5.938%,
4/15/12(2)               8,342,000           5,026,055
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Interest Due & Unpaid Bonds, 6.50%,
1/1/01(2)           2,127,654           2,063,824
-------------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec. Bonds, 9.375%,
4/7/08                            1,530,000           1,204,875

-----------

14,290,265


-------------------------------------------------------------------------------------------------------------------
 BULGARIA--1.8%
 Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
 Tranche A, 2.75%,
7/28/12(3)
7,255,000           4,570,650
-------------------------------------------------------------------------------------------------------------------
 CANADA--1.5%
 Canada (Government of) Bonds, Series J24, 10.25%,
2/1/04                             4,650,000           3,714,652
-------------------------------------------------------------------------------------------------------------------
 COLOMBIA--0.4%
 Colombia (Republic of) Nts., 7.25%,
2/23/04                                            665,000             536,315
-------------------------------------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Bonds, 10.875%,
3/9/04                                   560,000             552,168

-----------

1,088,483


-------------------------------------------------------------------------------------------------------------------
 ECUADOR--0.1%
 Ecuador (Republic of) Debs.,
2/27/15(4)                                                110,613
18,528
-------------------------------------------------------------------------------------------------------------------
 Ecuador (Republic of) Past Due Interest Bonds,
2/27/15(4)                              948,945             158,948

-----------

177,476


                     14 OPPENHEIMER INTERNATIONAL BOND FUND

FACE        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 GERMANY--3.6%
 Germany (Republic of) Bonds:
 6.25%, 4/26/06
[EUR]
952,484          $1,090,476
 6.75%, 5/13/04
[DEM]
510,000             591,490
 Series 98, 5.25%, 1/4/08
[DEM]                                                       4,645,000
4,982,048
 Zero Coupon, 5.66%,
7/4/27(5)[EUR]
5,000,000             989,385
-------------------------------------------------------------------------------------------------------------------
 Germany (Republic of) Stripped Bonds, Series JA24,
 Zero Coupon, 5.54%,
1/4/24(5)[EUR]
5,865,000           1,472,157

-----------

9,125,556


-------------------------------------------------------------------------------------------------------------------
 GREAT BRITAIN--1.7%
 United Kingdom Treasury Bonds, 10%, 9/8/03
[GBP]                                     2,285,000           4,233,562
-------------------------------------------------------------------------------------------------------------------
 INDONESIA--0.4%
 Bank Negara Indonesia Unsec. Nts., 6.405%,
10/25/01(2)                               1,000,000             765,000
-------------------------------------------------------------------------------------------------------------------
 Perusahaan Listr, 17% Nts., 8/21/01(6) [IDR]
2,000,000,000             125,673
-------------------------------------------------------------------------------------------------------------------
 PT Hutama Karya Promissory Nts., Zero Coupon, 4/9/99(4,6) [IDR]
5,000,000,000             164,572

-----------

1,055,245

-------------------------------------------------------------------------------------------------------------------
 ITALY--3.4%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 9.50%, 2/1/06
[EUR]
5,330,000           7,040,501
 10.50%, 9/1/05
[EUR]
1,044,254           1,427,309

-----------

8,467,810


-------------------------------------------------------------------------------------------------------------------
 IVORY COAST--1.8%
 Ivory Coast (Government of) Front Loaded Interest Reduction Bonds:
 2%, 3/29/18(3)
[FRF]
21,325,000             701,114
 2%,
3/29/18(3)
6,915,000           1,417,575

-----------
 Ivory Coast (Government of) Past Due Interest Bonds, Series F,
 1.90%, 3/29/18(3)
[FRF]
55,748,000           2,353,298

-----------

4,471,987


-------------------------------------------------------------------------------------------------------------------
 JAPAN--2.3%
 Japan (Government of) Bonds, Series 141, 6.50%, 6/20/01 [JPY]
545,000,000           5,658,336
-------------------------------------------------------------------------------------------------------------------
 JORDAN--2.0%
 Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%,
12/23/23(3)                    890,000             539,563
-------------------------------------------------------------------------------------------------------------------
 Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%,
12/23/23(2)                       6,815,000           4,463,825

-----------

5,003,388



                     15 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

FACE        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 MEXICO--3.7%
 Mexican Williams Sr. Nts., 5.83%, 11/15/08(2,8)
$   500,000         $   442,500
-------------------------------------------------------------------------------------------------------------------
 Petroleos Mexicanos Debs., 14.50%, 3/31/06(6)
[GBP]                                  1,280,000           2,382,076
-------------------------------------------------------------------------------------------------------------------
 United Mexican States Bonds, 11.375%,
9/15/16                                        6,000,000           6,345,000

-----------

9,169,576

-------------------------------------------------------------------------------------------------------------------
 MOROCCO--0.0%
 Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
 2.018%, 1/1/09(2)
[JPY]
18,095,235             126,299
-------------------------------------------------------------------------------------------------------------------
 NEW ZEALAND--0.7%
 New Zealand (Government of) Bonds, 7%, 7/15/09
[NZD]                                 3,265,000           1,692,902
-------------------------------------------------------------------------------------------------------------------
 NIGERIA--1.0%
 Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%,
1/5/10             4,092,394           2,401,151
-------------------------------------------------------------------------------------------------------------------
 NORWAY--4.0%
 Norway (Government of) Bonds, 9.50%, 10/31/02
[NOK]                                 69,930,000           9,926,858
-------------------------------------------------------------------------------------------------------------------
 PANAMA--0.7%
 Panama (Republic of) Interest Reduction Bonds, 4.25%,
7/17/14(2)                       625,000             453,125
-------------------------------------------------------------------------------------------------------------------
 Panama (Republic of) Past Due Interest Debs., 5.819%,
7/17/16(2)                     1,824,725           1,309,241

-----------

1,762,366

-------------------------------------------------------------------------------------------------------------------
 PERU--1.9%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%,
2/28/16(5)                         11,209,525           4,794,314
-------------------------------------------------------------------------------------------------------------------
 POLAND--0.4%
 Poland (Republic of) Bonds, 12%, 6/12/01
[PLZ]                                       4,800,000           1,137,181
-------------------------------------------------------------------------------------------------------------------
 RUSSIA--1.7%
 Russia (Government of) Principal Loan Debs., Series 24 yr.,
12/15/20(4)             17,760,000           1,653,900
-------------------------------------------------------------------------------------------------------------------
 Russia (Government of)  Sr. Unsec. Unsub. Nts., 11.75%,
6/10/03                        720,000             379,080
-------------------------------------------------------------------------------------------------------------------
 Russia (Government of) Unsec. Bonds, 11%,
7/24/18                                    2,565,000           1,083,713
-------------------------------------------------------------------------------------------------------------------
 Russian Federation Unsec. Unsub. Nts.:
 8.75%,
7/24/05
1,775,000             736,625
 12.75%,
6/24/28
720,000             340,416

-----------

4,193,734


                     16 OPPENHEIMER INTERNATIONAL BOND FUND


FACE        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 SLOVAKIA--1.0%
 Slovenska Sporitelna AS Bank Sub. Nts., 6.61%, 12/20/06(2)
$     1,800,000    $      1,350,000
-------------------------------------------------------------------------------------------------------------------
 Vseobenona Uverova Banka Unsec. Sub. Nts., 7.011%,
12/28/06(2)                       1,640,000           1,164,400

-----------

2,514,400

-------------------------------------------------------------------------------------------------------------------
 SOUTH AFRICA--2.2%
 South Africa (Republic of) Bonds:
 Series 153, 13%, 8/31/10
[ZAR]                                                      28,724,000
4,277,147
 Series 175, 9%, 10/15/02
[ZAR]                                                       8,100,000
1,199,214

-----------

5,476,361

-------------------------------------------------------------------------------------------------------------------
 SPAIN--1.8%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
 8.80%, 4/30/06
[EUR]
1,700,000           2,187,989
 10%, 2/28/05
[EUR]
1,760,000           2,325,802

-----------

4,513,791

-------------------------------------------------------------------------------------------------------------------
 THE NETHERLANDS--2.4%
 The Netherlands (Government of) Bonds:
 6%, 1/15/06
[EUR]
1,070,000           1,206,214
 7.75%, 3/1/05
[EUR]
3,950,000           4,797,798

-----------

6,004,012

-------------------------------------------------------------------------------------------------------------------
 TURKEY--2.6%
 Turkey (Republic of) Treasury Bills, Zero Coupon,
 78.57%, 8/23/00(5) [TRL]
5,610,000,000,000           6,625,225
-------------------------------------------------------------------------------------------------------------------
 VENEZUELA--3.6%
 Venezuela (Republic of) Disc. Bonds, Series DL,
 6.312%,
12/18/07(2)
9,452,804           7,337,739
-------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
 Series A, 6.875%,
3/31/07(2)
892,857             676,339
-------------------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Unsec. Bonds, 9.25%,
9/15/27                                 1,350,000             891,000

-----------

8,905,078

-------------------------------------------------------------------------------------------------------------------
 VIETNAM--0.8%
 Vietnam (Government of) Bonds, 3%,
3/12/28(2)                                        7,095,000           1,995,469

-----------
 Total Foreign Government Obligations (Cost
$155,782,210)                                               146,813,091


                     17 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

FACE        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--6.6%

 Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
 Tranche 1, 1.063%, 9/4/06(2)
[JPY]                                                  56,945,454         $
248,705
 Tranche 1, 6.812%,
9/4/06(2,6)
6,854,363           5,106,501
 Tranche A, 2.175%, 3/4/00(2)
[JPY]                                                   9,490,909
86,468
 Tranche A, 7.50%,
3/4/00(2,6)
179,424             176,060
-------------------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Unrestructured Nts.,
 6.615%, 1/22/01(6) [JPY]
286,100,000           2,586,374
-------------------------------------------------------------------------------------------------------------------
 Jamaica (Government of) 1990 Refinancing
 Agreement Nts., Tranche A, 6.125%,
10/16/00(2,6)                                        49,999              47,625
-------------------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation
 Agreement, Tranche B, 5.906%,
1/1/09(2,6)                                            1,674,000           1,514,970
-------------------------------------------------------------------------------------------------------------------
 Panama Working Capital Loan Sinking Fund Nts.,
 5.597%,
1/13/00(2,6)
250,000             228,750
-------------------------------------------------------------------------------------------------------------------
 PT Bank Negara Indonesia Gtd. Nts.:
 Series 3 yr., 9.156%,
8/25/01(2,6)                                                   1,670,000
1,411,150
 Series 4 yr., 9.406%,
8/25/02(2,6)
890,000             725,350
-------------------------------------------------------------------------------------------------------------------
 PT Lippo Bank Nts.:
 8.906%,
8/25/00(2,6)
1,050,000             934,500
 9.156%,
8/25/01(2,6)
1,575,000           1,330,875
 9.406%,
8/25/02(2,6)
350,000             285,250
-------------------------------------------------------------------------------------------------------------------
 Trinidad & Tobago Loan Participation Agreement:
 Tranche A, 1.148%, 9/30/00(2,6)
[JPY]                                               46,763,636             399,689
 Tranche B, 1.148%, 9/30/00(2,6) [JPY]
155,863,426           1,332,166

-----------
 Total Loan Participations (Cost
$14,825,954)                                                            16,414,433


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--12.3%
-------------------------------------------------------------------------------------------------------------------
 CHEMICALS--1.3%
 Reliance Industries Ltd.:
 10.25% Unsec. Debs., Series B,
1/15/2097                                             3,900,000           3,126,412
 10.25% Unsec. Nts., Series B,
1/15/20977                                               250,000             200,411

-----------

3,326,823


-------------------------------------------------------------------------------------------------------------------
 CONSUMER DURABLES--0.0%
 TAG Heuer International SA, 12% Sr. Sub. Nts.,
12/15/05(6,8)                            70,000              77,987
-------------------------------------------------------------------------------------------------------------------
 ENERGY--0.5%
 Empresa Electrica del Norte Grande SA, 7.75%
 Bonds,
3/15/06(6,8)
2,310,000           1,229,992
-------------------------------------------------------------------------------------------------------------------
 FINANCIAL--6.8%
 Aktiebolaget Spintab, 5.50% Bonds, Series 169, 9/17/03
[SEK]                        13,800,000           1,655,083
-------------------------------------------------------------------------------------------------------------------
 Allgemeine Hypotheken Bank AG, 5% Sec. Nts.,
 Series 501, 9/2/09
[EUR]
1,400,000           1,425,023
-------------------------------------------------------------------------------------------------------------------
 Bakrie Investindo:
 Zero Coupon Promissory Nts., 3/16/99(4,6) [IDR]
5,990,000,000            107,540
 Zero Coupon Promissory Nts., 7/10/1998(4,6) [IDR]
2,000,000,000             35,907


                     18 OPPENHEIMER INTERNATIONAL BOND FUND

FACE        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
 FINANCIAL CONTINUED
 Bayerische Vereinsbank AG, 5% Sec. Nts.,
 Series 661, 7/28/04
[DEM]                                                            4,990,208
$ 5,365,592
-------------------------------------------------------------------------------------------------------------------
 Dresdner Funding Trust II, 5.79% Sub. Nts.,
 6/30/11(6,8)
[EUR]
2,670,000           2,622,037
-------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 6.875% Sr. Unsec. Nts., 6/7/02
[GBP]                                                 2,370,000           3,917,790
-------------------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50%
 Gtd. Nts.,
3/29/04(4,6)
365,000              12,775
-------------------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa:
 11% Nts.,
6/18/03(4,6)
500,000              65,000
 11% Nts.,
7/2/03(4,6)
1,000,000             130,000
 20% Nts., 3/6/00(4) [IDR]
3,000,000,000              46,679
 24% Nts., 6/16/03(4) [IDR]
2,000,000,000              31,119
 24% Nts., 6/19/03(4) [IDR]
4,107,500,000              63,911
-------------------------------------------------------------------------------------------------------------------
 SanLuis Corp., SA de CV, 8.875% Sr. Unsec.
Nts.,

3/18/08
1,770,000           1,500,075

-----------

16,978,531

-------------------------------------------------------------------------------------------------------------------
 HOUSING--0.5%
 Internacional de Ceramica SA, 9.75% Unsec
 Unsub. Nts.,
8/1/02(7,9,10)
700,000             563,500
-------------------------------------------------------------------------------------------------------------------
 Internacional de Ceramica SA, 9.75% Unsec
 Unsub. Nts.,
8/1/02
750,000             603,750

-----------

1,167,250

-------------------------------------------------------------------------------------------------------------------
 MANUFACTURING--0.0%
 Mechala Group Jamaica Ltd., 12% Bonds,

2/15/02(4,6,8)
250,000              93,125
-------------------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--2.9%
 Netia Holdings BV, 0%/11% Sr. Disc. Nts.,
 11/1/07(11)
[DEM]
1,300,000             440,657
-------------------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.50% Sr. Nts.,
 6/15/09(7)
[EUR]
2,650,000           2,804,611
-------------------------------------------------------------------------------------------------------------------
 NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series B,
 4/1/08
[GBP]
580,000             940,874
-------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/9.875% Sr. Nts.,
 4/15/09(7,11)
[GBP]
3,110,000           3,073,115

-----------

7,259,257

-------------------------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.3%
 General Motors Acceptance Corp., 6.875% Nts., Series EC,
 9/9/04
[GBP]
430,000             696,447

-----------
 Total Corporate Bonds and Notes (Cost
$35,178,491)                                                      30,829,412


                     19 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

FACE        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS--12.5%

 Citibank (New York) Mexican Linked Nts.:
 27.40%, 9/20/01
$     2,775,000    $      2,769,450
 28.60%,
9/13/01
2,570,000           2,564,860
-------------------------------------------------------------------------------------------------------------------
 Deutsche Bank AG:
 Indonesian Rupiah Linked Nts., 13.86%,
8/3/00                                        2,220,000           1,777,110
 Indonesian Rupiah Linked Nts., 13.667%,
6/30/00                                      2,665,000           2,097,355
 New York, Philippine Peso/Japanese Yen Linked Nts.,
 10.55%,
5/12/00
2,600,000           2,097,420
 Russian OFZ Linked Nts.:
 25%, 2/6/02(2)
[RUR]
625,200               2,029
 25%, 5/22/02(2)
[RUR]
625,200               1,920
 25%, 6/5/02(2)
[RUR]
625,200               1,930
 25%, 9/18/02(2)
[RUR]
625,200               1,823
 25%, 10/9/02(2)
[RUR]
625,200               1,779
 25%, 1/22/03(2)
[RUR]
625,200               1,670
 25%, 2/5/03(2)
[RUR]
625,200               1,685
 25%, 5/21/03(2)
[RUR]
625,200               1,630
 25%, 6/4/03(2)
[RUR]
625,200               1,623
 25%, 9/17/03(2)
[RUR]
625,200               1,598
 25%, 10/8/03(2)
[RUR]
625,200               1,563
 25%, 1/21/04(2)
[RUR]
625,200               1,494
-------------------------------------------------------------------------------------------------------------------
 Deutsche Morgan Grenfell, Russian OFZ Linked Nts.,
 Zero Coupon, 187.65%, 12/15/01(5)
[RUR]                                              2,143,000               3,864
-------------------------------------------------------------------------------------------------------------------
 Hong Kong & Shanghai Banking Corp. Linked Receipt Nts.,
 Linked to the Korean Exchange Bank Floating Nts.
 due 12/23/99, Zero Coupon, 13.32%,
12/28/99(5)                                       2,900,000           2,831,125
-------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc. Russian OFZ Linked Nts.:
 Series L, 25%, 2/6/02(2)
[RUR]                                                         566,080
10,812
 Series L, 25%, 5/22/02(2)
[RUR]                                                        566,080
10,229
 Series L, 25%, 6/5/02(2)
[RUR]                                                         566,080
10,274
 Series L, 25%, 9/18/02(2)
[RUR]                                                        566,080
9,713
 Series L, 25%, 10/9/02(2)
[RUR]                                                        566,080
9,473
 Series L, 25%, 1/22/03(2)
[RUR]                                                        566,080
8,888
 Series L, 25%, 2/5/03(2)
[RUR]                                                         566,080
8,973
 Series L, 25%, 5/21/03(2)
[RUR]                                                        566,080
8,681
 Series L, 25%, 6/4/03(2)
[RUR]                                                         566,080
8,636
 Series L, 25%, 9/17/03(2)
[RUR]                                                        566,080
8,513
 Series L, 25%, 10/8/03(2)
[RUR]                                                        566,080
8,210
 Series L, 25%, 1/21/04(2)
[RUR]                                                        566,080
7,986
 Series L, Zero Coupon, 53.77%, 12/15/01(5)
[RUR]                                     1,940,000              20,588
-------------------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co. Inc. Turkey Treasury Bond Linked Nts.:
 81%, 1/9/01(2) [TRL]
1,926,700,000,000     4,455,825
 85.25%, 1/7/01(2) [TRL]
1,110,000,000,000     2,567,066
 87.165%, 1/7/01(2) [TRL]
541,348,794,013       1,237,731


                     20 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

FACE        MARKET VALUE

AMOUNT(1)       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS CONTINUED Standard Chartered Bank:
 Argentine Peso Linked Nts., 13.512%, 3/10/00
$ 2,612,000         $ 2,632,635
 Argentine Peso Linked Nts., 16.10%,
3/3/00                                           1,300,000           1,312,740
 Indian Rupee/Japanese Yen Linked Nts.,
 Zero Coupon, 12.73%,
8/17/01(5)                                                      3,525,000
2,586,998
 Indonesian Rupiah Linked Nts., 18.19%,
8/18/00                                       1,300,000           1,251,250
 Philippine Peso/Japanese Yen Linked Nts.,
 16.04%,
5/10/00
1,300,000             974,350

-----------
 Total Structured Instruments (Cost
$34,690,328)                                                         31,311,499

                                                         DATE
STRIKE       CONTRACTS
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 OPTIONS PURCHASED--0.0%
 European Monetary Unit Call Opt.                     10/4/99         EUR
1.078      26,840,000              66,832
-------------------------------------------------------------------------------------------------------------------
 Hong Kong Dollar Put Opt.                            1/11/00         HKD
7.894      22,497,900               2,025
-------------------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.                               10/6/99       JPY 100.000
259,000,000                  --
-------------------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.                              10/27/99       JPY 106.600
128,000,000              25,728
-------------------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.                              10/20/99       JPY 108.500
533,000,000              15,457
-------------------------------------------------------------------------------------------------------------------
 Mexican Peso Put Opt.6                               10/8/99        MXN
11.000      29,810,000               2,981

-----------
 Total Options Purchased (Cost
$778,039)                                                                    113,023

FACE

AMOUNT(1)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--3.8%
 Repurchase agreement with PaineWebber, Inc., 5.29%,
 dated 9/30/99, to be repurchased at $9,401,381 on 10/1/99,
 collateralized by U.S. Treasury Bills, 12/23/99--7/20/00, with a value of $8,629,184, U. S. Treasury Nts., 7.875%, 11/15/04, with a value of $964,883 (Cost $9,400,000)
$ 9,400,000           9,400,000
-------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST
$254,946,748)                                           95.6%        239,214,105
-------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF
LIABILITIES                                                            4.4
11,110,186

-----------         -----------
 NET
ASSETS
100.0%       $250,324,291

-----------         -----------

-----------         -----------


                     21 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------


















FOOTNOTES TO STATEMENT OF INVESTMENTS


1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARP     Argentine Peso                IDR Indonesian Rupiah
AUD     Australian Dollar             JPY Japanese Yen
CAD     Canadian Dollar               MXN Mexican Nuevo Peso
DEM     German Mark                   NOK Norwegian Krone
DKK     Danish Krone                  NZD New Zealand Dollar
EUR     Euro                          PLZ Polish Zloty
FRF     French Franc                  RUR Russian Ruble
GBP     British Pound Sterling        SEK Swedish Krona
HKD     Hong Kong Dollar              TRL Turkish Lira
2. Represents the current interest rate for a variable rate security.
3. Represents the current interest rate for an increasing rate security.
4. Non-income-producing--issuer is in default.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
7.  Represents   securities  sold  under  Rule  144A,   which  are  exempt  from
registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,641,637 or 2.65% of the Fund's net assets as of September 30, 1999.
8. Securities with an aggregate market value of $479,250 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
9. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                        FACE CONTRACTS        EXPIRATION
EXERCISE          PREMIUM       MARKET VALUE
                                        SUBJECT TO PUT              DATE
PRICE         RECEIVED         SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------
 Mexican Nuevo Peso Put Option             29,810,000            10/8/99     MXN
11.00       $  66,937            $    --
 Polish Zloty Put Option                   22,273,537            11/4/99      PLZ
4.18         121,790             54,080

----------------------------

$188,727            $54,080

----------------------------

----------------------------

10. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.


                     22 OPPENHEIMER INTERNATIONAL BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS CONTINUED

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION                             MARKET VALUE        PERCENT
----------------------------------------------------------------------------------------
 Germany                                                $ 18,538,210
7.7%
 Argentina                                                17,662,338
7.4
 Mexico                                                   17,171,211
7.2
 United States                                            15,068,133
6.3
 Turkey                                                   14,885,847
6.2
 Brazil                                                   14,290,265
6.0
 Indonesia                                                11,361,016
4.7
 Norway                                                    9,926,858
4.1
 Venezuela                                                 8,905,079
3.7
 Italy                                                     8,467,809
3.5
 Algeria                                                   8,204,107
3.4
 Great Britain                                             7,306,678
3.1
 The Netherlands                                           6,004,012
2.5
 India                                                     5,913,820
2.5
 Japan                                                     5,658,336
2.4
 South Africa                                              5,476,361
2.3
 Jordan                                                    5,003,388
2.1
 Peru                                                      4,794,314
2.0
 Bulgaria                                                  4,570,650
1.9
 Spain                                                     4,513,792
1.9
 Ivory Coast                                               4,471,986
1.9
 Poland                                                    4,382,450
1.8
 Russia                                                    4,349,319
1.8
 Canada                                                    3,714,652
1.6
 Philippines                                               3,071,770
1.3
 Korea, Republic of (South)                                2,831,125
1.2
 Denmark                                                   2,599,924
1.1
 Slovakia                                                  2,514,400
1.1
 Nigeria                                                   2,401,151
1.0
 Vietnam                                                   1,995,469
0.8
 Panama                                                    1,991,116
0.8
 Australia                                                 1,732,723
0.7
 Trinidad & Tobago                                         1,731,855
0.7
 New Zealand                                               1,692,902
0.7
 Sweden                                                    1,655,083
0.7
 Morocco                                                   1,641,269
0.7
 Chile                                                     1,229,992
0.5
 Colombia                                                  1,088,482
0.5
 Ecuador                                                     177,476
0.1
 Jamaica                                                     140,750
0.1
 Switzerland                                                  77,987
0.0

--------------------------------
 Total                                                  $239,214,105
100.0%

--------------------------------

--------------------------------


 See accompanying Notes to Financial Statements.


                     23 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 ASSETS
 Investments, at value (cost $254,946,748)--see accompanying statement
$ 239,214,105
----------------------------------------------------------------------------------------------------

Cash
195,474
----------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency exchange contracts--Note
5                 1,271,564
----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and principal
paydowns                                                        6,194,641
 Investments
sold                                                                       5,428,257
 Shares of beneficial interest
sold                                                     1,718,895
 Daily variation on futures contracts--Note
6                                              99,997

Other
302,339

---------------
 Total
assets
254,425,272

----------------------------------------------------------------------------------------------------
 LIABILITIES
 Unrealized depreciation on foreign currency exchange contracts--Note
5                   139,602
----------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $188,727)--
 see accompanying statement--Note
7                                                        54,080
----------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments
purchased                                                                  1,717,292

Dividends
1,289,101
 Shares of beneficial interest
redeemed                                                   564,799
 Distribution and service plan
fees                                                       148,440
 Closed foreign currency exchange
contracts                                                75,197
 Transfer and shareholder servicing agent
fees                                             37,037
 Daily variation on futures contracts--Note
6                                              10,507

Other
64,926

---------------
 Total
liabilities
4,100,981

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 NET
ASSETS
$250,324,291

---------------

---------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Paid-in
capital
$317,506,115
----------------------------------------------------------------------------------------------------
 Undistributed net investment
income                                                      744,959
----------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions       (53,337,044)
----------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                        (14,589,739)

---------------
 Net
assets
$250,324,291

---------------

---------------


                     24 OPPENHEIMER INTERNATIONAL BOND FUND

-------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net  asset  value and  redemption  price  per  share  (based  on net  assets of
 $102,236,116 and 24,151,631 shares of beneficial interest
outstanding)              $4.23
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering
price)                                                         $4.44
-------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $118,632,046 and 28,102,977 shares of beneficial interest
outstanding)                           $4.22
-------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering  price per share (based on net assets of $29,456,129 and 6,980,102 shares of beneficial interest
outstanding)             $4.22


 See accompanying Notes to Financial Statements.


                     25 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest (net of foreign withholding taxes of $89,821)
$  37,345,712
----------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of
$1,627)                                     9,222

---------------
 Total
income
37,354,934


----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

EXPENSES
 Management fees--Note
4                                                                 1,886,864
----------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class
A
248,547
 Class
B
1,228,808
 Class
C
289,134
----------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note
4                                    414,642
----------------------------------------------------------------------------------------------------
 Shareholder
reports                                                                      127,249
----------------------------------------------------------------------------------------------------
 Custodian fees and
expenses                                                               68,597
----------------------------------------------------------------------------------------------------
 Legal, auditing and other professional
fees                                               18,327
----------------------------------------------------------------------------------------------------
 Trustees'
compensation
2,423
----------------------------------------------------------------------------------------------------

Other
78,633

---------------
 Total
expenses
4,363,224

 Less expenses paid indirectly--Note
1                                                    (40,358)

---------------
 Net
expenses
4,322,866

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 NET INVESTMENT
INCOME                                                                 33,032,068

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:

Investments
(12,342,461)
 Closing of futures
contracts                                                          (1,258,647)
 Closing and expiration of option contracts written--Note
7                             1,080,328
 Foreign currency
transactions                                                        (13,602,130)

---------------
 Net realized
loss                                                                    (26,122,910)

----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:

Investments
15,641,368
 Translation of assets and liabilities denominated in foreign
currencies                1,895,302

---------------
 Net
change
17,536,670

---------------
 Net realized and unrealized
loss                                                      (8,586,240)

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                 $24,445,828

---------------

---------------


 See accompanying Notes to Financial Statements.

                     26 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED SEPTEMBER 30,
1999                 1998
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                                      $
33,032,068         $ 28,345,575
----------------------------------------------------------------------------------------------------------------
 Net realized loss
(26,122,910)         (32,072,921)
----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation
17,536,670          (33,393,415)

--------------------------------------
 Net increase (decrease) in net assets resulting from operations
24,445,828          (37,120,761)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS  Dividends from net investment income:
 Class A
(12,490,131)         (11,278,509)
 Class B
(14,069,900)         (12,501,126)
 Class C
(3,315,800)          (2,851,020)
----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class
A
--             (464,690)
 Class
B
--             (544,637)
 Class
C
--             (123,007)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 BENEFICIAL  INTEREST  TRANSACTIONS  Net increase in net assets  resulting  from beneficial interest transactions--Note 2:
 Class A
7,013,720            8,857,621
 Class B
1,272,305           28,481,664
 Class C
2,430,203            6,178,227

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase (decrease)
5,286,225          (21,366,238)
----------------------------------------------------------------------------------------------------------------
 Beginning of period
245,038,066          266,404,304

--------------------------------------
 End of period (including undistributed net investment
 income of $744,959 and $1,061,401, respectively)
$250,324,291         $245,038,066

--------------------------------------

--------------------------------------





 See accompanying Notes to Financial Statements.

                     27 OPPENHEIMER INTERNATIONAL BOND FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

 CLASS A        YEAR ENDED SEPTEMBER 30,                    1999
1998          1997            1996      1995(1)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.32
$5.51         $5.49           $5.10     $5.00
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .58
 .56           .52             .52       .15
 Net realized and unrealized gain (loss)                    (.14)
(1.20)          .08             .40       .10

----------------------------------------------------------------
 Total income (loss)
from
 investment operations                                       .44
(.64)          .60             .92       .25
---------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to
shareholders:
 Dividends from net investment income                       (.53)
(.53)         (.53)           (.53)     (.15)
 Distributions from net realized gain                         --
(.02)         (.05)             --        --

----------------------------------------------------------------
 Total dividends and
distributions
 to shareholders                                            (.53)
(.55)         (.58)           (.53)     (.15)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.23
$4.32         $5.51           $5.49     $5.10

----------------------------------------------------------------

----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                       10.58%
(12.50)%       11.33%          18.82%     5.13%

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)               $102,236     $  97,404
$114,847         $52,128    $3,984
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $101,948      $108,264
$  89,112         $19,817    $2,566
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     13.47%
11.09%         9.24%           9.60%     9.94%
 Expenses, before voluntary assumption
 and indirect expenses                                      1.26%
1.24%(4)      1.28%(4)        1.59%(4)  1.59%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      1.25%
N/A           N/A            1.49%     0.41%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%
446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.


 See accompanying Notes to Financial Statements


                     28 OPPENHEIMER INTERNATIONAL BOND FUND

 CLASS B        YEAR ENDED SEPTEMBER 30,                    1999
1998          1997            1996      1995(1)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.31
$5.50         $5.48           $5.10     $5.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .55
 .52           .48             .48       .14
 Net realized and unrealized gain (loss)                    (.14)
(1.20)          .07             .39       .10

----------------------------------------------------------------
 Total income (loss) from
 investment operations                                       .41
(.68)          .55             .87       .24
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                       (.50)
(.49)         (.48)           (.49)     (.14)
 Distributions from net realized gain                         --
(.02)         (.05)             --        --

----------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                            (.50)
(.51)         (.53)           (.49)     (.14)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.22
$4.31         $5.50           $5.48     $5.10

----------------------------------------------------------------

----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                        9.79%
(13.16)%       10.52%          17.71%     4.92%

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)               $118,632      $119,998
$122,874         $45,207    $3,238
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $122,878      $128,789
$  87,557         $17,891    $1,125
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     12.70%
10.33%         8.57%           8.81%     9.20%
 Expenses, before voluntary assumption
 and indirect expenses                                      2.02%
2.00%(4)      2.04%(4)        2.36%(4)  2.21%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      2.01%
N/A           N/A            2.26%     0.89%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%
446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.

See accompanying Notes to Financial Statements

                     29 OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

 CLASS C        YEAR ENDED SEPTEMBER 30,                    1999
1998          1997            1996      1995(1)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $4.31
$5.50         $5.48           $5.09     $5.00
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                       .55
 .52           .48             .48       .14
 Net realized and unrealized gain (loss)                    (.14)
(1.20)          .07             .39       .09

----------------------------------------------------------------
 Total income (loss)
from
 investment operations                                       .41
(.68)          .55             .87       .23
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and distributions to
shareholders:
 Dividends from net investment income                       (.50)
(.49)         (.48)           (.48)     (.14)
 Distributions from net realized gain                         --
(.02)         (.05)             --        --

----------------------------------------------------------------
 Total dividends and
distributions
 to shareholders                                            (.50)
(.51)         (.53)           (.48)     (.14)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $4.22
$4.31         $5.50           $5.48     $5.09

----------------------------------------------------------------

----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                        9.80%
(13.16)%       10.52%          17.92%     4.73%

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                $29,456
$27,636       $28,684         $10,282      $201
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $28,918
$29,336       $19,883        $  4,039     $  97
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     12.76%
10.33%         8.62%           8.76%     9.36%
 Expenses, before voluntary assumption
 and indirect expenses                                      2.02%
2.00%(4)      2.04%(4)        2.36%(4)  2.26%(4)
 Expenses, net of voluntary assumption
 and indirect expenses                                      2.01%
N/A           N/A            2.25%     0.85%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                  285%
446%          280%            273%      122%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $628,527,274 and $544,904,486, respectively.

See accompanying Notes to Financial Statements


                     30 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 1999, the market value of these securities comprised 12.50% of the Fund's net assets and resulted in realized and unrealized losses of $4,894,003. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


                     31 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 1999, securities with an aggregate market value of $2,581,104, representing 1.03% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of September 30, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $27,469,000, which expires between 2006 and 2007.


                     32 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $3,472,679. Accumulated net realized loss on investments was decreased by the same amount.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     33 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          YEAR ENDED SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30,
1998
                              SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                        11,247,933   $ 48,852,991     11,871,238  $  60,193,894
Dividends and/or
distributions reinvested     1,806,309      7,837,034      1,567,641      7,767,951
Redeemed                   (11,446,723)   (49,676,305)   (11,744,939)   (59,104,224)

-----------------------------------------------------------
Net increase                 1,607,519   $  7,013,720      1,693,940  $   8,857,621

-----------------------------------------------------------

-----------------------------------------------------------


--------------------------------------------------------------------------------------
CLASS B
Sold                         7,369,029   $ 32,003,600     12,461,105  $  62,756,778
Dividends and/or
distributions reinvested     1,549,542      6,704,118      1,334,005      6,596,728
Redeemed                    (8,655,920)   (37,435,413)    (8,302,252)   (40,871,842)

-----------------------------------------------------------
Net increase                   262,651   $  1,272,305      5,492,858  $  28,481,664

-----------------------------------------------------------

-----------------------------------------------------------


--------------------------------------------------------------------------------------
CLASS C
Sold                         2,727,759   $ 11,829,225      3,210,030  $  16,168,643
Dividends and/or
distributions reinvested       450,539      1,948,375        387,861      1,917,981
Redeemed                    (2,613,007)   (11,347,397)    (2,401,923)   (11,908,397)

-----------------------------------------------------------
Net increase                   565,291   $  2,430,203      1,195,968  $   6,178,227

-----------------------------------------------------------

-----------------------------------------------------------

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of September 30, 1999, net unrealized depreciation on securities and options written of $15,597,996 was composed of gross appreciation of $5,185,272, and gross depreciation of $20,783,268.


                     34 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 1999 was 0.74% of average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE         CLASS A     COMMISSIONS
COMMISSIONS        COMMISSIONS
                       FRONT-END       FRONT-END      ON CLASS A         ON CLASS
B         ON CLASS C
                   SALES CHARGES   SALES CHARGES          SHARES
SHARES             SHARES
                      ON CLASS A     RETAINED BY     ADVANCED BY        ADVANCED
BY        ADVANCED BY
YEAR ENDED                SHARES     DISTRIBUTOR     DISTRIBUTOR(1)
DISTRIBUTOR(1)     DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
September 30, 1999      $427,421        $118,394         $41,586
$887,632            $83,883

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                       CLASS A                     CLASS
B                     CLASS C
                           CONTINGENT DEFERRED         CONTINGENT DEFERRED
CONTINGENT DEFERRED
                                 SALES CHARGES               SALES
CHARGES               SALES CHARGES
YEAR ENDED             RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR
RETAINED BY DISTRIBUTOR
------------------------------------------------------------------------------------------------------
September 30, 1999                         $--
$435,700                      $8,730

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                     35 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $248,547, all of which was paid by the Distributor to recipients. That included $15,717 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                              DISTRIBUTOR'S
DISTRIBUTOR'S
                                                                       AGGREGATE
UNREIMBURSED
                                                               UNREIMBURSED
EXPENSES AS %
                        TOTAL PAYMENTS     AMOUNT RETAINED         EXPENSES     OF
NET ASSETS
                            UNDER PLAN      BY DISTRIBUTOR       UNDER
PLAN          OF CLASS
---------------------------------------------------------------------------------------------
Class B Plan                $1,228,808          $1,008,649
$5,605,885              4.73%
Class C Plan                   289,134             154,968
554,577              1.88


                     36 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

As of September 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                                       VALUATION
                                                         CONTRACT          AS OF
                                     EXPIRATION            AMOUNT
SEPTEMBER        UNREALIZED         UNREALIZED
CONTRACT DESCRIPTION                      DATES           (000'S)       30,
1999      APPRECIATION       DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro (EUR)                             11/19/99         EUR 2,481    $
2,653,276        $   54,716           $     --
Euro (EUR)                             11/24/99         EUR 2,430
2,599,383            52,572                 --
Japanese Yen (JPY)                      10/4/99     JPY 1,725,000
16,211,683         1,056,522                 --

-----------------------------

1,163,810                 --

-----------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                11/17/99         AUD 1,450
947,010                --              5,771
British Pound Sterling (GBP)           10/12/99         GBP 3,505
5,772,481                --             93,961
British Pound Sterling (GBP)           11/29/99         GBP 1,480
2,437,606                --              3,213
British Pound Sterling (GBP)           11/19/99         GBP 1,600
2,635,217                --             36,657
Japanese Yen (JPY)                     11/24/99       JPY 262,829
2,489,801           157,010                 --
New Zealand Dollar (NZD)               11/15/99         NZD 3,320
1,716,077            50,744                 --

-----------------------------

107,754            139,602

-----------------------------
Total Unrealized Appreciation and
Depreciation                                          $1,271,564           $139,602

-----------------------------

-----------------------------


                     37 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS


The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 1999, the Fund had outstanding futures contracts as follows:

                                                             VALUATION AS OF
UNREALIZED
                                EXPIRATION      NUMBER OF      SEPTEMBER 30,
APPRECIATION
CONTRACT DESCRIPTION                  DATE      CONTRACTS               1999
(DEPRECIATION)
---------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro-German Foreign Government     12/8/99            384        $42,875,367
$ (75,764)
U.S. Long Bond                    12/20/99             49
5,582,938         (80,774)
U.S. Treasury 10 yr.              12/20/99              1
110,125             266

----------

(156,272)

----------
CONTRACTS TO SELL
U.K. Long Gilt                    12/24/99             11
1,928,438          44,746

----------

$(111,526)

----------

----------


                     38 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1999, was as follows:


                                                           CALL
OPTIONS                                   PUT OPTIONS

-----------------------------------------------------------------------------------------
                                         NUMBER OF            AMOUNT OF
NUMBER OF                 AMOUNT OF
                                           OPTIONS             PREMIUMS
OPTIONS                  PREMIUMS
-----------------------------------------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1998                   1,783,440,000           $  404,348
2,105,362,820                 $ 318,516
Options written                      2,687,021,594            1,262,262
2,240,924,421                 1,734,986
Options closed or expired           (2,686,295,380)            (935,602)
(4,281,896,081)               (1,324,600)
Options exercised                   (1,784,166,214)            (731,008)
(12,307,623)                 (540,175)

-----------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1999                              --           $       --
52,083,537                 $ 188,727

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------


                     39 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. ILLIQUID OR RESTRICTED SECURITIES

As of September 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1999, was $23,128,925, which represents 9.24% of the Fund's net assets, of which $77,987 is considered restricted. Information concerning restricted securities is as follows:


VALUATION

PER UNIT AS OF

SEPTEMBER 30,
SECURITY                                               ACQUISITION DATE
COST PER UNIT             1999
---------------------------------------------------------------------------------------------------------------
BONDS
Tag Heuer International SA, 12% Sr. Sub. Nts.,
12/15/05
5/14/96                105.25%          111.41%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended September 30, 1999.


                     40 OPPENHEIMER INTERNATIONAL BOND FUND

                                       A-5
                                   Appendix A

                               RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

                         Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

                        Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


                        Standard & Poor's Rating Services
--------------------------------------------------------------------------------

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation, and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

                                                Short-Term Issue Credit Ratings

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                            Fitch, Inc.
--------------------------------------------------------------------------------

                            International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

                                       B-1
                                   Appendix B

--------------------------------------------------------------------------------
                           Industry Classifications
--------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                      C-12
                                   Appendix C

--------------------------------------------------------------------------------
           OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------------------------

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
         IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------

1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

--------------------------------------------------------------------------------
 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

4 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

|_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and
          (b) funds  advised or managed by MLAM (the funds  described in (a) and
          (b) are referred to as "Applicable Investments").
(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

--------------------------------------------------------------------------------
            II. Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):

|_|       The Manager or its affiliates.
|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares   purchased   by  the   reinvestment   of   dividends  or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.5

5 This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)  To meet the minimum distribution requirements of the Internal Revenue Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

     III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

    The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.7

7 This provision does not apply to IRAs.

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)  To meet the minimum  distribution  requirements of the Internal Revenue
     Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.8

8 This provision does not apply to loans from 403(b)(7)  custodial plans.

9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(9)   On account of the participant's separation from service.9

8 This provision does not apply to loans from 403(b)(7)  custodial plans.

9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
         |_|Redemptions of Class B shares (or Class C shares,  effective  August
            1, 1999) under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party.


IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.





-------------------------------------------------------------------------------
Number of Eligible     Initial Sales        Initial Sales
   Employees or       Charge as a % of    Charge as a % of   Commission as % of
      Members          Offering Price    Net Amount Invested   Offering Price
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
9 or Fewer                 2.50%                2.56%               2.00%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
At   least  10  but        2.00%                2.04%               1.60%
not more than 49
-------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.
      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

|_|       redemptions   following   the   death  or   disability   of  the
          shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      ? Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).
      Those  shareholders  who are  eligible for the prior Class A CDSC are:

(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

          Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      ? Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

    Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

--------------------------------------------------------------------------------
        VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                           Convertible Securities Fund
--------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer International Bond Fund

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.525.7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202
890


PX880.1100

                           OPPENHEIMER WORLD BOND FUND
                      Supplement dated July 12, 2000 to the
                      Prospectus dated February 23, 2000

The Prospectus is changed as follows:

1.    The supplement dated March 6, 2000 is replaced by this supplement.

2. The second paragraph of the subsection entitled "Portfolio Manager" on page 15 is revised in its entirety to read as follows:

Portfolio Managers. The portfolio managers of the Fund, Arthur P. Steinmetz and Ruggero de'Rossi, are Vice Presidents of the Fund and the persons principally responsible for the day to day management of the Fund's investments. Mr. Steinmetz became the portfolio manager on May 20, 1999, and Mr. de'Rossi on March 6, 2000. Mr. Steinmentz is a Senior Vice President of the Manager. He joined the Manager in 1986, and has been a portfolio manager of other Oppenheimer funds since 1989. Mr. de'Rossi joined the Manager as a Vice President and portfolio manager on March 6, 2000. He was Senior Vice President and Chief Emerging Markets Strategist for ING Barings from 7/98 until 3/00 and Vice President and head of emerging markets trading strategies for Citicorp Securities from 5/95 until 7/98. Mr. Steinmetz and Mr. de'Rossi are also officers and portfolio managers of other Oppenheimer funds.

3. All references in the Prospectus to the "portfolio manager" are hereby changed to read, "portfolio managers."



                                                                      Continued

4. The following paragraphs are added to the end of the section captioned "How the
Fund is Managed" on Page 15:

   On April 13, 2000, the Board of Directors of the Oppenheimer World Bond Fund approved, subject to the approval by the shareholders of the Fund, an Agreement and Plan of Reorganization (the "Plan") with Oppenheimer International Bond Fund pursuant to which the Fund would be reorganized with and into Oppenheimer International Bond Fund. A proxy statement will be sent to shareholders of the Fund.




























July 12, 2000                                                       PS0705.005

Oppenheimer
World Bond Fund
--------------------------------------------------------------------------------

Prospectus dated February 23, 2000

                                         Oppenheimer World Bond Fund is a mutual
                                         fund  that  seeks  total  return as its
                                         primary goal.  As a secondary  goal, it
                                         seeks income when consistent with total
                                         return.   It   invests   primarily   in
                                         domestic  and  foreign  government  and
                                         corporate debt securities.

                                             This Prospectus  contains important
                                         information     about    the     Fund's
                                         objectives,  its  investment  policies,
                                         strategies and risks.  It also contains
                                         important  information about how to buy
                                         and sell shares of the Fund and other
As with all mutual funds, the account features. Please read this Securities and Exchange Commission has Prospectus carefully before you invest not approved or disapproved the Fund's and keep it for future reference about securities nor has it determined that your account.
this Prospectus is accurate or
complete. It is a criminal offense to
represent otherwise.

--------------------------------------------------------------------------------
                              (logo) OppenheimerFunds    The Right Way to Invest

Contents

      About the Fund

    The Fund's Investment Objectives and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


      About Your Account

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Web Site
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights


A B O U T   T H E   F U N D

The Fund's Investment Objectives and Strategies

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES? The Fund's main objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests mainly in debt securities issued by domestic and foreign governments and corporations in developed or emerging markets. Those debt securities, or "bonds," include government bonds, as well as participation interests in loans, corporate debt obligations, mortgage-related securities (including collateralized mortgage obligations, or "CMOs"), "structured notes" and other debt obligations. They include "zero-coupon" or "stripped" securities.

      The Fund has no limitations on the range of maturities of the debt securities in which it can invest, and therefore may hold bonds with short-, medium- or long-term maturities. The Fund can buy securities rated below investment grade (commonly referred to as "junk bonds").

      Under normal market conditions, the Fund:
o     invests 65% of its total assets in "bonds,"
o     invests at least 50% of net assets in foreign securities, and
o as a fundamental policy, will not make any purchase that will cause 25% or more of its total assets to be invested in foreign government securities and foreign corporate securities of any one country (other than the United States).

HOW DOES THE MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the Fund's portfolio manager analyzes the overall investment opportunities and risks in individual national economies by focusing on business cycle analysis in developed countries and political and exchange rate factors of emerging markets. The portfolio manager's overall strategy is to build a broadly diversified portfolio of domestic and foreign bonds. For foreign bonds, the Fund emphasizes government bonds in developed and emerging markets, to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:
o Opportunities for higher yields in both domestic and foreign markets, o Overall country and currency diversification for the portfolio, o Opportunities in government bonds in both developed and emerging markets.

      In selecting securities for appreciation potential, the portfolio manager will select securities consistent with the Fund's primary goal of total return with opportunities for income as a secondary goal. The Fund's diversification strategies, with respect to securities of different issuers, securities denominated in different currencies and securities issued in different countries, is intended to help reduce the volatility of the value of the overall portfolio while seeking total return.

WHO IS THE FUND DESIGNED FOR? The Fund is designed primarily for investors seeking total return in their investment over the long term, with the opportunity for some income, from a fund that will have investments in both domestic and foreign debt securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial investments in foreign securities, particularly those in emerging markets, which have special risks. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. Because of its focus on long-term total return, the Fund may be appropriate for a part of an investor's retirement plan portfolio. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having similar objectives.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that bond and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. While U.S. government securities have little credit risk, the Fund's investments in debt securities issued by foreign government and domestic and foreign corporations are subject to risks of default.

Special Risks of Lower-Grade  Securities.  Because the Fund can invest up to 50%
      of its total assets in securities below investment grade to seek total return and higher income, the Fund's credit risks are greater than those of funds that buy only investment grade bonds. Lower-grade debt securities (commonly called "junk bonds") may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. Additionally, they may be less liquid than investment-grade securities making it harder to sell them quickly at an acceptable price. These risks can reduce the Fund's share prices and the income it earns.

RISKS OF FOREIGN INVESTING. The Fund invests a significant portion of its assets in foreign debt securities and can buy securities of governments and companies in both developed markets and emerging markets. While the Fund typically invests a portion of its assets in domestic debt securities, it has no limit on the amount of its assets that can be invested in foreign securities. It will invest at least 50% of its assets abroad. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that apply to U.S. companies.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Emerging and  Developing  Markets.  Securities  in emerging and developing markets may offer special investment opportunities, but investments in those countries present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the Fund might not receive the proceeds of a sale of a security on a timely basis.

      Emerging markets might have less developed trading markets and exchanges. Emerging countries may have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of securities of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

INTEREST RATE RISKS. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

HOW RISKY IS THE FUND OVERALL? The risks describe above collectively form the overall risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objectives.

      In the short term, the values of debt securities, particularly those of issuers in emerging markets, can be volatile, and the price of the Fund's shares can go up and down substantially. The income from some of the Fund's investments may help cushion the Fund's total return from changes in prices, but debt securities are subject to credit and interest rate risks that can also affect their values and the share prices of the Fund. In the OppenheimerFunds spectrum, the Fund is generally more aggressive and has more risks than bond funds that focus primarily on U. S. government securities and investment grade bonds but may be less volatile than funds that focus solely on investments in foreign or emerging markets.

    An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's Class A shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 10.41% (3Q92) and the lowest return (not annualized) for a calendar quarter was -8.64% (4Q92).

--------------------------------------------------------------------------------
Average Annual Total    1 Year             5 Years            10 Years
Returns for the
periods ended December                     (or life of
31, 1999                                   class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares          1.74%              6.67%              6.82%
(inception 11/23/88)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Salomon Bros. World     -4.27%             6.42%              8.03%1
Gov't Bond Index
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares          1.32%              -0.94%             N/A
(inception 4/27/98)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares          5.17%              1.04%              N/A
(inception 4/27/98)
--------------------------------------------------------------------------------
1.    From 12/31/89.

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the maximum contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The Fund converted from a closed-end fund (having no sales charges or 12b-1 plans) to an open-end fund on April 24, 1998. Its existing shares became the Fund's Class A shares. The returns in the table for Class A shares are based on the Fund's historical performance prior to the conversion, adjusted downward for the current Class A maximum initial sales charge.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Salomon Brothers World Government Bond Index, which measures the performance of selected domestic and foreign government bond markets. The index performance reflects the reinvestment of income but does not consider the effects of transaction costs. Also, the index does not include corporate bonds or bonds from emerging markets, in which the Fund can invest and the Fund's investments vary from the securities in the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1999.


Shareholder Fees (charges paid directly from your investment):

--------------------------------------------------------------------------------
                          Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge      4.75%            None              None
(Load) on purchases
(as % of offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales    None1            5%2               1%3
Charge (Load) (as % of
the lower of the
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------
4. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
5. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
6.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                            Class A Shares   Class B Shares   Class C Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees             0.75%            0.75%            0.75%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or         0.18%            1.00%            1.00%
Service (12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses              0.81%            0.74%            0.79%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Annual Operating      1.74%            2.49%            2.54%
Expenses
-------------------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:  1 Year         3 Years       5 Years       10 Years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares           $643           $997          $1,374        $2,429
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares           $752           $1,076        $1,526        $2,473
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares           $357           $791          $1,350        $2,875
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
If shares are not        1 Year         3 Years       5 Years       10 Years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares           $643           $997          $1,374        $2,429
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares           $252           $776          $1,326        $2,473
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares           $257           $791          $1,350        $2,875
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 2. Class B expenses for years 7 through 10 are based on Class A expenses, since
   Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. At times the Fund might focus more on investing for growth with less emphasis on income, while at other times it may have both growth and income investments to seek total return. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in the foreign government securities and foreign corporate securities of any one foreign country (other than the United States). However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.


     Debt Securities. The Fund can invest in debt securities, such as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, foreign government securities, real estate investment trusts, and foreign and domestic corporate bonds and debentures.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's investments may be above or below investment grade in credit quality.

o Foreign Debt Securities. The Fund can buy a variety of debt securities issued by foreign government and companies, as well as "supra-national" entities such as the World Bank. Securities issued or guaranteed by foreign governments and their agencies might not be backed by the "full faith and credit" of the government.

      The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies and can include "Brady Bonds." Those are U.S.-dollar denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by emerging markets countries and are considered speculative securities with higher risks of default. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

     U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." These are referred to as "U.S. government securities" in this Prospectus.

o U.S. Treasury Obligations. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. The Fund can also buy U. S. Treasury securities that have been "stripped" of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

o    Obligations  Issued  or  Guaranteed  by  U.S.   Government  Agencies  or
     Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S.
     government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates. Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds. Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations.

o Mortgage-Related U.S. Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

     High-Yield, Lower-Grade Debt Securities. The Fund can purchase a variety of lower-grade, high-yield debt securities of U.S. and foreign issuers, to seek high current income. These securities are sometimes called "junk bonds." The Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities.

      Lower-grade debt securities are those rated below "Baa" by Moody's Investors Service, Inc. or lower than "BBB" by Standard & Poor's Rating Service or similar ratings by other nationally-recognized rating organizations. The Fund can invest in securities rated as low as "C" or "D" or which are in default at the time the Fund buys them. The Manager does not rely solely on ratings issued by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities that offer high current income.

      Although the Fund can invest up to 50% of its total assets in securities below investment grade, it cannot invest more than 5% of its total assets in securities rated "C" or "D" by a national rating organization.
      Additionally, not more than 30 % of the Fund's total assets can be invested in the following securities if they are below investment-grade:
o     foreign government securities
o     foreign corporate securities
o     securities denominated in currencies other than the U.S. dollar.

CAN THE FUND'S INVESTMENT OBJECTIVES AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objectives are fundamental policies. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objectives, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

EquitySecurities. The Fund can invest up to 35% of its total assets under normal market conditions in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. Equity securities can be volatile and are subject to risks from market price movement. However, the Fund does not anticipate having significant investments in those types of securities as part of its normal portfolio strategy.

Zero-Coupon and "Stripped" Securities. Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

      Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

      The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities may also be more volatile when interest rates change. When prepayments tend to fall, the timing of the cash flows to these securities increases, increasing their fluctuations in value when rates change. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

"When-Issued"  and  "Delayed-Delivery"   Transactions.  The  Fund  can  purchase
      securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There is a risk that the value of the security might fall before the settlement date. No income accrues to the Fund on a when-issued security until the Fund receives the security on settlement of the trade.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board can increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Private-Issuer Mortgage-Backed Securities. The Fund can invest a portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs, discussed above), although in some cases they may be supported by insurance or guarantees.

Asset-Backed Securities. The Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the interest. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the Fund can lose money on its investment.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." Options, futures contracts, structured notes, interest rate swaps, mortgage-related securities and forward contracts are "derivative investments" the Fund uses. In addition to using derivatives to hedge risks, the Fund can use other derivative investments because they offer the potential for increased income.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid.

o "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

         The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment quickly at an acceptable price.

o Hedging. The Fund can buy and sell futures contracts, put and call options, and forward contracts. These are all referred to as "hedging instruments." The Fund is not required to use hedging instruments to seek its objectives. The Fund does not use hedging instruments for speculative purposes and has limits on its use of them.

         The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to hedge against falling prices of its portfolio securities or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. Forward contracts and currency options can be used to try to manage foreign currency risks on the Fund's foreign investments.

         Hedging has risks. Options trading involves the payment of premiums and increases portfolio turnover. There are also special risks in particular hedging strategies. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover. The Fund may engage in short-term trading to try to seek its objectives. It might have a portfolio turnover rate in excess of 100% annually. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary Defensive Investments. For cash management purposes the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. In times of unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be short-term U. S. government securities, highly-rated commercial paper, bank obligations or repurchase agreements. The Fund may also hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities or to meet anticipated redemptions of fund shares. To the extent the Fund invests defensively in these securities, it may not achieve its primary investment objectives.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion in assets as of December 31, 1999, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio  Manager.  The portfolio manager of the Fund is Arthur P. Steinmetz.
      He became the portfolio manager on May 20, 1999, and is the person principally responsible for the day-to-day management of the Fund's portfolio. He is a Vice President of the Fund and Senior Vice President of the Manager. He is an officer and portfolio manager for other Oppenheimer funds. Mr. Steinmetz has been employed by the Manager since 1986.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year ended October 31, 1999 was 0.75% of average annual net assets for each class of shares.


A B O U T   Y O U R  A C C O U N T

How To Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through the Distributor.  Complete an OppenheimerFunds  New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfer from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price (the net asset value per share plus any initial sales charge that applies). The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

The Net Asset Value. The net asset value of each class of shares is determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. (All references to time in this Prospectus mean "New York time").

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

BuyingThrough a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.


WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.
Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to My Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

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 Amount of Purchase  Front-End Sales     Front-End Sales     Concession As
                     Charge As a         Charge As a
                     Percentage of       Percentage of Net   Percentage of
                     Offering Price      Amount Invested     Offering Price
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Less than $50,000    4.75%               4.98%               4.00%
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$50,000 or more but  4.50%               4.71%               3.75%
less than $100,000
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$100,000 or more
but less than        3.50%               3.63%               2.75%
$250,000
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$250,000 or more
but less than        2.50%               2.56%               2.00%
$500,000
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$500,000 or more     2.00%               2.04%               1.60%
but less than $1
million
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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more (other than purchases by those retirement accounts). For those retirement plan accounts, the concession is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, based on the cumulative purchases during the prior 12 months ending with the current purchase. In either case, the concession will be paid only on purchases that were not previously subject to a front-end sales charge and dealer concession.10 That concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption of Class C shares of one or more Oppenheimer funds held by the plan for more than one year.

      If you redeem any of those shares within an 18-month "holding period" measured from the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
      (2) the original net asset value of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of the end of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

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Years Since Beginning of Month in       Contingent Deferred Sales Charge on
                                        Redemptions in That Year
Which Purchase Order was Accepted       (As % of Amount Subject to Charge)
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0 - 1                                   5.0%
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1 - 2                                   4.0%
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2 - 3                                   3.0%
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3 - 4                                   3.0%
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4 - 5                                   2.0%
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5 - 6                                   1.0%
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6 and following                         None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can You Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the end of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12B-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales concessions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales concessions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

      |X| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or |X| have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

Individual Retirement  Accounts  (IRAs).  These include regular IRAs, Roth IRAs,
      SIMPLE IRAs, rollover IRAs and Education IRAs.
SEP-IRAs. These are  Simplified  Employee  Pensions Plan IRAs for small business owners or self-employed individuals.
403(b)(7)  Custodial  Plans.  These  are tax  deferred  plans for  employees  of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.

      Please  call  the   Distributor  for   OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
o     You wish to redeem $100,000 or more and receive a check

     o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name
o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan  Accounts.  There are  special  procedures  to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instructions that includes: o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered,
         and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

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Use the following address for requests by mail:
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OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270


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Send courier or express mail requests to:
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OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone. o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

                            Are There Limits on Amounts Redeemed by Telephone?

o Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.

o Checks can be written to the order of whomever you wish, but may not be cashed at the bank. The checks are payable through the Fund's custodian bank.
o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $100.
o Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds, unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.

      A contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

   To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1.   shares   acquired  by  reinvestment  of  dividends  and  capital  gains distributions,
2.    shares held for the holding period that applies to the class, and
3.    shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions: o Shares of the fund selected for exchange must be available for sale in your state of residence.
o     The prospectuses of both funds must offer the exchange privilege.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, and selling and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT ARE YOUR CHOICES FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest  Dividend  or  Capital  Gains  Only.  You can  elect to  reinvest  some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue
Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Distribution". If you buy shares on or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.


Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

 FINANCIAL HIGHLIGHTS


 CLASS A      YEAR ENDED OCTOBER 31,               1999        1998
1997        1996        1995
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $7.33       $8.28
$8.31       $7.91       $7.93
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .80         .72
 .72         .73         .71
 Net realized and unrealized gain (loss)           (.31)       (.97)
(.08)        .34        (.05)

-----------------------------------------------------------
 Total income (loss) from investment operations     .49        (.25)
 .64        1.07         .66
-----------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              (.51)       (.64)
(.67)       (.67)       (.68)
 Tax return of capital                             (.21)       (.06)
--          --          --

-----------------------------------------------------------
 Total dividends and distributions
 to shareholders                                   (.72)       (.70)
(.67)       (.67)       (.68)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $7.10       $7.33
$8.28       $8.31       $7.91

-----------------------------------------------------------

-----------------------------------------------------------
 Market value, end of period                        N/A         N/A
$8.06       $7.50       $7.00

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)               7.07%      (3.25)%
7.94%      14.14%       8.81%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                   N/A         N/A
16.42%      16.40%       9.09%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $34,553     $38,950     $54,781
$54,962     $52,340
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $36,620     $48,542     $55,339
$53,309     $51,207
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                            11.16%       8.94%
8.65%       9.04%       9.20%
 Expenses, before indirect expenses                1.74%       1.56%(4)
1.20%(4)    1.28%(4)    1.24%(4)
 Expenses, after indirect expenses                 1.72%        N/A
N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                         237%        344%
289%        261%        344%


 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio  reflects the effect of expenses paid  indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.



32  OPPENHEIMER WORLD BOND FUND


 CLASS B        YEAR ENDED OCTOBER 31,
1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period
$7.34           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
 .72             .25
 Net realized and unrealized gain (loss)
(.29)           (.73)

----------------------------
 Total income (loss) from investment operations
 .43            (.48)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income
(.45)           (.27)
 Tax return of capital
(.21)           (.06)

----------------------------
 Total dividends and distributions
 to shareholders
(.66)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period
$7.11           $7.34

----------------------------

----------------------------
 Market value, end of period
N/A             N/A

----------------------------

----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)
6.22%          (5.93)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)
N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
$2,736            $933
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)
$1,607            $340
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:(3)
 Net investment income
10.81%          10.97%(7)
 Expenses, before indirect expenses
2.49%           2.74%(4,7)
 Expenses, after indirect expenses
2.47%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)
237%            344%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio  reflects the effect of expenses paid  indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls. 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.


33  OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS  CONTINUED


 CLASS C        YEAR ENDED OCTOBER 31,
1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period
$7.33           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
 .75             .34
 Net realized and unrealized gain (loss)
(.31)           (.83)

----------------------------
 Total income (loss) from investment operations
 .44            (.49)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income
(.46)           (.27)
 Tax return of capital
(.21)           (.06)

----------------------------
 Total dividends and distributions to shareholders
(.67)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period
$7.10           $7.33

----------------------------

----------------------------
 Market value, end of period
N/A             N/A

----------------------------

----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)
6.24%          (6.09)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)
N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
$775            $587
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)
$809            $253
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income
10.14%           9.24%(7)
 Expenses, before indirect expenses
2.54%           2.62%(4,7)
 Expenses, after indirect expenses
2.52%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)
237%            344%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio  reflects the effect of expenses paid  indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls. 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.


34  OPPENHEIMER WORLD BOND FUND

INFORMATION AND SERVICES

For More Information on Oppenheimer World Bond Fund:
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

--------------------------------------------------------------------------------
By Telephone:                            Call OppenheimerFunds Services
                                         toll-free:  1.800.525.7048
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         OppenheimerFunds Services
                                         P.O. Box 5270
                                         Denver, Colorado 80217-5270
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
On the Internet:                         You can send us a request by e-mail or
                                         read or down-load documents on the
                                         OppenheimerFunds web site:
                                         http://www.oppenheimerfunds.com
--------------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

    No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
                                               The Fund's shares are distributed
by:
SEC File No. 811-08675                       (logo)OppenheimerFunds Distributor,
Inc.
PR0705.001.0200
Printed on recycled paper

                           OPPENHEIMER WORLD BOND FUND
                      Supplement dated March 6, 2000 to the
            Statement of Additional Information dated February 23, 2000

The Statement of Additional Information is revised as follows:


1. The following biographical information for Ruggero de'Rossi is added to page 37 as follows:

Ruggero de'Rossi, Vice President and Portfolio Manager; Age 36.
2 World Trade Center, New York, New York  10048
Vice President of the Manager (since 3/6/00). Prior to joining the Manager he was a Senior Vice President and Chief Emerging Markets Debt and Currency Strategist of ING Barings, a global investment bank from 7/98 until 3/00; before that he was Vice President, head of emerging markets trading strategies at Citicorp Securities, after having run the bank's proprietary trading activity on international fixed income and foreign exchange derivatives from 5/95 until 7/98. From 1990 through 1995 he was associated with other global investment banks with responsibility for International Fixed Income Strategy and Derivatives.

2. All references in the Statement of Additional Information to the "portfolio manager" are hereby changed to read, "portfolio managers."















March 6, 2000                                               PXO705.004

Oppenheimer World Bond Fund

Two World Trade Center, New York, New York 10048
1.800.525.7048

Statement of Additional Information dated February 23, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 23, 2000. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 10
    Investment Restrictions............................................ 31
How the Fund is Managed ............................................... 33
    Organization and History........................................... 33
    Trustees and Officers.............................................. 35
    The Manager........................................................ 40
Brokerage Policies of the Fund......................................... 42
Distribution and Service Plans......................................... 44
Performance of the Fund................................................ 47

                                                About Your Account
How To Buy Shares...................................................... 53
How To Sell Shares..................................................... 62
How To Exchange Shares................................................. 67
Dividends, Capital Gains and Taxes..................................... 70
Additional Information About the Fund.................................. 72

                      Financial Information About the Fund
Independent Auditors' Report........................................... 74
Financial Statements................................................... 75

Appendix A: Ratings Definitions........................................ A-1
Appendix B: Industry Classifications................................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1

                                       124
--------------------------------------------------------------------------------
A B O U T   T H E   F U N D
-------------------------------------------------------------------------------

                            Additional Information About the Fund's Investment
Policies and Risks

      The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objectives.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goals. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of non-governmental issues, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign government issuers, the Manager may consider general economic conditions, the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets (as well as their liquidity) and other factors.

      |X| Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities, such as the World Bank. "Foreign securities" also include securities of companies (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities denominated in foreign currencies issued by U.S. companies are also considered to be "foreign securities." The Fund expects to have substantial investments in foreign securities. For the most part, these will be debt securities issued or guaranteed by foreign governments, including supra-national entities.

          Securities  of  foreign  issuers  that  are  represented  by  American
    Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.
      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            |_| Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund can buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fund can invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

            |_| Risks of Foreign  Investing.  Investments in foreign  securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;

o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);

o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;

o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;

o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;

o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

o     possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's primary goal of total return.

            |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

            o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values.
            o vendors the Fund depends on to carry out its business, such as its custodian bank (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
            o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager upgraded (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's custodian bank has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      |X| Debt Securities. The Fund can invest in a variety of debt securities to seek its objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

            |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., or at least "BBB" by Standard & Poor's Rating Service or Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization.

          In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

            |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship  between  price and yield.  For  example,  an  increase  in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

            |_| Special Risks of Lower-Grade Securities. The Fund can invest in lower-grade debt securities if the Manager believes it is consistent with the Fund's objectives. Because lower-grade securities tend to offer higher yields than investment-grade securities, the Fund might invest in lower-grade securities if the Manager is trying to achieve higher income. In some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio.

      "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high-yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high-yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high-yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poor's, Fitch/IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

      |X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment  risks can lead to substantial  fluctuations  in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.
      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

     |_| Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,

(2   unsecuritized   mortgage   loans  insured  by  the  Federal   Housing
     Administration or guaranteed by the Department of Veterans' Affairs,

(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

            |_|U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

            |_|Obligations  Issued or Guaranteed by U.S.  Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

     |_| Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency. The Fund can have significant amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

      If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, the Fund may have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield.

      When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

      |X| Commercial (Privately-Issued) Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

      |X|  Participation   Interests.  The  Fund  can  invest  in  participation
interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer's participation interest bears to the total principal amount of the loan. Not more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, and the Fund expects to have a portfolio turnover rate of more than 100% annually. When securities in the Fund's portfolio mature, they are included in the Fund's portfolio turnover rate. This may cause the Fund's portfolio turnover to be higher than other types of funds.

          Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Zero-Coupon Securities. The Fund can buy zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. The Fund can buy different types of zero-coupon or stripped securities, including, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

          The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| "Stripped" Mortgage-Related Securities. The Fund can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X| Floating Rate and Variable Rate Demand Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      Step-coupon bonds have a coupon interest rate which changes periodically during the life of the security on predetermined dates that are set when the security is issued.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

          The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.


      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

          The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

          The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

      The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells might decline below the price at which the Fund is obligated to repurchase securities.
      |X| Investments in Equity Securities. Under normal market conditions the Fund can invest up to 35% of its total assets in securities other than debt securities, including equity securities of foreign and U.S. companies. However, it does not currently anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy. Equity securities include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The Fund's investments can include stocks of companies in any market capitalization range, if the Manager believes the investment is consistent with the Fund's objectives of total return and income. Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income.

            |_| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

          Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund can invest in securities of large companies and mid-size companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

            |_| Convertible Securities. While some convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible debt fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described above in "Debt Securities."

      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (4) whether, at the option of the investor, the convertible security can be exchanged  for a fixed  number of shares of common stock of the issuer,

(5) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(6) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

            |_| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.

          If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      |X| Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund currently does not intend to engage in loans of securities in the coming year, but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal the value of the loaned securities. It must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Borrowing Money. Under its fundamental policies, the Fund has the ability to borrow up to one third of the value of its total assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." It may subject the Fund to greater risks than funds that do not use leverage. The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique in the next year but if it does so, it will not likely be to a substantial degree.

      Under its fundamental policy on borrowing, the Fund can also borrow money for temporary, emergency purposes or under other unusual circumstances, subject to any limitation on that type of borrowing under the Investment Company Act.

      |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

          The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

     |X| Money Market Instruments. The following is a brief description of the types of the U.S. dollar denominated money market securities the Fund can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

     |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

     |_| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

o obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or

o U.S. dollar-denominated obligations of a foreign bank with total assets of at least U.S. $1 billion

      "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

            |_| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "A" by Standard & Poor's or by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

            |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

          Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      Among the derivative investments the Fund can invest in are "index-linked" or "currency-linked" notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging. The Fund can use hedging instruments although it is not obligated to use them in seeking its objectives. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
         |_|      sell futures contracts,

         |_|      buy puts on such futures or on securities, or

         |_| write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
         |_|      buy futures, or
         |_|      buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.
            |_| Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based bond or stock indices (these are referred to as "financial futures"), (2) commodities (these are referred to as "commodity futures"), (3) debt securities (these are referred to as "interest rate futures"), and (4) foreign currencies (these are referred to as "forward contracts").

      A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

          The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

            |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for calls on futures and indices, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.


      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on it books an equivalent dollar amount of liquid assets. The Fund will identify additional liquid assets if the value of the identified assets drops below 100% of the current value of the future. Because of this identification requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o Writing Put Options. The Fund can sell put options on securities, broadly-based securities indices, foreign currencies and futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be identified on the Fund's books to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

      If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o Purchasing Calls and Puts. The Fund can purchase calls on securities, broadly-based securities indices, foreign currencies and futures. It may do so to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

          The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based securities indices, foreign currencies and futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

          Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

          The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

          The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

          The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

            |_| Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

            |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act when the Fund purchases a future, it must maintain liquid assets in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

            |_| Tax  Aspects of Certain  Hedging  Instruments.  Certain  foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (3) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(4) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

     |X| Temporary Defensive Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

o obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
o short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation, or a comparable rating by another rating organization), or unrated securities judge by the Manager to have a comparable quality to rated securities in those categories,
o certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

                                                Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objectives are fundamental policies. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That restriction applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

o The Fund cannot make loans. However, it can invest in debt securities and enter into repurchase agreements, delayed-delivery and when-issued transactions and similar securities transactions. The Fund may also lend its portfolio securities.

o The Fund cannot buy or sell real estate. However, the Fund can purchase and sell debt securities of companies that deal in real estate or interests in real estate.

o The Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o The Fund cannot invest in any company for the purpose of exercising control or management of that company.

o The Fund cannot invest in or hold securities of any issuer if officers and Directors or Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

o The Fund cannot mortgage, pledge or otherwise hypothecate any of its assets. However, this does not prohibit the Fund from escrow, collateral or margin arrangements in connection with any of its investments.

o The Fund cannot buy securities on margin. However, the Fund can make margin deposits in connection with any other of its investments.

o The Fund cannot invest in interests in oil, gas or other mineral exploration or development programs.

o The Fund may borrow money from banks on an unsecured basis to buy securities, and may borrow for temporary, emergency purposes or under other unusual circumstances, subject to the limits set forth in the Investment Company Act.

o The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments permitted by any of its other investment policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities, or whose investment return is linked to changes in the price of, physical commodities.

o The Fund cannot issue "senior securities." However, this restriction does not prohibit it from borrowing money as described in the Prospectus or this Statement of Additional Information, or entering into margin, collateral, segregation or escrow arrangements, or options, futures, hedging transactions or purchasing and selling other investments as permitted by its other investment policies.

o The Fund cannot make short sales of securities or maintain a short position unless it owns an equal amount of the applicable securities while the short position is open, or has the right to acquire an equal amount of those securities without payment of any further amount of consideration. These permitted short transactions are referred to as "short-sales-against-the-box," and because changes in federal income tax laws would not enable the Fund to defer realization of gain or loss for federal income tax purposes, they therefore would not be used by the Fund.

o The Fund cannot invest more than 25% of its total assets in securities of issuers in any one industry. The Fund, as an operating policy, will not invest 25% or more of its total assets in securities of issuers in any one industry. That limitation does not apply to obligations of the U.S. government, its agencies and instrumentalities.

      For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

          Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.


                             How the Fund is Managed

Organization and History. The Fund was originally a closed-end diversified management company organized on October 5, 1988 as a Massachusetts business trust named "Oppenheimer Multi-Government Trust." The Fund commenced operations on November 23, 1988 and on July 26, 1996 the Fund's name was changed to Oppenheimer World Bond Fund. On April 24, 1998, the Fund was converted to an open-end diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.
      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

          Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds11:
Oppenheimer California Municipal Fund Oppenheimer Large Cap Growth Fund Oppenheimer Capital Appreciation Fund Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Discovery Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Enterprise Fund Oppenheimer Municipal Bond Fund Oppenheimer Europe Fund Oppenheimer New York Municipal Fund Oppenheimer Global Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer U.S. Government Trust Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Core Fund Oppenheimer Growth Fund Oppenheimer Trinity Growth Fund Oppenheimer
International Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Small Company Fund Oppenheimer World Bond Fund


      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of February 4, 2000, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.
11 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc. Mr. Griffiths is not a Trustee of Oppenheimer Discovery Fund.

Leon Levy, Chairman of the Board of Trustees, Age: 74.
280 Park Avenue, New York, NY 10017
General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee, Age: 66.
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Phillip A. Griffiths, Trustee, Age: 61.
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June, 1999); Provost and Professor of Mathematics at Duke University (1983 - 1991); a director of Research Triangle Institute, Raleigh, N.C. (1983 - 1991); and a Professor of Mathematics at Harvard University (1972 - 1983).

Benjamin Lipstein, Trustee, Age: 76.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus   of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Bridget A. Macaskill, President and Trustee*, Age: 51.
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996), an investment advisor subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Elizabeth B. Moynihan, Trustee, Age: 70.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute); Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 72.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 69
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 68.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (an U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee, Age: 74.
399 Ski Trail, Smoke Rise, New Jersey 07405
Formerly he held the following positions: Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc. (July 1978 - January 1992), the Fund's Distributor.

Clayton K. Yeutter, Trustee, Age: 69.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counselor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Arthur P. Steinmetz, Vice President and Portfolio Manager, Age:41. Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since March 1993); and an officer of other Oppenheimer funds.

Andrew J. Donohue, Secretary, Age: 49.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager, (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); and an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); and an officer of other Oppenheimer funds.

      |X| Remuneration of Trustees. The officers of the Fund and one Trustee of the Fund (Ms. Macaskill) who is affiliated with the Manager receives no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1999. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1999.

--------------------------------------------------------------------------------
                                                               Total
                                                               Compensation
                                             Retirement        From all
                                             Benefits          New York based
                           Aggregate         Accrued as Part   Oppenheimer
Trustee's Name             Compensation      of Fund           Funds (26
and Other Positions        from Fund1        Expenses          Funds)2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $7,252Levy        $3,359            $166,700
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $2,270t G. Galli  None              $176,2153
Study Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $4474             None              $17,835
Phillip A. Griffiths
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $7,146min Lipstein$3,780            $144,100
Study Committee Chairman,
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $2,745beth B. Moyn$374              $101,500
Study Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $4,233th A. Randal$2,058            $93,100
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $2,151d V. Regan  None              $92,100
Proxy Committee Chairman,
Audit Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds, Jr.   $2,240            $631              $68,900
Proxy Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Noneald W. Spiro5 None              $10,250

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           $1,6096n K. YeutteNone              $68,900
Proxy Committee Member
--------------------------------------------------------------------------------
 --------------------------------------------
1. Aggregate compensation includes fees, deferred compensation, in any, and retirement plan benefits accrued for a trustee.
2.    For the 1999 calendar year.
3. Total compensation for the 1999 calendar year includes compensation received for serving as a Trustee or Director of 10 other Oppenheimer funds.
4.    Includes $308 deferred under Deferred Compensation Plan described below.
5.    Prior to August 1, 1999, Mr. Spiro was not an independent Trustee.
6.    Includes $388 deferred under Deferred Compensation Plan described below.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

          Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

|X| Major Shareholders. As of February 4, 2000, the only person who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were as follows:

     Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303, which owned 48,464.796 Class C shares (26.96% of the then-outstanding 179,668.577 Class C shares), for the benefit of its customers.

      Lewco Securities Corp., 34 Exchange Place 4th Floor, Jersey City, NJ 07311, which owned 28,653.173 Class C shares (15.94% of the then-outstanding 179,668.577 Class C shares) for the benefit of its customers.

      NFSC FEBO, Diana Kerby, 10085 S Fairgate Way, Highlands Ranch, Co 80126, which owned 11,899.402 Class C shares (6.62% of the then-outstanding 179,668.577 Class C shares).

      NFSC FEBO, Glenda H Weeks TTEE Glenda H Weeks Grantor, 365 Freedom Street, Winfield, Al 35594, which owned 9,059.572 Class C shares (5.04% of the then-outstanding 179,668.577 Class C shares).


The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics.
It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

-------------------------------------------------------------------------------
Fiscal Year ended 10/31:        Management Fees Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1997                            $359,532
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1998                            $341,0291
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1999                            $292,706
-------------------------------------------------------------------------------
1. During the fiscal year ended 10/31/98, the Manager received a separate fee of $18,000 plus out-of-pocket costs and expenses, for acting as the accounting agent of the Fund. That additional fee has been discontinued, effective with the fiscal year commencing November 1, 1998.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.


      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

                         Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.
      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

------------------------------------------------------------------------------
Fiscal Year Ended 10/31:      Total Brokerage Commissions Paid by the Fund1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1997                          $5,477
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1998                          $9,915
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1999                          $4,434
------------------------------------------------------------------------------

3. Amounts do not include spreads or concessions on principal transactions on a net trade basis.



                         Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's most recent fiscal year is shown in the table below.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A       Commissions   Commissions   Commissions
          Front-End     Front-End
          Sales         Sales         on Class A    on Class B    on Class C
Year      Charges on    Charges       Shares        Shares        Shares
Ended     Class A       Retained by   Advanced by   Advanced by   Advanced by
10/31:    Shares        Distributor4  Distributor1  Distributor1  Distributor1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
19972     N/A           N/A           N/A           N/A           N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
19983     $23,884       $6,486        None          $22,555       $4,345
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1999      $47,476       $21,352       $3,929        $77,474       $4,241
-------------------------------------------------------------------------------
2. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
3. During the fiscal year ended 10/31/97, while the Fund operated as a closed-end investment company, the Fund's shares were not sold through the Distributor and there were no sales charges on purchases of shares.
4. For the period from 4/24/98 (conversion to open-end fund) through 10/31/98.

5. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

-------------------------------------------------------------------------------
Fiscal      Class A Contingent    Class B Contingent     Class C Contingent
            Deferred Sales        Deferred Sales         Deferred Sales
Year Ended  Charges Retained by   Charges Retained by    Charges Retained by
10/31       Distributor           Distributor            Distributor
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1999        None                  $2,744                 $1,245
-------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees12, cast in person at a meeting called for the purpose of voting on that plan.

12. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

          Under the plans, the Manager and the Distributor, may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. The reports on the Class B Plan and Class C Plan shall also include the Distributor's distribution costs for that quarter. Those reports are subject to the review and approval of the Independent Trustees.
      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

          For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $66,179, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B and Class C Service and Distribution Plan. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B and the Class C plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the

Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,

o employs personnel to support distribution of Class B and Class C shares, and

o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

--------------------------------------------------------------------------------
Distribution Fees Paid to the Distributor for the Year Ended 10/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                    Unreimbursed
                                               Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor1   Expenses Under Plan of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan  $16,023        $15,054        $103,357            3.78%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan  $8,083         $6,074         $7,063              0.91%
--------------------------------------------------------------------------------
1.    Includes $65 paid to an affiliate of the Distributor's parent company.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

          The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1- 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.

o An investment in the Fund is not insured by the FDIC or any other government agency.

o The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis. o When an investor's shares are redeemed, they may be worth more or less than their original cost.
o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)


      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

          The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

      Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  -----------------------------------------------------------------------------
              The Fund's Yields for the 30-Day Periods Ended 10/31/99
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class of   Standardized Yield               Dividend Yield
  Shares
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
             Without          After           Without          After
             Sales            Sales           Sales            Sales
             Charge           Charge          Charge           Charge
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class A    14.51%           13.81%          10.60%           10.10%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class B    13.95%           N/A             9.94%            N/A
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class C    13.68%           N/A             9.96%            N/A
  -----------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

          In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


|-|

      Cumulative  Total  Return.  The  "cumulative  total  return"   calculation
         measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P


      |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 10/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class    Cumulative Total              Average Annual Total Returns
         Returns (10
of       years or Life of
Shares   Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           1-Year            5-Year            10-Year
                           (or               (or               (or
                           life-of-class)    life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         After    Without  After    Without  After    Without  After    Without
         Sales    Sales    Sales    Sales    Sales    Sales    Sales    Sales
         Charge   Charge   Charge   Charge   Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A  92.25%   101.83%  1.98%    7.07%    5.75%    6.79%    6.75%1   7.28%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B  -3.57%   -0.08%   1.38%2   6.22%2   -2.38%   -0.05%   N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C  -0.23%   -0.23%   5.27%3   6.24%3   -0.15%   -0.15%   N/A      N/A
--------------------------------------------------------------------------------
3. Inception of Class A: 11/23/88. Returns for periods during which the Fund operated as a closed-end investment company are adjusted to reflect the current maximum sales charge rate of 4.75% on Class A shares.
4.    Inception of Class B:   4/27/98
3. Inception of Class C:      4/27/98

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

|X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the taxable bond funds category.

                  Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other fund in the fund's category. Five stars is the "highest" rating (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

            The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


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A B O U T   Y O U R   A C C O U N T
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            How to Buy Shares

          Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased two regular business days following the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. That instruction must be received prior to the close of The New York Stock Exchange that day. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day after the shares are purchased. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

          A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                   Oppenheimer   Main   Street   California
                                         Municipal Fund
                                        Oppenheimer  Main Street Growth & Income
Oppenheimer Capital Appreciation Fund    Fund
Oppenheimer  Capital  Preservation  Fund  Oppenheimer Main Street Small Cap Fund
Oppenheimer  California  Municipal  Fund  Oppenheimer  MidCap  Fund  Oppenheimer
Champion Income Fund Oppenheimer Multiple Strategies Fund Oppenheimer Convertible Securities Fund Oppenheimer Municipal Bond Fund Oppenheimer
Developing Markets Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Discovery Fund Oppenheimer Quest Balanced Value Fund
                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Enterprise Fund              Inc.
                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Capital Income Fund         Inc.
Oppenheimer Europe Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Florida Municipal Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Global Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Real Asset Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Strategic Income Fund Oppenheimer Growth Fund Oppenheimer Total Return Fund,
Inc. Oppenheimer High Yield Fund Oppenheimer Trinity Core Fund Oppenheimer Insured Municipal Fund Oppenheimer Trinity Growth Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Value Fund Oppenheimer International Bond Fund Oppenheimer U.S. Government Trust Oppenheimer International Growth Fund Oppenheimer World Bond Fund Oppenheimer International Small Company Fund Limited-Term New York Municipal Fund Oppenheimer Large Cap Growth Fund Rochester Fund Municipals Oppenheimer Limited-Term Government Fund

And the following money market funds:
    Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
    Centennial   California  Tax  Exempt
Trust                                        Centennial Tax Exempt Trust
    Centennial Government Trust              Oppenheimer Cash Reserves
    Centennial Money Market Trust            Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

          If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

          The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

o     Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(d)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(e)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(f) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds-sponsored qualified retirement accounts offered by employers to their employees. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally, the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the Plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

          The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

          The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. For the shareholder, those laws, or the IRS interpretation of those laws, should change, the automatic conversion feature may be suspended. In that event, no further conversion of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

          The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

          Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

     |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) at the last sale price available to the pricing service approved by the Board of Trustees, or

(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)
            at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(4) debt instruments that have a maturity of more than 397 days when issued,
(5) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(6) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (3) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(4) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

          The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

          When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


                            How to Sell Shares

          Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian bank. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege, by signing the Account Application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

          The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

          If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (4) state the reason for the distribution; (5) state the owner's awareness of tax penalties if the distribution is premature; and
(6) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.
      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

          Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

          Payments  are  normally  made  by  check,  but   shareholders   having
    AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an

    Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

          The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.)

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.


            How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.
o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
         Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


                            Dividends, Capital Gains and Taxes

      Dividends and Distributions. The Fund has no fixed dividend and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors re converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.
      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

          Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the
    amount  of  income  or  capital   gains   available  for   distribution   to
    shareholders.

          The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.


                            Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER WORLD BOND FUND:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer World Bond Fund as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer World Bond Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





 KPMG LLP


 Denver, Colorado
 November 19, 1999




STATEMENT OF INVESTMENTS  October 31, 1999


FACE     MARKET VALUE

AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--14.8%
---------------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--10.3%
---------------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--9.3%
 Federal Home Loan Mortgage Corp., Collateralized Mtg.
 Obligations, Gtd. Multiclass Mtg. Participation Certificates,
 Series 1343, Cl. LA, 8%, 8/15/22                                           $
229,000     $  234,510
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates,
 Series 2054, Cl. TE, 6.25%, 4/15/24
109,000        104,231
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security
 Series 197, Cl. IO, 11.232%, 4/1/28(2)
1,376,122        438,209
 Series 199, Cl. IO, 22.578%, 8/1/28(2)
1,289,375        419,249
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates:
 11.50%, 1/1/18
45,467         49,981
 13%, 5/1/19
191,919        218,602
---------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.50%, 3/1/28
2,147,811      2,060,890

---------------

3,525,672

---------------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--1.0%
 Government National Mortgage Assn.:
 7.50%, 5/15/24
37,661         37,915
 7.50%, 1/15/26(3,4)
282,409        283,607
 11%, 10/20/19(4)
51,759         57,239

---------------

378,761

---------------------------------------------------------------------------------------------------------
 PRIVATE--4.5%
---------------------------------------------------------------------------------------------------------
 COMMERCIAL--3.0%
 Asset Securitization Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1996-MD6,
 Cl. A5, 7.163%, 11/13/26(5)
200,000        192,062
---------------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp.,
 Interest-Only Stripped Mtg.-Backed Security,
 Series 1996-C1, Cl. X-2, 29.86%, 12/25/20(2,6)
6,208,300         81,484
---------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1996-C1, Cl. E, 7.421%, 3/15/06(5,6)
553,342        460,830
---------------------------------------------------------------------------------------------------------
 Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK]
1,684,000        233,264
---------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1995-C1, Cl. F, 6.90%, 2/25/27
93,735         85,270
---------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through
 Certificates, Series 1995-C4, Cl. E, 8.71%, 6/25/26(5,6)
100,000         96,156

---------------

1,149,066


14  OPPENHEIMER WORLD BOND FUND


FACE     MARKET VALUE

AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MULTIFAMILY--0.5%
 Mortgage Capital Funding, Inc., Multifamily Mtg.
 Pass-Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(7)       $
250,000     $  196,211
---------------------------------------------------------------------------------------------------------
 RESIDENTIAL--1.0%
 CS First Boston Mortgage Securities Corp., Mtg.
 Pass-Through Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(6)
190,000        158,472
---------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg.
 Pass-Through Certificates, Series 1997-CHL1, Cl. C, 8.502%, 7/25/06(5,6)
200,000        183,500
---------------------------------------------------------------------------------------------------------
 Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(6)
50,000         47,266

---------------

389,238

---------------
 Total Mortgage-Backed Obligations (Cost
$5,595,179)                                        5,638,948

---------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--17.3%
---------------------------------------------------------------------------------------------------------
 AGENCY--0.7%
 Federal National Mortgage Assn.:
 Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02 [AUD]
200,000        127,368
 Sr. Unsub. Nts., 6.375%, 8/15/07 [AUD]
205,000        124,852

---------------

252,220

---------------------------------------------------------------------------------------------------------
 TREASURY--16.6%
 U.S. Treasury Bonds:
 6%, 8/15/04(8)
340,000        340,850
 STRIPS, 5.97%, 11/15/18(8,9)
4,050,000      1,172,119
---------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.25%, 5/15/04
2,450,000      2,380,329
 5.625%, 11/30/00
600,000        600,000
 7%, 7/15/06
1,750,000      1,828,204

---------------

6,321,502

---------------
 Total U.S. Government Obligations (Cost
$6,719,340)                                        6,573,722

---------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--39.4%
---------------------------------------------------------------------------------------------------------
 ARGENTINA--3.5%
 Argentina (Republic of) Bonds:
 Bonos de Consolidacion de Deudas, Series I, 2.857%, 4/1/07(5) [ARP]
517,969        352,192
 Series D, Zero Coupon, 9.87%, 10/15/02(9)
160,000        120,800
---------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Nts., Series REGS, 11.75%, 2/12/07 [ARP]
765,000        663,969
---------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Series PBA1, 2.857%, 4/1/07(5) [ARP]
258,984        168,855
---------------------------------------------------------------------------------------------------------
 City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]
10,000          7,754

---------------

1,313,570

---------------------------------------------------------------------------------------------------------
 AUSTRALIA--0.4%
 Australia Postal Corp. Unsec. Unsub. Nts., 6%, 3/25/09 [AUD]
280,000        163,622


15  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED


FACE      MARKET VALUE

AMOUNT(1)     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 BRAZIL--3.4%
 Brazil (Federal Republic of) Bonds, 11.625%, 4/15/04                        $
65,000     $    62,094
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14
272,973         183,574
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds, 7%, 4/15/12(5)
850,000         556,750
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Eligible Interest Bonds, 6.937%, 4/15/06(5)
454,960         371,930
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Gtd. Bonds, 7%, 4/15/09(5)
158,000         116,130

---------------

1,290,478

---------------

---------------------------------------------------------------------------------------------------------
 BULGARIA--1.1%
 Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
 Tranche A, 2.75%, 7/28/12(10)
590,000         398,250
---------------------------------------------------------------------------------------------------------
 CANADA--1.0%
 Canada (Government of) Bonds, Series J24, 10.25%, 2/1/04
490,000         385,427
---------------------------------------------------------------------------------------------------------
 COLOMBIA--0.3%
 Colombia (Republic of) Nts., 8.625%, 4/1/08
70,000          59,937
---------------------------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Bonds, 10.875%, 3/9/04
60,000          60,375

---------------

120,312

---------------------------------------------------------------------------------------------------------
 ECUADOR--0.0%
 Ecuador (Republic of) Past Due Interest Bonds, 2/27/15(11)
76,847          16,522
---------------------------------------------------------------------------------------------------------
 GERMANY--2.5%
 Germany (Republic of) Bonds:
 6.25%, 4/26/06 [DEM]
460             517
 6.75%, 5/13/04 [DEM]
170,000         192,678
 Series 98, 5.25%, 1/4/08 [EUR]
480,000         506,042
 Zero Coupon, 5.63%, 7/4/27(9) [EUR]
520,000         108,254
---------------------------------------------------------------------------------------------------------
 Germany (Republic of) Stripped Bonds, Series JA24,
 Zero Coupon, 5.54%, 1/4/24(9) [EUR]
600,000         150,911

---------------

958,402

---------------------------------------------------------------------------------------------------------
 GREAT BRITAIN--1.0%
 United Kingdom Treasury Nts., 10%, 9/8/03 [GBP]
210,000         386,973
---------------------------------------------------------------------------------------------------------
 ITALY--2.2%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 9.50%, 2/1/06 [EUR]
555,000        716,192
 10.50%, 9/1/05 [ITL]
100,810        133,671

---------------

849,863


16  OPPENHEIMER WORLD BOND FUND


FACE      MARKET VALUE

AMOUNT(1)     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 IVORY COAST--1.3%
 Ivory Coast (Government of) Front Loaded Interest Reduction Bonds:
 2%, 3/29/18(10) [FRF]
2,215,000     $    81,634
 2%, 3/29/18(10)
715,000         180,537
---------------------------------------------------------------------------------------------------------
 Ivory Coast (Government of) Past Due Interest Bonds,
 Series F, 1.90%, 3/29/18(10) [FRF]
5,144,562         230,821

---------------

492,992

---------------------------------------------------------------------------------------------------------
 JAPAN--1.7%
 Japan (Government of) Bonds, Series 141, 6.50%, 6/20/01 [JPY]
60,000,000         632,254
---------------------------------------------------------------------------------------------------------
 JORDAN--1.4%
 Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(10)
90,000          56,925
---------------------------------------------------------------------------------------------------------
 Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%, 12/23/23(5)
680,000         457,300

---------------

514,225

---------------------------------------------------------------------------------------------------------
 MEXICO--1.3%
 Petroleos Mexicanos Debs., 14.50%, 3/31/06(6) [GBP]
100,000         185,422
---------------------------------------------------------------------------------------------------------
 United Mexican States Bonds, 11.375%, 9/15/16
300,000         321,375

---------------

506,797

---------------------------------------------------------------------------------------------------------
 NIGERIA--0.7%
 Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10
422,789         262,125
---------------------------------------------------------------------------------------------------------
 NORWAY--3.3%
 Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]
8,970,000       1,254,721
---------------------------------------------------------------------------------------------------------
 PANAMA--0.4%
 Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(5)
188,950         142,186
---------------------------------------------------------------------------------------------------------
 PERU--1.4%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(9)
1,247,337         547,269
---------------------------------------------------------------------------------------------------------
 POLAND--0.4%
 Poland (Republic of) Bonds, Series 1000, 13%, 10/12/00 [PLZ]
725,000         168,440
---------------------------------------------------------------------------------------------------------
 RUSSIA--1.7%
 Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(11)
1,840,000         170,775
---------------------------------------------------------------------------------------------------------
 Russia (Government of) Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03
90,000          55,125
---------------------------------------------------------------------------------------------------------
 Russia (Government of) Unsec. Bonds, 11%, 7/24/18
380,000         186,200
---------------------------------------------------------------------------------------------------------
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05
185,000          89,262
 12.75%, 6/24/28
240,000         126,972

---------------

628,334

---------------------------------------------------------------------------------------------------------
 SLOVAKIA--0.7%
 Vseobenona Uverova Banka Unsec. Sub. Nts., 7.011%, 12/28/06(5)
380,000         269,800


17  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

FACE     MARKET VALUE

AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 SOUTH AFRICA--1.7%
 South Africa (Republic of) Bonds:
 Series 150, 12%, 2/28/05 [ZAR]
190     $        29
 Series 153, 13%, 8/31/10 [ZAR]
2,986,000         439,009
 Series 175, 9%, 10/15/02 [ZAR]
1,300,000         189,216

---------------

628,254

---------------------------------------------------------------------------------------------------------
 SPAIN--1.2%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
 8.80%, 4/30/06 [EUR]
180,000         224,843
 10%, 2/28/05 [EUR]
180,000         231,499

---------------

456,342

---------------------------------------------------------------------------------------------------------
 THE NETHERLANDS--1.8%
 The Netherlands (Government of) Bonds:
 6%, 1/15/06 [EUR]
105,000         115,939
 7.75%, 3/1/05 [EUR]
480,000         570,117

---------------

686,056

---------------------------------------------------------------------------------------------------------
 TURKEY--0.9%
 Turkey (Republic of) Treasury Bills, Zero Coupon, 78.57%,
280,000,000,000         353,015
  8/23/00(9) [TRL]
---------------------------------------------------------------------------------------------------------
 VENEZUELA--3.5%
 Venezuela (Republic of) Disc. Bonds, Series DL, 6.312%, 12/18/07(5)
1,474,141       1,188,527
---------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
 Series A, 6.875%, 3/31/07(5)
178,571         142,411
---------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Unsec. Bonds, 13.625%, 8/15/18
15,000          13,762

---------------

1,344,700

---------------------------------------------------------------------------------------------------------
 VIETNAM--0.6%
 Vietnam (Government of) Bonds, 3%, 3/12/28(5)
740,000         228,475

---------------
 Total Foreign Government Obligations (Cost
$15,380,341)                                    14,999,404

---------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--4.6%
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
 Tranche 1, 6.812%, 9/4/06(5,6)
548,181         402,228
 Tranche A, 7.50%, 3/4/00(5,6)
20,000          19,700
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Trust III Nts., Tranche 3, 1.063%, 3/4/10(5,6)
23,800,000         110,037
   [JPY]
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(6) [JPY]
24,300,000         224,407
---------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement:
 Tranche A, 2.018%, 1/1/09(5) [JPY]
19,226,190         145,656
 Tranche B, 5.906%, 1/1/09(5,6)
52,941          48,772


18  OPPENHEIMER WORLD BOND FUND


FACE     MARKET VALUE

AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS Continued
---------------------------------------------------------------------------------------------------------
 PT Bank Negara Indonesia Gtd. Nts.:
 Series 3 yr., 9.156%, 8/25/01(5,6)                                          $
180,000      $  164,700
 Series 4 yr., 9.406%, 8/25/02(5,6)
90,000          79,650
---------------------------------------------------------------------------------------------------------
 PT Lippo Bank Nts.:
 8.906%, 8/25/00(5,6)
150,000         144,000
 9.156%, 8/25/01(5,6)
225,000         205,875
 9.406%, 8/25/02(5,6)
50,000          44,250
---------------------------------------------------------------------------------------------------------
 Trinidad & Tobago Loan Participation Agreement, Tranche A,
 1.148%, 9/30/00(5,6) [JPY]
19,108,944         166,627

---------------
 Total Loan Participations (Cost
$1,517,441)                                                 1,755,902

---------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--9.1%
---------------------------------------------------------------------------------------------------------
 CHEMICALS--1.1%
 Reliance Industries Ltd., 10.25% Unsec. Debs., Series B, 1/15/2097
520,000         419,819
---------------------------------------------------------------------------------------------------------
 ENERGY--0.8%
 Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(7)
250,000         127,657
---------------------------------------------------------------------------------------------------------
 Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08
200,000         188,347

---------------

316,004

---------------------------------------------------------------------------------------------------------
 FINANCIAL--4.5%
 AB Spintab, 5.50% Bonds, Series 169, 9/17/03 [SEK]
900,000         107,791
---------------------------------------------------------------------------------------------------------
 Allgemeine Hypobk AG, 5% Sec. Nts., Series 501, 9/2/09 [EUR]
50,000          49,959
---------------------------------------------------------------------------------------------------------
 Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(6,11) [IDR]
850,000,000          18,681
---------------------------------------------------------------------------------------------------------
 Bayerische Vereinsbank AG, 5% Sec. Nts., Series 661, 7/28/04 [EUR]
480,614         504,315
---------------------------------------------------------------------------------------------------------
 Dresdner Funding Trust II, 5.79% Sub. Nts., 6/30/11(6) [EUR]
270,000         260,554
---------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.875% Sr. Unsec. Nts., 6/7/02 [GBP]
290,000         476,480
---------------------------------------------------------------------------------------------------------
 KBC Bank Funding Trust IV, 8.22% Nts., 11/29/49(10,12) [EUR]
90,000          96,601
---------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(7,11)
185,000           6,937
---------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa:
 11% Nts., 6/18/03(6,11)
50,000           6,500
 20% Nts., 3/6/00(11) [IDR]
1,000,000,000          19,048
 24% Nts., 6/19/03(11) [IDR]
492,900,000           9,389
---------------------------------------------------------------------------------------------------------
 SanLuis Corp., SA DE CV, 8.875% Sr. Unsec. Nts., 3/18/08
190,000         165,300

---------------

1,721,555

---------------------------------------------------------------------------------------------------------
 GAMING/LEISURE--0.0%
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(11)
2,000              --
---------------------------------------------------------------------------------------------------------
 HOUSING--0.2%
 Internacional de Ceramica SA, 9.75% Unsec. Unsub. Nts., 8/1/02(7)
90,000          63,225


19  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

FACE     MARKET VALUE

AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--2.1%
 Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(13) [DEM]
200,000      $   68,252
---------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09(7) [EUR]
275,000         296,279
---------------------------------------------------------------------------------------------------------
 NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series B, 4/1/08 [GBP]
65,000         104,792
---------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/9.875% Sr. Nts., 4/15/09(7,13) [GBP]
320,000         317,678

---------------

787,001

---------------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.4%
 General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04 [GBP]
60,000          96,928
---------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(6)
188,587          66,477

---------------

163,405

---------------
 Total Corporate Bonds and Notes (Cost
$4,166,054)                                           3,471,009
                                                                           SHARES
---------------------------------------------------------------------------------------------------------
 COMMON STOCKS--0.1%
---------------------------------------------------------------------------------------------------------
 Optel, Inc.(14)
45              --
---------------------------------------------------------------------------------------------------------
 Price Communications Corp.(14)
1,105          24,035

---------------
 Total Common Stocks (Cost
$11)                                                                 24,035
                                                                            UNITS
---------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03
206              --
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03(6)
119               1
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 9/1/04(6)
350             372
---------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05
495           5,514
---------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(6)
50             607
---------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(6)
100           4,275
---------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 6/30/05(6)
640             160

---------------
 Total Rights, Warrants and Certificates (Cost
$1,731)                                          10,929
                                                                                FACE

AMOUNT(1)
---------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS--14.7%
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Argentine Peso Linked Nts., 14.50%, 1/14/00   $
390,000         390,156
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Brazilian Real Linked Nts., 23.75%, 10/25/00
190,000         190,000
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Mexican Peso Linked Nts.:
 26.10%, 10/29/01 [MXN]
1,828,750         192,168
 27.40%, 9/20/01
338,000         347,802
 28.60%, 9/13/01
380,000         392,084
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indian Rupee/Japanese Yen Linked Nts., Zero Coupon,
 12.73%, 8/17/01(9)
425,000         309,315


20  OPPENHEIMER WORLD BOND FUND


FACE     MARKET VALUE

AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS Continued
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesian Rupiah Floating Linked Nts.,
 13.86%, 8/3/00                                                        $
230,000   $     227,861
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesian Rupiah Linked Nts., 13.667%, 6/30/00
275,000         267,273
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, New York, Philippine Peso/Japanese Yen
 Linked Nts., 10.55%, 5/12/00
320,000         258,528
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Russian OFZ Linked Nts.:
 Series 25030, Zero Coupon, 146.53%, 12/15/01(9) [RUR]
259,000           1,230
 Series 27001, 25%, 2/6/02(5) [RUR]
75,800             677
 Series 27002, 25%, 5/22/02(5) [RUR]
75,800             633
 Series 27003, 25%, 6/5/02(5) [RUR]
75,800             630
 Series 27004, 25%, 9/18/02(5) [RUR]
75,800             592
 Series 27005, 25%, 10/9/02(5) [RUR]
75,800             574
 Series 27006, 25%, 1/22/03(5) [RUR]
75,800             546
 Series 27007, 25%, 2/5/03(5) [RUR]
75,800             544
 Series 27008, 25%, 5/21/03(5) [RUR]
75,800             523
 Series 27009, 25%, 6/4/03(5) [RUR]
75,800             513
 Series 27010, 25%, 9/17/03(5) [RUR]
75,800             508
 Series 27011, 25%, 10/8/03(5) [RUR]
75,800             486
 Series 28001, 25%, 1/21/04(5) [RUR]
75,800             488
---------------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc. Russian OFZ Linked Nts., Series L:
 25%, 2/6/02(5) [RUR]
68,820           1,230
 25%, 5/22/02(5) [RUR]
68,820           1,150
 25%, 6/5/02(5) [RUR]
68,820           1,144
 25%, 9/18/02(5) [RUR]
68,820           1,074
 25%, 10/9/02(5) [RUR]
68,820           1,041
 25%, 1/22/03(5) [RUR]
68,820             991
 25%, 2/5/03(5) [RUR]
68,820             989
 25%, 5/21/03(5) [RUR]
68,820             949
 25%, 6/4/03(5) [RUR]
68,820             932
 25%, 9/17/03(5) [RUR]
68,820             923
 25%, 10/8/03(5) [RUR]
68,820             883
 25%, 1/21/04(5) [RUR]
68,820             886
 Zero Coupon, 53.77%, 12/15/01(9) [RUR]
235,000           2,233
---------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc. Turkey Treasury Bond Linked Nts.:
 87.283%, 1/7/01(5) [TRL]
185,000,000,000         446,675
 87.282%, 1/9/01(5) [TRL]
175,100,000,000         422,772
---------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bill Linked Nts.,
 92.10%, 8/24/00(5)
500,000         446,460
---------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bond Linked Nts.,
 87.283%, 1/7/01(5) [TRL]
222,908,218,827         541,463
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Argentine Peso Linked Nts.:
 13.512%, 3/10/00
388,000         391,414
 15.10%, 1/18/00
195,000         197,360
 16.10%, 3/3/00
200,000         203,660
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Indonesian Rupiah Linked Nts.,
 18.19%, 8/18/00
200,000         239,840
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Philippine Peso/Japanese Yen Linked Nts.,
 16.04%, 5/10/00
150,000         111,840

---------------
 Total Structured Instruments (Cost
$5,864,265)                                              5,599,040


21  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

MARKET VALUE
                                                  DATE         STRIKE
CONTRACTS        SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 OPTIONS PURCHASED--0.1%
---------------------------------------------------------------------------------------------------------
 European Monetary Unit Call Opt.              12/2/99      EUR 1.071
2,740,000      $   19,098
---------------------------------------------------------------------------------------------------------
 Hong Kong Dollar Put Opt.                     1/11/00      HKD 7.894
2,368,200              54
---------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.(6)                     1/24/00     JPY 99.000
82,000,000          10,380

---------------
 Total Options Purchased (Cost
$79,397)                                                         29,532
                                                                                FACE

AMOUNT(1)
---------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--0.3%
---------------------------------------------------------------------------------------------------------
 Repurchase agreement with First Chicago Capital Markets,
 5.20%, dated 10/29/99, to be repurchased at $100,043 on 11/1/99, collateralized by U.S. Treasury Nts., 4.875%-8%, 7/31/00-11/15/28,
 with a value of $53,671 and U.S. Treasury Bonds, 7.125%-11.75%,
 2/15/01-2/15/23, with a value of $48,402 (Cost $100,000)
$100,000         100,000
---------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $39,423,759)
100.4%     38,202,521
---------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS
(0.4)       (138,723)

----------------------------------
 NET ASSETS
100.0%    $38,063,798

----------------------------------

----------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
 ARP   Argentine Peso                     ITL   Italian Lira
 AUD   Australian Dollar                  JPY   Japanese Yen
 CAD   Canadian Dollar                    MXN   Mexican Nuevo Peso
 DEM   German Mark                        NOK   Norwegian Krone
 DKK   Danish Krone                       PLZ   Polish Zloty
 EUR   Euro                               RUR   Russian Ruble
 FRF   French Franc                       SEK   Swedish Krona
 GBP   British Pound Sterling             TRL   Turkish Lira
 IRD   Indonesian Rupiah                  ZAR   South African Rand

 2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
 3. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                  CONTRACTS     EXPIRATION     EXERCISE
PREMIUM    MARKET VALUE
                             SUBJECT TO PUT           DATE        PRICE
RECEIVED      SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 Polish Zloty Put Opt.            2,319,290        11/4/99    PLZ 4.179
$12,682          $6,503

 4. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
 5. Represents the current interest rate for a variable rate security.
 6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
 7.  Represents   securities  sold  under  Rule  144A,  which  are  exempt  from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,007,987 or 2.65% of the Fund's net assets as of October 31, 1999.


22  OPPENHEIMER WORLD BOND FUND

 FOOTNOTES TO STATEMENT OF INVESTMENTS CONTINUED

 8. Securities with an aggregate market value of $1,512,969 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
 9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
 10. Represents the current interest rate for an increasing rate security.
 11. Non-income-producing--issuer is in default.
 12. When-issued security to be delivered and settled after October 31, 1999.
 13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
 14. Non-income-producing security.

 DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION                                               MARKET
VALUE         PERCENT
---------------------------------------------------------------------------------------------------------
 United States
$12,850,553            33.6%
 Argentina
2,496,159             6.5
 Turkey
2,210,385             5.8
 Germany
1,773,229             4.6
 Mexico
1,733,853             4.5
 Brazil
1,480,479             3.9
 Indonesia
1,434,004             3.8
 Venezuela
1,344,700             3.5
 Norway
1,254,721             3.3
 Italy
849,862             2.2
 Algeria
756,373             2.0
 India
729,134             1.9
 Great Britain
704,652             1.9
 The Netherlands
686,056             1.8
 Russia
650,704             1.7
 Japan
632,254             1.7
 South Africa
628,254             1.7
 Peru
547,269             1.4
 Poland
532,971             1.4
 Jordan
514,225             1.4
 Ivory Coast
492,992             1.3
 Spain
456,342             1.2
 Australia
415,842             1.1
 Bulgaria
398,250             1.0
 Canada
389,702             1.0
 Philippines
370,368             1.0
 Slovakia
269,800             0.7
 Nigeria
262,125             0.7
 Denmark
233,264             0.6
 Vietnam
228,475             0.6
 Morocco
194,429             0.5
 Trinidad & Tobago
166,626             0.4
 Panama
142,186             0.4
 Chile
127,657             0.3
 Colombia
120,313             0.3
 Sweden
107,791             0.3
 Ecuador
16,522             0.0

----------------------------------
 Total
$38,202,521           100.0%

----------------------------------

----------------------------------

 See accompanying Notes to Financial Statements.


23  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------
 Investments, at value (cost $39,423,759)--see accompanying
statement                     $ 38,202,521
---------------------------------------------------------------------------------------------------------

Cash
172,287
---------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency exchange
contracts                                 14,225
---------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal
paydowns                                                    423,654
 Investments
sold
120,460
 Shares of beneficial interest
sold                                                             31,385
 Closed foreign currency exchange
contracts                                                     11,462
 Daily variation on futures
contracts                                                           11,415

Other
727

----------------
 Total
assets
38,988,136

---------------------------------------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency exchange
contracts                                    499
---------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $12,682)--see accompanying
statement               6,503
---------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $94,599 purchased on a when-issued
basis)                    485,948

Dividends
211,250
 Trustees'
compensation
87,724
 Shareholder
reports
61,476
 Shares of beneficial interest
redeemed                                                         11,219
 Transfer and shareholder servicing agent
fees                                                   9,704
 Daily variation on futures
contracts                                                            7,586
 Distribution and service plan
fees                                                              6,847
 Closed foreign currency exchange
contracts                                                      6,558

Other
29,024
---------------------------------------------------------------------------------------------------------
 Total
liabilities
924,338

---------------------------------------------------------------------------------------------------------
 NET
ASSETS
$38,063,798

----------------

----------------
---------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
 Par value of shares of capital
stock                                                      $    53,589
---------------------------------------------------------------------------------------------------------
 Additional paid-in
capital                                                                 48,198,308
---------------------------------------------------------------------------------------------------------
 Overdistributed net investment
income                                                        (139,724)
---------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions             (8,851,817)
---------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                              (1,196,558)

----------------
 Net
assets
$38,063,798

----------------

----------------


24  OPPENHEIMER WORLD BOND FUND

---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net  asset  value and  redemption  price  per  share  (based  on net  assets of
 $34,552,699 and 4,864,741 shares of beneficial interest
outstanding)                            $7.10
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering
price)                                                                     $7.45
---------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales  charge) and offering  price per share (based on net assets of $2,735,839 and 384,952 shares of beneficial interest
outstanding)                                          $7.11
---------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $775,260 and
 109,210 shares of beneficial interest
outstanding)                              $7.10

See accompanying Notes to Financial Statements.


25  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
 Interest (net of foreign withholding taxes of
$8,265)                                     $ 5,031,533
---------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of
$115)                                              635

----------------
 Total
income
5,032,168

---------------------------------------------------------------------------------------------------------
 EXPENSES
---------------------------------------------------------------------------------------------------------
 Management
fees
292,706
---------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class
A
66,179
 Class
B
16,023
 Class
C
8,083
---------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent
fees                                                 101,006
---------------------------------------------------------------------------------------------------------
 Shareholder
reports
100,022
---------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional
fees                                                    36,907
---------------------------------------------------------------------------------------------------------
 Trustees'
compensation
32,294
---------------------------------------------------------------------------------------------------------
 Custodian fees and
expenses                                                                    19,694
---------------------------------------------------------------------------------------------------------

Other
24,001

----------------
 Total
expenses
696,915
 Less expenses paid
indirectly                                                                  (6,399)

----------------
 Net
expenses
690,516

---------------------------------------------------------------------------------------------------------
 Net Investment
Income
4,341,652

---------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:

Investments
(1,206,355)
 Closing of futures
contracts                                                                  (70,067)
 Closing and expiration of option contracts
written                                            115,591
 Foreign currency
transactions
(1,737,306)

----------------
 Net realized
loss
(2,898,137)

---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:

Investments
1,224,060
 Translation of assets and liabilities denominated in foreign
currencies                        (2,778)

----------------
 Net
change
1,221,282

----------------
 Net realized and unrealized
loss                                                           (1,676,855)

---------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                       $2,664,797

----------------

----------------

 See accompanying Notes to Financial Statements.


26  OPPENHEIMER WORLD BOND FUND

 STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED OCTOBER 31,
1999            1998
---------------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------------
 Net investment income                                                     $
4,341,652     $ 4,368,356
---------------------------------------------------------------------------------------------------------
 Net realized loss
(2,898,137)     (3,053,977)
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation
1,221,282      (2,480,858)

----------------------------------
 Net increase (decrease) in net assets resulting from operations
2,664,797      (1,166,479)

---------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A
(2,671,354)     (3,921,503)
 Class B
(69,360)         (8,405)
 Class C
(50,388)         (6,104)
---------------------------------------------------------------------------------------------------------
 Tax return of capital:
 Class A
(1,017,454)       (313,635)
 Class B
(80,561)         (7,511)
 Class C
(22,828)         (4,729)

---------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------
 Net  increase  (decrease)  in net assets  resulting  from  beneficial  interest transactions:
 Class A
(3,211,011)    (10,446,596)
 Class B
1,832,386         963,214
 Class C
219,731         600,668

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------
 Total decrease
(2,406,042)    (14,311,080)
---------------------------------------------------------------------------------------------------------
 Beginning of period
40,469,840      54,780,920

----------------------------------
 End of period [including undistributed (overdistributed) net investment income of $(139,724) and $56,324, respectively]
$38,063,798     $40,469,840

----------------------------------

----------------------------------

 See accompanying Notes to Financial Statements.


27  OPPENHEIMER WORLD BOND FUND

 FINANCIAL HIGHLIGHTS


 CLASS A      YEAR ENDED OCTOBER 31,               1999        1998
1997        1996        1995
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $7.33       $8.28
$8.31       $7.91       $7.93
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .80         .72
 .72         .73         .71
 Net realized and unrealized gain (loss)           (.31)       (.97)
(.08)        .34        (.05)

-----------------------------------------------------------
 Total income (loss) from investment operations     .49        (.25)
 .64        1.07         .66
-----------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              (.51)       (.64)
(.67)       (.67)       (.68)
 Tax return of capital                             (.21)       (.06)
--          --          --

-----------------------------------------------------------
 Total dividends and distributions
 to shareholders                                   (.72)       (.70)
(.67)       (.67)       (.68)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $7.10       $7.33
$8.28       $8.31       $7.91

-----------------------------------------------------------

-----------------------------------------------------------
 Market value, end of period                        N/A         N/A
$8.06       $7.50       $7.00

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)               7.07%      (3.25)%
7.94%      14.14%       8.81%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                   N/A         N/A
16.42%      16.40%       9.09%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $34,553     $38,950     $54,781
$54,962     $52,340
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $36,620     $48,542     $55,339
$53,309     $51,207
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                            11.16%       8.94%
8.65%       9.04%       9.20%
 Expenses, before indirect expenses                1.74%       1.56%(4)
1.20%(4)    1.28%(4)    1.24%(4)
 Expenses, after indirect expenses                 1.72%        N/A
N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                         237%        344%
289%        261%        344%


 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio  reflects the effect of expenses paid  indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

 See accompanying Notes to Financial Statements.


28  OPPENHEIMER WORLD BOND FUND


 CLASS B        YEAR ENDED OCTOBER 31,
1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period
$7.34           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
 .72             .25
 Net realized and unrealized gain (loss)
(.29)           (.73)

----------------------------
 Total income (loss) from investment operations
 .43            (.48)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income
(.45)           (.27)
 Tax return of capital
(.21)           (.06)

----------------------------
 Total dividends and distributions
 to shareholders
(.66)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period
$7.11           $7.34

----------------------------

----------------------------
 Market value, end of period
N/A             N/A

----------------------------

----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)
6.22%          (5.93)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)
N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
$2,736            $933
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)
$1,607            $340
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:(3)
 Net investment income
10.81%          10.97%(7)
 Expenses, before indirect expenses
2.49%           2.74%(4,7)
 Expenses, after indirect expenses
2.47%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)
237%            344%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio  reflects the effect of expenses paid  indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls. 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.

 See Accompanying Notes to Financial Statements.


29  OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS  CONTINUED


 CLASS C        YEAR ENDED OCTOBER 31,
1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period
$7.33           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
 .75             .34
 Net realized and unrealized gain (loss)
(.31)           (.83)

----------------------------
 Total income (loss) from investment operations
 .44            (.49)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income
(.46)           (.27)
 Tax return of capital
(.21)           (.06)

----------------------------
 Total dividends and distributions to shareholders
(.67)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period
$7.10           $7.33

----------------------------

----------------------------
 Market value, end of period
N/A             N/A

----------------------------

----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)
6.24%          (6.09)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)
N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
$775            $587
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)
$809            $253
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income
10.14%           9.24%(7)
 Expenses, before indirect expenses
2.54%           2.62%(4,7)
 Expenses, after indirect expenses
2.52%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)
237%            344%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio  reflects the effect of expenses paid  indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls. 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.

 See Accompanying Notes to Financial Statements.


30  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer World Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of October 31, 1999, the market value of these securities comprised 12.88% of the Fund's net assets and resulted in realized and unrealized losses of $778,140. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


31  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of October 31, 1999, the Fund had entered into net outstanding when-issued or forward commitments of $94,599.
      In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 1999, securities with an aggregate market value of $247,852, representing 0.65% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



32  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $8,678,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $11,070 was made for the Fund's projected benefit obligations and payments of $1,928 were made to retired trustees, resulting in an accumulated liability of $87,268 as of October 31, 1999.
      The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


33  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,746,598. Accumulated net realized loss on investments has decreased by the same amount. As noted in the Statements of Changes in Net Assets, the Fund realized a tax return of capital of $1,120,843.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


34  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the year ended October 31, 1999, were as follows:

                                         YEAR ENDED OCTOBER 31, 1999       YEAR
ENDED OCTOBER 31, 1998
                                             SHARES           AMOUNT
SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
 CLASS A:
 Sold                                       390,587      $ 2,817,009
286,833     $  2,178,396
 Dividends and/or
 distributions reinvested                   163,761        1,175,569
74,607          566,615
 Redeemed                                (1,001,683)      (7,203,589)
(1,664,869)     (13,191,607)

-----------------------------------------------------------------
 Net decrease                              (447,335)     $(3,211,011)
(1,303,429)    $(10,446,596)

-----------------------------------------------------------------

-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 CLASS B:
 Sold                                       361,517      $ 2,585,614
131,607     $    995,498
 Dividends and/or
 distributions reinvested                    13,053           93,470
1,934           14,358
 Redeemed                                  (116,778)        (846,698)
(6,381)         (46,642)

-----------------------------------------------------------------
 Net increase                               257,792      $ 1,832,386
127,160     $    963,214

-----------------------------------------------------------------

-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 CLASS C:
 Sold                                       102,151      $   744,459
118,968     $    899,891
 Dividends and/or
 distributions reinvested                     4,047           29,065
738            5,675
 Redeemed                                   (77,118)        (553,793)
(39,576)        (304,898)

-----------------------------------------------------------------
 Net increase                                29,080      $   219,731
80,130     $    600,668

-----------------------------------------------------------------

-----------------------------------------------------------------

--------------------------------------------------------------------------------
 3. UNREALIZED GAINS AND LOSSES ON SECURITIES

 As of October 31, 1999, net unrealized depreciation on securities and options written of $1,215,065 was composed of gross appreciation of $1,097,416, and gross depreciation of $2,312,481.


35  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended October 31, 1999 was 0.75% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE           CLASS A      COMMISSIONS
COMMISSIONS       COMMISSIONS
                       FRONT-END         FRONT-END       ON CLASS A       ON CLASS
B        ON CLASS C
                   SALES CHARGES     SALES CHARGES           SHARES
SHARES            SHARES
                      ON CLASS A       RETAINED BY      ADVANCED BY      ADVANCED
BY       ADVANCED BY
 YEAR ENDED               SHARES       DISTRIBUTOR   DISTRIBUTOR(1)
DISTRIBUTOR(1)    DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
 October 31, 1999        $47,476           $21,352           $3,929
$77,474            $4,241

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   CLASS A                       CLASS
B                       CLASS C
                       CONTINGENT DEFERRED           CONTINGENT DEFERRED
CONTINGENT DEFERRED
                             SALES CHARGES                 SALES
CHARGES                 SALES CHARGES
 YEAR ENDED        RETAINED BY DISTRIBUTOR       RETAINED BY DISTRIBUTOR
RETAINED BY DISTRIBUTOR
---------------------------------------------------------------------------------------------------------
 October 31, 1999                      $--
$2,744                        $1,245

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


36  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $66,179, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:


DISTRIBUTOR'S         DISTRIBUTOR'S

AGGREGATE          UNREIMBURSED

UNREIMBURSED         EXPENSES AS %
                         TOTAL PAYMENTS       AMOUNT RETAINED
EXPENSES         OF NET ASSETS
                             UNDER PLAN        BY DISTRIBUTOR         UNDER
PLAN              OF CLASS
---------------------------------------------------------------------------------------------------------
 Class B Plan                   $16,023               $15,054
$103,357                  3.78%
 Class C Plan                     8,083                 6,074
7,063                  0.91


37  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities  denominated  in  foreign  currency  to cover net  exposure  on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

 As of October 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                       CONTRACT   VALUATION AS
OF    UNREALIZED    UNREALIZED
 CONTRACT DESCRIPTION           EXPIRATION DATES  AMOUNT (000S)  OCTOBER 31, 1999
APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro (EUR)                             11/10/99          EUR90        $
94,664      $     --          $ 79
 Euro (EUR)                    11/19/99-11/24/99         EUR506
532,534         2,540            --
 Japanese Yen (JPY)                      12/6/99     JPY183,000
1,763,465         4,779            --

-------------------------

7,319            79

-------------------------
 CONTRACTS TO SELL
 Australian Dollar (AUD)                11/17/99         AUD475
302,782         4,833            --
 British Pound Sterling (GBP)  11/19/99-12/13/99         GBP480
787,727            --           420
 Euro (EUR)                             11/10/99          EUR86
90,638            78            --
 Japanese Yen (JPY)                     11/24/99      JPY27,040
260,023         1,995            --

-------------------------

6,906           420

-------------------------
 Total Unrealized Appreciation and
Depreciation                                         $14,225          $499

-------------------------

-------------------------


38  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 6. FUTURES CONTRACTS

 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of October 31, 1999, the Fund had outstanding futures contracts as follows:


UNREALIZED
                                  EXPIRATION      NUMBER OF      VALUATION AS
OF       APPRECIATION
 CONTRACT DESCRIPTION                   DATE      CONTRACTS     OCTOBER 31,
1999     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro-Bobl                           12/8/99              2           $
219,407            $ 1,482
 Euro-Bund                           12/8/99              4
445,204             10,301
 Euro-Schatz                         12/8/99             10
1,085,576              4,310
 U.S. Long Bond                     12/20/99              4
454,375             (7,969)

----------

8,124

----------
 CONTRACTS TO SELL
 Japanese Bond, 10 yr.                3/9/00              1
1,254,599              1,437
 U.K. Long Gilt                     12/24/99              1
177,135             (2,904)
 U.S. Treasury Nts., 10 yr.         12/20/99              1
109,719               (586)

----------

(2,053)

----------

$ 6,071

----------

----------


39  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 7. OPTION ACTIVITY

 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended October 31, 1999, was as follows:

                                             CALL OPTIONS                   PUT
OPTIONS
                             ----------------------------
-----------------------------
                                NUMBER OF       AMOUNT OF      NUMBER OF
AMOUNT OF
                                  OPTIONS        PREMIUMS        OPTIONS
PREMIUMS
-----------------------------------------------------------------------------------------
 Options outstanding as of
 October 31, 1998             216,915,000      $   53,812        600,989     $
46,740
 Options written              297,846,846         128,948    235,314,827
165,099
 Options closed or expired   (298,091,203)       (101,699)  (232,257,209)
(139,728)
 Options exercised           (216,670,643)        (81,061)    (1,339,317)
(59,429)

------------------------------------------------------------
 Options outstanding as of
 October 31, 1999                      --      $       --      2,319,290     $
12,682

------------------------------------------------------------

------------------------------------------------------------


40  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 8. ILLIQUID OR RESTRICTED SECURITIES

 As of October 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1999, was $3,191,383, which represents 8.38% of the Fund's net assets.
--------------------------------------------------------------------------------
 9. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended October 31, 1999.


41  OPPENHEIMER WORLD BOND FUND

                                       A-6
Appendix A

--------------------------------------------------------------------------------
                               RATINGS DEFINITIONS
--------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

                         Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

                        Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

                                              Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


                        Standard & Poor's Rating Services
-------------------------------------------------------------------------------

                            Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

                                                Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

                            Fitch IBCA, Inc.
--------------------------------------------------------------------------------

                            International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3:   Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.
B:    Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

                            Duff & Phelps Credit Rating Co. Ratings
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

            High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                       B-1
Appendix B

--------------------------------------------------------------------------------
                           Industry Classifications
--------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                      C-11
    Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (7) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (8) non-qualified deferred compensation plans, (9) employee benefit plans3 (10) Group Retirement Plans4 (11) 403(b)(7) custodial plan accounts (12) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
         IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
4. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
5. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
6. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
7. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.
I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."13 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(4)   buys shares costing $500,000 or more, or
(5) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(6) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(4) The record  keeping is performed by Merrill  Lynch Pierce Fenner &
          Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and
          (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(5) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(6) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

II.  Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):

|_|       The Manager or its affiliates.
|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(10) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(11)  To return excess contributions.
(12)  To return contributions made due to a mistake of fact.
(13)  Hardship withdrawals, as defined in the plan.14
14 This provision does not apply to IRAs.


Under a Qualified Domestic
              Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in
              Section 71(b) of the Internal Revenue Code.
(14) To meet the minimum distribution requirements of the Internal Revenue Code.

(15) To make  "substantially  equal  periodic  payments"  as  described  in
     Section 72(t) of the Internal Revenue Code.

(16)  For loans to participants or beneficiaries.
(17)  Separation from service.15
15 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

     III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

    The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|-|

      Distributions  from Retirement  Plans or other employee  benefit plans for any of the following purposes:
(14)        Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(15)  To return excess contributions made to a participant's account.
(16)  To return contributions made due to a mistake of fact.
(17)  To make hardship withdrawals, as defined in the plan.16
16 This provision does not apply to IRAs.

(18) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(19) To meet the minimum distribution requirements of the Internal Revenue Code.

(20) To make  "substantially  equal  periodic  payments"  as  described  in
     Section 72(t) of the Internal Revenue Code.

(21)  For loans to participants or beneficiaries.17
17 This  provision does not apply to loans from 403(b)(7)  custodial  plans.

18 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(22)  On account of the participant's separation from service.18
17 This  provision does not apply to loans from 403(b)(7)  custodial  plans.

18 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(23) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(24) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(25) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(26) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(27) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
      |_|Redemptions  of Class B shares  or  Class C shares  under an  Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of  reorganization  to which the Fund is a party.

|_| Shares  sold to  present or former  officers,  directors,  trustees  or employees (and their "immediate families" as defined above in Section I.A.)
     of  the  Fund,  the  Manager  and  its  affiliates  and  retirement   plans
     established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.    Oppenheimer Quest Small Cap
                                        Value Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value
                                      Fund
  Oppenheimer Quest Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government        Quest for Value New York Tax-Exempt
Income Fund                              Fund
  Quest for Value Investment Quality     Quest for Value National Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X|         Reduced Class A Initial Sales Charge Rates for Certain Former
Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                     Initial Sales       Initial Sales
Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer           2.50%               2.56%               2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At least 10 but not  2.00%               2.04%               1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_|   redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account         Connecticut Mutual Total Return
                                            Account
  Connecticut Mutual Government Securities  CMIA LifeSpan Capital Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (3) persons whose purchases of Class A shares of a Fund and other Former
           Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(4) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.
      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

(7) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(8) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(9)   Directors of the Fund or any one or more of the Former Connecticut Mutual
              Funds and members of their immediate families;
(10)  employee benefit plans sponsored by Connecticut Mutual Financial Services,
              L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(11) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(12) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (10) by the estate of a deceased shareholder;
(11) upon the disability of a shareholder, as defined in Section 72(m)(7) of the
           Internal Revenue Code;
(12) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(13)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
(14) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(15) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(16) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(17) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(18) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

      VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

    Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

            VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

42



--------------------------------------------------------------------------------
Oppenheimer World Bond Fund
--------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.525.7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
     Mayer, Brown & Platt
     1675 Broadway
     New York, NY 10019-5820




PX705.0200

    At a meeting held on April
        13, 2000, the Board of
 Trustees of Oppenheimer World
                     Bond Fund
     approved a reorganization
     transaction that will, if
     approved by shareholders,
 result in the transfer of the
     net assets of Oppenheimer
            World Bond Fund to
     Oppenheimer International
      Fund, in exchange for an
      equal value of shares of
     Oppenheimer International
     Bond Fund.  The shares of
     Oppenheimer International
        Bond Fund will then be
    distributed to Oppenheimer
  World Bond Fund shareholders
    and Oppenheimer World Bond
      Fund will be liquidated.
       The pro forma financial
    statements reflect the (i)
         Combined Statement of
   Investments as of September
       30, 2000; (ii) Combined
      Statements of Assets and
                   Liabilities
 as of September 30, 2000; and
  (iii) Combined Statements of
            Operations for the
     twelve-month period ended
           September 30, 2000.


           Pro Forma Combining
      Statements of Assets and
     Liabilities September 30,
                                                                            2000
     Oppenheimer International
     Bond Fund and Oppenheimer
               World Bond Fund



Pro Forma
                                                        Oppenheimer
Oppenheimer                                         Combined
                                                    International         World
Bond                   ProForma             Oppenheimer
                                                      Bond Fund            Fund
(1)                  Adjustments        International Bond

Fund
                                                         (Audited)
(Unaudited)                                        (Unaudited)

-------------------------------------------------------------------------------
                                                                         ASSETS:
 Investments, at value (cost*)                            $223,232,241
$45,960,474                                      $269,192,715

                          Cash
351,989                66,914                                          $418,903
     Cash - foreign currencies
937,567                     -                                          $937,567
                     (cost **)
 Cash - collateral for futures
410,000                     -                                          $410,000
    Unrealized appreciation on
103,418               105,281                                          $208,699
    foreign currency contracts
                  Receivables:
              Investments sold
-               109,234                                          $109,234
       Interest, dividends and
4,747,027               671,344                                       $5,418,371
            principal paydowns
          Shares of beneficial
277,576                81,699                                          $359,275
interest or capital stock sold
                         Other
3,425                   401                                            $3,826

--------------------------------------------------------------------------------
                  Total assets                            $230,063,243
$46,995,347                                      $277,058,590

-----------------------------------------------------------=====================
                  LIABILITIES:                                       .
    Unrealized depreciation on
254,961                29,160                                           284,121
    foreign currency contracts
       Closed foreign currency
249,618                     -                                           249,618
                     contracts
     Options written, at value
220,537                22,807                                           243,344
       (premiums received ***)
    see accompanying statement
    Daily variation on futures
26,248                 2,880                                            29,128
                     contracts
            Payables and other
                  liabilities:
         Investments purchased
795,117               209,652                                         1,004,769
                     Dividends
687,702               272,159                                           959,861
          Shares of beneficial
717,385                19,041                                           736,426
     interest or capital stock
                      redeemed
      Trustees' and Directors'
1,571                73,672                                            75,243
                                                                            fees
       Legal and auditing fees
-                33,161                                            33,161
     Distributions and service
146,250                24,351                                           170,601
                     plan fees
      Transfer and shareholder
-                37,312                                            37,312
          servicing agent fees
                         Other
101,249                25,149                                           126,398

---------------------------------------------------------------------

---------------------
             Total liabilities3,200,638               749,344         3,949,982

--------------------------------------------------------------------------------
                    NET ASSETS                            $226,862,605
$46,246,003                                      $273,108,608

================================================================================
    COMPOSITION OF NET ASSETS:
               Paid-in capital
286,287,868             66,127                57,038,799             343,392,794
        Par value of shares of
57,038,799              (57,038,799)                       -
                 capital stock
    Additional paid-in
capital
-                                                 -
           Overdistributed net
(565,330)               188,228                                        (377,102)
             investment income
 Accumulated net realized loss
          from investments and
              foreign currency                            (50,944,836)
(10,507,597)                                      (61,452,433)
                  transactions
   Net unrealized appreciation
  (depreciation)on investments
               and translation
     of assets and liabilities                             (7,915,097)
(539,554)                                       (8,454,651)
        denominated in foreign
                    currencies

--------------------------------------------------------------------------------
                    NET ASSETS                            $226,862,605
$46,246,003                         -            $273,108,608

================================================================================













----------------------------------------------------------------------------
-------------------------------------------------------------------


Pro Forma
                                                        -----------
___________                                         Combined
                                                       --------------
__________                   ProForma             ___________
                                                         ---------
________                  Adjustments

-----------------------

--------------------------------------------------------------------------------
     Net Asset Value Per Share
               Class A Shares:
           Net asset value and
    redemption price per share
       (based on net assets of
 $100,928,119, $37,147,409 and
  $138,075,528 and 24,106,571,
      5,311,563 and 32,972,301
 shares of beneficial interest
 or capital shares outstanding
                                                                             for
     Oppenheimer International
  Bond Fund, Oppenheimer World
                                                                            Bond
 Fund and Combined Oppenheimer
$4.19                 $6.99                                             $4.19
      International Bond Fund,
                 respectively)

    Maximum offering price per
   share (net asset value plus
         sales charge of 4.75%
            of offering price)
$4.40                 $7.34                                             $4.40

               Class B Shares:
           Net asset value and
    redemption price per share
       (based on net assets of
   $98,271,661, $7,380,228 and
  $105,651,889 and 23,551,443,
      1,055,068 and 25,321,282
 shares of beneficial interest
 or capital shares outstanding
                                                                             for
     Oppenheimer International
  Bond Fund, Oppenheimer World
                     Bond Fund
      and Combined Oppenheimer
$4.17                 $7.00                                             $4.17
      International Bond Fund,
                 respectively)

               Class C Shares:
           Net asset value and
    redemption price per share
       (based on net assets of
   $27,662,825, $1,718,366 and
    $29,381,191 and 6,631,791,
         246,069 and 7,043,869
 shares of beneficial interest
 or capital shares outstanding
 for Oppenheimer International
  Bond Fund, Oppenheimer World
        Bond Fund and Combined
                   Oppenheimer
       International Bond Fund
$4.17                 $6.98                                             $4.17
                 respectively)


                         *Cost                            $230,958,979
$46,487,486                                      $277,446,465
                        **Cost
$937,567                    $0                                          $937,567
          ***Premiums received
$308,127               $33,847                                          $341,974

   (1)  Oppenheimer World Bond
   Fund Class A shares will be
     exchanged for Oppenheimer
 International Bond Fund Class
                     A shares.
        Oppenheimer World Bond
   Fund Class B shares will be
     exchanged for Oppenheimer
 International Bond Fund Class
                     B shares.
        Oppenheimer World Bond
   Fund Class C shares will be
     exchanged for Oppenheimer
 International Bond Fund Class
                     C shares.




           Pro Forma Combining
  Statements of Operations For
       The Twelve Months Ended
            September 30, 2000
-------------------------------------------------------------------



Pro Forma
                                                        -----------
___________                                         Combined
                                                       --------------
__________                   ProForma             ___________
                                                         ---------
Fund                    Adjustments

-----------------------
                                                         (Audited)
(Unaudited)                                        (Unaudited)

--------------------------------------------------------------------------------
            INVESTMENT INCOME:
                      Interest                             $29,787,397
$4,456,343                                       $34,243,740
                     Dividends
410                    75                                               485

--------------------------------------------------------------------------------
                  Total income                              29,787,807
4,456,418                                        34,244,225

--------------------------------------------------------------------------------
                     EXPENSES:
               Management fees
1,910,655               309,737                 (14,141) (1)           2,206,251
 Distribution and service plan
                         fees:
                       Class A
277,421                86,134                                           363,555
                       Class B
1,152,536                47,687                                        1,200,223
                       Class C
307,355                13,582                                           320,937
      Transfer and shareholder
388,411                94,128                                           482,539
          servicing agent fees
           Shareholder reports
185,088                56,016                  (56,016) (2)             185,088
   Custodian fees and expenses
145,027                15,940                                           160,967
       Legal and auditing fees
-                45,569                  (45,569) (3)                   -
            Insurance expenses
-                 1,852                                             1,852
  Trustees' or Directors' fees
2,773                     -                                             2,773
                  and expenses
                         Other
90,651                 2,000                                            92,651

--------------------------------------------------------------------------------
                Total expenses
4,459,917              672,645                 (115,726)               5,016,836

--------------------------------------------------------------------------------
            Less expenses paid
(39,430)                                                                (39,430)
                    indirectly

--------------------------------------------------------------------------------

---------------------
                  Net expenses
4,420,487               672,645                 (115,726)              4,977,406

-------------------------------------------------------------------------------
         NET INVESTMENT INCOME                              25,367,320
3,783,773                   115,726              29,266,819

--------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN
                                                                         (LOSS):
Net realized gain (loss) from:
                   Investments                               7,287,599
(1,675,839)                                         5,611,760
            Closing of futures
329,009                     -                                           329,009
                     contracts
     Closing and expiration of
118,557                     -                                           118,557
               options written
              Foreign currency
(19,029,644)                     -                                  (19,029,644)
                  transactions

--------------------------------------------------------------------------------
             Net realized loss                            (11,294,479)
(1,675,839)                         -            (12,970,318)

-------------------------------------------------------------------------------

      Net change in unrealized
  appreciation or depreciation
                           on:
                   investments                               8,460,132
1,081,429                                         9,541,561
     Translation of assets and
    liabilities denominated in
            foreign currencies
(1,785,490)                     -                                    (1,785,490)

--------------------------------------------------------------------------------

---------------------
                    Net change                               6,674,642
1,081,429                                         7,756,071

---------------------

--------------------------------------------------------------------------------
   Net realized and unrealized                             (4,619,837)
(594,410)                         -             (5,214,247)
                                                                            loss

--------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                             $20,747,483
$3,189,363                  $115,726             $24,052,572

===============================================================================

         (1)  Reflects reduced
          management fee rate.
  (2)  Reflects elimination of
       duplicate printing fee.
  (3)  Reflects elimination of
 duplicate legal, auditing and
            professional fees.



























-----------------------------------------------------------------------------------------------------------------------
Pro Forma Combining Statement of Investments                September 30, 2000
(Unaudited)
Oppenheimer International Bond Fund and Oppenheimer World Bond Fund

                                            Principal
Amount                                           Market Value

---------------------------------------------
---------------------------------------
                                            Oppenheimer
Oppenheimer                    Oppenheimer   Oppenheimer
                                            International   World          Pro
Forma       International World        Pro Forma
                                            Bond Fund       Bond Fund
Combined        Bond Fund     Bond Fund    Combined
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Obligations - 1.7%
------------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance
Corp., Interest-Only Stripped
Mtg.-Backed Security, Series
1996-C1, Cl. X-2,
33.709%, 12/25/20 (12)                      $      --       $    4,954,643 $
4,954,643 $     --      $     61,933 $      61,933
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 2054, Cl.
TE, 6.25%, 4/15/24                                 --              109,000
109,000       --           103,550       103,550
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 197, Cl. IO,
9.105%, 4/1/28 (12)                                --            1,281,185
1,281,185       --           393,364       393,364
Series 199, Cl. IO,
21.888%, 8/1/28 (12)                               --            1,194,284
1,194,284       --           378,439       378,439
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Mtg-Backed Certi-
ficates:
11.50%, 1/1/18                                     --               14,257
14,257       --            15,295        15,295
13%, 5/1/19                                        --              139,191
139,191       --           158,157       158,157
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage
Assn., 6.50%, 3/1/28                               --            2,041,364
2,041,364       --         1,965,017     1,965,017
------------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar
Trust 1, Commercial
Mtg. Pass-Through
Certificates, Series
1997-CHL1, Cl. C, 8.104%,
7/25/06                                            --              200,000
200,000       --           190,625       190,625
------------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage
Assn.:
7.50%, 1/15/26 (4)(11)                             --              241,260
241,260       --           242,249       242,249
7.50%, 5/15/24                                     --               30,335
30,335       --            30,507        30,507
11%, 10/20/19                                      --               40,624
40,624       --            43,698        43,698
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage
Investors, Inc., Mtg.
Pass-Through Certificates,
Series 1995-C2, Cl. D,
7.772%, 6/15/21 (1)                                --               98,962
98,962       --            98,645        98,645
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I,
Inc., Commercial Mtg.
Pass-Through Certificates,
Series 1996-C1, Cl. E,
7.41%, 3/15/06 (1)(6)                              --              553,342
553,342       --           475,442       475,442
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding,
Inc., Multifamily Mtg.
Pass-Through
Certificates, Series
1996-MC1, Cl. G, 7.15%,
6/15/06 (2)                                        --              250,000
250,000       --           212,593       212,593
------------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp.,
Commercial Mtg.Pass-
Through Certificates,
Series 1995-C1, Cl. F,
6.90%, 2/25/27                                     --               73,484
73,484       --            67,910        67,910
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities
Corp., Multiclass Pass-
Through Certificates,
Series 1995-C4, Cl. E,
8.90%, 6/25/26 (1)(6)                              --              100,000
100,000       --            99,563        99,563

---------------------------------------

Total Mortgage-Backed
Obligations (Cost Cost $0,
$4,440,583, Combined
$4,440,583)
--         4,536,987     4,536,987

------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Obligations - 3.4%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
8.875%, 2/15/19                                    --              275,000
275,000       --           357,500       357,500
STRIPS, 5.97%, 11/15/18 (5)                        --            4,050,000
4,050,000       --         1,344,325     1,344,325
STRIPS, 6.24%, 5/15/05 (5)                         --              837,000
837,000       --           636,975       636,975
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.25%, 5/15/04                                     --            3,000,000
3,000,000       --         2,936,250     2,936,250
5.625%, 11/30/00                                   --              750,000
750,000       --           749,062       749,062
6.50%, 2/15/10                                     --              140,000
140,000       --           145,819       145,819
7%, 7/15/06 (9)                                    --            3,000,000
3,000,000       --         3,155,625     3,155,625

---------------------------------------

Total U.S. Government
Obligations (Cost $0,
$9,228,962, Combined
$9,228,962)
--         9,325,556     9,325,556

------------------------------------------------------------------------------------------------------------------------------------
Foreign Government
Obligations - 58.7%
------------------------------------------------------------------------------------------------------------------------------------
Argentina - 5.7%
------------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of)
Bonds:
9.75%, Series WW,
12/4/05                                             285,000        130,000
415,000       259,350      118,300       377,650
11.75%, 6/15/15                                   3,945,000        165,000
4,110,000     3,619,537      151,387     3,770,924
Bonos de Consolidacion
de Deudas, Series PRE3,
2.696%, 9/1/02 (1)                      ARP       3,084,239        306,653
3,390,892     2,828,868      281,263     3,110,131
------------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of)
Par Bonds,
6%, 3/31/23 (1)                                     705,000         80,000
785,000       479,400       54,400       533,800
------------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of)
Unsec. Unsub. Nts.,
11.75%, 4/7/09                                      510,000         55,000
565,000       481,950       51,975       533,925
------------------------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province
of) Bonds, Bonos de
Consolidacion de
Deudas, Series BPR01,
2.693%, 4/1/07 (1)                      ARP       3,913,350        240,612
4,153,962     2,765,835      170,057     2,935,892
------------------------------------------------------------------------------------------------------------------------------------
City of Buenos Aires
Bonds, Series 3,
10.50%, 5/28/04                         ARP       4,410,000        460,000
4,870,000     3,872,098      403,892     4,275,990

---------------------------------------

14,307,038    1,231,274    15,538,312
------------------------------------------------------------------------------------------------------------------------------------
Belgium - 2.0%
------------------------------------------------------------------------------------------------------------------------------------
Belgium (Kingdom of)
Bonds, Series 35, 5.75%,
9/28/10                                 EUR       5,620,000        535,000
6,155,000     5,018,670      477,756     5,496,426
------------------------------------------------------------------------------------------------------------------------------------
Brazil - 6.2%
------------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal
Republic of) Bonds:
10.125%, 5/15/27                                  3,310,000        320,000
3,630,000     2,573,525      248,800     2,822,325
12.25%, 3/6/30                                      315,000         45,000
360,000       286,650       40,950       327,600
12.75%, 1/15/20                                  10,510,000      1,435,000
11,945,000    10,089,600    1,377,600    11,467,200
------------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal
Republic of) Debt
Capitalization Bonds,
Series 20 yr., 8%,
4/15/14                                                  --        221,653
221,653            --      170,119       170,119
------------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic
of) Gtd. Disc. Bonds,
7.375%, 4/15/24 (1)                                 460,000         55,000
515,000       366,275       43,794       410,069
------------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic
of) Unsec. Unsub. Bonds,
11%, 8/17/40                                      1,979,000        120,200
2,099,200     1,581,221       96,040     1,677,261

---------------------------------------

14,897,271    1,977,303    16,874,574
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria - 1.0%
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of)
Front-Loaded Interest
Reduction Bearer
Bonds, Tranche A, 3%,
7/28/12 (1)                                       1,885,000        225,000
2,110,000     1,373,694      163,969     1,537,663
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of)
Interest Arrears
Bonds, 7.75%,
7/28/11 (1)                                       1,165,000        205,000
1,370,000       891,225      156,825     1,048,050

---------------------------------------

2,264,919      320,794     2,585,713
------------------------------------------------------------------------------------------------------------------------------------
Canada - 1.7%
------------------------------------------------------------------------------------------------------------------------------------
Canada (Government of)
Bonds, 7%, 12/1/06                      CAD       5,990,000        650,000
6,640,000     4,235,479      459,610     4,695,089
------------------------------------------------------------------------------------------------------------------------------------
Colombia - 0.6%
------------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of)
Bonds, 9.75%, 4/23/09                             1,780,000        185,000
1,965,000     1,432,900      148,925     1,581,825
------------------------------------------------------------------------------------------------------------------------------------
Ecuador - 0.6%
------------------------------------------------------------------------------------------------------------------------------------
Ecuador (Republic of)
Bonds, 4%, 8/15/30 (12)                           1,847,000        202,000
2,049,000       729,565       79,790       809,355
------------------------------------------------------------------------------------------------------------------------------------
Ecuador (Republic of)
Unsec. Bonds:
4%, 8/15/30 (1)                                     806,000        120,000
926,000       318,370       47,400       365,770
12%, 11/15/12 (2)                                   114,000         35,000
149,000        80,085       24,587       104,672
12%, 11/15/12                                       435,000         40,000
475,000       305,587       28,100       333,687

---------------------------------------

1,433,607      179,877     1,613,484
------------------------------------------------------------------------------------------------------------------------------------
Finland - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Finland (Republic of)
Bonds, Series RG, 9.50%,
3/15/04                                 EUR        --              180,000
180,000       --           179,496       179,496
------------------------------------------------------------------------------------------------------------------------------------
France - 3.2%
------------------------------------------------------------------------------------------------------------------------------------
France (Government of)
Bonds, Obligations
Assimilables du Tresor,
5.50%, 4/25/07                          EUR       8,470,000      1,330,000
9,800,000     7,580,095    1,190,263     8,770,358
------------------------------------------------------------------------------------------------------------------------------------
Germany - 1.4%
------------------------------------------------------------------------------------------------------------------------------------
Germany (Republic of)
Bonds, 7.50%, 9/9/04                    EUR       3,690,000        270,000
3,960,000     3,516,613      257,313     3,773,926
------------------------------------------------------------------------------------------------------------------------------------
Great Britain - 4.6%
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom Treasury
Bonds, 8.50%, 12/7/05                   GBP       6,750,000        830,000
7,580,000    11,259,295    1,384,476    12,643,771
------------------------------------------------------------------------------------------------------------------------------------
Greece - 0.4%
------------------------------------------------------------------------------------------------------------------------------------
Hellenic (Republic of)
Bonds, 8.60%, 3/26/08                   GRD     362,000,000     53,300,000
415,300,000     1,085,110      159,769     1,244,879
------------------------------------------------------------------------------------------------------------------------------------
Indonesia - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Perusahaan Listr Nts.,
17%, 8/21/01                            IDR   2,000,000,000        --
2,000,000,000       229,345       --           229,345
------------------------------------------------------------------------------------------------------------------------------------
Ivory Coast - 0.4%
------------------------------------------------------------------------------------------------------------------------------------
Ivory Coast (Government
of) Past Due Interest
Bonds, Series F, 1.90%,
3/29/18 (3)                             FRF      41,994,750      3,899,750
45,894,500     1,031,092       95,750     1,126,842
------------------------------------------------------------------------------------------------------------------------------------
Japan - 2.3%
------------------------------------------------------------------------------------------------------------------------------------
Japan (Government of)
Bonds, Series 187,
3.30%, 6/20/06                          JPY     537,400,000     73,600,000
611,000,000     5,476,944      750,099     6,227,043
------------------------------------------------------------------------------------------------------------------------------------
Mexico - 3.7%
------------------------------------------------------------------------------------------------------------------------------------
United Mexican States
Bonds:
10.375%, 2/17/09                                    215,000        105,000
320,000       234,458      114,502       348,960
11.375%, 9/15/16                                  2,335,000        453,000
2,788,000     2,720,275      527,745     3,248,020
11.50%, 5/15/26 (4)                               4,780,000        405,000
5,185,000     5,814,870      492,682     6,307,552
------------------------------------------------------------------------------------------------------------------------------------
United Mexican States
Nts., 9.875%, 2/1/10                               --              120,000
120,000       --           127,860       127,860

---------------------------------------

8,769,603    1,262,789    10,032,392
------------------------------------------------------------------------------------------------------------------------------------
Norway - 1.5%
------------------------------------------------------------------------------------------------------------------------------------
Norway (Government of)
Bonds:
5.50%, 5/15/09                          NOK      21,270,000      3,125,000
24,395,000     2,220,752      326,274     2,547,026
9.50%, 10/31/02                         NOK      12,255,000      1,800,000
14,055,000     1,408,358      206,858     1,615,216

---------------------------------------

3,629,110      533,132     4,162,242
------------------------------------------------------------------------------------------------------------------------------------
Panama - 0.8%
------------------------------------------------------------------------------------------------------------------------------------
Panama (Republic of)
Bonds, 8.875%, 9/30/27                              222,000         31,000
253,000       185,925       25,963       211,888
------------------------------------------------------------------------------------------------------------------------------------
Panama (Republic of)
Interest Reduction
Bonds, 4.50%, 7/17/14
(1)                                               2,140,000        270,000
2,410,000     1,712,000      216,000     1,928,000

---------------------------------------

1,897,925      241,963     2,139,888
------------------------------------------------------------------------------------------------------------------------------------
Peru - 1.9%
------------------------------------------------------------------------------------------------------------------------------------
Peru (Republic of) Sr.
Nts., Zero Coupon,
6.12%, 2/28/16 (5)                               10,538,933        --
10,538,933     4,710,903       --         4,710,903
------------------------------------------------------------------------------------------------------------------------------------
Peru (Republic of) Sr.
Nts., Zero Coupon,
4.53%, 2/28/16 (5)                                  --            1,172,717
1,172,717       --           524,205       524,205

---------------------------------------

4,710,903      524,205     5,235,108
------------------------------------------------------------------------------------------------------------------------------------
Philippines - 0.5%
------------------------------------------------------------------------------------------------------------------------------------
Philippines (Republic of)
Nts., 10.625%, 3/16/25                            1,520,000        183,000
1,703,000     1,295,800      156,008     1,451,808
------------------------------------------------------------------------------------------------------------------------------------
Russia - 6.7%
------------------------------------------------------------------------------------------------------------------------------------
Russian Federation Bonds,
8.25%, 3/31/30 (6)                                2,444,160        210,520
2,654,680     1,619,256      139,470     1,758,726
------------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsec.
Unsub. Nts.:
8.75%, 7/24/05                                    1,511,000        499,000
2,010,000     1,201,245      396,705     1,597,950
12.75%, 6/24/28                                     350,000        175,000
525,000       304,938      152,469       457,407
------------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub.
Bonds, 2.50%, 3/31/30 (1)(7)                     33,336,000      3,970,000
37,306,000    12,907,283    1,537,134    14,444,417

---------------------------------------

16,032,722    2,225,778    18,258,500
------------------------------------------------------------------------------------------------------------------------------------
Slovakia - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
Vseobenona Uverova Banka
Unsec. Sub. Nts., 8.188%,
12/28/06 (1)(6)                                    --              380,000
380,000       --           342,000       342,000
------------------------------------------------------------------------------------------------------------------------------------
South Africa - 3.2%
------------------------------------------------------------------------------------------------------------------------------------
South Africa (Republic
of) Bonds, Series 153,
13%, 8/31/10                            ZAR      58,005,000      7,195,000
65,200,000     7,770,809      963,899     8,734,708
------------------------------------------------------------------------------------------------------------------------------------
Spain - 2.5%
------------------------------------------------------------------------------------------------------------------------------------
Spain (Kingdom of) Gtd.
Bonds, Bonos y Obligacion
del Estado, 4.95%, 7/30/05              EUR       7,130,000        850,000
7,980,000     6,180,538      736,810     6,917,348
------------------------------------------------------------------------------------------------------------------------------------
Sweden - 0.4%
------------------------------------------------------------------------------------------------------------------------------------
Sweden (Kingdom of) Debs.,
Series 1038, 6.50%,
10/25/06                                SEK       9,300,000      1,200,000
10,500,000     1,029,710      132,866     1,162,576
------------------------------------------------------------------------------------------------------------------------------------
The Netherlands - 3.3%
------------------------------------------------------------------------------------------------------------------------------------
Netherlands (Government
of) Bonds, 6.75%, 11/15/05              EUR       8,350,000      1,100,000
9,450,000     7,844,167    1,033,363     8,877,530
------------------------------------------------------------------------------------------------------------------------------------
Turkey - 0.3%
------------------------------------------------------------------------------------------------------------------------------------
Turkey (Republic of)
Bonds, 11.75%, 6/15/10                              718,000         91,000
809,000       719,616       91,205       810,821
------------------------------------------------------------------------------------------------------------------------------------
Venezuela - 3.5%
------------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of)
Bonds, 9.25%, 9/15/27 (4)                         1,810,000        270,000
2,080,000     1,229,895      183,465     1,413,360
------------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of)
Collateralized Par Bonds:
Series W-A, 6.75%, 3/31/20                        3,250,000        415,000
3,665,000     2,413,125      308,138     2,721,263
Series W-B, 6.75%, 3/31/20                          375,000         25,000
400,000       278,438       18,563       297,001
------------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of)
Disc. Bonds, Series DL,
7.875%, 12/18/07 (1)                              5,215,714        743,573
5,959,287     4,482,228      639,004     5,121,232
------------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of)
Unsec. Bonds, 13.625%,
8/15/18                                            --               15,000
15,000       --            14,250        14,250

---------------------------------------

8,403,686    1,163,420     9,567,106

---------------------------------------

Total Foreign Government
Obligations (Cost
$145,898,454,
$18,403,294, Combined
$164,301,748)
142,052,967   18,220,143   160,273,110

------------------------------------------------------------------------------------------------------------------------------------
Loan Participations - 2.8%
------------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of)
Reprofiled Debt Loan
Participation Nts.,
Tranche 1, 1.312%,
9/4/06 (1)(6)                           JPY      52,565,039        --
52,565,039       383,074       --           383,074
------------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust
III Nts., Tranch 3, 2.387%,
3/4/10 (1)(6)(7)                        JPY     314,532,000     52,529,000
367,061,000     1,993,841      332,985     2,326,826
------------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of)
Unrestructured Nts., 6.615%,
1/22/01                                  JPY     95,366,666      8,100,000
103,466,666       858,265       72,897       931,162
------------------------------------------------------------------------------------------------------------------------------------
ING Barings LLC, Bank
Mandiri Linked Nts.,
Series 5C, 8.344%, 6/1/05
(1)(6)                                              250,000        250,000
500,000       189,062      189,063       378,125
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Bank
Mandiri
Loan:
Series 3C, 8.344%,
6/1/03 (1)(6)                                       250,000        --
250,000       182,500       --           182,500
Series 4C, 8.344%,
6/1/04 (1)(6)                                       250,000        --
250,000       175,000       --           175,000
Series 5 yr., 8.344%,
6/1/05 (1)(6)                                       250,000        --
250,000       170,000       --           170,000
------------------------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of)
Loan Participation
Agreement, Tranche A,
7.75%, 1/1/09 (1)(6)                                  --           207,777
207,777       --           187,519       187,519
------------------------------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia
Gtd. Nts.:
Series 3 yr., 10.094%,
8/25/01 (1)(6)                                    1,670,000        180,000
1,850,000     1,544,750      166,500     1,711,250
Series 4 yr., 10.344%,
8/25/02 (1)(6)                                      890,000         90,000
980,000       764,287       77,288       841,575
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney,
Inc., Bank Umum Loan,
Series C, 10.094%,
8/25/01 (1)(6)                                      500,000        --
500,000       462,500       --           462,500

---------------------------------------
Total Loan Participations
(Cost $6,539,357,
$1,018,912, Combined
$7,558,269)
6,723,279    1,026,252     7,749,531

------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and
Notes - 0.6%
------------------------------------------------------------------------------------------------------------------------------------
Bakrie Investindo:
Zero Coupon Promissory
Nts., 3/16/1999 (3)(6)(8)               IDR   5,990,000,000    850,000,000
6,840,000,000       102,393       14,530       116,923
Zero Coupon Promissory
Nts., 7/10/1998 (3)(6)(8)               IDR   2,000,000,000        --
2,000,000,000        34,188       --            34,188
------------------------------------------------------------------------------------------------------------------------------------
Capital Gaming Interna-
tional, Inc., 11.50%
Promissory Nts., 8/1/1995
(3)(6)(8)                                             --
2,000           2,000       --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Development Bank of
Japan Gtd. Unsec. Bonds,
2.875%, 12/20/06                        JPY     860,000,000     50,000,000
910,000,000     8,607,561      500,440     9,108,001
------------------------------------------------------------------------------------------------------------------------------------
Empresa Electrica del
Norte Grande SA, 7.75%
Bonds, 3/15/06 (6)(9)                             1,420,000        155,000
1,575,000       315,950       34,487       350,437
------------------------------------------------------------------------------------------------------------------------------------
European Investment Bank,
3% Nts., 9/20/06                        JPY        --           70,000,000
70,000,000       --           707,838       707,838
------------------------------------------------------------------------------------------------------------------------------------
Hanvit
Bank:
0%/12.75% Unsec.
Sub. Nts., 3/1/10 (2)(10)                         3,400,000        315,000
3,715,000     3,459,500      320,512     3,780,012
0%/12.75% Unsec. Sub.
Nts., 3/1/10 (10)                                   765,000         95,000
860,000       778,387       96,663       875,050
------------------------------------------------------------------------------------------------------------------------------------
Mexican Williams Sr.
Nts., 7.671%, 11/15/08 (1)                          500,000        --
500,000       470,000       --           470,000
------------------------------------------------------------------------------------------------------------------------------------
Moran Energy, Inc., 8.75%
Cv. Sub. Debs., 1/15/08                            --              200,000
200,000       --           179,500       179,500
-----------------------------------------------------------------------------------------------------------------------------------
Ongko International
Finance Co. BV, 10.50%
Sec. Nts., 3/29/04 (3)(6)(8)                        365,000        185,000
550,000        10,038        5,088        15,126
------------------------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos Bonds,
9.50%, 9/15/27                                      855,000         88,000
943,000       884,925       91,080       976,005
------------------------------------------------------------------------------------------------------------------------------------
Proctor & Gamble Co.,
1.50% Sr. Unsec. Unsub.
Bonds, 12/7/05                          JPY     895,000,000     95,000,000
990,000,000     8,281,193      879,009     9,160,202
------------------------------------------------------------------------------------------------------------------------------------
PT Polysindo Eka
Perkasa:
11% Nts., 6/18/03 (3)(6)(8)                         500,000         50,000
550,000        65,000        6,500        71,500
11% Nts., 7/2/03 (3)(6)(8)                        1,000,000        --
1,000,000       130,000       --           130,000
20% Nts., 3/6/01 (3)(8)                 IDR   3,000,000,000   1,000,000,000
4,000,000,000        44,444       14,815        59,259
24% Nts., 6/16/03 (3)(8)                IDR   2,000,000,000        --
2,000,000,000        29,630       --            29,630
24% Nts., 6/19/03 (3)(8)                IDR   4,107,500,000    492,900,000
4,600,400,000        60,852        7,302        68,154
------------------------------------------------------------------------------------------------------------------------------------
Reliance Industries
Ltd.:
10.25% Unsec. Nts.,
Series B, 1/15/97 (4)(11)                         2,605,000        305,000
2,910,000     2,240,975      262,379     2,503,354
10.25% Unsec. Nts.,
Series B, 1/15/97 (2)                               250,000        --
250,000       215,065       --           215,065
------------------------------------------------------------------------------------------------------------------------------------
TAG Heuer International
SA, 12% Sr. Sub. Nts.,
12/15/05 (6)                                         70,000        --
70,000        74,683       --            74,683

---------------------------------------

Total Corporate Bonds
and Notes (Cost
$29,465,687,
$3,630,672,
Combined
$33,096,359)
25,804,784    3,120,143    28,924,927

                                                                            Shares
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
OpTel, Inc., Non-Vtg. (6)(8)                       --
45              45       --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp.                         --
1,105           1,105       --            21,617        21,617

---------------------------------------

Total Common Stocks
(Cost $0, Cost $11
Combined
$11))
--            21,617        21,617

                                                                            Units
------------------------------------------------------------------------------------------------------------------------------------
Rights, Warrants and
Certificates - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.,
Exp. 1/23/03                                       --
206             206       --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.,
Exp. 1/23/03 (6)                                   --
119             119       --                 1             1

-----------------------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts.,
Exp. 9/1/04                                        --
350             350       --            --           --
------------------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc.
Wts., Exp. 9/15/05                                 --
495             495       --                66            66
------------------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications
Ltd. Wts., Exp.  1/15/07 (6)                       --
50              50       --               356           356
------------------------------------------------------------------------------------------------------------------------------------
Mexico Value Rts.,
Exp. 6/30/03                                        984,000         30,000
1,014,000       --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications,
Inc. Wts., Exp. 6/1/06 (2)                         --
100             100       --             6,300         6,300
------------------------------------------------------------------------------------------------------------------------------------
Protection One Alarm
Monitoring, Inc. Wts.,
Exp. 6/30/05 (6)                                   --
640             640       --                64            64

---------------------------------------

Total Rights, Warrants
and Certificates (Cost $0,
$1,731, Combined
$1,731)
--             6,787         6,787

                                                            Principal
Amount
------------------------------------------------------------------------------------------------------------------------------------
Structured Instruments
- 11.9%
------------------------------------------------------------------------------------------------------------------------------------
Citibank NA (Nassau Branch),
Mexican Nuevo Peso Linked
Nts.:
18.70%, 3/3/03                          MXN      29,160,361      4,407,961
33,568,322     3,151,011      476,316     3,627,327
27.40%, 9/20/01                         MXN      32,103,244      3,879,308
35,982,552     3,518,643      425,188     3,943,831
------------------------------------------------------------------------------------------------------------------------------------
Citibank NA, Brazilian
Real Linked Nts.:
24.10%, 5/26/03                         BRR       2,400,000        275,000
2,675,000     1,332,033      152,629     1,484,662
24.25%, 5/23/03                         BRR       4,794,118        540,690
5,334,808     2,663,659      300,413     2,964,072
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG,
Turkish Lira Linked
Nts., 11%, 12/11/00                                --            1,300,000
1,300,000       --         1,311,310     1,311,310
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First
Boston Corp. (New York
Branch), Russian
Obligatzii Federal'nogo
Zaima Linked Nts.:
Series 25030, Zero
Coupon, 146.53%, 12/15/01 (5)(6)        RUR       2,143,000        --
2,143,000        53,085       --            53,085
Series 25030, Zero Coupon,
ZCN%, 12/15/01 (5)(6)                   RUR             --         259,000
259,000       --             6,416         6,416
Series 27001, 20.11%,
2/6/02 (1)(6)                           RUR       1,378,970        167,330
1,546,300        41,699        5,060        46,759
Series 27002, 20.11%,
5/22/02 (1)(6)                          RUR         625,200         75,800
701,000        18,453        2,237        20,690
Series 27003, 20.11%,
6/5/02 (1)(6)                           RUR       1,185,010        143,730
1,328,740        34,921        4,235        39,156
Series 27004, 20.11%,
9/18/02 (1)(6)                          RUR         686,610         83,250
769,860        19,937        2,417        22,354
Series 27005, 20.11%,
10/9/02 (1)(6)                          RUR       1,395,980        169,330
1,565,310        39,665        4,811        44,476
Series 27006, 20.11%,
1/22/03 (1)(6)                          RUR       1,973,290        239,430
2,212,720        54,911        6,663        61,574
Series 27007, 20.11%,
2/5/03 (1)(6)                           RUR       2,144,860        260,250
2,405,110        59,555        7,226        66,781
Series 27008, 20.11%,
5/21/03 (1)(6)                          RUR         625,200         75,800
701,000        17,051        2,067        19,118
Series 27009, 20.11%,
6/4/03 (1)(6)                           RUR       2,949,470        357,620
3,307,090        80,345        9,742        90,087
Series 27009, 20.11%,
6/4/03 (1)(6)                           RUR       6,363,674        772,702
7,136,376       173,351       21,049       194,400
Series 27010, 20.11%,
9/17/03 (1)(6)                          RUR         625,200         75,800
701,000        16,788        2,035        18,823
Series 27011, 20.11%,
10/8/03 (1)(6)                          RUR       3,635,620        440,870
4,076,490        95,229       11,548       106,777
Series 28001, 20.11%,
1/21/04 (1)(6)                          RUR         625,200         75,800
701,000        16,007        1,941        17,948
Series L, 20.11%,
1/21/04 (1)(6)                          RUR         566,080         68,820
634,900        14,493        1,762        16,255
Series L, 20.11%,
1/22/03 (1)(6)                          RUR         566,080         68,820
634,900        15,752        1,915        17,667
Series L, 20.11%,
10/8/03  (1)(6)                         RUR         566,080         68,820
634,900        14,827        1,803        16,630
Series L, 20.11%,
10/9/02 (1)(6)                          RUR         566,080         68,820
634,900        16,085        1,955        18,040
Series L, 20.11%,
2/5/03 (1)(6)                           RUR         566,080         68,820
634,900        15,718        1,911        17,629
Series L, 20.11%,
2/6/02 (1)(6)                           RUR         566,080         68,820
634,900        17,118        2,081        19,199
Series L, 20.11%,
5/21/03 (1)(6)                          RUR         566,080         68,820
634,900        15,439        1,877        17,316
Series L, 20.11%,
5/22/02 (1)(6)                          RUR         566,080         68,820
634,900        16,708        2,031        18,739
Series L, 20.11%,
6/4/03 (1)(6)                           RUR         566,080         68,820
634,900        15,420        1,875        17,295
Series L, 20.11%,
6/5/02 (1)(6)                           RUR         566,080         68,820
634,900        16,682        2,028        18,710
Series L, 20.11%,
9/17/03 (1)(6)                          RUR         566,080         68,820
634,900        15,200        1,848        17,048
Series L, 20.11%,
9/18/02 (1)(6)                          RUR         566,080         68,820
634,900        16,437        1,998        18,435
Series L, Zero Coupon,
53.77%, 12/15/01 (5)(6)                 RUR       1,940,000        235,000
2,175,000        48,057        5,821        53,878

-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Turkish
Lira Linked Nts., 11%,
12/11/00                                          8,500,000        --
8,500,000     8,573,950       --         8,573,950
------------------------------------------------------------------------------------------------------------------------------------
ING Barings LLC, Zero
Coupon USD Russian
Equity Linked
Nts., 4/19/01                                         3,500
550           4,050       264,495       41,563       306,058
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc.
Brazilian Real Linked Nts.
23.30%, 5/30/03                         BRR       4,760,000        550,000
5,310,000     2,689,258      310,734     2,999,992
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc.
Mexican Nuevo Peso Linked
Nts., 18.65%, 8/25/03                   MXN      31,390,088      4,638,171
36,028,259     3,273,291      483,658     3,756,949
------------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc.
Turkish Lira Linked Nts.,
11%, 1/16/01                                      2,209,261        249,352
2,458,613     2,230,735      251,776     2,482,511

---------------------------------------

Total Structured
Instruments (Cost
$28,684,723,
$3,873,550,
Combined
$32,558,273)
28,656,008    3,869,939    32,525,947

                         Date       Strike      Contracts
------------------------------------------------------------------------------------------------------------------------------------
Options Purchased
- 0.1%
------------------------------------------------------------------------------------------------------------------------------------
European Monetary
Unit Call                12/5/00    EUR 0.937     5,029,005        613,407
5,642,412        22,766        2,777        25,543

-----------------------------------------------------------------------------------------------------------------------------------
European Monetary
Unit/Japanese
Yen Call (6)             10/24/00     $97.86      6,435,000      1,300,000
7,735,000        28,333        5,724        34,057
------------------------------------------------------------------------------------------------------------------------------------
South Korean Won
Call                     11/28/00   KRW 1,100     8,700,000      1,140,000
9,840,000        52,200        6,840        59,040

-----------------------------------------------------------------------------------------------------------------------------------
Thailand Baht Call (6)   12/6/00    THB 38.00   649,040,000     97,090,000
746,130,000        64,904        9,709        74,613

---------------------------------------

Total Options
Purchased (Cost
$543,758, $81,770,
Combined
$625,528)
168,203       25,050       193,253

                                                            Principal Amount
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements
- 9.3%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement
with PaineWebber, Inc.,
6.50%, dated 9/29/00, to
be repurchased at $19,837,740
on 10/2/00, collateralized
by U.S. Treasury Nts.,
4.25%--5.50%, 7/31/01--11/15/03,
with a value of $20,241,415
(Cost $19,827,000)                              $19,827,000 $      --      $
19,827,000    19,827,000       --        19,827,000

------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement
with Banc One Capital
Markets, Inc., 6.45% dated
dated 9/29/00, to be
repurchased at $5,811,122
on 10/2/00, collateralized
by U.S. Treasury Bonds,
5.25%--15.75%, 11/15/01--
5/15/30, with a value of
$2,476,212, U.S. Treasury
Nts., 4.25%--8.50%, 11/15/00--
11/15/08, with a value of
$3,452,793 and U.S. Treasury
Bills, 11/9/00, with a value
of $1,190 (Cost $5,808,000)                        --            5,808,000
5,808,000       --         5,808,000     5,808,000


Total Repurchase
Agreements (Cost $19,827,000,
Cost $5,808,000, Combined
$25,635,000)
--         5,808,000     5,808,000
------------------------------------------------------------------------------------------------------------------------------------
Total Investments,
at Value (Cost $230,958,979,
$46,487,486,
Combined $277,446,465)                                98.4%
99.4%           98.6%   223,232,241   45,960,474   269,192,715
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of
Liabilities                                            1.6
0.6             1.4      3,630,364      285,529     3,915,893
                                                     -----          -----
-----  -----------------------------------------
Net Assets                                           100.0%         100.0%
100.0% $ 226,862,605 $ 46,246,003 $ 273,108,608
                                                     =====          =====
=====  =========================================



Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies: ARP - Argentine Peso JPY - Japanese Yen BRR - Brazilian Real KRW - South Korean Won CAD - Canadian Dollar MXN - Mexican Nuevo Peso EUR - Euro NOK - Norwegian Krone FRF - French Franc RUR - Russian Ruble GBP - British Pound Sterling SEK - Swedish Krona GRD - Greek Drachma THB - Thai Baht IDR - Indonesian Rupiah ZAR - South African Rand

1. Represents the current interest rate for a variable or increasing rate security. 2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,484,215 or 1.98%, $643,782 or 1.39%, Combined $5,127,997 or 1.88% of the Fund's net assets as of September 30, 2000.
3. Issuer is in default.
4.  Option footnote.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6.  Identifies issues considered to be illiquid or restricted.
7.  When-issued security to be delivered and settled after September 30, 2000.
8.  Non-income-producing security.
9. Securities with an aggregate market value of $315,950 and $472,915 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts.
10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
11. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts.
12. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

                                    [PHOTO]
                                                ANNUAL REPORT SEPTEMBER 30, 2000

Oppenheimer
INTERNATIONAL BOND FUND

                                                         [OPPENHEIMERFUNDS LOGO]
                                                         THE RIGHT WAY TO INVEST

Contents


 1  President's Letter

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

14  FINANCIAL
    STATEMENTS

38  INDEPENDENT
    AUDITORS' REPORT

39  Federal
    Income Tax
    Information

40  Officers and Trustees

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
THE EMERGING MARKETS OF RUSSIA, BRAZIL AND MEXICO benefited from rising oil prices and strong economic growth.

WEAKNESS IN THE EURO, HEIGHTENED BY A STRONG U.S. DOLLAR, held back European debt securities.

OUR SUCCESSFUL NAVIGATION OF CHANGING ECONOMIC AND MARKET CONDITIONS offset a difficult investment environment.


AVERAGE ANNUAL TOTAL RETURNS*

For the 1-Year Period
Ended 9/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
8.93%         3.75%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
7.94%         3.00%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
7.95%         6.96%




  *SEE NOTES ON PAGE 12 FOR FURTHER DETAILS.

[PHOTO][PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
International
Bond Fund

BRIDGET A. MACASKILL
President
Oppenheimer
International
Bond Fund


PRESIDENT'S LETTER

DEAR SHAREHOLDER,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

       We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

       In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve-- an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

       Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have


                     1 OPPENHEIMER INTERNATIONAL BOND FUND

PRESIDENT'S LETTER


begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

       What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

       At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

       In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/JAMES C. SWAIN            /S/BRIDGET A. MACASKILL

James C. Swain               Bridget A. Macaskill

October 20, 2000



THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                     2 OPPENHEIMER INTERNATIONAL BOND FUND

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Art Steinmetz
Ruggero de'Rossi


AN INTERVIEW WITH YOUR FUND'S MANAGERS


Q. HOW DID OPPENHEIMER INTERNATIONAL BOND FUND PERFORM DURING THE 12 MONTHS THAT ENDED SEPTEMBER 30, 2000?(1)

A. In what has been a challenging environment for fixed income markets, the Fund performed exceptionally well. Stronger-than-expected growth in the developed markets of Europe fueled inflation fears during the period, prompting the European Central Bank to raise interest rates. As a result, bond yields on new issues reflected those increases, eroding the value of existing lower yielding securities.

       Furthermore, a strong U.S. dollar, combined with weakness in the euro, the currency of the European Monetary Union, contributed to massive capital flows into U.S. markets--mostly at the expense of European markets. However, by maintaining a higher-than-usual exposure to emerging markets and emerging market currencies, which were largely unaffected by these developments, the Fund enjoyed positive returns during its fiscal year ended September 30, 2000. The Fund's Class A shares generated an 8.93% average annual total return, without sales charge, for the period ended September 30, 2000, outperforming its benchmarks for the same one-year period. The Salomon Brothers Non-US Dollar World Government Bond Index produced a -7.86% return and the Lipper International Income Index produced a -3.24% return.(2)


1. Investing in foreign bonds entails higher expenses and risks, such as foreign currency fluctuations. Investing in junk bonds carries greater risk of volatility and default.
2. The Salomon Brothers Non-US Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the Index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is comprised of only government bonds and does not reflect the performance of corporate bonds. Lipper International Income Index includes funds that state in their prospectuses that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Additionally, the Index's returns do not consider sales charge. It is an unmanaged index and cannot be purchased directly by investors.


                     3 OPPENHEIMER INTERNATIONAL BOND FUND

"By maintaining a
higher-than-usual
exposure to the core
emerging markets
and their currencies,
the Fund enjoyed
strong returns."

AN INTERVIEW WITH YOUR FUND'S MANAGERS

WHY DID EMERGING MARKETS PERFORM SO POSITIVELY?
Throughout the fiscal year, the core emerging-market economies of Russia, Brazil and Mexico all benefited from rising oil prices, reduced budget deficits, and increased treasury reserves. Russia, in particular, rebounded dramatically from default with a successful restructuring of its debt. As a major component of the Fund, Russian bonds exhibited impressive returns during the period, which contributed notably to overall performance. Robust growth in Brazil and, to a greater extent, Mexico, also boosted the performance of the Fund. In fact, the recent election of Vicente Fox Quesada as Mexico's president, in our view, bodes extremely well for the Mexican economy and the Mexican government's efforts to contain inflation.

       In addition, as capital flows into the United States showed few signs of waning, the value of dollar-denominated assets in general moved higher. Because the currencies of emerging markets are closely tied to movements in the U.S. dollar, their higher yielding securities reaped the rewards.

WHAT OTHER STRATEGIES DID YOU EMPLOY IN THIS ENVIRONMENT?
Apart from emerging markets, the international fixed income landscape proved increasingly difficult. Thus, we created opportunities through our navigation of changing economic and market conditions. For example, in response to the sagging euro, we maintained a lower-than-usual exposure to Europe. Similarly, we reduced our exposure in Japan, but for different reasons. While the relationship between the Japanese yen and the U.S. dollar has remained relatively stable, a stagnant Japanese economy has kept bond yields unattractively low.


                     4 OPPENHEIMER INTERNATIONAL BOND FUND

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/00(3)

Class A        Since
1-Year  5-Year Inception
------------------------------
3.75%   5.84%  6.51%

Class B        Since
1-Year  5-Year Inception
------------------------------
3.00%   5.75%  6.51%

Class C        Since
1-Year  5-Year Inception
------------------------------
6.96%   6.05%  6.64%


       Another strategy that worked to our advantage throughout the period was the Fund's emphasis on sovereign or government debt versus corporate securities. This was done for several reasons. First, we believed that, as the U.S. Federal Reserve's policy of monetary tightening produced visible signs of economic slowdown, sovereign debt would become more attractive to international fixed income investors. Second, with spreads, or differences in yield, between corporate and sovereign bonds nearing all-time highs this spring, we anticipated that improving economic conditions in emerging markets would bring interest rates down, pushing government bond prices higher. Finally, because sovereign debt is more liquid, or more easily traded, than corporate debt, it typically performs better during a rally. Concerned over the run-up in the Nasdaq--and the likelihood of a consequent decline in most markets--we began to reposition the Fund for greater liquidity in early March. What resulted was a more flexible and more agile portfolio, which helped to cushion the Fund from volatility when the Nasdaq experienced major setbacks shortly thereafter.

WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL BOND MARKETS?
We remain optimistic, particularly with respect to the attractiveness of emerging-market debt. However, because there appear to be fewer opportunities for price appreciation on the horizon, we've begun to reduce our exposure in terms of risk. In other words, while we continue to have a substantial allocation in emerging-market debt, we are investing this portion of the portfolio in higher quality, less-aggressive securities.


3. See page 12 for further details.

                     5 OPPENHEIMER INTERNATIONAL BOND FUND

REGIONAL ALLOCATION
Percentage of invested
assets(4)

[PIE CHART]

- Latin America   33.2%

- Europe          20.6

- United States/
  Canada          14.6

- Asia            11.8

- Middle East/
  Africa          10.6

- Emerging
  Europe           9.2


STANDARDIZED YIELDS(5)

For the 30 days Ended 9/30/00

Class A           11.14%
Class B           10.94
Class C           10.93


       As for the developed markets, the jury is still out on the euro. This has convinced us to maintain a cautious view. Although we've positioned a portion of the Fund to take advantage of a rebound in the euro, capital flows still favor the U.S. dollar. We will continue to monitor the situation closely, and are prepared to adjust our asset allocation, should we see a bottoming out of the euro.

       Of course, no one can truly predict what the economy or the markets will serve up. So our focus is on in-depth, painstaking research. By analyzing the overall risks of each economy, as well as the changing relationships among them, we are confident in our ability to capitalize on this wealth of investment opportunity. In fact, uncovering fixed income opportunities the world over is an important reason why Oppenheimer International Bond Fund is part of The Right Way to Invest.


TOP TEN COUNTRY HOLDINGS(4)
-------------------------------------------------------------
United States                                           12.7%
-------------------------------------------------------------
Brazil                                                   9.7
-------------------------------------------------------------
Mexico                                                   9.0
-------------------------------------------------------------
Russia                                                   7.7
-------------------------------------------------------------
Argentina                                                6.4
-------------------------------------------------------------
Japan                                                    6.3
-------------------------------------------------------------
Turkey                                                   5.2
-------------------------------------------------------------
Great Britain                                            5.0
-------------------------------------------------------------
Venezuela                                                3.8
-------------------------------------------------------------
The Netherlands                                          3.5




4. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on total market value of investments.
5. Standardized yield is based on net investment income for the 30-day period ended September 30, 2000. Falling share prices will tend to artificially raise yields.


                     6 OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED?

Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 2000, Oppenheimer International Bond Fund delivered strong performance, which, to a great extent, reflected the ongoing recovery of emerging markets. Reduction of budget deficits, growth in treasury reserves and rising oil prices proved advantageous for the core markets of Russia, Brazil and Mexico. European markets were stymied by weakness in the euro, as many currencies fell against a strong U.S. dollar. The Manager emphasized emerging-market debt throughout the period, maintaining a smaller position in European bonds. A widening of yield spreads between corporate securities and sovereign debt also worked to the benefit of the Fund, which was primarily invested in typically more-liquid sovereign issues. Investments in Japanese markets were reduced, as economic stagnation continued to depress bond yields. The Fund's portfolio holdings, allocations and strategies are subject to change.


                     7 OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE Continued

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception date of June 15, 1995 until September 30, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

       The performance of each class of the Fund's shares is compared to two indices because the Fund invests in debt securities issued by governments in both developed countries and emerging market countries and in debt securities issued by companies located in those countries. In the Manager's view, no single index adequately combines both types of investments.

       Performance is compared to the Salomon Brothers Non-US Dollar World Government Bond Index, a subset of the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-US Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the Index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is composed of only government bonds and does not reflect the performance of corporate bonds.


                     8 OPPENHEIMER INTERNATIONAL BOND FUND

       Performance is also compared to the Salomon Brothers Brady Bond Index, which provides a total return benchmark for emerging market country bonds. It is designed to allow direct comparison of the developing country debt market with other markets. A Brady Bond is a bond that is exchanged for debt or new money under the debt-restructuring program initiated in 1990 by the U.S. Department of the Treasury.

       Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.

                     9 OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE

   [THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS]

                                 CLASS A SHARES
                        COMPARISON OF CHANGE IN VALUE OF
                      $10,000 HYPOTHETICAL INVESTMENTS IN:

          Oppenheimer International     Salomon Brothers Non-US Dollar        Salomon Brothers
             Bond Fund (Class A)         World Government Bond Index          Brady Bond Index
06/15/95          $9525                          $10000                             $10000
06/30/95           9570                           10050                              10225
09/30/95           10014                          9806                               10898
12/31/95           10473                          10009                              11913
03/31/96           10860                          9840                               12444
06/30/96           11362                          9879                               13584
09/30/96           11898                          10201                              14997
12/31/96           12492                          10418                              16032
03/31/97           12584                          9815                               16227
06/30/97           12934                          10092                              17889
09/30/97           13246                          10114                              19130
12/31/97           12799                          9974                               18734
03/31/98           12978                          10015                              19758
06/30/98           12850                          10182                              18892
09/30/98           11591                          11160                              16045
12/31/98           12242                          11748                              17430
03/31/99           12216                          11179                              18382
06/30/99           12635                          10678                              18564
09/30/99           12818                          11331                              18865
12/31/99           13589                          11152                              21079
03/31/00           14150                          11023                              22267
06/30/00           13986                          10935                              22275
09/30/00           13962                          10441                              23610

AVERAGE ANNUAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/00(1)
1-Year 3.75%    5-Year 5.84%    Life 6.51%



   [THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS]

                                 CLASS B SHARES
                        COMPARISON OF CHANGE IN VALUE OF
                      $10,000 HYPOTHETICAL INVESTMENTS IN:

                Oppenheimer International   Salomon Brothers Non-US Dollar           Salomon Brothers Brady
                   Bond Fund (Class B)       World Government Bond Index                  Bond Index
06/15/95               $10000                       $10000                                 $10000
06/30/95                10045                        10050                                  10225
09/30/95                10492                        9806                                   10898
12/31/95                10929                        10009                                  11913
03/31/96                11312                        9840                                   12444
06/30/96                11837                        9879                                   13584
09/30/96                12350                        10201                                  14997
12/31/96                12943                        10418                                  16032
03/31/97                13014                        9815                                   16227
06/30/97                13352                        10092                                  17889
09/30/97                13649                        10114                                  19130
12/31/97                13165                        9974                                   18734
03/31/98                13324                        10015                                  19758
06/30/98                13168                        10182                                  18892
09/30/98                11852                        11160                                  16045
12/31/98                12496                        11748                                  17430
03/31/99                12447                        11179                                  18382
06/30/99                12851                        10678                                  18564
09/30/99                13013                        11331                                  18865
12/31/99                13773                        11152                                  21079
03/31/00                14318                        11023                                  22267
06/30/00                14094                        10935                                  22275
09/30/00                13963                        10441                                  23610

AVERAGE ANNUAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/00(1)
1-Year 3.00%    5-Year 5.75%    Life 6.51%





                     10 OPPENHEIMER INTERNATIONAL BOND FUND

   [THE FOLLOWING TABLE WAS ORIGINALLY A LINE GRAPH IN THE PRINTED MATERIALS]

                                 CLASS C SHARES
                        COMPARISON OF CHANGE IN VALUE OF
                      $10,000 HYPOTHETICAL INVESTMENTS IN:

                Oppenheimer International        Salomon Brothers Non-US Dollar         Salomon Brothers Brady
                   Bond Fund (Class C)             World Government Bond Index                Bond Index
06/15/95                $10000                              $10000                              $10000
06/30/95                 10045                               10050                               10225
09/30/95                 10473                               9806                                10898
12/31/95                 10929                               10009                               11913
03/31/96                 11311                               9840                                12444
06/30/96                 11814                               9879                                13584
09/30/96                 12350                               10201                               14997
12/31/96                 12943                               10418                               16032
03/31/97                 12990                               9815                                16227
06/30/97                 13352                               10092                               17889
09/30/97                 13649                               10114                               19130
12/31/97                 13165                               9974                                18734
03/31/98                 13324                               10015                               19758
06/30/98                 13169                               10182                               18892
09/30/98                 11853                               11160                               16045
12/31/98                 12497                               11748                               17430
03/31/99                 12448                               11179                               18382
06/30/99                 12852                               10678                               18564
09/30/99                 13014                               11331                               18865
12/31/99                 13774                               11152                               21079
03/31/00                 14319                               11023                               22267
06/30/00                 14097                               10935                               22275
09/30/00                 14048                               10441                               23610


AVERAGE ANNUAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/00(1)
1-Year 6.96%    5-Year 6.05%    Life 6.64%








THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 5/31/95.

1. See page 12 for further details.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



                     11 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S RETURNS MAY HAVE CHANGED SUBSTANTIALLY FROM THE RETURNS SHOWN IN THIS REPORT. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                     12 OPPENHEIMER INTERNATIONAL BOND FUND

                                                                      FINANCIALS


                    13 OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  September 30, 2000

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
==================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--62.6%
----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--6.3%
Argentina (Republic of) Bonds:
9.75%, Series WW, 12/4/05                                                                   $      285,000          $      259,350
11.75%, 6/15/15                                                                                  3,945,000               3,619,537
Bonos de Consolidacion de Deudas, Series PRE3, 2.696%, 9/1/02(1) [ARP]                           3,084,239               2,828,868
----------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 6%, 3/31/23(1)                                                  705,000                 479,400
----------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                                         510,000                 481,950
----------------------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
Series BPR01, 2.693%, 4/1/07(1) [ARP]                                                            3,913,350               2,765,835
----------------------------------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                                      4,410,000               3,872,098
                                                                                                                    --------------
                                                                                                                        14,307,038

----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--2.2%
Belgium (Kingdom of) Bonds, Series 35, 5.75%, 9/28/10 [EUR]                                      5,620,000               5,018,670
----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--6.6%
Brazil (Federal Republic of) Bonds:
10.125%, 5/15/27                                                                                 3,310,000               2,573,525
12.25%, 3/6/30                                                                                     315,000                 286,650
12.75%, 1/15/20                                                                                 10,510,000              10,089,600
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Gtd. Disc. Bonds, 7.375%, 4/15/24(1)                                  460,000                 366,275
----------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Unsub. Bonds, 11%, 8/17/40                                   1,979,000               1,581,221
                                                                                                                    --------------
                                                                                                                        14,897,271

----------------------------------------------------------------------------------------------------------------------------------
BULGARIA--1.0%
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 3%, 7/28/12(1)                                                                        1,885,000               1,373,694
----------------------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Interest Arrears Bonds, 7.75%, 7/28/11(1)                                 1,165,000                 891,225
                                                                                                                    --------------
                                                                                                                         2,264,919

----------------------------------------------------------------------------------------------------------------------------------
CANADA--1.9%
Canada (Government of) Bonds, 7%, 12/1/06 [CAD]                                                  5,990,000               4,235,479
----------------------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.6%
Colombia (Republic of) Bonds, 9.75%, 4/23/09                                                     1,780,000               1,432,900
----------------------------------------------------------------------------------------------------------------------------------
ECUADOR--0.6%
Ecuador (Republic of) Bonds, 4%, 8/15/30(1,2)                                                    1,847,000                 729,565
----------------------------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Unsec. Bonds:
4%, 8/15/30(1)                                                                                     806,000                 318,370
12%, 11/15/12(2)                                                                                   114,000                  80,085
12%, 11/15/12                                                                                      435,000                 305,587
                                                                                                                    --------------
                                                                                                                         1,433,607

----------------------------------------------------------------------------------------------------------------------------------
FRANCE--3.3%
France (Government of) Bonds, Obligations Assimilables du Tresor,
5.50%, 4/25/07 [EUR]                                                                             8,470,000               7,580,095


                    14   OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
GERMANY--1.5%
Germany (Republic of) Bonds, 7.50%, 9/9/04 [EUR]                                                 3,690,000          $    3,516,613
----------------------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--5.0%
United Kingdom Treasury Bonds, 8.50%, 12/7/05 [GBP]                                              6,750,000              11,259,295
----------------------------------------------------------------------------------------------------------------------------------
GREECE--0.5%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08 [GRD]                                             362,000,000               1,085,110
----------------------------------------------------------------------------------------------------------------------------------
INDONESIA--0.1%
Perusahaan Listr Nts., 17%, 8/21/01 [IDR]                                                    2,000,000,000                 229,345
----------------------------------------------------------------------------------------------------------------------------------
IVORY COAST--0.5%
Ivory Coast (Government of) Past Due Interest Bonds,
Series F, 1.90%, 3/29/18(3) [FRF]                                                               41,994,750               1,031,092
----------------------------------------------------------------------------------------------------------------------------------
JAPAN--2.4%
Japan (Government of) Bonds, Series 187, 3.30%, 6/20/06 [JPY]                                  537,400,000               5,476,944
----------------------------------------------------------------------------------------------------------------------------------
MEXICO--3.9%
United Mexican States Bonds:
10.375%, 2/17/09                                                                                   215,000                 234,458
11.375%, 9/15/16                                                                                 2,335,000               2,720,275
11.50%, 5/15/26(4)                                                                               4,780,000               5,814,870
                                                                                                                    --------------
                                                                                                                         8,769,603

----------------------------------------------------------------------------------------------------------------------------------
NORWAY--1.6%
Norway (Government of) Bonds:
5.50%, 5/15/09 [NOK]                                                                            21,270,000               2,220,752
9.50%, 10/31/02 [NOK]                                                                           12,255,000               1,408,358
                                                                                                                    --------------
                                                                                                                         3,629,110

----------------------------------------------------------------------------------------------------------------------------------
PANAMA--0.8%
Panama (Republic of) Bonds, 8.875%, 9/30/27                                                        222,000                 185,925
----------------------------------------------------------------------------------------------------------------------------------
Panama (Republic of) Interest Reduction Bonds, 4.50%, 7/17/14(1)                                 2,140,000               1,712,000
                                                                                                                    --------------
                                                                                                                         1,897,925

----------------------------------------------------------------------------------------------------------------------------------
PERU--2.1%
Peru (Republic of) Sr. Nts., Zero Coupon, 6.12%, 2/28/16(5)                                     10,538,933               4,710,903
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES--0.6%
Philippines (Republic of) Nts., 10.625%, 3/16/25                                                 1,520,000               1,295,800
----------------------------------------------------------------------------------------------------------------------------------
RUSSIA--7.1%
Russian Federation Bonds, 8.25%, 3/31/30(6)                                                      2,444,160               1,619,256
----------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsec. Unsub. Nts.:
8.75%, 7/24/05                                                                                   1,511,000               1,201,245
12.75%, 6/24/28                                                                                    350,000                 304,938
----------------------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Bonds, 2.50%, 3/31/30(1,7)                                            33,336,000              12,907,283
                                                                                                                    --------------
                                                                                                                        16,032,722

----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--3.4%
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10 [ZAR]                                58,005,000               7,770,809
----------------------------------------------------------------------------------------------------------------------------------
SPAIN--2.7%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
4.95%, 7/30/05 [EUR]                                                                             7,130,000               6,180,538

                    15   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%
Sweden (Kingdom of) Debs., Series 1038, 6.50%, 10/25/06 [SEK]                                    9,300,000          $    1,029,710
----------------------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--3.5%
Netherlands (Government of) Bonds, 6.75%, 11/15/05 [EUR]                                         8,350,000               7,844,167
----------------------------------------------------------------------------------------------------------------------------------
TURKEY--0.3%
Turkey (Republic of) Bonds, 11.75%, 6/15/10                                                        718,000                 719,616
----------------------------------------------------------------------------------------------------------------------------------
VENEZUELA--3.7%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27(4)                                                 1,810,000               1,229,895
----------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Collateralized Par Bonds:
Series W-A, 6.75%, 3/31/20                                                                       3,250,000               2,413,125
Series W-B, 6.75%, 3/31/20                                                                         375,000                 278,438
----------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL, 7.875%, 12/18/07(1)                              5,215,714               4,482,228
                                                                                                                    --------------
                                                                                                                         8,403,686
                                                                                                                    --------------
Total Foreign Government Obligations (Cost $145,898,454)                                                               142,052,967

==================================================================================================================================
LOAN PARTICIPATIONS--3.0%

Algeria (Republic of) Reprofiled Debt Loan Participation Nts.,
Tranche 1, 1.312%, 9/4/06(1,6) [JPY]                                                            52,565,039                 383,074
----------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust III Nts., Tranche 3, 2.387%, 3/4/10(1,6,7) [JPY]                   314,532,000               1,993,841
----------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(6) [JPY]                             95,366,666                 858,265
----------------------------------------------------------------------------------------------------------------------------------
ING Barings LLC, Bank Mandiri Linked Nts., Series 5C, 8.344%, 6/1/05(1,6)                          250,000                 189,062
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Bank Mandiri Loan:
Series 3C, 8.344%, 6/1/03(1,6)                                                                     250,000                 182,500
Series 4C, 8.344%, 6/1/04(1,6)                                                                     250,000                 175,000
Series 5 yr., 8.344%, 6/1/05(1,6)                                                                  250,000                 170,000
----------------------------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Gtd. Nts.:
Series 3 yr., 10.094%, 8/25/01(1,6)                                                              1,670,000               1,544,750
Series 4 yr., 10.344%, 8/25/02(1,6)                                                                890,000                 764,287
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc., Bank Umum Loan,
Series C, 10.094%, 8/25/01(1,6)                                                                    500,000                 462,500
                                                                                                                    --------------
Total Loan Participations (Cost $6,539,357)                                                                              6,723,279

==================================================================================================================================
CORPORATE BONDS AND NOTES--11.4%
Bakrie Investindo:
Zero Coupon Promissory Nts., 3/16/1999(3,6,8) [IDR]                                          5,990,000,000                 102,393
Zero Coupon Promissory Nts., 7/10/1998(3,6,8) [IDR]                                          2,000,000,000                  34,188
----------------------------------------------------------------------------------------------------------------------------------
Development Bank of Japan Gtd. Unsec. Bonds,
2.875%, 12/20/06 [JPY]                                                                         860,000,000               8,607,561
----------------------------------------------------------------------------------------------------------------------------------
Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(6,9)                                 1,420,000                 315,950
----------------------------------------------------------------------------------------------------------------------------------
Hanvit Bank:
0%/12.75% Unsec. Sub. Nts., 3/1/10(2,10)                                                         3,400,000               3,459,500
0%/12.75% Unsec. Sub. Nts., 3/1/10(10)                                                             765,000                 778,387
----------------------------------------------------------------------------------------------------------------------------------
Mexican Williams Sr. Nts., 7.671%, 11/15/08(1)                                                     500,000                 470,000
----------------------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(3,6,8)                               365,000                  10,038
----------------------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos Bonds, 9.50%, 9/15/27                                                          855,000                 884,925
----------------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co., 1.50% Sr. Unsec. Unsub. Bonds, 12/7/05 [JPY]                             895,000,000               8,281,193


                    16   OPPENHEIMER INTERNATIONAL BOND FUND

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
==================================================================================================================================
CORPORATE BONDS AND NOTES Continued
PT Polysindo Eka Perkasa:
11% Nts., 6/18/03(3,6,8)                                                                    $      500,000          $       65,000
11% Nts., 7/2/03(3,6,8)                                                                          1,000,000                 130,000
20% Nts., 3/6/01(3,8) [IDR]                                                                  3,000,000,000                  44,444
24% Nts., 6/16/03(3,8) [IDR]                                                                 2,000,000,000                  29,630
24% Nts., 6/19/03(3,8) [IDR]                                                                 4,107,500,000                  60,852
----------------------------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd.:
10.25% Unsec. Nts., Series B, 1/15/97(4,11)                                                      2,605,000               2,240,975
10.25% Unsec. Nts., Series B, 1/15/97(2)                                                           250,000                 215,065
----------------------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6)                                          70,000                  74,683
                                                                                                                    --------------
Total Corporate Bonds and Notes (Cost $29,465,687)                                                                      25,804,784

                                                                                                    UNITS
==================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Mexico Value Rts., Exp. 6/30/03 (Cost $0)                                                          984,000                      --

                                                                                                PRINCIPAL
                                                                                                   AMOUNT
==================================================================================================================================
STRUCTURED INSTRUMENTS--12.6%
Citibank NA (Nassau Branch), Mexican Nuevo Peso Linked Nts.:
18.70%, 3/3/03 [MXN]                                                                            29,160,361               3,151,011
27.40%, 9/20/01 [MXN]                                                                           32,103,244               3,518,643
----------------------------------------------------------------------------------------------------------------------------------
Citibank NA, Brazilian Real Linked Nts.:
24.10%, 5/26/03 [BRR]                                                                            2,400,000               1,332,033
24.25%, 5/23/03 [BRR]                                                                            4,794,118               2,663,659
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch),
Russian Obligatzii Federal'nogo Zaima Linked Nts.:
Series 25030, Zero Coupon, 146.53%, 12/15/01(5,6) [RUR]                                          2,143,000                  53,085
Series 27001, 20.11%, 2/6/02(1,6) [RUR]                                                          1,378,970                  41,699
Series 27002, 20.11%, 5/22/02(1,6) [RUR]                                                           625,200                  18,453
Series 27003, 20.11%, 6/5/02(1,6) [RUR]                                                          1,185,010                  34,921
Series 27004, 20.11%, 9/18/02(1,6) [RUR]                                                           686,610                  19,937
Series 27005, 20.11%, 10/9/02(1,6) [RUR]                                                         1,395,980                  39,665
Series 27006, 20.11%, 1/22/03(1,6) [RUR]                                                         1,973,290                  54,911
Series 27007, 20.11%, 2/5/03(1,6) [RUR]                                                          2,144,860                  59,555
Series 27008, 20.11%, 5/21/03(1,6) [RUR]                                                           625,200                  17,051
Series 27009, 20.11%, 6/4/03(1,6) [RUR]                                                          2,949,470                  80,345
Series 27009, 20.11%, 6/4/03(1,6) [RUR]                                                          6,363,674                 173,351
Series 27010, 20.11%, 9/17/03(1,6) [RUR]                                                           625,200                  16,788
Series 27011, 20.11%, 10/8/03(1,6) [RUR]                                                         3,635,620                  95,229
Series 28001, 20.11%, 1/21/04(1,6) [RUR]                                                           625,200                  16,007
Series L, 20.11%, 2/6/02(1,6) [RUR]                                                                566,080                  17,118
Series L, 20.11%, 5/22/02(1,6) [RUR]                                                               566,080                  16,708
Series L, 20.11%, 6/5/02(1,6) [RUR]                                                                566,080                  16,682
Series L, 20.11%, 9/18/02(1,6) [RUR]                                                               566,080                  16,437
Series L, 20.11%, 10/9/02(1,6) [RUR]                                                               566,080                  16,085
Series L, 20.11%, 1/22/03(1,6) [RUR]                                                               566,080                  15,752
Series L, 20.11%, 2/5/03(1,6) [RUR]                                                                566,080                  15,718
Series L, 20.11%, 5/21/03(1,6) [RUR]                                                               566,080                  15,439
Series L, 20.11%, 6/4/03(1,6) [RUR]                                                                566,080                  15,420
Series L, 20.11%, 9/17/03(1,6) [RUR]                                                               566,080                  15,200


                    17   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                PRINCIPAL             MARKET VALUE
                                                                                                   AMOUNT               SEE NOTE 1
==================================================================================================================================
STRUCTURED INSTRUMENTS Continued
Credit Suisse First Boston Corp. (New York Branch),
Russian Obligatzii Federal'nogo Zaima Linked Nts.: Continued
Series L, 20.11%, 10/8/03(1,6) [RUR]                                                               566,080          $       14,827
Series L, 20.11%, 1/21/04(1,6) [RUR]                                                               566,080                  14,493
Series L, Zero Coupon, 53.77%, 12/15/01(5,6) [RUR]                                               1,940,000                  48,057
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Turkish Lira Linked Nts., 11%, 12/11/00                                        8,500,000               8,573,950
----------------------------------------------------------------------------------------------------------------------------------
ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01                                 3,500                 264,495
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Brazilian Real Linked Nts., 23.30%, 5/30/03 [BRR]                     4,760,000               2,689,258
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Mexican Nuevo Peso Linked Nts.,
18.65%, 8/25/03 [MXN]                                                                           31,390,088               3,273,291
----------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney, Inc. Turkish Lira Linked Nts., 11%, 1/16/01                                2,209,261               2,230,735
                                                                                                                    --------------
Total Structured Instruments (Cost $28,684,723)                                                                         28,656,008


                                                                 DATE             STRIKE         CONTRACTS
==================================================================================================================================
OPTIONS PURCHASED--0.1%
European Monetary Unit Call                                   12/5/00           EUR0.937         5,029,005                  22,766
----------------------------------------------------------------------------------------------------------------------------------
European Monetary Unit/
Japanese Yen Call(6)                                         10/24/00             $97.86         6,435,000                  28,333
----------------------------------------------------------------------------------------------------------------------------------
South Korean Won Call                                        11/28/00        KRW1,100.00         8,700,000                  52,200
----------------------------------------------------------------------------------------------------------------------------------
Thailand Baht Call(6)                                         12/6/00           THB38.00       649,040,000                  64,904
                                                                                                                    --------------
Total Options Purchased (Cost $543,758)                                                                                    168,203


                                                                                                PRINCIPAL
                                                                                                   AMOUNT
==================================================================================================================================
REPURCHASE AGREEMENTS--8.7%
Repurchase agreement with PaineWebber, Inc., 6.50%,
dated 9/29/00, to be repurchased at $19,837,740 on 10/2/00,
collateralized by U.S. Treasury Nts., 4.25%-5.50%,
7/31/01-11/15/03, with a value of $20,241,415 (Cost $19,827,000)                                19,827,000              19,827,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $230,958,979)                                                       98.4%            223,232,241
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                        1.6               3,630,364
                                                                                            --------------------------------------
NET ASSETS                                                                                           100.0%           $226,862,605
                                                                                            ======================================


                    18   OPPENHEIMER INTERNATIONAL BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP     Argentine Peso                           JPY    Japanese Yen
BRR     Brazilian Real                           KRW    South Korean Won
CAD     Canadian Dollar                          MXN    Mexican Nuevo Peso
EUR     Euro                                     NOK    Norwegian Krone
FRF     French Franc                             RUR    Russian Ruble
GBP     British Pound Sterling                   SEK    Swedish Krona
GRD     Greek Drachma                            THB    Thai Baht
IDR     Indonesian Rupiah                        ZAR    South African Rand

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,484,215 or 1.98% of the Fund's net assets as of September 30, 2000.

3. Issuer is in default.

4. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                          PRINCIPAL/CONTRACTS           EXPIRATION       EXERCISE         PREMIUM     MARKET VALUE
                                          SUBJECT TO CALL/PUT                 DATE          PRICE        RECEIVED       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
European Monetary Unit Put                          4,594,035              12/5/00        EUR0.856       $ 47,778        $  37,359
European Monetary Unit/Japanese Yen Put            $6,435,000             10/24/00         $ 91.00         44,897           19,157
United Mexican States Bonds Call                        4,780             10/10/00          128.00%        35,850              110
United Mexican States Bonds Put                         4,780             10/10/00          124.50        169,690          157,023
Venezuela (Republic of) Bonds Call                        840             11/13/00           68.80          9,912            6,888
                                                                                                         -------------------------
                                                                                                         $308,127         $220,537
                                                                                                         =========================

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

7. When-issued security to be delivered and settled after September 30, 2000.

8. Non-income-producing security.

9. Securities with an aggregate market value of $315,950 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.


                    19   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHICAL DIVERSIFICATION                                      MARKET VALUE            PERCENT
--------------------------------------------------------------------------------------------------
United States                                                      $28,276,396               12.7%
Brazil                                                              21,582,220                9.7
Mexico                                                              20,067,473                9.0
Russia                                                              17,256,149                7.7
Argentina                                                           14,307,039                6.4
Japan                                                               14,084,505                6.3
Turkey                                                              11,524,301                5.2
Great Britain                                                       11,259,295                5.0
Venezuela                                                            8,403,686                3.8
The Netherlands                                                      7,844,167                3.5
South Africa                                                         7,770,809                3.5
France                                                               7,580,095                3.4
Spain                                                                6,180,538                2.8
Belgium                                                              5,018,670                2.2
Peru                                                                 4,710,903                2.1
Korea, Republic of (South)                                           4,237,888                1.9
Canada                                                               4,235,479                1.9
Indonesia                                                            4,193,989                1.9
Norway                                                               3,629,111                1.6
Germany                                                              3,516,613                1.6
Algeria                                                              3,235,179                1.4
India                                                                2,456,039                1.1
Bulgaria                                                             2,264,919                1.0
Panama                                                               1,897,925                0.9
Ecuador                                                              1,433,608                0.6
Colombia                                                             1,432,900                0.6
Philippines                                                          1,295,800                0.6
Greece                                                               1,085,110                0.5
Ivory Coast                                                          1,031,092                0.5
Sweden                                                               1,029,710                0.5
Chile                                                                  315,950                0.1
Switzerland                                                             74,683                0.0
                                                                ---------------------------------
Total                                                             $223,232,241              100.0%
                                                                =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    20   OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES                           September 30, 2000

==========================================================================================================
 ASSETS

 Investments, at value (cost $230,958,979)--see accompanying statement                      $223,232,241
----------------------------------------------------------------------------------------------------------
 Cash                                                                                            351,989
----------------------------------------------------------------------------------------------------------
 Cash--foreign currencies (cost $937,567)                                                        937,567
----------------------------------------------------------------------------------------------------------
 Cash--collateral for futures                                                                    410,000
----------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                                           103,418
----------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                                    4,747,027
 Shares of beneficial interest sold                                                              277,576
 Other                                                                                             3,425
                                                                                            --------------
 Total assets                                                                                230,063,243

==========================================================================================================
 LIABILITIES

 Unrealized depreciation on foreign currency contracts                                           254,961
----------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $308,127)--see accompanying statement              220,537
----------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                                    795,117
 Shares of beneficial interest redeemed                                                          717,385
 Dividends                                                                                       687,702
 Closed foreign currency contracts                                                               249,618
 Distribution and service plan fees                                                              146,250
 Daily variation on futures contracts                                                             26,248
 Trustees' compensation                                                                            1,571
 Other                                                                                           101,249
                                                                                            --------------
 Total liabilities                                                                             3,200,638

==========================================================================================================
 NET ASSETS                                                                                 $226,862,605
                                                                                            ==============

==========================================================================================================
 COMPOSITION OF NET ASSETS

 Paid-in capital                                                                            $286,287,868
----------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                          (565,330)
----------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions              (50,944,836)
----------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                                     (7,915,097)
                                                                                            --------------
 NET ASSETS                                                                                 $226,862,605
                                                                                            ==============


                    21  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

==========================================================================================================
 NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $100,928,119 and 24,106,571 shares of beneficial interest outstanding)                            $4.19
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                                   $4.40
----------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $98,271,661
 and 23,551,443 shares of beneficial interest outstanding)                                         $4.17
----------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,662,825
 and 6,631,791 shares of beneficial interest outstanding)                                          $4.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    22  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2000

==========================================================================================================
INVESTMENT INCOME

 Interest (net of foreign withholding taxes of $151,591)                                     $29,787,397
----------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $72)                                                 410
                                                                                             -------------
 Total income                                                                                 29,787,807

==========================================================================================================
 EXPENSES

 Management fees                                                                               1,910,655
----------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                         277,421
 Class B                                                                                       1,152,536
 Class C                                                                                         307,355
----------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                   388,411
----------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                             185,088
----------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                     145,027
----------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                            2,773
----------------------------------------------------------------------------------------------------------
 Other                                                                                            90,651
                                                                                             -------------
 Total expenses                                                                                4,459,917
 Less expenses paid indirectly                                                                   (39,430)
                                                                                             -------------
 Net expenses                                                                                  4,420,487

==========================================================================================================
 NET INVESTMENT INCOME                                                                        25,367,320

==========================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                         7,287,599
 Closing of futures contracts                                                                    329,009
 Closing and expiration of option contracts written                                              118,557
 Foreign currency transactions                                                               (19,029,644)
                                                                                             -------------
 Net realized loss                                                                           (11,294,479)
----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                                   8,460,132
 Translation of assets and liabilities denominated in foreign currencies                      (1,785,490)
                                                                                             -------------
 Net change                                                                                    6,674,642
                                                                                             -------------
 Net realized and unrealized loss                                                             (4,619,837)

==========================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $20,747,483
                                                                                             =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                    23  OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED SEPTEMBER 30,                                                 2000              1999
================================================================================================
 OPERATIONS
------------------------------------------------------------------------------------------------
 Net investment income                                           $  25,367,320     $  33,032,068
------------------------------------------------------------------------------------------------
 Net realized loss                                                 (11,294,479)      (26,122,910)
------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                               6,674,642        17,536,670
                                                                 -------------------------------
 Net increase in net assets resulting from operations               20,747,483        24,445,828

================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                            (5,798,494)      (12,490,131)
 Class B                                                            (5,737,841)      (14,069,900)
 Class C                                                            (1,454,587)       (3,315,800)
------------------------------------------------------------------------------------------------
 Return of capital distribution:
 Class A                                                            (4,694,873)               --
 Class B                                                            (4,486,212)               --
 Class C                                                            (1,251,966)               --

================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                16,710         7,013,720
 Class B                                                           (19,365,519)        1,272,305
 Class C                                                            (1,436,387)        2,430,203

================================================================================================
 NET ASSETS
------------------------------------------------------------------------------------------------
 Total increase (decrease)                                         (23,461,686)        5,286,225
------------------------------------------------------------------------------------------------
 Beginning of period                                               250,324,291       245,038,066
                                                                 -------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $(565,330) and $744,959, respectively]      $226,862,605      $250,324,291
                                                                 ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     24 OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

 CLASS A    YEAR ENDED SEPTEMBER 30,                   2000         1999        1998            1997           1996
===================================================================================================================
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $   4.23     $   4.32    $   5.51        $   5.49        $  5.10
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .45          .58         .56             .52            .52
 Net realized and unrealized gain (loss)               (.08)        (.14)      (1.20)            .08            .40
                                                   ----------------------------------------------------------------
 Total income (loss) from
 investment operations                                  .37          .44        (.64)            .60            .92
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.21)        (.53)       (.53)           (.53)          (.53)
 Return of capital distribution                        (.20)          --          --              --             --
 Distributions from net realized gain                    --           --        (.02)           (.05)            --
                                                   ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.41)        (.53)       (.55)           (.58)          (.53)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $   4.19     $   4.23    $   4.32        $   5.51        $  5.49
                                                   ================================================================

===================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                   8.93%       10.58%     (12.50)%         11.33%         18.82%
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $100,928     $102,236    $ 97,404        $114,847        $52,128
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $110,968     $101,948    $108,264        $ 89,112        $19,817
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                10.23%       13.47%      11.09%           9.24%          9.60%
 Expenses                                              1.31%        1.26%       1.24%(3)        1.28%(3)       1.59%(3)
 Expenses, net of indirect
 and waiver of expenses                                1.29%        1.25%        N/A             N/A           1.49%
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                288%         285%        446%            280%           273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     25 OPPENHEIMER INTERNATIONAL BOND FUND

 FINANCIAL HIGHLIGHTS CONTINUED

 CLASS B        YEAR ENDED SEPTEMBER 30,                      2000         1999          1998            1997           1996
============================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $   4.22     $   4.31      $   5.50        $   5.48        $  5.10
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .42          .55           .52             .48            .48
 Net realized and unrealized gain (loss)                      (.09)        (.14)        (1.20)            .07            .39
                                                          ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                         .33          .41          (.68)            .55            .87
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.20)        (.50)         (.49)           (.48)          (.49)
 Return of capital distribution                               (.18)          --            --              --             --
 Distributions from net realized gain                           --           --          (.02)           (.05)            --
                                                          ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                              (.38)        (.50)         (.51)           (.53)          (.49)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $4.17     $   4.22      $   4.31        $   5.50        $  5.48
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                          7.94%        9.79%       (13.16)%         10.52%         17.71%
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                 $ 98,272     $118,632      $119,998        $122,874        $45,207
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $115,116     $122,878      $128,789        $ 87,557        $17,891

----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                        9.63%       12.70%        10.33%           8.57%          8.81%
 Expenses                                                     2.05%        2.02%         2.00%(3)        2.04%(3)       2.36%(3)
 Expenses, net of indirect
 and waiver of expenses                                       2.03%        2.01%          N/A             N/A           2.26%

----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       288%         285%          446%            280%           273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                     26 OPPENHEIMER INTERNATIONAL BOND FUND

 CLASS C        YEAR ENDED SEPTEMBER 30,                      2000        1999        1998          1997          1996
======================================================================================================================
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                      $  4.22     $  4.31     $  5.50       $  5.48       $  5.09
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .41         .55         .52           .48           .48
 Net realized and unrealized gain (loss)                      (.08)       (.14)      (1.20)          .07           .39
                                                           -----------------------------------------------------------
 Total income (loss) from
 investment operations                                         .33         .41        (.68)          .55           .87
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.19)       (.50)       (.49)         (.48)         (.48)
 Return of capital distribution                               (.19)         --          --            --            --
 Distributions from net realized gain                           --          --        (.02)         (.05)           --
                                                           -----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                              (.38)       (.50)       (.51)         (.53)         (.48)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $4.17       $4.22     $  4.31       $  5.50       $  5.48
                                                           ===========================================================

======================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                          7.95%       9.80%     (13.16)%       10.52%        17.92%
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $27,663     $29,456     $27,636       $28,684       $10,282
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $30,710     $28,918     $29,336       $19,883       $ 4,039
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                        9.55%      12.76%      10.33%         8.62%         8.76%
 Expenses                                                     2.05%       2.02%       2.00%(3)      2.04%(3)      2.36%(3)
 Expenses, net of indirect
 and waiver of expenses                                       2.03%       2.01%        N/A           N/A          2.25%
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       288%        285%        446%          280%          273%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    27 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1.      SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign-currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 2000, the market value of these securities comprised 12.6% of the Fund's net assets and resulted in unrealized losses at September 30, 2000, of $28,715. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to

                     28 OPPENHEIMER INTERNATIONAL BOND FUND
market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $795,117.

        In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2000, securities with an aggregate market value of $1,507,637, representing 0.66% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                     29 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1.      SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes unused capital loss carryovers as follows:

EXPIRING
-------------------------------
2006                $ 3,413,515
2007                 24,055,190
2008                  4,438,059

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $10,433,051, a decrease in undistributed net investment income of $3,253,636, and a decrease in accumulated net realized loss on investments of $13,686,687. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

                     30 OPPENHEIMER INTERNATIONAL BOND FUND

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2.      SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED SEPTEMBER 30, 2000      YEAR ENDED SEPTEMBER 30, 1999
                                      SHARES           AMOUNT           SHARES            AMOUNT
------------------------------------------------------------------------------------------------
 CLASS A
 Sold                             17,212,754     $ 74,398,275       11,247,933      $ 48,852,991
 Dividends and/or
 distributions reinvested          1,563,403        6,713,788        1,806,309         7,837,034
 Redeemed                        (18,821,217)     (81,095,353)     (11,446,723)      (49,676,305)
                                 ---------------------------------------------------------------
 Net increase (decrease)             (45,060)    $     16,710        1,607,519      $  7,013,720
                                 ===============================================================

------------------------------------------------------------------------------------------------
 CLASS B
 Sold                              6,037,848     $ 25,959,092        7,369,029      $ 32,003,600
 Dividends and/or
 distributions reinvested          1,114,634        4,770,337        1,549,542         6,704,118
 Redeemed                        (11,704,016)     (50,094,948)      (8,655,920)      (37,435,413)
                                 ---------------------------------------------------------------
 Net increase (decrease)          (4,551,534)    $(19,365,519)         262,651      $  1,272,305
                                 ===============================================================

------------------------------------------------------------------------------------------------
 CLASS C
 Sold                              3,016,468     $ 12,968,071        2,727,759      $ 11,829,225
 Dividends and/or
 distributions reinvested            343,343        1,468,887          450,539         1,948,375
 Redeemed                         (3,708,122)     (15,873,345)      (2,613,007)      (11,347,397)
                                 ---------------------------------------------------------------
 Net increase (decrease)            (348,311)    $ (1,436,387)         565,291      $  2,430,203
                                 ===============================================================

================================================================================
3.      PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $651,136,495 and $676,300,522, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $231,514,255 was:

 Gross unrealized appreciation           $  2,930,214
 Gross unrealized depreciation           $(11,212,228)
                                         ------------
 Net unrealized depreciation             $ (8,282,014)
                                         ============

                     31 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4.      FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2000, was an annualized rate of 0.74%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                            AGGREGATE        CLASS A      COMMISSIONS      COMMISSIONS     COMMISSIONS
                            FRONT-END      FRONT-END       ON CLASS A       ON CLASS B      ON CLASS C
                        SALES CHARGES  SALES CHARGES           SHARES           SHARES          SHARES
                           ON CLASS A    RETAINED BY      ADVANCED BY      ADVANCED BY     ADVANCED BY
 YEAR ENDED                    SHARES    DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------
 September 30, 2000          $255,294        $70,759          $32,659          $551,662        $95,774

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                      CLASS A                      CLASS B                      CLASS C
                          CONTINGENT DEFERRED          CONTINGENT DEFERRED          CONTINGENT DEFERRED
                                SALES CHARGES                SALES CHARGES                SALES CHARGES
 YEAR ENDED           RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR      RETAINED BY DISTRIBUTOR
 ----------------------------------------------------------------------------------------------
 September 30, 2000                       $--                     $482,771                      $18,769

        The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $277,421 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $14,953 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                     32 OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

        The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

        The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                                 DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                     AGGREGATE      UNREIMBURSED
                                                                  UNREIMBURSED     EXPENSES AS %
                              TOTAL PAYMENTS  AMOUNT RETAINED         EXPENSES     OF NET ASSETS
                                  UNDER PLAN   BY DISTRIBUTOR       UNDER PLAN          OF CLASS
------------------------------------------------------------------------------------------------
 Class B Plan                     $1,152,536         $919,820       $5,139,502              5.23%
 Class C Plan                        307,355           82,214          701,203              2.53

================================================================================
5.      FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

                     33 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
5. FOREIGN CURRENCY CONTRACTS Continued

       The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

       Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


As of September 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                                                         CONTRACT
                                          EXPIRATION       AMOUNT    VALUATION AS OF     UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION                            DATE        (000s)    SEPT. 30, 2000   APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Japanese Yen (JPY)                  10/5/00-10/26/00   JPY695,798        $ 6,468,529     $       --        $ 31,873
                                                                                       ------------------------------

CONTRACTS TO SELL
Brazilian Real (BRR)                         10/4/00    BRR12,618          6,831,428             --          80,224
British Pound Sterling (GBP)                11/27/00     GBP5,120          7,577,299             --         102,406
Canadian Dollar (CAD)                       10/31/00     CAD6,390          4,250,014          3,860              --
Euro (EUR)                                  10/26/00     EUR6,435          5,686,250             --          14,762
Japanese Yen (JPY)                   10/2/00-9/10/01   JPY416,714          3,918,937         50,050              --
Mexican Nuevo Peso (MXN)                     10/4/00    MXN95,539         10,103,988             --          25,696
South African Rand (ZAR)                    10/19/00    ZAR56,232          7,772,442         49,508              --
                                                                                       ------------------------------
                                                                                            103,418         223,088
                                                                                       ------------------------------
Total Unrealized Appreciation and Depreciation                                           $  103,418        $254,961
                                                                                       ==============================

================================================================================
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

       The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

       Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


                    34  OPPENHEIMER INTERNATIONAL BOND FUND

       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

       Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


As of September 30, 2000, the Fund had outstanding futures contracts as follows:

                                                                                         UNREALIZED
                                       EXPIRATION    NUMBER OF   VALUATION AS OF       APPRECIATION
CONTRACT DESCRIPTION                         DATE    CONTRACTS    SEPT. 30, 2000     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bond                           12/19/00           47       $ 4,636,844         $    5,875
                                                                                       ---------------

CONTRACTS TO SELL
Japan (Government of) Bonds, 10 yr.      12/11/00            6         7,353,137            (89,395)
U.S. Treasury Nts., 10 yr.               12/19/00          200        20,043,750            (39,062)
                                                                                       ---------------
                                                                                           (128,457)
                                                                                       ---------------
                                                                                         $ (122,582)
                                                                                       ===============

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

       The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

       Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

       Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.


                    35  OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
7. OPTION ACTIVITY Continued

       The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


Written option activity for the year ended September 30, 2000, was as follows:

                                                CALL OPTIONS                        PUT OPTIONS
                             ---------------------------------------------------------------------
                                  NUMBER OF        AMOUNT OF        NUMBER OF         AMOUNT OF
                                  CONTRACTS         PREMIUMS        CONTRACTS          PREMIUMS
--------------------------------------------------------------------------------------------------
Options outstanding as of
September 30, 1999                       --         $     --       52,083,537          $188,728
Options written                 537,007,416          127,135       13,908,815           275,059
Options closed or expired      (537,000,000)         (55,603)     (32,685,000)          (79,631)
Options exercised                    (1,796)         (25,770)     (22,273,537)         (121,791)
Options outstanding as of
September 30, 2000                    5,620          $45,762       11,033,815          $262,365
                             =====================================================================

================================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

As of September 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2000, was $10,126,957, which represents 4.46% of the Fund's net assets, of which $74,683 is considered restricted. Information concerning restricted securities is as follows:

                                                                                         VALUATION
                                                                                    PER UNIT AS OF
SECURITY                                    ACQUISITION DATE    COST PER UNIT       SEPT. 30, 2000
----------------------------------------------------------------------------------------------------
BONDS
Tag Heuer International SA, 12% Sr. Sub.
Nts., 12/15/05                                       5/14/96           105.25%              106.69%


                    36  OPPENHEIMER INTERNATIONAL BOND FUND

================================================================================
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

       The Fund had no borrowings outstanding during the year ended September 30, 2000.

================================================================================
10. OTHER MATTERS

On April 13, 2000, the Board of Trustees approved the reorganization of Oppenheimer World Bond Fund with and into Oppenheimer International Bond Fund. Shareholders of Oppenheimer World Bond Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer International Bond Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar 2000.


                    37  OPPENHEIMER INTERNATIONAL BOND FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER INTERNATIONAL BOND FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Bond Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Denver, Colorado
October 20, 2000


                    38  OPPENHEIMER INTERNATIONAL BOND FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

       The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    39  OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND

A Series of Oppenheimer International Bond Fund
================================================================================
OFFICERS AND TRUSTEES       James C. Swain, Trustee and Chairman of the Board
                            Bridget A. Macaskill, Trustee and President
                            William L. Armstrong, Trustee
                            Robert G. Avis, Trustee
                            George C. Bowen, Trustee
                            Edward L. Cameron, Trustee
                            Jon S. Fossel, Trustee
                            Sam Freedman, Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Ruggero de'Rossi, Vice President
                            Arthur P. Steinmetz, Vice President
                            Andrew J. Donohue, Vice President and Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS        Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL               Myer, Swanson, Adams & Wolf, P.C.


                            For more complete information about Oppenheimer International Bond Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at WWW.OPPENHEIMERFUNDS.COM.

                            SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                            OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.


                            (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


                    40  OPPENHEIMER INTERNATIONAL BOND FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
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                         24-hr access to account information and transactions(1) WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
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                         Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                         1.800.525.7048
--------------------------------------------------------------------------------
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                         1.800.852.8457
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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                         Mon-Fri 9am-6:30pm ET
                         1.800.843.4461
--------------------------------------------------------------------------------
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                         24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
--------------------------------------------------------------------------------
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                         OppenheimerFunds Services
                         P.O. BOX 5270, DENVER, CO 80217-5270
--------------------------------------------------------------------------------
                         TICKER SYMBOLS Class A: OIBAX  Class B: OIBBX  Class C:
                         OIBCX
--------------------------------------------------------------------------------
                         1. At times this website may be inaccessible or its
                            transaction feature may be unavailable.
--------------------------------------------------------------------------------



[OPPENHEIMERFUNDS(R)LOGO]


RA0880.007.0900   November 29, 2000

[PHOTO]
SEMIANNUAL REPORT APRIL 30, 2000


OPPENHEIMER
WORLD BOND FUND

[OPPENHEIMER LOGO]

            CONTENTS

1  President's Letter

3  An Interview with Your Fund's Managers

8  Financial Statements

34 Officers and Trustees

REPORT HIGHLIGHTS
------------------------------------------------------------------------------

Of the various foreign markets, EMERGING-MARKET BONDS CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE.

WE TOOK ADVANTAGE OF WEAKNESS IN U.S. MORTGAGE-BACKED SECURITIES to add what we believed were a number of compelling high-quality holdings.

We believe that THE FUND'S HOLDINGS MAY BENEFIT AS THE GLOBAL FIXED-INCOME INVESTMENT ENVIRONMENT AND DEMAND FOR HIGHER-YIELDING SECURITIES IMPROVES.


CUMULATIVE
TOTAL RETURNS*
For the 6-Month Period
Ended 4/30/00

Class A
Without           With
Sales Chg.        Sales Chg.
------------------------------------
3.44%             -1.47%

Class B
Without           With
Sales Chg.        Sales Chg.

------------------------------------
2.94%             -1.99%

Class C
Without           With
Sales Chg.        Sales Chg.

------------------------------------
2.92%             1.93%

*SEE NOTES ON PAGE 7 FOR FURTHER DETAILS.

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
World Bond Fund

PRESIDENT'S LETTER

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may have assumed too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance."

    Several months ago, Alan Greenspan, the Chairman of the Federal Reserve Board, stated his view that the spectacular returns some sectors of the market were then experiencing may have been partly responsible for pushing our economy to growth rates that could lead to higher inflation. Today it is clear that the dramatic rise in the prices of a narrow segment of the market created enormous wealth for some investors. The result of this newfound wealth has been a substantial increase in spending that the Federal Reserve Board believes could threaten the healthy growth of our economy.

    That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed has been attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

    The implications of the Fed's resolve are clear: investors must continue to be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth often reduces corporate earnings and puts downward pressure on stock prices. Highly valued stocks can be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has been cautioning investors against the expectation that the types of returns seen in the recent bull market will last forever.

                         1 OPPENHEIMER WORLD BOND FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

    Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

    While some "new economy" stocks have risen over the last year, many so-called "old economy" stocks are selling at low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor.

    What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include con-sidering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuations, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

    We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL
Bridget A. Macaskill
May 19, 2000

                         2 OPPENHEIMER WORLD BOND FUND

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM(L TO R)
Art Steinmetz
Ruggero de' Rossi

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER WORLD BOND FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 2000?

A. We are generally pleased with the Fund's returns in what has been a mixed bag for global bond markets. During the six-month reporting period, stronger than expected economic growth throughout the world fueled concerns that inflationary pressures might reemerge. As a result, tighter monetary policy worldwide pushed many bond yields higher. Because bond yields and prices generally move in opposite directions, higher interest rates eroded the value of many fixed income securities. However, by focusing on what we believed were the highest yielding, positive performing sectors of the global bond market, we were able to provide a competitive yield in a declining market.(1)

WHAT WAS THE ECONOMIC ENVIRONMENT LIKE DURING THE PERIOD?

When the reporting period began on November 1, 1999, it had become apparent that many of the world's economies were growing robustly. The emerging markets of Asia, Eastern Europe and, to a lesser extent, Latin America, had made a remarkable recovery from the 1998 global financial crisis. Many developed markets stabilized, with most European economies experiencing moderate growth, while Japan's economy showed only budding signs of recovery after nearly a decade of recession.

1. Investing in foreign bonds, especially in emerging markets, entails higher expenses and risks, such as foreign currency fluctuations. Investing in high yield junk bonds carries greater risk of volatility and default. Please see the prospectus for more information on the risks of investing in the Fund.


                         3 OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

"Although the past six months have been challenging for many bonds, our focus on high-yielding securities helped enhance the Fund's performance."

    In the United States, the economy was robust, but a combination of tight labor markets, rising commodity prices and high levels of consumer borrowing raised fears of higher inflation down the road. Additionally, Federal Reserve Chairman Alan Greenspan voiced concern over the "wealth effect," as stock valuations continued to rise and income from investments in the stock market fueled vigorous household spending. Questioning the economy's ability to sustain its rapid growth, the Federal Reserve Board continued to raise short-term interest rates, with additional hikes in November, February and March.

    While many bond investors were prepared for these moves, they were less so for the U.S. Treasury Department's buyback program, announced in late January of this year. This repurchase of a larger-than-expected portion of outstanding Treasury debt created an acute imbalance between supply and demand for U. S. Treasury securities, particularly on the long end of the maturity spectrum. With long bonds already in short supply, increased demand drove prices up dramatically. However, as yields on longer-term bonds dipped below yields on shorter issues, inverting the yield curve, longer issues still in circulation became even more valuable.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We have focused on seeking to maximize income in a rising interest rate environment. We generally avoided lower yielding securities from countries with relatively low rates of economic growth. Instead, we emphasized higher yielding bonds from countries with strong economies. Focusing on credit-sensitive rather than interest rate-sensitive bonds helped provide above-average income streams, which helped offset the effects of declining bond prices.

                         4 OPPENHEIMER WORLD BOND FUND

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 3/31/00(2)
Class A
1-Year    5-Year    10-Year
----------------------------------------
6.36%     7.21%     7.15%

Class B             Since
1-Year    5-Year    Inception
----------------------------------------
5.81%     N/A       0.94%

Class C             Since
1-Year    5-Year    Inception
----------------------------------------
9.81%     N/A       2.66%

Because of ongoing market volatility,
the Fund's returns may fluctuate and may be less than the results shown.

-----------------------------------------
STANDARDIZED YIELDS(3)
For the 30-days Ended 4/30/00
-----------------------------------------
Class A             9.26%
-----------------------------------------
Class B             8.92
-----------------------------------------
Class C             8.91


WHERE HAVE YOU FOUND THE MOST ATTRACTIVE OPPORTUNITIES FOR INVESTMENT DURING THE PAST SIX MONTHS?

Of the various international markets, emerging-market bonds contributed the most to performance. Consistent with our value orientation, we purchased many of our current holdings in 1998, when they fell out of favor due to the global financial crisis. As market conditions and investor interest have improved, we have taken a more aggressive stance.

    On the other hand, our holdings of foreign bonds from many developed markets were negatively influenced by the strength of the U.S. dollar relative to most European currencies, including the euro. Many European economies were growing at slower rates than the U.S. economy, making U.S. investments relatively more attractive to domestic and foreign investors alike. However, we believe there are investment opportunities in the United Kingdom and many Scandinavian countries.

    In the United States, we allocated part of the portfolio to "spread products" such as mortgage-backed securities. These types of securities typically provide extra yield above Treasuries, and generally perform better in a rising-rate environment. Throughout the last six months, we sought to take advantage of weakness in the mortgage-backed securities sector to add what we believed were a number of compelling high-quality holdings.

(2.) See Notes on page 7 for further details
(3.) Standardized yield is based on net investment income for the 30-day period ended April 30, 2000. Falling share prices will tend to artificially raise yields.

                          5 OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

REGIONAL ALLOCATION
Percentage of invested assets(4)

[PIE CHART]

United States/
Canada              53.0%

Latin America       15.9

Europe              15.1

Asia                 7.5

Emerging
Europe               5.7

Middle East/
Africa               2.8

WHAT IS YOUR OUTLOOK OVER THE FORESEEABLE FUTURE?

We remain optimistic. We expect the Federal Reserve and other central banks to employ tighter monetary policy until they see evidence that inflation will remain under control. In our view, U.S. investors could expect to see several more interest-rate increases, which we believe have already been priced into long-term bond yields. Because of its size and scope, the U.S. economy influences many worldwide markets. However, we believe that any further price erosion among longer-term bonds should be limited.

    We will seek to continue to manage the Fund in a way that takes advantage of the changing relationships among the various sectors of the global bond market. In fact, adhering to our long-term investment discipline is just one of the many reasons why Oppenheimer World Bond Fund is an important part of The Right Way to Invest.




TOP TEN COUNTRY HOLDINGS(4)
-----------------------------------------------------------------------------
United States                                                           49.8%
-----------------------------------------------------------------------------
Mexico                                                                   5.0
-----------------------------------------------------------------------------
France                                                                   4.0
-----------------------------------------------------------------------------
Argentina                                                                3.7
-----------------------------------------------------------------------------
Canada                                                                   3.2
-----------------------------------------------------------------------------
Russia                                                                   3.1
-----------------------------------------------------------------------------
Brazil                                                                   2.8
-----------------------------------------------------------------------------
Italy                                                                    2.8
-----------------------------------------------------------------------------
Korea, Republic of (South)                                               2.0
-----------------------------------------------------------------------------
Algeria                                                                  1.8

(4.) Portfolio is subject to change. Percentages are as of April 30, 2000, and are based on total market value of investments.

                         6 OPPENHEIMER WORLD BOND FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns and yields shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares of the Fund were first publicly offered on 11/23/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%. Class A shares are subject to an annual 0.25% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 4/27/98. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 4/27/98. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                         7 OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS April 30, 2000 / Unaudited
--------------------------------------------------------------------------------


                                                                                PRINCIPAL          MARKET VALUE
MORTGAGE-BACKED OBLIGATIONS--11.6%                                                 AMOUNT            SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--8.3%
----------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--7.5%
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24          $ 109,000            $ 101,199
---------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 197, Cl. IO, 11.248%, 4/1/28(1)                                          1,333,331              423,437
Series 199, Cl. IO, 18.28%, 8/1/28(1)                                           1,243,955              408,756
--------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates:
11.50%, 1/1/18                                                                     25,000               26,462
13%, 5/1/19                                                                       157,250              175,288
---------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%, 3/1/28                                  2,062,368            1,928,769
                                                                                                    ----------
                                                                                                      3,063,911
---------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.8%
Government National Mortgage Assn.:
7.50%, 5/15/24                                                                     34,068               33,626
7.50%, 1/15/26(2,3)                                                               265,064              261,123
11%, 10/20/19                                                                      45,525               49,030
                                                                                                    ----------
                                                                                                       343,779
----------------------------------------------------------------------------------------------------------------
PRIVATE--3.3%
---------------------------------------------------------------------------------------------------------------
COMMERCIAL--3.3%
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 25.531%, 12/25/20(1,4)           5,003,131               62,539
---------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(4)                             190,000              169,100
---------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, Cl. C, 7.993%, 7/25/06(4,5)                       200,000              182,625
---------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl. D, 7.777%, 6/15/21(5)                           107,226              105,007
---------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. E, 7.416%, 3/15/06(4,5)                         553,342              456,248
---------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(6)                           250,000              205,879
---------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                              84,164               75,965
---------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
Series 1995-C4, Cl. E, 8.744%, 6/25/26(4,5)                                       100,000               96,625
                                                                                                     ----------
                                                                                                     1,353,988
                                                                                                     ----------
Total Mortgage-Backed Obligations (Cost $4,762,029)                                                  4,761,678


---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--16.7%

U.S. Treasury Bonds:
8.875%, 2/15/19                                                                   275,000              351,570
STRIPS, 5.97%, 11/15/18(7)                                                      4,050,000            1,308,109
STRIPS, 6.24%, 2/15/20(7)                                                         837,000              601,979


                          8 OPPENHEIMER WORLD BOND FUND

                                                                                Principal           Market Value
                                                                                   Amount             See Note 1
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.25%, 5/15/04                                                                 $3,000,000           $2,862,189
5.625%, 11/30/00                                                                  750,000              746,954
7%, 7/15/06(8)                                                                  1,000,000            1,023,438
                                                                                                    -----------
Total U.S. Government Obligations (Cost $7,001,867)                                                  6,894,239

---------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--36.0%
---------------------------------------------------------------------------------------------------------------
ARGENTINA--3.5%
Argentina (Republic of) Bonds, Series PRE3, 2.951%, 9/1/02(5)[ARP]                370,335              333,054
---------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Disc. Bonds, 6.875%, 3/31/23(5)                           288,000              245,880
---------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                        299,000              294,365
---------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Series PBA1, 2.951%, 4/1/07(5) [ARP]            241,534              173,103
---------------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                       460,000              407,385
                                                                                                    ----------
                                                                                                     1,453,787

---------------------------------------------------------------------------------------------------------------
BRAZIL--2.6%
Brazil (Federal Republic of) Bonds:
12.25%, 3/6/30                                                                     45,000               41,242
Series 15 yr., 7.437%, 4/15/09(5)                                                 132,000              108,570
--------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds:
Series 18 yr., 7.437%, 4/15/12(5)                                                 695,000              502,137
Series 20 yr., 6.916%, 4/15/14                                                    277,067              199,488
--------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds:
7.375%, 4/15/06(5)                                                                 68,820               61,594
7.375%, 4/15/06(5)                                                                199,950              178,955
                                                                                                    ----------
                                                                                                     1,091,986

--------------------------------------------------------------------------------------------------------------
BULGARIA--0.3%
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
Tranche A, 2.75%, 7/28/12(5)                                                      150,000              104,625
--------------------------------------------------------------------------------------------------------------
CANADA--3.1%
Canada (Government of) Bonds:
1.90%, 3/23/09 [JPY]                                                           33,000,000              310,794
7%, 12/1/06 [CAD]                                                               1,350,000              949,036
                                                                                                    ----------
                                                                                                     1,259,830

--------------------------------------------------------------------------------------------------------------
COLOMBIA--0.3%
Colombia (Republic of) Bonds, 9.75%, 4/23/09                                      160,000              126,000
--------------------------------------------------------------------------------------------------------------
DENMARK--0.5%
Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK]                                        1,673,000              203,566
--------------------------------------------------------------------------------------------------------------
FRANCE--3.7%
France (Government of) Obligations Assimilables du Tresor Bonds,
5.50%, 4/25/10 [EUR]                                                            1,020,000              936,339
--------------------------------------------------------------------------------------------------------------
France (Government of) Treasury Nts., 3.50%, 7/12/04 [EUR]                        705,000              607,083
                                                                                                    ----------
                                                                                                     1,543,422

                         9 OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued


                                                                              Principal           Market Value
                                                                                 Amount             See Note 1
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS Continued
--------------------------------------------------------------------------------------------------------------
GERMANY--1.2%
Germany (Republic of) Bonds:
6.25%, 4/26/06 [EUR]                                                                  460           $      442
Series 95, 7.375%, 1/3/05 [DEM]                                                    85,000               84,540
Series 97, 6%, 1/4/07 [EUR]                                                        30,000               28,452
Series 125, 5%, 11/12/02 [EUR]                                                    400,000              366,343
                                                                                                    ----------
                                                                                                       479,777

--------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--1.2%
United Kingdom Treasury Bonds, 5.75%, 12/7/09 [GBP]                                90,000              146,747
--------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 10%, 9/8/03 [GBP]                                   210,000              365,741
                                                                                                    ----------
                                                                                                       512,488

--------------------------------------------------------------------------------------------------------------
GREECE--0.4%
Hellenic (Republic of) Bonds, 8.60%, 3/26/08 [GRD]                             53,300,000              166,351

--------------------------------------------------------------------------------------------------------------
ITALY--2.6%

Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:

6.75%, 2/1/07 [EUR]                                                               430,000              421,052
9.50%, 2/1/06 [EUR]                                                               575,000              630,736
10.50%, 9/1/05 [EUR]                                                               30,810               34,768
                                                                                                    ----------
                                                                                                     1,086,556

--------------------------------------------------------------------------------------------------------------
IVORY COAST--0.2%
Ivory Coast (Government of) Past Due Interest Bonds, Series F, 1.90%,
3/29/18(9) [FRF]                                                                3,899,750               92,103
--------------------------------------------------------------------------------------------------------------
JAPAN--0.8%
Japan (Government of) 10 yr. Bonds:
Series 135, 7.20%, 12/20/00 [JPY]                                               5,400,000               52,069
Series 136, 6.90%, 12/20/00 [JPY]                                              27,500,000              264,377
                                                                                                    ----------
                                                                                                       316,446

--------------------------------------------------------------------------------------------------------------
JORDAN--0.8%
Hashemite (Kingdom of Jordan) Disc. Bonds, 7%, 12/23/23(5)                        405,000              320,962
--------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF (SOUTH)--1.0%
Korea (Republic of) Bonds, 8.875%, 4/15/08                                        410,000              423,838
--------------------------------------------------------------------------------------------------------------
MEXICO--0.8%
Petroleos Mexicanos Debs., 14.50%, 3/31/06 [GBP]                                  100,000              196,805
--------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
11.375%, 9/15/16                                                                    3,000                3,402
Series A, 7.313%, 12/31/19(5)                                                      50,000               49,125
--------------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series W-A, 6.25%, 12/31/19                                                        15,000               12,375
Series W-B, 6.25%, 12/31/19                                                        35,000               28,875
--------------------------------------------------------------------------------------------------------------
United Mexican States Disc. Bonds:
Series B, 6.942%, 12/31/19(5)                                                      25,000               24,539
Series C, 6.836%, 12/31/19(5)                                                      25,000               24,563
                                                                                                    ----------
                                                                                                       339,684

                         10 OPPENHEIMER WORLD BOND FUND


                                                                               Principal           Market Value
                                                                                  Amount             See Note 1
---------------------------------------------------------------------------------------------------------------
NORWAY--1.3%
Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]                             4,480,000            $ 532,873
--------------------------------------------------------------------------------------------------------------
PANAMA--0.5%
Panama (Republic of) Interest Reduction Bonds, 4.25%, 7/17/14(5)                   48,000               37,920
--------------------------------------------------------------------------------------------------------------
Panama (Republic of) Past Due Interest Debs., 6.381%, 7/17/16(5)                  191,353              154,518
                                                                                                    ----------
                                                                                                       192,438

--------------------------------------------------------------------------------------------------------------
PERU--1.4%
Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(7)                     1,208,978              566,890
--------------------------------------------------------------------------------------------------------------
POLAND--0.7%
Poland (Republic of) Bonds:
13%, 2/12/01 [PLZ]                                                                726,000              156,331
Series 0602, 12%, 6/12/02 [PLZ]                                                   267,000               55,262
Series 5 yr., 12%, 2/12/02 [PLZ]                                                  292,000               60,526
                                                                                                    ----------
                                                                                                       272,119

--------------------------------------------------------------------------------------------------------------
RUSSIA--2.7%
Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(9,10)      1,701,000              467,775
--------------------------------------------------------------------------------------------------------------
Russian Federation Bonds, 2.25%, 3/31/30(5,11)                                    440,000              147,675
--------------------------------------------------------------------------------------------------------------
Russian Federation Unsec. Unsub. Nts.:
8.75%, 7/24/05                                                                    294,000              209,475
10%, 6/26/07                                                                      356,000              255,430
12.75%, 6/24/28                                                                    32,000               26,080
                                                                                                    ----------
                                                                                                     1,106,435

--------------------------------------------------------------------------------------------------------------
SLOVAKIA--0.8%
Vseobenona Uverova Banka Unsec. Sub. Nts., 7.75%, 12/28/06(5)                     380,000              323,000
--------------------------------------------------------------------------------------------------------------
SPAIN--0.9%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
8.80%, 4/30/06 [EUR]                                                              180,000              192,621
10%, 2/28/05 [EUR]                                                                180,000              196,767
                                                                                                    ----------
                                                                                                       389,388

--------------------------------------------------------------------------------------------------------------
SWEDEN--0.7%
Sweden (Kingdom of) Bonds, Series 1034, 9%, 4/20/09 [SEK]                       2,000,000              278,737
--------------------------------------------------------------------------------------------------------------
THE NETHERLANDS--1.4%
The Netherlands (Government of) Bonds:
6%, 1/15/06 [EUR]                                                                 105,000               99,275
7.75%, 3/1/05 [EUR]                                                               480,000              485,103
                                                                                                    ----------
                                                                                                       584,378

--------------------------------------------------------------------------------------------------------------
TURKEY--0.3%
Turkey (Republic of) Sr. Unsec. Unsub. Nts., 11.875%, 1/15/30                     125,000              135,631
--------------------------------------------------------------------------------------------------------------
VENEZUELA--1.7%
Venezuela (Republic of) Disc. Bonds, Series DL, 7%, 12/18/07(5)                   575,999              452,160
--------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds, Series A, 7.125%, 12/18/05(5)            310,588              245,171
--------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Unsec. Bonds, 13.625%, 8/15/18                             15,000               13,688
                                                                                                    ----------
                                                                                                       711,019

                         11 OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued


                                                                              Principal           Market Value
                                                                                 Amount             See Note 1
--------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS Continued
--------------------------------------------------------------------------------------------------------------
VIETNAM--0.6%
Vietnam (Government of) Bonds, 3.25%, 3/12/28(5)                          $       740,000        $     233,100
                                                                                                     ----------
Total Foreign Government Obligations (Cost $15,570,546)                                             14,847,429
--------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--3.0%

Algeria (Republic of) Reprofiled Debt Loan Participation Nts., Tranche
1,7.188%, 9/4/06(4,5)                                                             548,181              442,657

--------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust III Nts., Tranche 3, 1%, 3/4/10(4,5) [JPY]         23,800,000              130,479
--------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(4) [JPY]            16,200,000              145,774
--------------------------------------------------------------------------------------------------------------
ING Barings LLC, Bank Mandiri Loans, Series 5C, 7.313%, 6/1/05(4,5)               250,000              204,375
--------------------------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Gtd. Nts.:
Series 3 yr., 9.625%, 8/25/01(4,5)                                                180,000              163,800
Series 4 yr., 9.875%, 8/25/02(4,5)                                                 90,000               78,750
--------------------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement, Tranche A, 1.058%,
9/30/00(4,5) [JPY]                                                              9,554,472               80,449
                                                                                                    ----------
Total Loan Participations (Cost $1,095,779)                                                          1,246,284
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--7.6%

AB Spintab, 5.50% Bonds, Series 169, 9/17/03 [SEK]                                900,000               99,462
--------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/1999(4,9,10) [IDR]       850,000,000               16,088
--------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(9,10)          2,000                   --
--------------------------------------------------------------------------------------------------------------
Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(6)                    250,000               75,625
--------------------------------------------------------------------------------------------------------------
Export-Import Bank of Japan, 4.375% Unsec. Nts., 10/1/03 [JPY]                 24,000,000              249,071
--------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.875% Sr. Unsec. Nts., 6/7/02 [GBP]             290,000              455,358
--------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04 [GBP]              60,000               93,794
--------------------------------------------------------------------------------------------------------------
Hanvit Bank:
0%/12.75% Unsec. Sub. Nts., 3/1/10(6,12)                                          315,000              318,938
0%/12.75% Unsec. Sub. Nts., 3/1/10(12)                                             40,000               40,500
--------------------------------------------------------------------------------------------------------------
Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                                 200,000              190,500
--------------------------------------------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(12) [DEM]                       200,000               68,260
--------------------------------------------------------------------------------------------------------------
Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09 [EUR]                              100,000               95,459
--------------------------------------------------------------------------------------------------------------
NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series B, 4/1/08 [GBP]                    65,000               95,609
--------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(4,9,10)             185,000                6,475
--------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
11% Nts., 6/18/03(4,9,10)                                                          50,000                6,500
20% Nts., 3/6/00(9,10) [IDR]                                                1,000,000,000               16,404
24% Nts., 6/19/03(9,10) [IDR]                                                 492,900,000                8,085
--------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd., 10.25% Unsec. Debs., Series B, 1/15/97                  520,000              481,310
--------------------------------------------------------------------------------------------------------------
SanLuis Corp., SA de CV, 8.875% Sr. Unsec. Nts., 3/18/08                          190,000              172,900
--------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 0%/9.875% Sr. Nts., 4/15/09(6,12) [GBP]              160,000              145,839
--------------------------------------------------------------------------------------------------------------
Transportacion Maritima Mexicana SA de CV, 10% Sr. Unsec. Nts., 11/15/06          145,000              119,988
--------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(6)                   184,770              100,700
--------------------------------------------------------------------------------------------------------------
Westpac Banking, 0.875% Sr. Unsec. Unsub. Bonds, 9/22/03 [JPY]                 28,000,000              258,976
                                                                                                    ----------
Total Corporate Bonds and Notes (Cost $3,754,459)                                                    3,115,841

                         12 OPPENHEIMER WORLD BOND FUND


                                                                                                  Market Value
                                                                                  Shares            See Note 1
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.1%
Optel, Inc.(4,10)                                                                      45              $     1
--------------------------------------------------------------------------------------------------------------
Price Communications Corp.                                                          1,105               22,376
                                                                                                    ----------
Total Common Stocks (Cost $11)                                                                          22,377



                                                                                      UNITS
---------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

Gothic Energy Corp. Wts., Exp. 1/23/03                                                206                   --
--------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 1/23/03(4)                                             119                    1
--------------------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/1/04(4)                                              350                   --
--------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05                                           495               10,817
--------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07(4)                                50                  594
--------------------------------------------------------------------------------------------------------------
Mexico Value Rts., Exp. 6/30/03                                                    30,000                   --
--------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(6)                               100                8,500
--------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc. Wts., Exp. 6/30/05(4)                           640                   64
                                                                                                    ----------
Total Rights, Warrants and Certificates (Cost $1,731)                                                   19,976



                                                                                 PRINCIPAL
                                                                                    AMOUNT
--------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS--3.2%

Citibank NA (Nassau Branch), Mexican Peso Linked Nts.:
18.85%, 3/3/03 [MXN]                                                            4,351,530              444,560
26.10%, 10/29/01 [MXN]                                                          1,828,750              205,342
27.40%, 9/20/01                                                                   338,000              356,421
--------------------------------------------------------------------------------------------------------------
Citibank NA (New York), Mexican Peso Linked Nts., 23.95%, 11/5/01 [MXN]         1,816,800              199,851
--------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch), Russian OFZ Linked Nts.:
Series 25030, Zero Coupon, 146.53%, 12/15/01(4,7) [RUR]                           259,000                3,983
Series 27001, 25%, 2/6/02(4,5) [RUR]                                              167,330                3,489
Series 27002, 25%, 5/22/02(4,5) [RUR]                                              75,800                1,502
Series 27003, 25%, 6/5/02(4,5) [RUR]                                               75,800                1,500
Series 27004, 24.868%, 9/18/02(4,5) [RUR]                                          83,250                1,593
Series 27005, 24.868%, 10/9/02(4,5) [RUR]                                         137,770                2,562
Series 27006, 24.868%, 1/22/03(4,5) [RUR]                                          83,320                1,495
Series 27007, 25%, 2/5/03(4,5) [RUR]                                               83,450                1,497
Series 27008, 25%, 5/21/03(4,5) [RUR]                                              75,800                1,316
Series 27009, 25%, 6/4/03(4,5) [RUR]                                              357,620                6,190
Series 27009, 25%, 6/4/03(4,5) [RUR]                                              772,702               13,374
Series 27010, 24.868%, 9/17/03(4,5) [RUR]                                          75,800                1,276
Series 27011, 24.868%, 10/8/03(4,5) [RUR]                                         420,370                6,820
Series 28001, 24.868%, 1/21/04(4,5) [RUR]                                          75,800                1,221
Series L, 24.868%, 9/18/02(4,5) [RUR]                                              68,820                1,317
Series L, 24.868%, 10/9/02(4,5) [RUR]                                              68,820                1,280
Series L, 24.868%, 1/22/03(4,5) [RUR]                                              68,820                1,235
Series L, 24.868%, 9/17/03(4,5) [RUR]                                              68,820                1,158
Series L, 24.868%, 10/8/03(4,5) [RUR]                                              68,820                1,117
Series L, 24.868%, 1/21/04(4,5) [RUR]                                              68,820                1,109
Series L, 25%, 2/6/02(4,5) [RUR]                                                   68,820                1,435
Series L, 25%, 5/22/02(4,5) [RUR]                                                  68,820                1,363
Series L, 25%, 6/5/02(4,5) [RUR]                                                   68,820                1,362
Series L, 25%, 2/5/03(4,5) [RUR]                                                   68,820                1,235

                         13 OPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS Unaudited/Continued
--------------------------------------------------------------------------------


                                                                              Principal           Market Value
                                                                                 Amount             See Note 1
--------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Continued

Series L, 25%, 5/21/03(4,5) [RUR]                                                  68,820          $     1,195
Series L, 25%, 6/4/03(4,5) [RUR]                                                   68,820                1,191
Series L, Zero Coupon, 53.77%, 12/15/01(4,7) [RUR]                                235,000                3,614
ING Barings LLC, Zero Coupon USD Russian Equity Linked Nts., 4/19/01                  550               50,649
                                                                                                    ----------
Total Structured Instruments (Cost $1,368,226)                                                       1,323,252



                                              DATE              STRIKE           CONTRACTS
--------------------------------------------------------------------------------------------------------------
OPTIONS PURCHASED--0.2%
Australian Dollar Call                      7/3/00            AUD0.630            270,000                  186
--------------------------------------------------------------------------------------------------------------
South Korean Won Call                       6/1/00           KRW1100.0        704,000,000                2,021
--------------------------------------------------------------------------------------------------------------
Thailand Baht Call(4)                      12/6/00            THB38.00         97,090,000               65,147
                                                                                                    ----------
Total Options Purchased (Cost $71,988)                                                                  67,354


                                                                                PRINCIPAL
                                                                                   AMOUNT
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--16.8%
Repurchase agreement with Deutsche Bank Securities Inc., 5.70%, dated 4/28/00, to be repurchased at $6,903,278 on 5/1/00, collateralized by U.S. Treasury
Bonds, 5.25%-11.625%, 11/15/02-2/15/29, with a value
of $7,057,579 (Cost $6,900,000)                                                $6,900,000            6,900,000
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $40,526,636)                                       95.2%          39,198,430
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                       4.8            1,988,606
                                                                               -------------------------------
NET ASSETS                                                                          100.0%         $41,187,036
                                                                               ===============================




FOOTNOTES TO STATEMENT OF INVESTMENTS
PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

ARP     Argentine Peso                                  IDR     Indonesian Rupiah
AUD     Australian Dollar                               JPY     Japanese Yen
CAD     Canadian Dollar                                 KRW     South Korean Won
DEM     German Mark                                     MXN     Mexican Nuevo Peso
DKK     Danish Krone                                    NOK     Norwegian Krone
EUR     Euro                                            PLZ     Polish Zloty
FRF     French Franc                                    RUR     Russian Ruble
GBP     British Pound Sterling                          SEK     Swedish Krona
GRD     Greek Drachma                                   THB     Thailand Baht

(1.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
(2.) Option footnote: Note: Insert worksheet option.
(3.) A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
(4.) Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.
(5.) Represents the current interest rate for a variable or increasing rate security.

                         14 OPPENHEIMER WORLD BOND FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

(6.) Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $855,481 or 2.08% of the Fund's net assets as of April 30, 2000.
(7.) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(8.) Securities with an aggregate market value of $118,312 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
(9.) Issuer is in default.
(10.) Non-income-producing security.
(11.) When-issued security to be delivered and settled after April 30, 2000. (12.) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:



 GEOGRAPHICAL DIVERSIFICATION                                                  MARKET VALUE             PERCENT
----------------------------------------------------------------------------------------------------------------
 United States                                                                $ 19,492,385                 49.8%
 Mexico                                                                          1,939,444                  5.0
 France                                                                          1,543,421                  4.0
 Argentina                                                                       1,453,788                  3.7
 Canada                                                                          1,268,330                  3.2
 Russia                                                                          1,223,513                  3.1
 Brazil                                                                          1,091,988                  2.8
 Italy                                                                           1,086,557                  2.8
 Korea, Republic of (South)                                                        783,275                  2.0
 Algeria                                                                           718,909                  1.8
 Venezuela                                                                         711,018                  1.8
 Great Britain                                                                     658,327                  1.7
 The Netherlands                                                                   584,378                  1.5
 Japan                                                                             565,517                  1.4
 Norway                                                                            532,873                  1.4

 Peru                                                                              566,890                  1.4
 Indonesia                                                                         500,478                  1.3
 Germany                                                                           479,777                  1.2
 India                                                                             481,310                  1.2
 Poland                                                                            435,838                  1.1
 Spain                                                                             389,388                  1.0
 Sweden                                                                            378,199                  1.0
 Jordan                                                                            320,963                  0.8
 Slovakia                                                                          323,000                  0.8
 Australia                                                                         258,976                  0.7
 Vietnam                                                                           233,100                  0.6
 Denmark                                                                           203,566                  0.5
 Panama                                                                            192,438                  0.5
 Greece                                                                            166,351                  0.4
 Bulgaria                                                                          104,625                  0.3
 Colombia                                                                          126,000                  0.3
 Turkey                                                                            135,631                  0.3
 Chile                                                                              75,625                  0.2
 Ivory Coast                                                                        92,103                  0.2
 Trinidad & Tobago                                                                  80,449                  0.2
                                                                               ----------------------------------
 TOTAL                                                                         $39,198,430                100.0%
                                                                               ==================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         15 OPPENHEIMER WORLD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2000 / Unaudited
--------------------------------------------------------------------------------

ASSETS


Investments, at value (including repurchase agreement of $6,900,000)
(cost $40,526,636)--see accompanying statement                                                    $ 39,198,430
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                   62,092
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                     2,413,272
Interest, dividends and principal paydowns                                                             690,419
Shares of beneficial interest sold                                                                     318,332
Closed foreign currency contracts                                                                       54,945
Daily variation on futures contracts                                                                       198
Other                                                                                                      267
                                                                                                    ----------
Total assets                                                                                        42,737,955

--------------------------------------------------------------------------------------------------------------
LIABILITIES

Bank overdraft                                                                                         512,349
--------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                                  113,673
--------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,192)--see accompanying statement                         2,684
--------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $161,311 purchased on a when-issued basis)                            518,325
Dividends                                                                                              140,231
Trustees' compensation                                                                                  78,086
Shareholder reports                                                                                     75,049
Closed foreign currency contracts                                                                       24,901
Transfer and shareholder servicing agent fees                                                           23,241
Shares of beneficial interest redeemed                                                                  20,640
Distribution and service plan fees                                                                       7,005
Other                                                                                                   34,735
                                                                                                    ----------
Total liabilities                                                                                    1,550,919

--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $41,187,036
                                                                                                   ===========

--------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS

Par value of shares of capital stock                                                               $    58,780
--------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                          51,898,243
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                     54,544
--------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                       (9,448,904)
--------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                            (1,375,627)
                                                                                                   -----------
NET ASSETS                                                                                         $41,187,036
                                                                                                   ===========

                         16 OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $34,790,384 and 4,965,320 shares of beneficial interest outstanding)                                  $7.01
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                 $7.36
--------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $4,962,447 and 707,832 shares of beneficial interest outstanding)                                     $7.01
--------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
assets of $1,434,205 and 204,913 shares of beneficial interest outstanding)                              $7.00


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         17 OPPENHEIMER WORLD BOND FUND

STATEMENT OF OPERATIONS  UNAUDITED
--------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED APRIL 30, 2000
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME


 Interest                                                                                          $  2,332,916
---------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $11)                                                         65
                                                                                                   ------------
 Total income                                                                                         2,332,981

---------------------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                                        148,035
---------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                 34,733
 Class B                                                                                                 19,305
 Class C                                                                                                  5,879
---------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                           46,003
---------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                     27,325
---------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                             22,754
---------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                              8,360
---------------------------------------------------------------------------------------------------------------
 Other                                                                                                   13,404
                                                                                                    -----------
 Total expenses                                                                                         325,798
 Less expenses paid indirectly                                                                           (3,845)
                                                                                                    -----------
 Net expenses                                                                                           321,953

---------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                                2,011,028

---------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                                  568,661
 Closing of futures contracts                                                                           378,595
 Closing and expiration of option contracts written                                                       6,123
 Foreign currency transactions                                                                       (1,550,466)
                                                                                                    -----------
 Net realized loss                                                                                     (597,087)

---------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                                            530,994
 Translation of assets and liabilities denominated in foreign currencies                               (710,063)
                                                                                                    -----------
 Net change                                                                                            (179,069)
                                                                                                    -----------
 Net realized and unrealized loss                                                                      (776,156)

---------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $ 1,234,872
                                                                                                    ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         18 OPPENHEIMER WORLD BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           SIX MONTHS ENDED
                                                                             APRIL 30, 2000          YEAR ENDED
                                                                                (UNAUDITED)    OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income                                                         $  2,011,028        $  4,341,652
--------------------------------------------------------------------------------------------------------------
Net realized loss                                                                 (597,087)         (2,898,137)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                             (179,069)          1,221,282
                                                                              --------------------------------
Net increase in net assets resulting from operations                             1,234,872           2,664,797

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                         (1,609,030)         (2,671,354)
Class B                                                                           (159,584)            (69,360)
Class C                                                                            (48,146)            (50,388)
--------------------------------------------------------------------------------------------------------------
Tax return of capital:
Class A                                                                                 --          (1,017,454)
Class B                                                                                 --             (80,561)
Class C                                                                                 --             (22,828)

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                            721,200          (3,211,011)
Class B                                                                          2,304,904           1,832,386
Class C                                                                            679,022             219,731
--------------------------------------------------------------------------------------------------------------
NET ASSETS

Total increase (decrease)                                                        3,123,238          (2,406,042)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                             38,063,798          40,469,840
                                                                              --------------------------------
End of period [including undistributed (overdistributed) net
investment income of $54,544 and $(139,724), respectively]                     $41,187,036         $38,063,798
                                                                              ================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         19 OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                           SIX MONTHS                                                      YEAR
                                                ENDED                                                     ENDED
                                       APRIL 30, 2000                                               OCTOBER 31,
 CLASS A                                  (UNAUDITED)        1999       1998        1997        1996       1995
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period           $7.10       $7.33      $8.28       $8.31       $7.91      $7.93
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income                            .37         .80        .72         .72         .73        .71
 Net realized and unrealized gain (loss)         (.13)       (.31)      (.97)       (.08)        .34       (.05)
                                              -----------------------------------------------------------------
 Total income (loss) from
 investment operations                            .24         .49       (.25)        .64        1.07        .66
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.33)       (.51)      (.64)       (.67)       (.67)      (.68)
 Tax return of capital                             --        (.21)      (.06)         --          --         --
---------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.33)       (.72)      (.70)       (.67)       (.67)      (.68)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $7.01       $7.10      $7.33       $8.28       $8.31      $7.91
                                              =================================================================
 Market value, end of period                      N/A         N/A        N/A       $8.06       $7.50      $7.00
                                              =================================================================

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)             3.44%       7.07%     (3.25)%      7.94%      14.14%      8.81%

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                 N/A         N/A        N/A       16.42%      16.40%      9.09%

---------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                               $34,790     $34,553    $38,950     $54,781     $54,962    $52,340
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $34,598     $36,620    $48,542     $55,339     $53,309    $51,207
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                          10.32%      11.16%      8.94%       8.65%       9.04%      9.20%
 Expenses                                        1.57%       1.74%      1.56%4      1.20%4      1.28%4     1.24%4
 Expenses, net of indirect expenses              1.55%       1.72%        N/A       N/A         N/A        N/A
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                        75%        237%       344%        289%        261%       344%


(1.) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
(2.) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
(3.) Annualized for periods of less than one full year.
(4.) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(5.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $26,987,197 and $30,999,680, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         20 OPPENHEIMER WORLD BOND FUND



                                                                          SIX MONTHS                       YEAR
                                                                               ENDED                      ENDED
                                                                      APRIL 30, 2000                OCTOBER 31,
 CLASS B                                                                 (UNAUDITED)          1999         1998(1)
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                          $7.11         $7.34        $8.15
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                           .36           .72          .25
 Net realized and unrealized loss                                               (.15)         (.29)        (.73)
                                                                               --------------------------------
 Total income (loss) from
 investment operations                                                           .21           .43         (.48)
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                           (.31)         (.45)        (.27)
 Tax return of capital                                                            --          (.21)        (.06)
----------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                                (.31)         (.66)        (.33)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                $7.01         $7.11        $7.34
                                                                               ================================
 Market value, end of period                                                     N/A           N/A          N/A
                                                                               ================================

----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                            2.94%         6.22%       (5.93)%

----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(3)                                                N/A           N/A          N/A

----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                                                               $4,962        $2,736         $933
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                            $3,891        $1,607         $340
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)

 Net investment income                                                          9.17%        10.81%       10.97%(5)
 Expenses                                                                       2.36%         2.49%        2.74%(5,6)
 Expenses, net of indirect expenses                                             2.34%         2.47%        N/A
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                                       75%          237%         344%


(1.) For the period from April 27, 1998 (inception of offering) to October 31, 1998.
(2.) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
(3.) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
(4.) Annualized for periods of less than one full year.
(5.) This information may not be representative of future ratios.
(6.) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(7.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $26,987,197 and $30,999,680, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         21 OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


                                                                          SIX MONTHS                      YEAR
                                                                               ENDED                     ENDED
                                                                      APRIL 30, 2000               OCTOBER 31,
 CLASS C                                                                 (UNAUDITED)          1999        1998(1)
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                          $7.10         $7.33        $8.15
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                           .35           .75          .34
 Net realized and unrealized loss                                               (.14)         (.31)        (.83)
                                                                               --------------------------------
 Total income (loss) from
 investment operations                                                           .21           .44         (.49)
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                           (.31)         (.46)        (.27)
 Tax return of capital                                                            --          (.21)        (.06)
---------------------------------------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                                (.31)         (.67)        (.33)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                $7.00         $7.10        $7.33
                                                                               ================================
 Market value, end of period                                                     N/A           N/A          N/A
                                                                               ================================

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                            2.92%         6.24%       (6.09)%

---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(3)                                                N/A           N/A          N/A

---------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period
 (in thousands)                                                               $1,434          $775         $587
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                            $1,185          $809         $253
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                                          9.09%        10.14%        9.24%(5)
 Expenses                                                                       2.35%         2.54%        2.62%(5,6)
 Expenses, net of indirect expenses                                             2.33%         2.52%        N/A
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(7)                                                       75%          237%         344%


(1.) For the period from April 27, 1998 (inception of offering) to October 31, 1998.
(2.) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
(3.) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
(4.) Annualized for periods of less than one full year.
(5.) This information may not be representative of future ratios.
(6.) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
(7.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 2000 were $26,987,197 and $30,999,680, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         22 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer World Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.
--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of April 30, 2000, the market value of these securities comprised 3.21% of the Fund's net assets and resulted in realized and unrealized losses of $322,391. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.

                         23 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of April 30, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $161,311.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
-------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of April 30, 2000, securities with an aggregate market value of $613,430, representing 1.49% of the Fund's net assets, were in default.
-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                         24 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $8,678,000, which expires between 2002 and 2007.
    The Manager believes that for the Fund's fiscal year ending October 31, 2000, a tax return of capital is likely to occur. The dollar and per share amounts for the fiscal year are not estimable as of April 30, 2000.
-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 2000, a credit of $6,368 was made for the Fund's projected benefit obligations and payments of $2,592 were made to retired trustees, resulting in an accumulated liability of $78,308 as of April 30, 2000.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                         25 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         26 OPPENHEIMER WORLD BOND FUND

===============================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the six months ended April 30, 2000 were as follows:



                                        SIX MONTHS ENDED APRIL 30, 2000              YEAR ENDED OCTOBER 31, 1999
                                             SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                      637,479         $ 4,549,603             390,587         $  2,817,009
 Dividends and/or
 distributions reinvested                   79,831             565,789             163,761            1,175,569
 Redeemed                                 (616,731)         (4,394,192)         (1,001,683)         (7,203,589)
                                           ---------------------------------------------------------------------
 Net increase (decrease)                   100,579          $  721,200            (447,335)        $(3,211,011)
                                           =====================================================================

-----------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                      391,157          $2,792,563             361,517         $  2,585,614
 Dividends and/or
 distributions reinvested                   12,762              90,542              13,053               93,470
 Redeemed                                  (81,039)           (578,201)           (116,778)           (846,698)
                                           ---------------------------------------------------------------------

 Net increase                              322,880          $2,304,904             257,792          $ 1,832,386
                                           =====================================================================

-----------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                      122,018          $  867,427             102,151           $  744,459
 Dividends and/or
 distributions reinvested                    3,278              23,219               4,047               29,065
 Redeemed                                  (29,593)           (211,624)            (77,118)           (553,793)
                                           ---------------------------------------------------------------------
 Net increase                               95,703          $  679,022              29,080           $  219,731
                                           =====================================================================


=================================================================================================================


3. UNREALIZED GAINS AND LOSSES ON SECURITIES
As of April 30, 2000, net unrealized depreciation on securities and options written of $1,329,698 was composed of gross appreciation of $1,097,776, and gross depreciation of $2,427,474.

                         27 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Fund's management fee for the six months ended April 30, 2000 was 0.75% of average annual net assets for each class of shares, annualized for periods of less than one full year.
-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.



                                  AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                                  FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
 SIX                          SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
 MONTHS                          ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
 ENDED                               SHARES      DISTRIBUTOR      DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------
 April 30, 2000                     $62,744          $19,346              $--          $73,413           $8,134

(1.) The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                    CLASS A                           CLASS B                           CLASS C
 SIX                    CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
 MONTHS                       SALES CHARGES                     SALES CHARGES                     SALES CHARGES
 ENDED              RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------------
 April 30, 2000                         $--                            $3,375                            $1,074


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                         28 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2000, payments under the Class A plan totaled $34,733, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended April 30, 2000, were as follows:


                                                                              DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                  AGGREGATE        UNREIMBURSED
                                                                               UNREIMBURSED       EXPENSES AS %
                                     TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                         UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------------
 Class B Plan                               $19,305             $17,419            $172,423                3.47%
 Class C Plan                                 5,879               3,101              16,055                1.12

                         29 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of April 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                                                            CONTRACT      VALUATION
                                                              AMOUNT          AS OF      UNREALIZED   UNREALIZED
 CONTRACT DESCRIPTION               EXPIRATION DATE           (000s) APRIL 30, 2000    APPRECIATION DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 British Pound Sterling (GBP)               5/12/00           GBP270     $422,528          $    --    $   3,540
 Euro (EUR)                                 6/27/00           EUR175      160,104               --        9,497
 Japanese Yen (JPY)                   5/8/00-6/7/00       JPY340,300    3,167,644               --       73,052
                                                                                           ---------------------
                                                                                                --       86,089
                                                                                           ---------------------

 CONTRACTS TO SELL
 Brazilian Real (BRR)                        5/2/00           BRR842      466,734               --       13,490
 British Pound Sterling (GBP)               5/15/00           GBP175      273,866            2,984
 Euro (EUR)                          5/4/00-6/27/00           EUR798      729,425           17,674          495
 Japanese Yen (JPY)                   5/8/00-6/5/00       JPY168,600    1,565,432           41,434           --
 Polish Zloty (PLZ)                          6/5/00         PLZ1,252      280,105               --        4,105
 South African Rand (ZAR)                    5/2/00         ZAR5,719      843,155               --        9,494
                                                                                           ---------------------
                                                                                            62,092       27,584
                                                                                           ---------------------
 Total Unrealized Appreciation and Depreciation                                            $62,092     $113,673
                                                                                           =====================

                         30 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
6. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of April 30, 2000, the Fund had outstanding futures contracts as follows:


                                                                                                     UNREALIZED
                                         EXPIRATION           NUMBER OF     VALUATION AS OF        APPRECIATION
 CONTRACT DESCRIPTION                          DATE           CONTRACTS      APRIL 30, 2000       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro-Bobl                                   6/8/00                  5            $470,550             $  2,369
 Euro-Bund                                   6/8/00                  6             574,283               11,920
                                                                                                    ------------
                                                                                                         14,289
                                                                                                    ------------
 CONTRACTS TO SELL
 Euro-Schatz                                 6/8/00                 10             931,531                 (820)
                                                                                                    ------------
                                                                                                        $13,469
                                                                                                    ============


                         31 OPPENHEIMER WORLD BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

===============================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended April 30, 2000 was as follows:


                                                           CALL OPTIONS                             PUT OPTIONS
                                          -----------------------------           -------------------------------
                                          NUMBER OF           AMOUNT OF           NUMBER OF           AMOUNT OF
                                            OPTIONS            PREMIUMS             OPTIONS            PREMIUMS
-----------------------------------------------------------------------------------------------------------------
 Options outstanding at
 October 31, 1999                                --              $   --           2,319,290             $ 12,682
 Options written                         80,000,000               8,283             270,000                1,192
 Options closed or expired              (80,000,000)             (8,283)                 --                   --
 Options exercised                               --                  --          (2,319,290)             (12,682)

                                          -----------------------------------------------------------------------
 Options outstanding at
 April 30, 2000                                  --              $   --            270,000             $  1,192
                                          =======================================================================

                         32 OPPENHEIMER WORLD BOND FUND

-------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of April 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of April 30, 2000 was $2,374,720, which represents 5.77% of the Fund's net assets.
-------------------------------------------------------------------------------
9. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended April 30, 2000.

                         33 OPPENHEIMER WORLD BOND FUND

OPPENHEIMER WORLD BOND FUND


===============================================================================
OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Phillip A. Griffiths, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Clayton K. Yeutter, Trustee
                                Ruggero de'Rossi, Vice President
                                Arthur P. Steinmetz, Vice President
                                Andrew J. Donohue, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Robert G. Zack, Assistant Secretary

-------------------------------------------------------------------------------
 INVESTMENT ADVISOR             OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
 DISTRIBUTOR                    OppenheimerFunds Distributor, Inc.
-------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER       OppenheimerFunds Services
 SERVICING AGENT
-------------------------------------------------------------------------------
 CUSTODIAN OF                   The Bank of New York
 PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
 INDEPENDENT AUDITORS           KPMG LLP
-------------------------------------------------------------------------------
 LEGAL COUNSEL                  Mayer, Brown & Platt

                                The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                                This is a copy of a report to shareholders of Oppenheimer World
                                Bond Fund. This report must be preceded or accompanied by a
                                Prospectus of Oppenheimer World Bond Fund. For material
                                information concerning the Fund, see the Prospectus.

                                SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF
                                ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE
                                FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS,
                                INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                                DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY
                                10048-0203.

 (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                         34 OPPENHEIMER WORLD BOND FUND

OPPENHEIMERFUNDS FAMILY
================================================================================

-----------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY

                                Developing Markets Fund                 Global Fund
                                International Small Company Fund        Quest Global Value Fund
                                Europe Fund                             Global Growth & Income Fund
                                International Growth Fund
-----------------------------------------------------------------------------------------------------------------
 EQUITY

                                Stock                                   Stock & Bond
                                Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
                                Discovery Fund                          Quest Opportunity Value Fund
                                Main Street(R) Small Cap Fund           Total Return Fund
                                Quest Small Cap Value Fund              Quest Balanced Value Fund
                                MidCap Fund                             Capital Income Fund(2)
                                Capital Appreciation Fund               Multiple Strategies Fund
                                Growth Fund                             Disciplined Allocation Fund
                                Disciplined Value Fund                  Convertible Securities Fund
                                Quest Value Fund
                                Trinity Growth Fund                     Specialty
                                Trinity Core Fund                       Real Asset Fund
                                Trinity Value Fund                      Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------------------------------
 FIXED INCOME

                                Taxable                                 Municipal
                                International Bond Fund                 California Municipal Fund(3)
                                World Bond Fund                         Main Street(R) California Municipal Fund(3)
                                High Yield Fund                         Florida Municipal Fund(3)
                                Champion Income Fund                    New Jersey Municipal Fund(3)
                                Strategic Income Fund                   New York Municipal Fund(3)
                                Bond Fund                               Pennsylvania Municipal Fund(3)
                                Senior Floating Rate Fund               Municipal Bond Fund
                                U.S. Government Trust                   Insured Municipal Fund
                                Limited-Term Government Fund            Intermediate Municipal Fund

                                                                        Rochester Division
                                                                        Rochester Fund Municipals
                                                                        Limited Term New York Municipal Fund

-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)

                                Money Market Fund                       Cash Reserves

(1.) Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
(2.) On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."
(3.) Available to investors only in certain states.
(4.) An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                         35 OPPENHEIMER WORLD BOND FUND

 THIS PAGE INTENTIONALLY LEFT BLANK.

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                                                     [OPPENHEIMER FUNDS LOGO]

                                    [PHOTO]


                         Annual Report October 31, 1999


Oppenheimer
WORLD BOND FUND




                  [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                         The Right Way to Invest

REPORT HIGHLIGHTS

   CONTENTS

1  President's Letter

3  An Interview with Your Fund's Manager

8  Fund Performance

14 FINANCIAL STATEMENTS

42 INDEPENDENT AUDITORS' REPORT

43 Federal Income Tax Information

44 Officers and Trustees

45 OppenheimerFunds Family


Declining bond prices in the wake of 1998's global financial crisis were only PARTIALLY OFFSET BY STABLE TO RISING BOND PRICES SO FAR IN 1999.

We believe that higher yielding bonds--such as emerging-markets debt and lower rated investment-grade securities-- CURRENTLY OFFER THE MOST ATTRACTIVE VALUES in the international fixed income markets.

As bond prices continue to recover from the effects of last year's financial crisis, WE ARE OPTIMISTIC ABOUT THE POTENTIAL FOR CAPITAL APPRECIATION.

---------------------------------------

AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 10/31/99*

CLASS A
Without     With
Sales Chg.  Sales Chg.
---------------------------------------
7.07%       1.98%


CLASS B
Without     With
Sales Chg.  Sales Chg.
---------------------------------------
6.22%       1.38%


CLASS C
Without     With
Sales Chg.  Sales Chg.
---------------------------------------
6.24%       5.27%

---------------------------------------



---------------------------------------
NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
---------------------------------------
* See page 12 for further details.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear shareholder,

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
World Bond Fund

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns and, overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving


1  OPPENHEIMER WORLD BOND FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds THE RIGHT WAY TO INVEST in 2000 and beyond.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 19, 1999

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


2  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Art Steinmetz
(Portfolio Manager)
David Negri

Q HOW DID OPPENHEIMER WORLD BOND FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 1999?

A. Given very challenging conditions in the world's fixed income markets, we are generally pleased with the Fund's performance over the past year. Poor market performance in the wake of last year's global currency and credit crisis was partially offset by greater market stability in 1999.

HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OVER THE PAST YEAR?

The global bond markets have been highly volatile, especially in the emerging markets. When the reporting period began, we were in the midst of the global financial crisis, which had spread from Asia to Russia and was threatening Latin America. The bond markets were further unsettled by problems experienced by a number of hedge funds, which were forced to sell large amounts of bonds into an already troubled market. In 1999, both the global financial crisis and hedge-fund problems appeared to ease, and signs began to emerge that troubled emerging-market economies were stabilizing. Bond prices began to rise from depressed levels, but have not yet rebounded enough to retrace all of their previous declines.

     In the United States, stronger-than-expected economic growth caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Most U.S. government securities prices fell in anticipation of these rate hikes.


3  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAVE THE VARIOUS EMERGING MARKETS IN WHICH THE FUND INVESTS FARED OVER THE PAST YEAR?

Southeast Asian economies have been the first to start to recover from last year's financial crisis. Many have begun to implement the reforms necessary to strengthen their troubled banking and financial systems. As a result, overseas investors have become more comfortable committing capital to Asia, and greater liquidity has helped these markets rally.

     Although Russia remains mired in the problems that led to default on its government debt during the summer of 1998, other Eastern European nations have enjoyed stronger economic conditions. For example, our investments in Turkey have performed quite well.

     The recession in Latin America has persisted. However, we expect Latin American bond markets to recover when economic conditions there improve.

HOW HAVE FIXED INCOME MARKETS FARED IN THE DEVELOPED REGIONS?

The Japanese bond market has ranked among the top performers over the past year. While the Japanese economy has not yet improved dramatically, the government appears to be serious about implementing long-awaited financial reforms. As a result, investors took advantage of attractive values in Japanese bonds based on the not-yet-realized expectation that the recession will end sometime in the foreseeable future.

     On the other hand, European bond markets have generally languished amid slower-than-expected economic growth. Returns for U.S. investors from European bonds have suffered because of the weakening of Europe's new currency, the euro, relative to the U.S. dollar.

[SIDENOTE:]
"YIELD SPREADS HAVE NOT BEEN MUCH WIDER THAN THEY ARE TODAY, DESPITE THE FACT THAT ECONOMIC CONDITIONS APPEAR TO BE IMPROVING IN MANY REGIONS. IN OUR VIEW, THIS REPRESENTS AN OUTSTANDING INVESTMENT OPPORTUNITY."


4  OPPENHEIMER WORLD BOND FUND

While returns from U.S. Treasury securities have been negative so far in 1999, we have found particularly attractive values in the U.S. Government agency sector. For example, bonds issued by the Federal Home Loan Mortgage Corporation, a Government agency, typically yield about 40 basis points more than U.S. Treasury securities; currently they yield about 90 basis points more. We attribute this wider-than-average difference to the achievement of a federal budget surplus, which has resulted in lower issuance of U.S. Treasury securities.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

While we reduced our holdings of U.S. Government bonds over the past year, we have attempted to take advantage of prevailing relative values in this sector by emphasizing mortgage-backed securities, including "interest-only" securities whose prices tend to increase as interest rates rise.

     We increased our exposure to emerging market debt. Within the emerging markets, we have focused on Latin America and Southeast Asia. As these securities and currencies rebound from depressed levels, we expect the Fund to benefit.

     Although Japanese bonds have recently performed well, we have maintained a relatively low exposure to these securities. From a fundamental investment standpoint, we believe that other areas of the world, such as Europe, currently offer more favorable economic conditions and, therefore, better long-term return potential.

     In fact, after de-emphasizing the developed markets of Europe for most of the reporting period, we recently began to increase our exposure to European bonds and the euro. That's because we expect European economic growth to accelerate relative to U.S. growth, which should produce currency-related gains.


5  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DO YOU MANAGE THE VARIOUS RISKS THAT AFFECT THE FIXED INCOME MARKETS?

We have recently adopted a number of proprietary quantitative models that are designed to help us identify, quantify and manage three of the specific kinds of risk that can affect the Fund: interest-rate risk, currency risk and credit risk. These models combine quantitative tools--such as econometric modeling and technical analysis--to help recommend the direction in which we should weight the portfolio relative to our benchmark. Of course, we always combine the quantitative analyses with our own fundamental judgement as portfolio managers. In our view, these models serve as a valuable information resource in our decision-making process.

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We are cautiously optimistic. We have attempted to position the fund to take advantage of good values in emerging-market and lower quality, investment-grade bonds. If, as we expect, many of the world's economies gain strength, we believe these investments should provide above-average total returns, including high yields and price appreciation.

[SIDENOTE:]

AVERAGE ANNUAL
TOTAL RETURNS(1)
For the Periods Ended 9/30/99

Class A
1-Year   5-Year   10-Year
-------------------------------
1.03%    5.41%    6.67%
Class B           Since
1-Year   5-Year   Inception
-------------------------------
0.38%    N/A      -4.06%
Class C           Since
1-Year   5-Year   Inception
-------------------------------
4.24%    N/A      -1.72%

-------------------------------
STANDARDIZED YIELDS(2)
For the 30 Days Ended 10/31/99
-------------------------------
Class A         13.81%
-------------------------------
Class B         13.95
-------------------------------
Class C         13.68
-------------------------------

1. See page 12 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended October 31, 1999. Falling share prices will tend to artificially raise yields.


6  OPPENHEIMER WORLD BOND FUND

Nonetheless, we are prepared for continued volatility in the fixed income markets over the short term. For example, higher U.S. interest rates implemented by the Federal Reserve Board over the summer may adversely affect international bond markets, especially in those countries that export goods and services to the United States. However, once this round of rate hikes is over, we believe the stage will be set for very attractive returns over the longer term. Having the patience and discipline to weather short-term volatility on the road to longer-term gains is the essence of our investment strategy, and is an important reason Oppenheimer World Bond Fund is part of THE RIGHT WAY TO INVEST.

Top Ten Country Holdings(3)
----------------------------------------------------
United States                                33.6%
----------------------------------------------------
Argentina                                     6.5
----------------------------------------------------
Turkey                                        5.8
----------------------------------------------------
Germany                                       4.6
----------------------------------------------------
Mexico                                        4.5
----------------------------------------------------
Brazil                                        3.9
----------------------------------------------------
Indonesia                                     3.8
----------------------------------------------------
Venezuela                                     3.5
----------------------------------------------------
Norway                                        3.3
----------------------------------------------------
Italy                                         2.2

-------------------------------
[SIDENOTE:]
REGIONAL ALLOCATION(3)

[PIE CHART]

- United States/Canada    34.6%
- Latin America           21.2
- Asia                    15.9
- Europe                  15.9
- Middle East/Africa       7.6
- Emerging Europe          4.8

3. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of investments.


7  OPPENHEIMER WORLD BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended October 31, 1999, Oppenheimer World Bond Fund provided attractive returns relative to many other fixed income investments. Returns were positively influenced by recoveries and anticipated recoveries in key markets, including Japan and Asia. On the other hand, the Fund was adversely influenced by declining bond prices in global markets that were affected by last year's global credit and currency crisis. In some markets, adverse local currency movements relative to the U.S. dollar also negatively affected performance. In this environment, the Manager attempted to position the Fund to take advantage of depressed values and widened yield spreads. The Manager believed that this strategy should help boost returns as economic and market conditions improve. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on April 27, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.


8  OPPENHEIMER WORLD BOND FUND

The Fund's performance is compared to that of Salomon Brothers World Government Bond Index. This Index is an inclusive index of institutionally traded bonds, including fixed rate bonds, with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million. Floating- or variable-rate bonds and private-placement-type securities are not included. The Index is designed to measure the total return performance of the domestic and foreign government bond markets.

     Index performance reflects the reinvestment of income, but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


9  OPPENHEIMER WORLD BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer World Bond Fund (Class A)
and Salomon Brothers World Government Bond Index

                      Oppenheimer                    Salomon Brothers
               World Bond Fund Class A          World Government Bond Index
11/23/88               $9,525                            $10,000
10/31/89              $10,241                            $10,110
10/31/90              $10,924                            $11,263
10/31/91              $12,662                            $12,534
10/31/92              $13,389                            $14,275
10/31/93              $14,740                            $15,987
10/31/94              $14,884                            $16,566
10/31/95              $16,196                            $19,084
10/31/96              $18,486                            $20,107
10/31/97              $19,953                            $20,633
10/31/98              $19,304                            $23,222
10/31/99              $20,669                            $22,650

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/99(1) 1-Year 1.98% 5-Year 5.75% 10-Year 6.75%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer World Bond Fund (Class B)
and Salomon Brothers World Government Bond Index

                      Oppenheimer                    Salomon Brothers
               World Bond Fund Class B          World Government Bond Index
 4/27/98              $10,000                            $10,000
10/31/98               $9,407                            $11,196
10/31/99               $9,643                            $10,921

CUMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/99(1) 1-Year 1.38% Life -2.38%


10 OPPENHEIMER WORLD BOND FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer World Bond Fund (Class C)
and Salomon Brothers World Government Bond Index

                      Oppenheimer                    Salomon Brothers
               World Bond Fund Class C          World Government Bond Index
 4/27/98              $10,000                            $10,000
10/31/98               $9,391                            $11,196
10/31/99               $9,978                            $10,921

CUMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/99(1)

1-Year 5.27%  Life -0.15%


The performance information for Salomon Brothers World Government Bond Index in the graphs begins on 11/30/88 for Class A and 4/30/98 for both Class B and Class C.
1. See page 12 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


11  OPPENHEIMER WORLD BOND FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares of the Fund were first publicly offered on 11/23/88. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares are subject to an annual 0.25% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 4/27/98. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). The ending account value in the graph is net of the applicable 4% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 4/27/98. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


12  OPPENHEIMER WORLD BOND FUND

---------------------------------------------------------------------
                                              FINANCIALS













---------------------------------------------------------------------


13  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  October 31, 1999

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--14.8%
---------------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--10.3%
---------------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--9.3%
 Federal Home Loan Mortgage Corp., Collateralized Mtg.
 Obligations, Gtd. Multiclass Mtg. Participation Certificates,
 Series 1343, Cl. LA, 8%, 8/15/22                                           $  229,000     $  234,510
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates,
 Series 2054, Cl. TE, 6.25%, 4/15/24                                           109,000        104,231
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security
 Series 197, Cl. IO, 11.232%, 4/1/28(2)                                      1,376,122        438,209
 Series 199, Cl. IO, 22.578%, 8/1/28(2)                                      1,289,375        419,249
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates:
 11.50%, 1/1/18                                                                 45,467         49,981
 13%, 5/1/19                                                                   191,919        218,602
---------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.50%, 3/1/28                              2,147,811      2,060,890
                                                                                          ---------------
                                                                                            3,525,672

---------------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--1.0%
 Government National Mortgage Assn.:
 7.50%, 5/15/24                                                                 37,661         37,915
 7.50%, 1/15/26(3,4)                                                           282,409        283,607
 11%, 10/20/19(4)                                                               51,759         57,239
                                                                                          ---------------
                                                                                              378,761

---------------------------------------------------------------------------------------------------------
 PRIVATE--4.5%
---------------------------------------------------------------------------------------------------------
 COMMERCIAL--3.0%
 Asset Securitization Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1996-MD6,
 Cl. A5, 7.163%, 11/13/26(5)                                                   200,000        192,062
---------------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp.,
 Interest-Only Stripped Mtg.-Backed Security,
 Series 1996-C1, Cl. X-2, 29.86%, 12/25/20(2,6)                              6,208,300         81,484
---------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1996-C1, Cl. E, 7.421%, 3/15/06(5,6)        553,342        460,830
---------------------------------------------------------------------------------------------------------
 Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK]                                    1,684,000        233,264
---------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1995-C1, Cl. F, 6.90%, 2/25/27               93,735         85,270
---------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through
 Certificates, Series 1995-C4, Cl. E, 8.71%, 6/25/26(5,6)                      100,000         96,156
                                                                                          ---------------
                                                                                            1,149,066


14  OPPENHEIMER WORLD BOND FUND

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MULTIFAMILY--0.5%
 Mortgage Capital Funding, Inc., Multifamily Mtg.
 Pass-Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(7)       $  250,000     $  196,211
---------------------------------------------------------------------------------------------------------
 RESIDENTIAL--1.0%
 CS First Boston Mortgage Securities Corp., Mtg.
 Pass-Through Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(6)            190,000        158,472
---------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg.
 Pass-Through Certificates, Series 1997-CHL1, Cl. C, 8.502%, 7/25/06(5,6)      200,000        183,500
---------------------------------------------------------------------------------------------------------
 Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(6)             50,000         47,266
                                                                                          ---------------
                                                                                              389,238
                                                                                          ---------------
 Total Mortgage-Backed Obligations (Cost $5,595,179)                                        5,638,948

---------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--17.3%
---------------------------------------------------------------------------------------------------------
 AGENCY--0.7%
 Federal National Mortgage Assn.:
 Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02 [AUD]                             200,000        127,368
 Sr. Unsub. Nts., 6.375%, 8/15/07 [AUD]                                        205,000        124,852
                                                                                          ---------------
                                                                                              252,220

---------------------------------------------------------------------------------------------------------
 TREASURY--16.6%
 U.S. Treasury Bonds:
 6%, 8/15/04(8)                                                                340,000        340,850
 STRIPS, 5.97%, 11/15/18(8,9)                                                4,050,000      1,172,119
---------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.25%, 5/15/04                                                              2,450,000      2,380,329
 5.625%, 11/30/00                                                              600,000        600,000
 7%, 7/15/06                                                                 1,750,000      1,828,204
                                                                                          ---------------
                                                                                            6,321,502
                                                                                          ---------------
 Total U.S. Government Obligations (Cost $6,719,340)                                        6,573,722

---------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--39.4%
---------------------------------------------------------------------------------------------------------
 ARGENTINA--3.5%
 Argentina (Republic of) Bonds:
 Bonos de Consolidacion de Deudas, Series I, 2.857%, 4/1/07(5) [ARP]           517,969        352,192
 Series D, Zero Coupon, 9.87%, 10/15/02(9)                                     160,000        120,800
---------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Nts., Series REGS, 11.75%, 2/12/07 [ARP]              765,000        663,969
---------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Series PBA1, 2.857%, 4/1/07(5) [ARP]        258,984        168,855
---------------------------------------------------------------------------------------------------------
 City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                    10,000          7,754
                                                                                          ---------------
                                                                                            1,313,570

---------------------------------------------------------------------------------------------------------
 AUSTRALIA--0.4%
 Australia Postal Corp. Unsec. Unsub. Nts., 6%, 3/25/09 [AUD]                  280,000        163,622


15  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                FACE      MARKET VALUE
                                                                              AMOUNT(1)     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 BRAZIL--3.4%
 Brazil (Federal Republic of) Bonds, 11.625%, 4/15/04                        $  65,000     $    62,094
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                272,973         183,574
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds, 7%, 4/15/12(5)            850,000         556,750
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Eligible Interest Bonds, 6.937%, 4/15/06(5)      454,960         371,930
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Gtd. Bonds, 7%, 4/15/09(5)                       158,000         116,130
                                                                                          ---------------
                                                                                             1,290,478
                                                                                          ---------------

---------------------------------------------------------------------------------------------------------
 BULGARIA--1.1%
 Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
 Tranche A, 2.75%, 7/28/12(10)                                                 590,000         398,250
---------------------------------------------------------------------------------------------------------
 CANADA--1.0%
 Canada (Government of) Bonds, Series J24, 10.25%, 2/1/04                      490,000         385,427
---------------------------------------------------------------------------------------------------------
 COLOMBIA--0.3%
 Colombia (Republic of) Nts., 8.625%, 4/1/08                                    70,000          59,937
---------------------------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Bonds, 10.875%, 3/9/04                           60,000          60,375
                                                                                          ---------------
                                                                                               120,312

---------------------------------------------------------------------------------------------------------
 ECUADOR--0.0%
 Ecuador (Republic of) Past Due Interest Bonds, 2/27/15(11)                     76,847          16,522
---------------------------------------------------------------------------------------------------------
 GERMANY--2.5%
 Germany (Republic of) Bonds:
 6.25%, 4/26/06 [DEM]                                                              460             517
 6.75%, 5/13/04 [DEM]                                                          170,000         192,678
 Series 98, 5.25%, 1/4/08 [EUR]                                                480,000         506,042
 Zero Coupon, 5.63%, 7/4/27(9) [EUR]                                           520,000         108,254
---------------------------------------------------------------------------------------------------------
 Germany (Republic of) Stripped Bonds, Series JA24,
 Zero Coupon, 5.54%, 1/4/24(9) [EUR]                                           600,000         150,911
                                                                                          ---------------
                                                                                               958,402

---------------------------------------------------------------------------------------------------------
 GREAT BRITAIN--1.0%
 United Kingdom Treasury Nts., 10%, 9/8/03 [GBP]                               210,000         386,973
---------------------------------------------------------------------------------------------------------
 ITALY--2.2%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 9.50%, 2/1/06 [EUR]                                                           555,000        716,192
 10.50%, 9/1/05 [ITL]                                                          100,810        133,671
                                                                                          ---------------
                                                                                              849,863


16  OPPENHEIMER WORLD BOND FUND

                                                                                FACE      MARKET VALUE
                                                                              AMOUNT(1)     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 IVORY COAST--1.3%
 Ivory Coast (Government of) Front Loaded Interest Reduction Bonds:
 2%, 3/29/18(10) [FRF]                                                       2,215,000     $    81,634
 2%, 3/29/18(10)                                                               715,000         180,537
---------------------------------------------------------------------------------------------------------
 Ivory Coast (Government of) Past Due Interest Bonds,
 Series F, 1.90%, 3/29/18(10) [FRF]                                          5,144,562         230,821
                                                                                          ---------------
                                                                                               492,992

---------------------------------------------------------------------------------------------------------
 JAPAN--1.7%
 Japan (Government of) Bonds, Series 141, 6.50%, 6/20/01 [JPY]              60,000,000         632,254
---------------------------------------------------------------------------------------------------------
 JORDAN--1.4%
 Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(10)           90,000          56,925
---------------------------------------------------------------------------------------------------------
 Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%, 12/23/23(5)                680,000         457,300
                                                                                          ---------------
                                                                                               514,225

---------------------------------------------------------------------------------------------------------
 MEXICO--1.3%
 Petroleos Mexicanos Debs., 14.50%, 3/31/06(6) [GBP]                           100,000         185,422
---------------------------------------------------------------------------------------------------------
 United Mexican States Bonds, 11.375%, 9/15/16                                 300,000         321,375
                                                                                          ---------------
                                                                                               506,797

---------------------------------------------------------------------------------------------------------
 NIGERIA--0.7%
 Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10      422,789         262,125
---------------------------------------------------------------------------------------------------------
 NORWAY--3.3%
 Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]                         8,970,000       1,254,721
---------------------------------------------------------------------------------------------------------
 PANAMA--0.4%
 Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(5)              188,950         142,186
---------------------------------------------------------------------------------------------------------
 PERU--1.4%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(9)                 1,247,337         547,269
---------------------------------------------------------------------------------------------------------
 POLAND--0.4%
 Poland (Republic of) Bonds, Series 1000, 13%, 10/12/00 [PLZ]                  725,000         168,440
---------------------------------------------------------------------------------------------------------
 RUSSIA--1.7%
 Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(11)    1,840,000         170,775
---------------------------------------------------------------------------------------------------------
 Russia (Government of) Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03                 90,000          55,125
---------------------------------------------------------------------------------------------------------
 Russia (Government of) Unsec. Bonds, 11%, 7/24/18                             380,000         186,200
---------------------------------------------------------------------------------------------------------
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05                                                                185,000          89,262
 12.75%, 6/24/28                                                               240,000         126,972
                                                                                          ---------------
                                                                                               628,334

---------------------------------------------------------------------------------------------------------
 SLOVAKIA--0.7%
 Vseobenona Uverova Banka Unsec. Sub. Nts., 7.011%, 12/28/06(5)                380,000         269,800


17  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 SOUTH AFRICA--1.7%
 South Africa (Republic of) Bonds:
 Series 150, 12%, 2/28/05 [ZAR]                                                    190     $        29
 Series 153, 13%, 8/31/10 [ZAR]                                              2,986,000         439,009
 Series 175, 9%, 10/15/02 [ZAR]                                              1,300,000         189,216
                                                                                          ---------------
                                                                                               628,254

---------------------------------------------------------------------------------------------------------
 SPAIN--1.2%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
 8.80%, 4/30/06 [EUR]                                                          180,000         224,843
 10%, 2/28/05 [EUR]                                                            180,000         231,499
                                                                                          ---------------
                                                                                               456,342

---------------------------------------------------------------------------------------------------------
 THE NETHERLANDS--1.8%
 The Netherlands (Government of) Bonds:
 6%, 1/15/06 [EUR]                                                             105,000         115,939
 7.75%, 3/1/05 [EUR]                                                           480,000         570,117
                                                                                          ---------------
                                                                                               686,056

---------------------------------------------------------------------------------------------------------
 TURKEY--0.9%
 Turkey (Republic of) Treasury Bills, Zero Coupon, 78.57%,             280,000,000,000         353,015
  8/23/00(9) [TRL]
---------------------------------------------------------------------------------------------------------
 VENEZUELA--3.5%
 Venezuela (Republic of) Disc. Bonds, Series DL, 6.312%, 12/18/07(5)         1,474,141       1,188,527
---------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
 Series A, 6.875%, 3/31/07(5)                                                  178,571         142,411
---------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Unsec. Bonds, 13.625%, 8/15/18                         15,000          13,762
                                                                                          ---------------
                                                                                             1,344,700

---------------------------------------------------------------------------------------------------------
 VIETNAM--0.6%
 Vietnam (Government of) Bonds, 3%, 3/12/28(5)                                 740,000         228,475
                                                                                          ---------------
 Total Foreign Government Obligations (Cost $15,380,341)                                    14,999,404

---------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--4.6%
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
 Tranche 1, 6.812%, 9/4/06(5,6)                                                548,181         402,228
 Tranche A, 7.50%, 3/4/00(5,6)                                                  20,000          19,700
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Trust III Nts., Tranche 3, 1.063%, 3/4/10(5,6)       23,800,000         110,037
   [JPY]
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(6) [JPY]        24,300,000         224,407
---------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement:
 Tranche A, 2.018%, 1/1/09(5) [JPY]                                         19,226,190         145,656
 Tranche B, 5.906%, 1/1/09(5,6)                                                 52,941          48,772


18  OPPENHEIMER WORLD BOND FUND

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS Continued
---------------------------------------------------------------------------------------------------------
 PT Bank Negara Indonesia Gtd. Nts.:
 Series 3 yr., 9.156%, 8/25/01(5,6)                                          $ 180,000      $  164,700
 Series 4 yr., 9.406%, 8/25/02(5,6)                                             90,000          79,650
---------------------------------------------------------------------------------------------------------
 PT Lippo Bank Nts.:
 8.906%, 8/25/00(5,6)                                                          150,000         144,000
 9.156%, 8/25/01(5,6)                                                          225,000         205,875
 9.406%, 8/25/02(5,6)                                                           50,000          44,250
---------------------------------------------------------------------------------------------------------
 Trinidad & Tobago Loan Participation Agreement, Tranche A,
 1.148%, 9/30/00(5,6) [JPY]                                                 19,108,944         166,627
                                                                                          ---------------
 Total Loan Participations (Cost $1,517,441)                                                 1,755,902

---------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--9.1%
---------------------------------------------------------------------------------------------------------
 CHEMICALS--1.1%
 Reliance Industries Ltd., 10.25% Unsec. Debs., Series B, 1/15/2097            520,000         419,819
---------------------------------------------------------------------------------------------------------
 ENERGY--0.8%
 Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(7)                250,000         127,657
---------------------------------------------------------------------------------------------------------
 Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                             200,000         188,347
                                                                                          ---------------
                                                                                               316,004

---------------------------------------------------------------------------------------------------------
 FINANCIAL--4.5%
 AB Spintab, 5.50% Bonds, Series 169, 9/17/03 [SEK]                            900,000         107,791
---------------------------------------------------------------------------------------------------------
 Allgemeine Hypobk AG, 5% Sec. Nts., Series 501, 9/2/09 [EUR]                   50,000          49,959
---------------------------------------------------------------------------------------------------------
 Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(6,11) [IDR]       850,000,000          18,681
---------------------------------------------------------------------------------------------------------
 Bayerische Vereinsbank AG, 5% Sec. Nts., Series 661, 7/28/04 [EUR]            480,614         504,315
---------------------------------------------------------------------------------------------------------
 Dresdner Funding Trust II, 5.79% Sub. Nts., 6/30/11(6) [EUR]                  270,000         260,554
---------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.875% Sr. Unsec. Nts., 6/7/02 [GBP]         290,000         476,480
---------------------------------------------------------------------------------------------------------
 KBC Bank Funding Trust IV, 8.22% Nts., 11/29/49(10,12) [EUR]                   90,000          96,601
---------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(7,11)           185,000           6,937
---------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa:
 11% Nts., 6/18/03(6,11)                                                        50,000           6,500
 20% Nts., 3/6/00(11) [IDR]                                              1,000,000,000          19,048
 24% Nts., 6/19/03(11) [IDR]                                               492,900,000           9,389
---------------------------------------------------------------------------------------------------------
 SanLuis Corp., SA DE CV, 8.875% Sr. Unsec. Nts., 3/18/08                      190,000         165,300
                                                                                          ---------------
                                                                                             1,721,555

---------------------------------------------------------------------------------------------------------
 GAMING/LEISURE--0.0%
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(11)          2,000              --
---------------------------------------------------------------------------------------------------------
 HOUSING--0.2%
 Internacional de Ceramica SA, 9.75% Unsec. Unsub. Nts., 8/1/02(7)              90,000          63,225


19  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--2.1%
 Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(13) [DEM]                   200,000      $   68,252
---------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09(7) [EUR]                       275,000         296,279
---------------------------------------------------------------------------------------------------------
 NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series B, 4/1/08 [GBP]                65,000         104,792
---------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/9.875% Sr. Nts., 4/15/09(7,13) [GBP]          320,000         317,678
                                                                                          ---------------
                                                                                               787,001

---------------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.4%
 General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04 [GBP]          60,000          96,928
---------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(6)               188,587          66,477
                                                                                          ---------------
                                                                                               163,405
                                                                                          ---------------
 Total Corporate Bonds and Notes (Cost $4,166,054)                                           3,471,009
                                                                           SHARES
---------------------------------------------------------------------------------------------------------
 COMMON STOCKS--0.1%
---------------------------------------------------------------------------------------------------------
 Optel, Inc.(14)                                                                    45              --
---------------------------------------------------------------------------------------------------------
 Price Communications Corp.(14)                                                  1,105          24,035
                                                                                          ---------------
 Total Common Stocks (Cost $11)                                                                 24,035
                                                                            UNITS
---------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03                                            206              --
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03(6)                                         119               1
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 9/1/04(6)                                          350             372
---------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                       495           5,514
---------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(6)                            50             607
---------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(6)                           100           4,275
---------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 6/30/05(6)                                        640             160
                                                                                          ---------------
 Total Rights, Warrants and Certificates (Cost $1,731)                                          10,929
                                                                                FACE
                                                                              AMOUNT(1)
---------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS--14.7%
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Argentine Peso Linked Nts., 14.50%, 1/14/00   $  390,000         390,156
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Brazilian Real Linked Nts., 23.75%, 10/25/00     190,000         190,000
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Mexican Peso Linked Nts.:
 26.10%, 10/29/01 [MXN]                                                      1,828,750         192,168
 27.40%, 9/20/01                                                               338,000         347,802
 28.60%, 9/13/01                                                               380,000         392,084
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indian Rupee/Japanese Yen Linked Nts., Zero Coupon,
 12.73%, 8/17/01(9)                                                            425,000         309,315


20  OPPENHEIMER WORLD BOND FUND

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS Continued
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesian Rupiah Floating Linked Nts.,
 13.86%, 8/3/00                                                        $       230,000   $     227,861
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesian Rupiah Linked Nts., 13.667%, 6/30/00             275,000         267,273
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, New York, Philippine Peso/Japanese Yen
 Linked Nts., 10.55%, 5/12/00                                                  320,000         258,528
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Russian OFZ Linked Nts.:
 Series 25030, Zero Coupon, 146.53%, 12/15/01(9) [RUR]                         259,000           1,230
 Series 27001, 25%, 2/6/02(5) [RUR]                                             75,800             677
 Series 27002, 25%, 5/22/02(5) [RUR]                                            75,800             633
 Series 27003, 25%, 6/5/02(5) [RUR]                                             75,800             630
 Series 27004, 25%, 9/18/02(5) [RUR]                                            75,800             592
 Series 27005, 25%, 10/9/02(5) [RUR]                                            75,800             574
 Series 27006, 25%, 1/22/03(5) [RUR]                                            75,800             546
 Series 27007, 25%, 2/5/03(5) [RUR]                                             75,800             544
 Series 27008, 25%, 5/21/03(5) [RUR]                                            75,800             523
 Series 27009, 25%, 6/4/03(5) [RUR]                                             75,800             513
 Series 27010, 25%, 9/17/03(5) [RUR]                                            75,800             508
 Series 27011, 25%, 10/8/03(5) [RUR]                                            75,800             486
 Series 28001, 25%, 1/21/04(5) [RUR]                                            75,800             488
---------------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc. Russian OFZ Linked Nts., Series L:
 25%, 2/6/02(5) [RUR]                                                           68,820           1,230
 25%, 5/22/02(5) [RUR]                                                          68,820           1,150
 25%, 6/5/02(5) [RUR]                                                           68,820           1,144
 25%, 9/18/02(5) [RUR]                                                          68,820           1,074
 25%, 10/9/02(5) [RUR]                                                          68,820           1,041
 25%, 1/22/03(5) [RUR]                                                          68,820             991
 25%, 2/5/03(5) [RUR]                                                           68,820             989
 25%, 5/21/03(5) [RUR]                                                          68,820             949
 25%, 6/4/03(5) [RUR]                                                           68,820             932
 25%, 9/17/03(5) [RUR]                                                          68,820             923
 25%, 10/8/03(5) [RUR]                                                          68,820             883
 25%, 1/21/04(5) [RUR]                                                          68,820             886
 Zero Coupon, 53.77%, 12/15/01(9) [RUR]                                        235,000           2,233
---------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc. Turkey Treasury Bond Linked Nts.:
 87.283%, 1/7/01(5) [TRL]                                              185,000,000,000         446,675
 87.282%, 1/9/01(5) [TRL]                                              175,100,000,000         422,772
---------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bill Linked Nts.,
 92.10%, 8/24/00(5)                                                            500,000         446,460
---------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bond Linked Nts.,
 87.283%, 1/7/01(5) [TRL]                                              222,908,218,827         541,463
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Argentine Peso Linked Nts.:
 13.512%, 3/10/00                                                              388,000         391,414
 15.10%, 1/18/00                                                               195,000         197,360
 16.10%, 3/3/00                                                                200,000         203,660
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Indonesian Rupiah Linked Nts.,
 18.19%, 8/18/00                                                               200,000         239,840
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Philippine Peso/Japanese Yen Linked Nts.,
 16.04%, 5/10/00                                                               150,000         111,840
                                                                                          ---------------
 Total Structured Instruments (Cost $5,864,265)                                              5,599,040


21  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                         MARKET VALUE
                                                  DATE         STRIKE     CONTRACTS        SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 OPTIONS PURCHASED--0.1%
---------------------------------------------------------------------------------------------------------
 European Monetary Unit Call Opt.              12/2/99      EUR 1.071        2,740,000      $   19,098
---------------------------------------------------------------------------------------------------------
 Hong Kong Dollar Put Opt.                     1/11/00      HKD 7.894        2,368,200              54
---------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.(6)                     1/24/00     JPY 99.000       82,000,000          10,380
                                                                                          ---------------
 Total Options Purchased (Cost $79,397)                                                         29,532
                                                                                FACE
                                                                              AMOUNT(1)
---------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--0.3%
---------------------------------------------------------------------------------------------------------
 Repurchase agreement with First Chicago Capital Markets,
 5.20%, dated 10/29/99, to be repurchased at $100,043 on 11/1/99, collateralized by U.S. Treasury Nts., 4.875%-8%, 7/31/00-11/15/28,
 with a value of $53,671 and U.S. Treasury Bonds, 7.125%-11.75%,
 2/15/01-2/15/23, with a value of $48,402 (Cost $100,000)                     $100,000         100,000
---------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $39,423,759)                                  100.4%     38,202,521
---------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                            (0.4)       (138,723)
                                                                       ----------------------------------
 NET ASSETS                                                                      100.0%    $38,063,798
                                                                       ----------------------------------
                                                                       ----------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
 ARP   Argentine Peso                     ITL   Italian Lira
 AUD   Australian Dollar                  JPY   Japanese Yen
 CAD   Canadian Dollar                    MXN   Mexican Nuevo Peso
 DEM   German Mark                        NOK   Norwegian Krone
 DKK   Danish Krone                       PLZ   Polish Zloty
 EUR   Euro                               RUR   Russian Ruble
 FRF   French Franc                       SEK   Swedish Krona
 GBP   British Pound Sterling             TRL   Turkish Lira
 IRD   Indonesian Rupiah                  ZAR   South African Rand

 2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
 3. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                  CONTRACTS     EXPIRATION     EXERCISE        PREMIUM    MARKET VALUE
                             SUBJECT TO PUT           DATE        PRICE       RECEIVED      SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 Polish Zloty Put Opt.            2,319,290        11/4/99    PLZ 4.179        $12,682          $6,503

 4. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
 5. Represents the current interest rate for a variable rate security.
 6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
 7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,007,987 or 2.65% of the Fund's net assets as of October 31, 1999.


22  OPPENHEIMER WORLD BOND FUND

 FOOTNOTES TO STATEMENT OF INVESTMENTS CONTINUED

 8. Securities with an aggregate market value of $1,512,969 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
 9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
 10. Represents the current interest rate for an increasing rate security.
 11. Non-income-producing--issuer is in default.
 12. When-issued security to be delivered and settled after October 31, 1999.
 13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
 14. Non-income-producing security.

 DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION                                               MARKET VALUE         PERCENT
---------------------------------------------------------------------------------------------------------
 United States                                                             $12,850,553            33.6%
 Argentina                                                                   2,496,159             6.5
 Turkey                                                                      2,210,385             5.8
 Germany                                                                     1,773,229             4.6
 Mexico                                                                      1,733,853             4.5
 Brazil                                                                      1,480,479             3.9
 Indonesia                                                                   1,434,004             3.8
 Venezuela                                                                   1,344,700             3.5
 Norway                                                                      1,254,721             3.3
 Italy                                                                         849,862             2.2
 Algeria                                                                       756,373             2.0
 India                                                                         729,134             1.9
 Great Britain                                                                 704,652             1.9
 The Netherlands                                                               686,056             1.8
 Russia                                                                        650,704             1.7
 Japan                                                                         632,254             1.7
 South Africa                                                                  628,254             1.7
 Peru                                                                          547,269             1.4
 Poland                                                                        532,971             1.4
 Jordan                                                                        514,225             1.4
 Ivory Coast                                                                   492,992             1.3
 Spain                                                                         456,342             1.2
 Australia                                                                     415,842             1.1
 Bulgaria                                                                      398,250             1.0
 Canada                                                                        389,702             1.0
 Philippines                                                                   370,368             1.0
 Slovakia                                                                      269,800             0.7
 Nigeria                                                                       262,125             0.7
 Denmark                                                                       233,264             0.6
 Vietnam                                                                       228,475             0.6
 Morocco                                                                       194,429             0.5
 Trinidad & Tobago                                                             166,626             0.4
 Panama                                                                        142,186             0.4
 Chile                                                                         127,657             0.3
 Colombia                                                                      120,313             0.3
 Sweden                                                                        107,791             0.3
 Ecuador                                                                        16,522             0.0
                                                                       ----------------------------------
 Total                                                                     $38,202,521           100.0%
                                                                       ----------------------------------
                                                                       ----------------------------------

 See accompanying Notes to Financial Statements.


23  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------
 Investments, at value (cost $39,423,759)--see accompanying statement                     $ 38,202,521
---------------------------------------------------------------------------------------------------------
 Cash                                                                                          172,287
---------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency exchange contracts                                 14,225
---------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                                    423,654
 Investments sold                                                                              120,460
 Shares of beneficial interest sold                                                             31,385
 Closed foreign currency exchange contracts                                                     11,462
 Daily variation on futures contracts                                                           11,415
 Other                                                                                             727
                                                                                         ----------------
 Total assets                                                                               38,988,136

---------------------------------------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency exchange contracts                                    499
---------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $12,682)--see accompanying statement               6,503
---------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $94,599 purchased on a when-issued basis)                    485,948
 Dividends                                                                                     211,250
 Trustees' compensation                                                                         87,724
 Shareholder reports                                                                            61,476
 Shares of beneficial interest redeemed                                                         11,219
 Transfer and shareholder servicing agent fees                                                   9,704
 Daily variation on futures contracts                                                            7,586
 Distribution and service plan fees                                                              6,847
 Closed foreign currency exchange contracts                                                      6,558
 Other                                                                                          29,024
---------------------------------------------------------------------------------------------------------
 Total liabilities                                                                             924,338

---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                $38,063,798
                                                                                         ----------------
                                                                                         ----------------
---------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
 Par value of shares of capital stock                                                      $    53,589
---------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                 48,198,308
---------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                        (139,724)
---------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions             (8,851,817)
---------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                              (1,196,558)
                                                                                         ----------------
 Net assets                                                                                $38,063,798
                                                                                         ----------------
                                                                                         ----------------


24  OPPENHEIMER WORLD BOND FUND

---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $34,552,699 and 4,864,741 shares of beneficial interest outstanding)                            $7.10
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                     $7.45
---------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,735,839
 and 384,952 shares of beneficial interest outstanding)                                          $7.11
---------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
 of $775,260 and 109,210 shares of beneficial interest outstanding)                              $7.10

See accompanying Notes to Financial Statements.


25  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
 Interest (net of foreign withholding taxes of $8,265)                                     $ 5,031,533
---------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $115)                                              635
                                                                                         ----------------
 Total income                                                                                5,032,168

---------------------------------------------------------------------------------------------------------
 EXPENSES
---------------------------------------------------------------------------------------------------------
 Management fees                                                                               292,706
---------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                        66,179
 Class B                                                                                        16,023
 Class C                                                                                         8,083
---------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                 101,006
---------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                           100,022
---------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                    36,907
---------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                         32,294
---------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                    19,694
---------------------------------------------------------------------------------------------------------
 Other                                                                                          24,001
                                                                                         ----------------
 Total expenses                                                                                696,915
 Less expenses paid indirectly                                                                  (6,399)
                                                                                         ----------------
 Net expenses                                                                                  690,516

---------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                       4,341,652

---------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                                                (1,206,355)
 Closing of futures contracts                                                                  (70,067)
 Closing and expiration of option contracts written                                            115,591
 Foreign currency transactions                                                              (1,737,306)
                                                                                         ----------------
 Net realized loss                                                                          (2,898,137)

---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                                 1,224,060
 Translation of assets and liabilities denominated in foreign currencies                        (2,778)
                                                                                         ----------------
 Net change                                                                                  1,221,282
                                                                                         ----------------
 Net realized and unrealized loss                                                           (1,676,855)

---------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $2,664,797
                                                                                         ----------------
                                                                                         ----------------

 See accompanying Notes to Financial Statements.


26  OPPENHEIMER WORLD BOND FUND

 STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED OCTOBER 31,                                                           1999            1998
---------------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------------
 Net investment income                                                     $ 4,341,652     $ 4,368,356
---------------------------------------------------------------------------------------------------------
 Net realized loss                                                          (2,898,137)     (3,053,977)
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                       1,221,282      (2,480,858)
                                                                       ----------------------------------
 Net increase (decrease) in net assets resulting from operations             2,664,797      (1,166,479)

---------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                    (2,671,354)     (3,921,503)
 Class B                                                                       (69,360)         (8,405)
 Class C                                                                       (50,388)         (6,104)
---------------------------------------------------------------------------------------------------------
 Tax return of capital:
 Class A                                                                    (1,017,454)       (313,635)
 Class B                                                                       (80,561)         (7,511)
 Class C                                                                       (22,828)         (4,729)

---------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                    (3,211,011)    (10,446,596)
 Class B                                                                     1,832,386         963,214
 Class C                                                                       219,731         600,668

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------
 Total decrease                                                             (2,406,042)    (14,311,080)
---------------------------------------------------------------------------------------------------------
 Beginning of period                                                        40,469,840      54,780,920
                                                                       ----------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $(139,724) and $56,324, respectively]                $38,063,798     $40,469,840
                                                                       ----------------------------------
                                                                       ----------------------------------

 See accompanying Notes to Financial Statements.


27  OPPENHEIMER WORLD BOND FUND

 FINANCIAL HIGHLIGHTS


 CLASS A      YEAR ENDED OCTOBER 31,               1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $7.33       $8.28       $8.31       $7.91       $7.93
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .80         .72         .72         .73         .71
 Net realized and unrealized gain (loss)           (.31)       (.97)       (.08)        .34        (.05)
                                                -----------------------------------------------------------
 Total income (loss) from investment operations     .49        (.25)        .64        1.07         .66
-----------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              (.51)       (.64)       (.67)       (.67)       (.68)
 Tax return of capital                             (.21)       (.06)         --          --          --
                                                -----------------------------------------------------------
 Total dividends and distributions
 to shareholders                                   (.72)       (.70)       (.67)       (.67)       (.68)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $7.10       $7.33       $8.28       $8.31       $7.91
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------
 Market value, end of period                        N/A         N/A       $8.06       $7.50       $7.00
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)               7.07%      (3.25)%      7.94%      14.14%       8.81%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                   N/A         N/A       16.42%      16.40%       9.09%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $34,553     $38,950     $54,781     $54,962     $52,340
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $36,620     $48,542     $55,339     $53,309     $51,207
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                            11.16%       8.94%       8.65%       9.04%       9.20%
 Expenses, before indirect expenses                1.74%       1.56%(4)    1.20%(4)    1.28%(4)    1.24%(4)
 Expenses, after indirect expenses                 1.72%        N/A         N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                         237%        344%        289%        261%        344%


 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

 See accompanying Notes to Financial Statements.


28  OPPENHEIMER WORLD BOND FUND


 CLASS B        YEAR ENDED OCTOBER 31,                                            1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $7.34           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                             .72             .25
 Net realized and unrealized gain (loss)                                          (.29)           (.73)
                                                                                ----------------------------
 Total income (loss) from investment operations                                    .43            (.48)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                             (.45)           (.27)
 Tax return of capital                                                            (.21)           (.06)
                                                                                ----------------------------
 Total dividends and distributions
 to shareholders                                                                  (.66)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $7.11           $7.34
                                                                                ----------------------------
                                                                                ----------------------------
 Market value, end of period                                                       N/A             N/A
                                                                                ----------------------------
                                                                                ----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                                              6.22%          (5.93)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                                                  N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                                       $2,736            $933
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                              $1,607            $340
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:(3)
 Net investment income                                                           10.81%          10.97%(7)
 Expenses, before indirect expenses                                               2.49%           2.74%(4,7)
 Expenses, after indirect expenses                                                2.47%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                                        237%            344%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.
 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.

 See Accompanying Notes to Financial Statements.


29  OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS  CONTINUED


 CLASS C        YEAR ENDED OCTOBER 31,                                            1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $7.33           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                             .75             .34
 Net realized and unrealized gain (loss)                                          (.31)           (.83)
                                                                                ----------------------------
 Total income (loss) from investment operations                                    .44            (.49)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                             (.46)           (.27)
 Tax return of capital                                                            (.21)           (.06)
                                                                                ----------------------------
 Total dividends and distributions to shareholders                                (.67)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $7.10           $7.33
                                                                                ----------------------------
                                                                                ----------------------------
 Market value, end of period                                                       N/A             N/A
                                                                                ----------------------------
                                                                                ----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                                              6.24%          (6.09)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                                                  N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                                         $775            $587
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                $809            $253
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                           10.14%           9.24%(7)
 Expenses, before indirect expenses                                               2.54%           2.62%(4,7)
 Expenses, after indirect expenses                                                2.52%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                                        237%            344%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.
 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.

 See Accompanying Notes to Financial Statements.


30  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer World Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of October 31, 1999, the market value of these securities comprised 12.88% of the Fund's net assets and resulted in realized and unrealized losses of $778,140. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


31  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of October 31, 1999, the Fund had entered into net outstanding when-issued or forward commitments of $94,599.
      In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 1999, securities with an aggregate market value of $247,852, representing 0.65% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



32  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $8,678,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $11,070 was made for the Fund's projected benefit obligations and payments of $1,928 were made to retired trustees, resulting in an accumulated liability of $87,268 as of October 31, 1999.
      The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


33  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,746,598. Accumulated net realized loss on investments has decreased by the same amount. As noted in the Statements of Changes in Net Assets, the Fund realized a tax return of capital of $1,120,843.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


34  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the year ended October 31, 1999, were as follows:

                                         YEAR ENDED OCTOBER 31, 1999       YEAR ENDED OCTOBER 31, 1998
                                             SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
 CLASS A:
 Sold                                       390,587      $ 2,817,009          286,833     $  2,178,396
 Dividends and/or
 distributions reinvested                   163,761        1,175,569           74,607          566,615
 Redeemed                                (1,001,683)      (7,203,589)      (1,664,869)     (13,191,607)
                                        -----------------------------------------------------------------
 Net decrease                              (447,335)     $(3,211,011)      (1,303,429)    $(10,446,596)
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 CLASS B:
 Sold                                       361,517      $ 2,585,614          131,607     $    995,498
 Dividends and/or
 distributions reinvested                    13,053           93,470            1,934           14,358
 Redeemed                                  (116,778)        (846,698)          (6,381)         (46,642)
                                        -----------------------------------------------------------------
 Net increase                               257,792      $ 1,832,386          127,160     $    963,214
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 CLASS C:
 Sold                                       102,151      $   744,459          118,968     $    899,891
 Dividends and/or
 distributions reinvested                     4,047           29,065              738            5,675
 Redeemed                                   (77,118)        (553,793)         (39,576)        (304,898)
                                        -----------------------------------------------------------------
 Net increase                                29,080      $   219,731           80,130     $    600,668
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------

--------------------------------------------------------------------------------
 3. UNREALIZED GAINS AND LOSSES ON SECURITIES

 As of October 31, 1999, net unrealized depreciation on securities and options written of $1,215,065 was composed of gross appreciation of $1,097,416, and gross depreciation of $2,312,481.


35  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended October 31, 1999 was 0.75% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE           CLASS A      COMMISSIONS      COMMISSIONS       COMMISSIONS
                       FRONT-END         FRONT-END       ON CLASS A       ON CLASS B        ON CLASS C
                   SALES CHARGES     SALES CHARGES           SHARES           SHARES            SHARES
                      ON CLASS A       RETAINED BY      ADVANCED BY      ADVANCED BY       ADVANCED BY
 YEAR ENDED               SHARES       DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
 October 31, 1999        $47,476           $21,352           $3,929          $77,474            $4,241

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   CLASS A                       CLASS B                       CLASS C
                       CONTINGENT DEFERRED           CONTINGENT DEFERRED           CONTINGENT DEFERRED
                             SALES CHARGES                 SALES CHARGES                 SALES CHARGES
 YEAR ENDED        RETAINED BY DISTRIBUTOR       RETAINED BY DISTRIBUTOR       RETAINED BY DISTRIBUTOR
---------------------------------------------------------------------------------------------------------
 October 31, 1999                      $--                        $2,744                        $1,245

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


36  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $66,179, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                                   DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                       AGGREGATE          UNREIMBURSED
                                                                    UNREIMBURSED         EXPENSES AS %
                         TOTAL PAYMENTS       AMOUNT RETAINED           EXPENSES         OF NET ASSETS
                             UNDER PLAN        BY DISTRIBUTOR         UNDER PLAN              OF CLASS
---------------------------------------------------------------------------------------------------------
 Class B Plan                   $16,023               $15,054           $103,357                  3.78%
 Class C Plan                     8,083                 6,074              7,063                  0.91


37  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

 As of October 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                       CONTRACT   VALUATION AS OF    UNREALIZED    UNREALIZED
 CONTRACT DESCRIPTION           EXPIRATION DATES  AMOUNT (000S)  OCTOBER 31, 1999  APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro (EUR)                             11/10/99          EUR90        $   94,664      $     --          $ 79
 Euro (EUR)                    11/19/99-11/24/99         EUR506           532,534         2,540            --
 Japanese Yen (JPY)                      12/6/99     JPY183,000         1,763,465         4,779            --
                                                                                       -------------------------
                                                                                          7,319            79
                                                                                       -------------------------
 CONTRACTS TO SELL
 Australian Dollar (AUD)                11/17/99         AUD475           302,782         4,833            --
 British Pound Sterling (GBP)  11/19/99-12/13/99         GBP480           787,727            --           420
 Euro (EUR)                             11/10/99          EUR86            90,638            78            --
 Japanese Yen (JPY)                     11/24/99      JPY27,040           260,023         1,995            --
                                                                                       -------------------------
                                                                                          6,906           420
                                                                                       -------------------------
 Total Unrealized Appreciation and Depreciation                                         $14,225          $499
                                                                                       -------------------------
                                                                                       -------------------------


38  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 6. FUTURES CONTRACTS

 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of October 31, 1999, the Fund had outstanding futures contracts as follows:

                                                                                         UNREALIZED
                                  EXPIRATION      NUMBER OF      VALUATION AS OF       APPRECIATION
 CONTRACT DESCRIPTION                   DATE      CONTRACTS     OCTOBER 31, 1999     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro-Bobl                           12/8/99              2           $  219,407            $ 1,482
 Euro-Bund                           12/8/99              4              445,204             10,301
 Euro-Schatz                         12/8/99             10            1,085,576              4,310
 U.S. Long Bond                     12/20/99              4              454,375             (7,969)
                                                                                            ----------
                                                                                              8,124
                                                                                            ----------
 CONTRACTS TO SELL
 Japanese Bond, 10 yr.                3/9/00              1            1,254,599              1,437
 U.K. Long Gilt                     12/24/99              1              177,135             (2,904)
 U.S. Treasury Nts., 10 yr.         12/20/99              1              109,719               (586)
                                                                                            ----------
                                                                                             (2,053)
                                                                                            ----------
                                                                                            $ 6,071
                                                                                            ----------
                                                                                            ----------


39  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 7. OPTION ACTIVITY

 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended October 31, 1999, was as follows:

                                             CALL OPTIONS                   PUT OPTIONS
                             ----------------------------   -----------------------------
                                NUMBER OF       AMOUNT OF      NUMBER OF      AMOUNT OF
                                  OPTIONS        PREMIUMS        OPTIONS       PREMIUMS
-----------------------------------------------------------------------------------------
 Options outstanding as of
 October 31, 1998             216,915,000      $   53,812        600,989     $   46,740
 Options written              297,846,846         128,948    235,314,827        165,099
 Options closed or expired   (298,091,203)       (101,699)  (232,257,209)      (139,728)
 Options exercised           (216,670,643)        (81,061)    (1,339,317)       (59,429)
                             ------------------------------------------------------------
 Options outstanding as of
 October 31, 1999                      --      $       --      2,319,290     $   12,682
                             ------------------------------------------------------------
                             ------------------------------------------------------------


40  OPPENHEIMER WORLD BOND FUND

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 8. ILLIQUID OR RESTRICTED SECURITIES

 As of October 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1999, was $3,191,383, which represents 8.38% of the Fund's net assets.
--------------------------------------------------------------------------------
 9. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended
 October 31, 1999.


41  OPPENHEIMER WORLD BOND FUND

 INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER WORLD BOND FUND:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer World Bond Fund as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer World Bond Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





 KPMG LLP


 Denver, Colorado
 November 19, 1999


42  OPPENHEIMER WORLD BOND FUND

 FEDERAL INCOME TAX INFORMATION  UNAUDITED

--------------------------------------------------------------------------------
 In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


43  OPPENHEIMER WORLD BOND FUND

 OPPENHEIMER WORLD BOND FUND

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 OFFICERS AND TRUSTEES   Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Arthur P. Steinmetz, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
--------------------------------------------------------------------------------
 INVESTMENT ADVISOR      OppenheimerFunds, Inc.

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 DISTRIBUTOR             OppenheimerFunds Distributor, Inc.

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 TRANSFER AND SHAREHOLDER
 SERVICING AGENT         OppenheimerFunds Services

--------------------------------------------------------------------------------
 CUSTODIAN OF PORTFOLIO
 SECURITIES              The Bank of New York

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS    KPMG LLP

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 LEGAL COUNSEL           Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer World Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer World Bond Fund. For material information concerning the Fund, see the Prospectus.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


43  OPPENHEIMER WORLD BOND FUND

 OPPENHEIMERFUNDS FAMILY

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 GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
                   Developing Markets Fund                             Global Fund
                   International Small Company Fund                    Quest Global Value Fund
                   Europe Fund                                         Global Growth & Income Fund
                   International Growth Fund

-----------------------------------------------------------------------------------------------------------------------------------
 EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
                   STOCK                                               STOCK & BOND
                   Enterprise Fund(1)                                  Main Street-Registered Trademark- Growth & Income Fund
                   Discovery Fund                                      Quest Opportunity Value Fund
                   Main Street-Registered Trademark- Small Cap Fund    Total Return Fund
                   Quest Small Cap Value Fund                          Quest Balanced Value Fund
                   MidCap Fund                                         Capital Income Fund(2)
                   Capital Appreciation Fund                           Multiple Strategies Fund
                   Growth Fund                                         Disciplined Allocation Fund
                   Disciplined Value Fund                              Convertible Securities Fund
                   Quest Value Fund
                   Trinity Growth Fund                                 SPECIALTY
                   Trinity Core Fund                                   Real Asset Fund
                   Trinity Value Fund                                  Gold & Special Minerals Fund

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 FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                   TAXABLE                                             MUNICIPAL
                   International Bond Fund                             California Municipal Fund(3)
                   World Bond Fund                                     Main Street-Registered Trademark-California Municipal Fund(3)
                   High Yield Fund                                     Florida Municipal Fund(3)
                   Champion Income Fund                                New Jersey Municipal Fund(3)
                   Strategic Income Fund                               New York Municipal Fund(3)
                   Bond Fund                                           Pennsylvania Municipal Fund(3)
                   Senior Floating Rate Fund                           Municipal Bond Fund
                   U.S. Government Trust                               Insured Municipal Fund
                   Limited-Term Government Fund                        Intermediate Municipal Fund

                                                                       ROCHESTER DIVISION
                                                                       Rochester Fund Municipals
                                                                       Limited Term New York Municipal Fund

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 MONEY MARKET(4)
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                   Money Market Fund                                   Cash Reserves

 1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
 2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
 Fund."
 3. Available to investors only in certain states.
 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.
 -C- Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


45  OPPENHEIMER WORLD BOND FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

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INTERNET
24-hr access to account information and transactions
www.oppenheimerfunds.com
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GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
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TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
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PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
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OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
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TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
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RA0705.001.1099  December 30, 1999